                                 $210,000,000

                               CREDIT AGREEMENT


                                     among

                        CORE-MARK INTERNATIONAL, INC.,


                              The Several Lenders
                       from Time to Time Parties Hereto


                                      and


                           THE CHASE MANHATTAN BANK,
                            as Administrative Agent



                          Dated as of August 7, 1996

                               TABLE OF CONTENTS

         SECTION 1.  DEFINITIONS                                             1
                   1.1  Defined Terms                                        1
                   1.2  Other Definitional Provisions                       24

         SECTION 2.  AMOUNT AND TERMS OF COMMITMENTS                        25
                   2.1  Revolving Credit Commitments                        25
                   2.2  Procedure for Revolving Credit Borrowing            25
                   2.3  Fees                                                26
                   2.4  Termination or Reduction of Commitments             26
                   2.5  Term Loans                                          26
                   2.6  Procedure for Term Loan Borrowing                   26
                   2.7  Repayment of Loans; Evidence of Debt                26
                   2.8  Optional Prepayments                                28
                   2.9  Mandatory Prepayments                               28
                   2.10  Mandatory Prepayments and Other Reductions
                         of Revolving Credit Loans                          29
                   2.11  Conversion and Continuation Options                30
                   2.12  Maximum Number of Tranches                         31
                   2.13  Interest Rates and Payment Dates                   31
                   2.14  Computation of Interest and Fees                   31
                   2.15  Inability to Determine Interest Rate               32
                   2.16  Pro Rata Treatment and Payments                    32
                   2.17  Illegality                                         33
                   2.18  Requirements of Law                                34
                   2.19  Taxes                                              34
                   2.20  Indemnity                                          36
                   2.21  Change of Lending Office                           37

                        SECTION 3. LETTERS OF CREDIT                        37
                   3.1  L/C Commitment.                                     37
                   3.2  Procedure for Issuance of Letters of Credit         37
                   3.3  Fees, Commissions and Other Charges                 38
                   3.4  L/C Participations                                  38
                   3.5  Reimbursement Obligation of the Borrower            39
                   3.6  Obligations Absolute                                40
                   3.7  Letter of Credit Payments                           40
                   3.8  Application                                         40

         SECTION 4.  REPRESENTATIONS AND WARRANTIES                         41
                   4.1  Financial Condition                                 41
                   4.2  No Change                                           42
                   4.3  Corporate Existence; Compliance with Law            42
                   4.4  Corporate Power; Authorization; Enforceable
                        Obligations                                         42
                   4.5  No Legal Bar                                        42
                   4.6  No Material Litigation                              43
                   4.7  No Default                                          43
                   4.8  Ownership of Property; Liens                        43

              4.9  Intellectual Property                                    43
                   4.10  No Burdensome Restrictions                         43
                    4.11  Taxes                                             43
                   4.12  Federal Regulations                                44
                   4.13  ERISA                                              44
                   4.14  Investment Company Act; Other Regulations          44
                   4.15  Subsidiaries                                       44
                   4.16  Purpose of Loans                                   44
                   4.17  Environmental Matters                              45
                   4.18  Accuracy of Information                            46
                   4.19  Security Documents                                 46
                   4.20  Solvency                                           47

         SECTION 5.  CONDITIONS PRECEDENT                                   47
                   5.1  Conditions to Initial Extension of Credit           47
                   5.2  Conditions to Each Extension of Credit              50

         SECTION 6.  AFFIRMATIVE COVENANTS                                  51
                   6.1  Financial Statements                                51
                   6.2  Certificates; Other Information                     52
                   6.3  Payment of Obligations                              54
                   6.4  Conduct of Business and Maintenance of
                  Existence                                                 54
                   6.5  Maintenance of Property; Insurance                  54
                   6.6  Inspection of Property; Books and Records;
                        Discussions                                         54
                   6.7  Semi-Annual Reviews                                 54
                   6.8  Notices                                             55
                   6.9  Environmental Laws                                  56
                   6.10  Further Assurances                                 56
                   6.11  Cash Management System                             56
                   6.12  Additional Collateral                              56
                   6.13  Tax Stamp Bonding.                                 57
                   6.14  Compliance with Terms of Leaseholds.               57

         SECTION 7.  NEGATIVE COVENANTS                                     58
                   7.1  Financial Condition Covenants                       58
                   7.2  Limitation on Indebtedness                          60
                   7.3  Limitation on Liens                                 61
                   7.4  Limitation on Guarantee Obligations                 62
                   7.5  Limitation on Fundamental Changes                   62
                   7.6  Limitation on Sale of Assets                        63
                   7.7  Limitation on Speculative Transactions              64
                   7.8  Limitation on Dividends                             64
                   7.9  Limitation on Capital Expenditures                  64
                   7.10  Limitation on Investments, Loans and
                         Advances                                           64
                   7.11  Limitation on Optional Payments and
                         Modifications of Debt Instruments                  65
                   7.12  Limitation on Transactions with Affiliates         65
                   7.13  Limitation on Sales and Leasebacks                 66
                   7.14  Limitation on Changes in Fiscal Year               66
                   7.15  Limitation on Negative Pledge Clauses              66

                   7.16  LIMITATION ON LINES OF BUSINESS                    66

          SECTION 8.  EVENTS OF DEFAULT                                     66

         SECTION 9.  THE ADMINISTRATIVE AGENT                               69
                   9.1  Appointment                                         69
                   9.2  Delegation of Duties                                70
                   9.3  Exculpatory Provisions                              70
                   9.4  Reliance by Administrative Agent                    70
                   9.5  Notice of Default                                   70
                   9.6  Non-Reliance on Administrative Agent and
                  Other Lenders                                             71
                   9.7  Indemnification                                     71
                   9.8  Administrative Agent in Its Individual
                  Capacity                                                  72
                   9.9  Successor Administrative Agent                      72

         SECTION 10.  MISCELLANEOUS                                         72
                   10.1  Amendments and Waivers                             72
                   10.2  Notices                                            73
                   10.3  No Waiver; Cumulative Remedies                     74
                   10.4  Survival of Representations and Warranties         74
                   10.5  Payment of Expenses and Taxes                      74
                   10.6  Successors and Assigns; Participations and
                  Assignments                                               75
                   10.7  Adjustments; Set-off                               77
                   10.8  Counterparts                                       78
                   10.9  Severability                                       78
                   10.10  Integration                                       78
                   10.11  GOVERNING LAW                                     78
                   10.12  Submission To Jurisdiction; Waivers               78
                   10.13  Acknowledgements                                  79
                   10.14  WAIVERS OF JURY TRIAL                             79
                   10.15  Judgment Currency                                 79
                   10.16  Confidentiality                                   80

         SCHEDULES

         1.1(a)        Commitments
         4.2           Changes
         4.4           Consents
         4.6           Litigation
         4.8           Ownership of Property; Liens
         4.9           Intellectual Property
         4.11          Taxes
         4.13          ERISA
         4.15          Subsidiaries
         4.17          Environmental Matters
         4.19(b)       Security Documents; Offices
         7.2           Indebtedness
         7.3           Liens
         7.4           Guarantee Obligations


         EXHIBITS

         Exhibit A     Form of Revolving Credit Note
         Exhibit B     Form of Term Note
         Exhibit C     Form of Security Agreement
         Exhibit D     Form of Borrower Stock Pledge Agreement
         Exhibit E     Form of Subsidiaries Guarantee
         Exhibit F     Form of Borrowing Base Certificate
         Exhibit G     Form of Borrowing Certificate
         Exhibit H     Form of Responsible Officer's Certificate
         Exhibit I     Form of Supplemental Reporting
         Exhibit J-1   Form of Opinion of Paul, Weiss, Rifkind,
                       Wharton & Garrison
         Exhibit J-2   Form of Opinion of Sheppard, Mullin,
                       Richter & Hampton, LLP
         Exhibit J-3   Form of Opinion of Stoel, Rives, Boley
                       Fraser & Wyse
         Exhibit J-4   Form of Opinions of Stikeman, Elliott; and
                       Thompson Dorfman Sweatman
         Exhibit K     Form of Assignment and Acceptance

         CREDIT AGREEMENT, dated as of August 7, 1996, among CORE-MARK INTERNATIONAL, INC., a Delaware corporation (the "BORROWER"), the several banks and other financial institutions from time to time parties to this Agreement (the "LENDERS") and The Chase Manhattan Bank, a New York banking corporation, as administrative agent for the Lenders hereunder.

     The parties hereto hereby agree as follows:

                               SECTION 1. DEFINITIONS

          1.1 DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings:

          "ABR": for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Base CD Rate in effect on such day plus 1% and (c) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes hereof: "PRIME RATE" shall mean the rate of interest per annum publicly announced from time to time by the Administrative Agent as its prime rate in effect at its principal office in New York City (the Prime Rate not being intended to be the lowest rate of interest charged by Chase Manhattan Bank in connection with extensions of credit to debtors); "BASE CD RATE" shall mean the sum of (a) the product of (i) the Three-Month Secondary CD Rate
     (ii) a fraction, the numerator of which is one and the denominator of which is one minus the C/D Reserve Percentage and (b) the C/D Assessment Rate; "THREE-MONTH SECONDARY CD RATE" shall mean, for any day, the secondary market rate for three-month certificates of deposit reported as being in effect on such day (or, if such day shall not be a Business Day, the next preceding Business Day) by the Board of Governors of the Federal Reserve System (the "BOARD") through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under the current practices of the Board, be published in Federal Reserve Statistical Release H.15(519) during the week following such day), or, if such rate shall not be so reported on such day or such next preceding Business Day, the average of the secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately 10:00 A.M., New York City time, on such day (or, if such day shall not be a Business Day, on the next preceding Business Day) by the Administrative Agent from three New York City negotiable certificate of deposit dealers of recognized standing selected by it; and "FEDERAL FUNDS EFFECTIVE RATE" shall mean, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it. Any change in the ABR due to a change in the Prime Rate, the Three-Month Secondary CD Rate or the Federal Funds Effective Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate, the Three-Month Secondary CD Rate or the Federal
     Funds Effective Rate, respectively.

          "ABR LOANS": Loans the rate of interest applicable to which is based upon the ABR.

          "ACCOUNT":  as defined in Section 9-106 of the UCC.

          "ADMINISTRATIVE AGENT": Chase, together with its affiliates, as the arranger of the Commitments and as the administrative agent for the Lenders under this Agreement and the other Loan Documents.

          "AFFILIATE": as to any Person, any other Person (other than a Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (a) vote 10% or more of the securities having ordinary voting power for the election of directors of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

          "AGGREGATE COVERED OUTSTANDING REVOLVING EXTENSIONS OF CREDIT": at any date of determination, the excess of (a) the Aggregate Outstanding Revolving Extensions of Credit over (b) the lesser of the L/C Obligations then outstanding and the Uncovered L/C Amount.

          "AGGREGATE OUTSTANDING REVOLVING EXTENSIONS OF CREDIT": at any time, an amount equal to the sum of (a) the aggregate principal amount of all Revolving Credit Loans then outstanding and (b) the L/C Obligations then outstanding.

          "AGREEMENT": this Credit Agreement, as amended, supplemented or otherwise modified from time to time.

          "APPLICATION": an application, in such form as the Issuing Bank may specify from time to time, requesting the Issuing Bank to open a Letter of Credit.

          "ASSIGNEE":  as defined in subsection 10.6(c).

          "AVAILABLE REVOLVING CREDIT COMMITMENTS": at any time, an amount equal to the excess, if any, of (a) the Revolving Credit Commitments over
     (b) the Aggregate Outstanding Revolving Extensions of Credit.

          "BORROWER SECURITY DOCUMENTS": the collective reference to the Security Agreement and the Borrower Stock Pledge Agreement.

          "BORROWER STOCK PLEDGE AGREEMENT": the Borrower Stock Pledge Agreement to be executed and delivered by the Borrower, substantially in the form of Exhibit D, as the same may be amended, supplemented or otherwise modified from time to time.

          "BORROWING BASE": on any date of determination thereof, the sum (without duplication) of:

     a.   85% of the aggregate Eligible Accounts Receivable;
     b.   90% of the aggregate Uncleared US Checks;
     c. 85% of the excess of the aggregate Eligible Canadian Cash Equivalents over the Canadian Cash Adjustment;
     d.   75% of the aggregate Eligible Vendor Receivables;
     e. 85% of the aggregate Eligible Cigarette Inventory purchased by the Borrower on zero day EFT terms;
     f. 65% of the aggregate Eligible Cigarette Inventory purchased by the Borrower on terms other than zero day EFT terms;
     g.   80% of the aggregate Eligible Tobacco and Cigar Inventory;
     h.   65% of the aggregate Eligible Other Inventory; and
     i. 100% of the aggregate cash held by the Administrative Agent in the US Cash Collateral Account.

     All determinations in connection with the Borrowing Base shall be (i) made by the Borrower in conjunction with the Borrowing Base Certificates and Supplemental Reportings to be provided by the Borrower to the Administrative Agent pursuant to subsection 6.2(f), (ii) made by the Borrower in Dollars, and any amounts determined in Canadian dollars shall, for purposes of calculating the Borrowing Base, be converted into Dollars at the Spot Rate and (iii) certified to the Administrative Agent by a Responsible Officer of the Borrower, provided, however, that the Administrative Agent shall have the final right to review and adjust, in its reasonable judgment, any such determination to the extent such determination is not in accordance with this Agreement. The Administrative Agent may also decrease any of the foregoing percentages upon ten Business Days' written notice to the Borrower if, in the judgment of the Administrative Agent in its reasonable discretion based on the findings of the on-site periodic field exams conducted pursuant to subsection 6.7, a material adverse change shall have occurred in any of the items included in the Borrowing Base.

          "BORROWING BASE CERTIFICATE": a certificate delivered by the Borrower to the Administrative Agent pursuant to subsection 6.2(f) and certified by a Responsible Officer of the Borrower, substantially in the form of Exhibit F.

          "BORROWING DATE": any Business Day specified in a notice pursuant to subsection 2.2 or 2.6 as a date on which the Borrower requests the Lenders to make Loans hereunder.

          "BUSINESS":  as defined in subsection 4.17.

          "BUSINESS DAY": a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

          "CANADIAN CASH ADJUSTMENT": as of any date of determination, the aggregate total of all checks written and outstanding, payable to Canadian government cigarette tax jurisdictions, for amounts owing to them related to cigarette sales or purchases.

          "CANADIAN CASH COLLATERAL ACCOUNT": has the meaning specified in the Security Agreement.

          "CANADIAN CASH EQUIVALENTS": means (i) any term deposit receipts of the Bank of Montreal having a maturity of not greater than 90 days from the date of acquisition thereof, (ii) cash owned by the Borrower or any of its Subsidiaries and denominated in Canadian dollars and (iii) subject to the receipt by the Administrative Agent of a written legal opinion in form and substance and from a firm satisfactory to the Administrative Agent and its counsel to the effect that the Administrative Agent and the Lenders would have a perfected security interest in such items, the following items having a maturity of not greater than 90 days from the date of acquisition thereof:

               (a) readily marketable direct obligations of the Government of Canada or any province thereof or obligations unconditionally guaranteed by the full faith and credit of the Government of Canada;

               (b) insured certificates of deposit, deposit notes or term deposit receipts of any commercial bank listed on Schedule 1 of the Bank Act (Canada); or

               (c) commercial paper in an aggregate amount of no more than $1,000,000 per issuer outstanding at any time, issued by any corporation organized under the laws of Canada or any province thereof and rated at least A-1 or better (or the then equivalent grade) by Canada Bond Rating Service or R-2 (middle) or better (or the then equivalent grade) by Dominion Bond Rating Service.

          "CAPITAL STOCK": any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

          "CASH INTEREST EXPENSE": of any Person for any period, Interest Expense of such Person for such period (a) minus, in each case to the extent included in determining such Interest Expense for such period, the sum of the following: (i) non-cash expenses for interest payable in kind and (ii) amortization of debt discount and fees and (iii) the fees described in subsections 2.3 and 3.3 and (b) plus the sum of the following in each case to the extent previously subtracted pursuant to clause (a) of this definition: cash payments made by such Person or any Subsidiary of such Person during such period in respect of the items referred to in such clause (a)(i).

          "C/D ASSESSMENT RATE": for any day as applied to any ABR Loan, the annual assessment rate in effect on such day which is payable by a member of the Bank Insurance Fund maintained by the Federal Deposit Insurance Corporation (the "FDIC") classified as well-capitalized and within supervisory subgroup "B" (or a comparable successor assessment risk classification) within the meaning of 12
     C.F.R. Section 327.4 (or any successor provision) to the FDIC (or any successor)for the FDIC's (or such successor's) insuring time deposits at offices of such institution in the United States.

          "C/D RESERVE PERCENTAGE": for any day as applied to any ABR Loan, that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) (the "Board"), for determining the maximum reserve requirement for a Depositary Institution (as defined in Regulation D of the Board) in respect of new non-personal time deposits in Dollars having a maturity of 30 days or more.

          "CHASE":  The Chase Manhattan Bank.

          "CIGARETTE INVENTORY": the cigarette Inventory of the Borrower and its Subsidiaries, including all tax stamps (whether affixed or unaffixed) in respect thereof.

          "CLOSING DATE": the date on which the conditions precedent set forth in subsection 4.1 shall be satisfied.

          "CMIC": Core-Mark Interrelated Companies, Inc., a California corporation and a wholly-owned Subsidiary of the Borrower.

          "CM MIDCONTINENT": Core-Mark Midcontinent, Inc., an Arkansas corporation and a wholly-owned Subsidiary of the Borrower.

          "C/M PRODUCTS": C/M Products, Inc., a California corporation and a wholly-owned Subsidiary of the Borrower.

          "CODE": the Internal Revenue Code of 1986, as amended from time to time.

          "COLLATERAL": all assets of the Loan Parties, now owned or hereinafter acquired, upon which a Lien is purported to be created by any Security Document.

          "COLLECTION ACCOUNTS": has the meaning specified in the Security Agreement.

          "COLLECTION ACCOUNTS LETTERS": has the meaning specified in the Security Agreement.

          "COMMERCIAL LETTER OF CREDIT":  as defined in subsection 3.1(b)(1)(B).

          "COMMITMENT PERIOD": the period from and including the date hereof to but not including the Termination Date or such earlier date on which the Commitments shall terminate as provided herein.

          "COMMITMENTS": the collective reference to the Revolving Credit Commitments and the Term Loan Commitments.

          "COMMONLY CONTROLLED ENTITY": an entity, whether or not incorporated, which is under common control with the Borrower within the meaning of
     Section 4001 of ERISA or is part of a group which includes the Borrower and which is treated as a single employer under Section 414 of the Code.

          "CONSOLIDATED": when used in connection with any defined term, and not otherwise defined, means such term as it applies to the Borrower and its Subsidiaries on a consolidated basis, after eliminating all intercompany items.

          "CONSOLIDATED WORKING CAPITAL": as of the date of determination, Current Assets of the Borrower and its Subsidiaries at such date, determined on a consolidated basis in conformity with GAAP, minus Current Liabilities of the Borrower and its Subsidiaries at such date, determined on a consolidated basis in conformity with GAAP.

          "CONTRACTUAL OBLIGATION": as to any Person, any provision of any security issued by such Person or any provision applicable to such Person of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

          "CONTROL PERCENTAGE": means 51%, provided that such percentage may be reduced but not below 35%, if prior to or concurrently with such reduction, the following conditions have been satisfied: (1) there has been an initial public offering of the common stock of the Borrower, (2) the Term Loans shall have been repaid in full, (3) the Uncovered L/C Amount shall have been permanently reduced to zero, (4) the Overadvance Limit shall have been permanently reduced to zero and (5) the lesser of (x) the available Borrowing Base and (y) the Available Revolving Credit Commitments shall be at least $15,000,000 determined on a pro forma basis giving effect to the transaction that causes such reduction on the basis of the average amount of the Borrowing Base and the Aggregate Outstanding Revolving Extensions of Credit, respectively, during the calendar month preceding the month in which such transaction occurs.

          "CURRENT ASSETS": of any Person, at the date of determination, all assets of such Person which would, in accordance with GAAP (using the first-in, first-out inventory valuation method), be classified on a balance sheet of such Person as current assets, other than deferred taxes.

          "CURRENT LIABILITIES": of any Person, at the date of determination, all liabilities of such Person which would, in accordance with GAAP (using the first-in, first-out inventory valuation method), be classified on a balance sheet of such Person as current liabilities, other than deferred taxes and the current portion of any long-term Indebtedness of such
Person.

          "CUSTOMER REBATE RESERVES": $100,000 for rebates to customers subject to change by the Administrative Agent in its reasonable discretion based on the findings of the on-site periodic field exams conducted pursuant to subsection 6.7.

          "DEFAULT": any of the events specified in Section 8, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

          "DEPOSIT ACCOUNT LETTERS": has the meaning specified in the Security Agreement.

          "DEPOSIT ACCOUNTS":  has the meaning specified in the Security
     Agreement.

          "DEPOSITORY LETTERS": has the meaning specified in the Security Agreement.

          "DOLLARS" and "$": dollars in lawful currency of the United States of America.

          "EBITDA": means with respect to any Person, for any period, the Net Income of such Person for such period determined on a consolidated basis, plus, to the extent deducted in determining such Net Income, (i) Interest Expense, (ii) depreciation, (iii) depletion, (iv) amortization, (v) all Federal, state, local and foreign income taxes and (vi) any extraordinary and unusual losses, and, minus, to the extent added in determining such Net Income, any extraordinary and unusual gains, all as determined on a consolidated basis in accordance with GAAP using the first-in, first-out inventory valuation method.

          "EFT":  electronic funds transfer.

          "ELIGIBLE ACCOUNTS RECEIVABLE": at a particular date, the total outstanding balance of accounts receivable before bad debt reserves historically recorded by the Borrower, determined in accordance with GAAP and stated on a basis consistent with the historical practices of the Borrower as of the date thereof (but excluding in any event any material delivery charges, freight charges, finance charges, late fees and other fees and less the value of any accrual which has been recorded by the Borrower with respect to downward price adjustments) of the Borrower or any of its Subsidiaries (excluding Vendor Receivables): (a) which are accounts within the meaning of Section 9-106 of the New York Uniform Commercial Code (or any successor provisions thereto), (b) which are bona fide, valid and legally enforceable obligations of the parties thereto or the account debtor in respect thereof and arise from the actual sale of goods in the ordinary course of business to such account debtor or parties, (c) with respect to which all consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given in connection with the execution, delivery and performance of such accounts receivable have been duly obtained, effected or given, are in full force and effect and do not subject the scope of such Accounts to any materially adverse limitation, either specific or general in nature, (d) which conform in all other respects to the representations and warranties contained herein and in the Security Agreement, (e) which have been invoiced by the Borrower or any of its Subsidiaries and which are not more than 45 days past due, (f) which are not owed by an obligor which is (i) a Governmental Authority, or (ii) an Affiliate or Subsidiary of the Borrower, (g) which are not owed by an obligor which has taken any of the actions or suffered any of the events of the kind described in subsection 8(f), (h) which are not owed by an obligor

     25% or more of the outstanding balance of accounts receivable of which do not constitute Eligible Accounts Receivable hereunder, (i) which are assignable and subject to a perfected, first-priority Lien in favor of the Administrative Agent pursuant to the Security Agreement and which are not subject to any other Liens except Liens permitted under subsection 7.3(a),
     (b) or (h), (j) which are not owed by an obligor with terms greater than 45 days, (k) which the Borrower is not required to perform any additional services or perform or incur any additional obligations to the account debtor in order to collect such accounts receivable, (l) which are not subject to any defense, setoff, recoupment or counterclaim, (m) to which the Borrower or any of its Subsidiaries has good, valid and marketable title as sole owner and as to which no other Person has asserted in writing any claim to right of possession or dominion, (n) the obligor in respect of which is located in the United States of America or in Canada, (o) which is denominated in Dollars or in Canadian dollars, and (p) which the Administrative Agent in its reasonable discretion based on the findings of the on-site periodic field exams conducted pursuant to subsection 6.7 has not otherwise determined to be unacceptable, EXCLUDING the aggregate amount of Receivable Offsets and Customer Rebate Reserves and the aggregate amount owing to any obligor who is a supplier or creditor of the Borrower or any of its Subsidiaries to the extent that there is a receivable balance due from such obligor that would otherwise constitute an Eligible Accounts Receivable.

          "ELIGIBLE CANADIAN CASH EQUIVALENTS": at a particular date, the total value of Canadian Cash Equivalents credited to the Canadian Cash Collateral Account and the Deposit Accounts in accordance with subsection 6.11.

          "ELIGIBLE CIGARETTE INVENTORY": at a particular date, the total value of the Cigarette Inventory of the Borrower and its Subsidiaries (calculated as the lower of (x) cost, determined on a first in first out basis in accordance with GAAP and stated on a basis consistent with the historical practices of the Borrower on the date hereof before inventory reserves historically recorded by the Borrower and (y) fair market value) (a) which conforms in all respects to the representations and warranties contained herein and in the Security Agreement, (b) which is located in the United States of America, (c) which is subject to a perfected, first-priority Lien in favor of the Administrative Agent pursuant to the Security Agreement and which is not subject to any other Liens except Liens permitted under subsection 7.3 (a), (b) or (h), (d) which is stored in the Borrower's or any of its Subsidiaries' warehouses, which has been placed in the Borrower's or any of its Subsidiaries' storage area or allocated to the Borrower or any of its Subsidiaries in a third-party warehouse and identified separately from the inventory of others, or which is in transit between such third-party warehouses and Borrower's or any of its Subsidiaries' warehouses, (e) to which the Borrower or any of its Subsidiaries has good, valid and marketable title as sole owner and as to which no other Person has asserted in writing any claim to right of possession or dominion, (f) which is not raw materials, supplies, work-in-process or packaging, packing or shipping materials, and (g) which the Administrative Agent in its reasonable discretion based on the findings of the on-site periodic field exams conducted pursuant to subsection 6.7 has not otherwise determined to be unacceptable, excluding the aggregate amount of the Inventory Reserves, Tax Reserves and Landlord Lien Reserves allocable to such Inventory.

          "ELIGIBLE OTHER INVENTORY": at a particular date, the total value of Inventory of the Borrower and its Subsidiaries (calculated as the lower of (x) cost, determined on a first in a first out basis in accordance with GAAP and stated on a basis consistent with the historical practices of the Borrower on the date hereof before inventory reserves historically recorded by the Borrower, and (y) fair market value: (a) which does not consist of Tobacco Products Inventory, (b) which does not consist of fresh produce, fresh meat or dairy products in an aggregate amount in excess of $250,000,
     (c) which conforms in all respects to the representations and warranties contained herein and in the Security Agreement, (d) which is located in the United States of America, (e) which is subject to a perfected, first-priority Lien in favor of the Administrative Agent pursuant to the Security Agreement and which is not subject to any other Liens except Liens permitted under subsection 7.3 (a), (b) or (h), (f) which is stored in the Borrower's or any of its Subsidiaries' warehouses, which has been placed in the Borrower's or any of its Subsidiaries' storage area or allocated to the Borrower or any of its Subsidiaries in a third-party warehouse and identified separately from the inventory of others, or which is in transit between such third-party warehouses and Borrower's or any of its Subsidiaries' warehouses, (g) to which the Borrower or any of its Subsidiaries has good, valid and marketable title as sole owner and as to which no other Person has asserted in writing any claim to right of possession or dominion, (h) which is not raw materials, supplies, work-in-process or packaging, packing or shipping materials, and (i) which the Administrative Agent in its reasonable discretion based on the findings of the on-site periodic field exams conducted pursuant to subsection 6.7 has not otherwise determined to be unacceptable, excluding the aggregate amount of the Inventory Reserves, Tax Reserves and Landlord Lien Reserves allocable to such Inventory.

          "ELIGIBLE TOBACCO AND CIGAR INVENTORY": at a particular date, the total value of the Tobacco and Cigar Inventory of the Borrower and its Subsidiaries (calculated as the lower of (x) cost, determined on a first in first out basis in accordance with GAAP and stated on a basis consistent with the historical practices of the Borrower on the date hereof before inventory reserves historically recorded by the Borrower, and (y) fair market value): (a) which is not Eligible Cigarette Inventory, (b) which conforms in all respects to the representations and warranties contained herein and in the Security Agreement, (c) which is located in the United States of America, (d) which is subject to a perfected, first-priority Lien in favor of the Administrative Agent pursuant to the Security Agreement and which is not subject to any other Liens except Liens permitted under subsection 7.3 (a), (b) or (h), (e) which is stored in the Borrower's or any of its Subsidiaries' warehouses, which has been placed in the Borrower's or any of its Subsidiaries' storage area or allocated to the Borrower or any of its Subsidiaries in a third-party warehouse and identified separately from the inventory of others, or which is in transit between such third-party warehouses and Borrower's or any of its Subsidiaries' warehouses, (f) to which the Borrower or any of its Subsidiaries has good, valid and marketable title as sole owner and as to which no other Person has asserted in writing any claim to right of possession or dominion, (g) which is not raw materials, supplies, work-in-process or packaging, packing or shipping materials, and (h) which the Administrative Agent in its reasonable discretion based on the findings of the on-site periodic field exams conducted pursuant to subsection 6.7 has not otherwise determined to be unacceptable, EXCLUDING the aggregate amount of the

     Inventory Reserves, Tax Reserves and Landlord Lien Reserves allocable to such Inventory.

          "ELIGIBLE VENDOR RECEIVABLES": at a particular date, the total outstanding balance of Vendor Receivables of the Borrower and its Subsidiaries, determined in accordance with GAAP and stated on a basis consistent with the historical practices of the Borrower as of the date thereof (a) which are accounts within the meaning of Section 9-106 of the New York Uniform Commercial Code (or any successor provisions thereto), (b) which are bona fide, valid and legally enforceable obligations of the parties thereto or the account debtor in respect thereof and arise in the ordinary course of business to such account debtor or parties, (c) with respect to which all consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given in connection with the execution, delivery and performance of such accounts receivable have been duly obtained, effected or given, are in full force and effect and do not subject the scope of such Accounts to any materially adverse limitation, either specific or general in nature, (d) which conform in all other respects to the representations and warranties contained herein and in the Security Agreement, (e) which are not owed by an obligor which is (i) a Governmental Authority, or (ii) an Affiliate or Subsidiary of the Borrower, (f) which are not owed by an obligor which has taken any of the actions or suffered any of the events of the kind described in subsection 8(f), (g) which are assignable and subject to a perfected, first-priority Lien in favor of the Administrative Agent pursuant to the Security Agreement and which are not subject to any other Liens except Liens permitted under subsection 7.3(a),
     (b) or (h), (h) which are not subject to any defense, setoff, recoupment or counterclaim, (i) to which the Borrower or any of its Subsidiaries has good, valid and marketable title as sole owner and as to which no other Person has asserted in writing any claim to right of possession or dominion, (j) the obligor in respect of which is located in the United States of America or in Canada, (k) which is denominated in Dollars or in Canadian dollars, and (l) which the Administrative Agent in its reasonable discretion based on the findings of the on-site periodic field exams conducted pursuant to subsection 6.7 has not otherwise determined to be unacceptable, excluding (1) the aggregate amount owing to any obligor who is a supplier or creditor of the Borrower or any of its Subsidiaries to the extent that there is a receivable balance due from such obligor that would otherwise constitute an Eligible Vendor Receivable and (2) 50% of any Vendor Receivable due 180 days or more from the applicable date of determination.

          "ENVIRONMENTAL LAWS": any and all foreign, Federal, state, provincial, local or municipal laws, rules, guidelines, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirements of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of employee health and safety or the environment, as now or may at any time hereafter be in effect.

          "ERISA": the Employee Retirement Income Security Act of 1974, as amended from time to time.

          "EUROCURRENCY RESERVE REQUIREMENTS": for any day as applied to a Eurodollar Loan, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of such Board) maintained by a member bank of such System.

          "EURODOLLAR BASE RATE": with respect to each day during each Interest Period pertaining to a Eurodollar Loan, the rate per annum equal to the rate at which Chase is offered Dollar deposits at or about 10:00 A.M., New York City time, two Business Days prior to the beginning of such Interest Period in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations in respect of its Eurodollar Loans are then being conducted for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of its Eurodollar Loan to be outstanding during such Interest Period.

          "EURODOLLAR LOANS": Loans the rate of interest applicable to which is based upon the Eurodollar Rate.

          "EURODOLLAR RATE": with respect to each day during each Interest Period pertaining to a Eurodollar Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):

                         EURODOLLAR BASE RATE
             1.00 - Eurocurrency Reserve Requirements

          "EVENT OF DEFAULT": any of the events specified in Section 8, PROVIDED that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

          "EXCESS CASH FLOW": for any fiscal year of the Borrower, commencing with the fiscal year ending December 31, 1996, the excess of (a) the sum, without duplication, of (i) Consolidated EBITDA of the Borrower for such fiscal year, (ii) the amount of any refund received by the Borrower and its Subsidiaries during such fiscal year on income taxes paid by the Borrower and its Subsidiaries to the extent not included in Consolidated EBITDA for such fiscal year, (iii) cash dividends, cash interest and other similar cash payments received by the Borrower during such fiscal year in respect of investments to the extent not included in Consolidated EBITDA for such fiscal year, (iv) extraordinary cash gains to the extent subtracted or otherwise not included in Consolidated EBITDA for such fiscal year, (v) decreases in Consolidated Working Capital (other than decreases in cash or US or Canadian Cash Equivalents) over (b) the sum, without duplication, of
     (i) the aggregate amount of capital expenditures on a consolidated basis made by the Borrower and its Subsidiaries during such fiscal year and not financed, (ii) the aggregate amount of all reductions of the Revolving Credit Commitments (to the extent such reductions are required by the terms of this Agreement to be accompanied by prepayment of Revolving Credit

     Loans) or payments or prepayments of the Term Loans during such fiscal year other than pursuant to subsection 2.9(a), (b), (c) or (d), (iii) the aggregate amount of payments of principal of in respect of any Indebtedness (other than under this Agreement) permitted hereunder during such fiscal year (other than in respect of Existing Subordinated Debt), (iv) Consolidated Cash Interest Expense of the Borrower for such fiscal year,
     (v) the fees described in subsections 2.3 and 3.3 and the fees and expenses incurred in connection with the Recapitalization and the financing thereof and in connection with the offering of the High Yield Notes, (vi) taxes actually paid in such fiscal year or to be paid in the subsequent fiscal year on account of such fiscal year to the extent added to Consolidated Net Income to determine Consolidated EBITDA for such fiscal year, (vii) extraordinary cash payments or losses to the extent not subtracted in the determination of Consolidated EBITDA for such fiscal year, (viii) payments made by the Borrower or its Subsidiaries in respect of pension and other retirement benefits (to the extent not included in Consolidated EBITDA) and cash payments made to customers at the commencement of multi-year supply contracts (to the extent not included in Consolidated EBITDA), (ix) the aggregate amount of cash used for Permitted Acquisitions made by the Borrower during such fiscal year, and (x) increases in Consolidated Working Capital (other than increases in cash or US or Canadian Cash
     Equivalents).

          "EXISTING CREDIT FACILITY": the Credit Agreement, dated as of March 2, 1995 among the Borrower, the lenders named therein, Citibank, N.A., as U.S. and Canadian Issuing Bank, Citicorp USA, Inc., as Agent and Swing Line Bank and Citicorp Securities, Inc., as arranger, as heretofore amended, supplemented or otherwise modified.

          "EXISTING SUBORDINATED DEBT": Indebtedness of the Borrower evidenced by promissory notes issued to the Shareholders on the date hereof in an aggregate principal amount not to exceed $25 million, which Indebtedness shall be subordinated in all respects to all amounts due and owing to the Administrative Agent and the Lenders under this Agreement and the other Loan Documents in form and substance satisfactory to the Administrative Agent and the Lenders in all respects as contemplated pursuant to the Recapitalization Documents.

          "FINANCING LEASE": any lease of property, real or personal, the obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee.

          "GAAP": generally accepted accounting principles in the United States of America in effect from time to time.

          "GOVERNMENTAL AUTHORITY": any nation or government, any state, province or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "GUARANTEE OBLIGATION": as to any Person (the "GUARANTEEING PERSON"), any obligation of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "PRIMARY OBLIGATIONS") of any other third Person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; PROVIDED, HOWEVER, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.

          "GUARANTOR": any Person delivering the Subsidiaries Guarantee pursuant to this Agreement.

          "HEDGE AGREEMENTS": means interest rate swap, cap or collar agreements, interest rate future or option contracts, currency swap agreements, currency future or option contracts and other similar agreements.

          "HIGH YIELD NOTES":  as defined in subsection 7.2(h).

          "INDEBTEDNESS": of any Person at any date, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (c) all obligations of such Person under Financing Leases, (d) all obligations of such Person in respect of outstanding letters of credit, acceptances and similar obligations created for the account of such Person, (e) all obligations of such Person under Hedge Agreements and (f) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof.

          "INSOLVENCY": with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

          "INSOLVENT":  pertaining to a condition of Insolvency.

          "INSTALLMENT PAYMENT DATE": as defined in subsection 2.7(a).

          "INTELLECTUAL PROPERTY": the collective reference to Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks and Trademark Licenses, in each case, as defined in the Security Agreement.

          "INTEREST EXPENSE": of any Person for any period the amount of interest expense, both expensed and capitalized, of such Person, determined on a consolidated basis in accordance with GAAP, for such period on the aggregate principal amount of its Indebtedness.

          "INTEREST PAYMENT DATE": (a) as to any ABR Loan, the last day of each March, June, September and December, (b) as to any Eurodollar Loan having an Interest Period of three months or less, the last day of such Interest Period, and (c) as to any Eurodollar Loan having an Interest Period longer than three months, each day which is three months or a whole multiple thereof, after the first day of such Interest Period and the last day of such Interest Period.

          "INTEREST PERIOD":  with respect to any Eurodollar Loan:

                  (i) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such Eurodollar Loan and ending one, two, three or six months thereafter, as selected by the Borrower in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and

                  (ii) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan and ending one, two, three or six months thereafter, as selected by the Borrower by irrevocable notice to the Administrative Agent not less than three Business Days prior to the last day of the then current Interest Period with respect thereto;

     PROVIDED that, all of the foregoing provisions relating to Interest Periods are subject to the following:

               (1) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

               (2) any Interest Period that would otherwise extend beyond the Termination Date or, in the case of Interest Periods applicable to Term Loans, beyond the date final payment is due on the Term Loans shall end on the Termination Date or such date of final payment, as the case may be;

               (3) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and

               (4) the Borrower shall select Interest Periods so as not to require a payment or prepayment of any Eurodollar Loan during an Interest Period for such Loan.

          "INTERIM ADJUSTMENTS": means, that for the first three fiscal quarters following the Closing Date, the ratio to be calculated pursuant to subsection 7.1(e) which ratio shall be calculated using the adjustments and assumptions regarding Cash Interest Expense set forth below:

                   (i) for the partial fiscal quarter ending September 30, 1996, Cash Interest Expense for the twelve month period for which the ration is being calculated shall be deemed to be the result obtained by adding (x) the actual Cash Interest Expense for the period from the Closing Date through the last day of such fiscal quarter and (y) $11,100,000, (ii) for the full fiscal quarter ending December 31, 1996, Cash Interest Expense for the twelve month period for which the ratio is being calculated shall be deemed to be the result obtained by adding (x) the actual Cash Interest Expense for the period from the Closing Date through the last day of such fiscal quarter and (y) $7,400,000 and (iii) for the full fiscal quarter ending March 31, 1997, Cash Interest Expense for the twelve month period for which the ratio is being calculated shall be deemed to be the result obtained by adding (x) the actual Cash Interest Expense for the period from the Closing Date through the last day of such fiscal quarter and (y) $3,700,000.

          "INVENTORY":  as defined in Section 9-109(4) of the UCC.

          "INVENTORY RESERVE": with respect to any Inventory of the Borrower and its Subsidiaries, determined on a first in first out basis in accordance with GAAP and stated on a basis consistent with the historical practices of the Borrower on the date hereof, which intent is to record a deterioration in Inventory value for damaged, unsalable in the ordinary course or otherwise unmerchantable items or which have been held for more than six months in the case of Tobacco Products Inventory or more than twelve months in the case of other Inventory or is stale.

          "ISSUING BANK": Chase or an Affiliate of Chase designated by it, in its capacity as issuer of any Letter of Credit; initially, Chase Manhattan Bank Delaware.

          "LANDLORD LIEN RESERVES": at any time, the aggregate amount of any and all past due and current amounts then owing by the Borrower and its Subsidiaries to landlords in respect of their warehouse facilities.

          "L/C COMMITMENT": at any date of determination the lesser of $40,000,000 and Revolving Credit Commitments at such date.

          "L/C FEE PAYMENT DATE": the last day of each March, June, September, and December, and the Termination Date.

          "L/C OBLIGATIONS": at any time, an amount equal to the sum of (a) the aggregate then undrawn and unexpired amount of the then outstanding Letters of Credit and (b) the aggregate amount of drawings under Letters of Credit which have not then been reimbursed pursuant to subsection 3.5(a).

          "L/C PARTICIPANTS": the collective reference to all the Lenders with Revolving Credit Commitments other than the Issuing Bank.

          "LEASE EXPENSE": for any Person for any period, the aggregate amount of fixed and contingent rentals payable by such Person for such period with respect to leases of real and personal property.

          "LETTERS OF CREDIT":  as defined in subsection 3.1(a).

          "LIEN": any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any Financing Lease having substantially the same economic effect as any of the foregoing).

          "LOAN":  any loan made by any Lender pursuant to this Agreement.

          "LOAN DOCUMENTS": this Agreement, any Notes, the Applications, any Letters of Credit, the Subsidiaries Guarantee and the Security Documents

          "LOAN PARTIES": the Borrower and each Subsidiary of the Borrower which is a party to a Loan Document.

          "MAJORITY LENDERS": at any time, Lenders the Voting Percentages of which aggregate more than 50%.

          "MATERIAL ADVERSE EFFECT": a material adverse effect on (a) the business, assets, property, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole or (b) the validity or enforceability of this or any of the other Loan Documents or the rights or remedies of the Administrative Agent or the Lenders hereunder or thereunder.

          "MATERIALS OF ENVIRONMENTAL CONCERN": any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

          "MULTIEMPLOYER PLAN": a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

          "NET INCOME": of any Person for any period, net income of such Person, determined on a consolidated basis in accordance with GAAP.

          "NET PROCEEDS": (a) with respect to any sale, lease or other disposition of assets (other than Inventory sold, leased or otherwise disposed of in the ordinary course of business) aggregating $500,000 or more by the Borrower or any of its Subsidiaries, the net amount equal to the aggregate amount received in cash (including any cash received by way of deferred payment pursuant to a note receivable, other non-cash consideration or otherwise, but only as and when such cash is so received) in connection with such sale or other disposition MINUS the sum of (i) the reasonable and documented fees, commissions and other out-of-pocket expenses (including, without limitation, fees and expenses of attorneys, accountants, appraisers, title examiners, service companies and environmental consultants) incurred by the Borrower and its Subsidiaries and payable to Persons other than Affiliates in connection with such sale or other disposition (including, in connection with the repayment or amendment of any Indebtedness which is secured in whole or in part by such assets) and (ii) federal, state, local and foreign taxes incurred by the Borrower and its Affiliates in connection with such sale;

          (b) with respect to any issuance of any Indebtedness by the Borrower, the net amount equal to the aggregate amount received in cash (including any cash received by way of deferred payment pursuant to a note receivable, other non-cash consideration or otherwise, but only as and when such cash is so received) in connection with such issuance MINUS the reasonable and documented fees, commissions and other out-of-pocket expenses incurred by the Borrower in connection with such issuance; and

          (c) with respect to proceeds received by the Borrower or any of its Subsidiaries from any insurance policies as a result of a casualty, the amount of such proceeds MINUS the reasonable and documented out-of-pocket fees and expenses incurred by the Borrower and its Subsidiaries in connection with the collection of such proceeds.

          "NET WORTH": means, with respect to any Person as of any date of determination, the stockholder's equity of such Person as of such date, without giving effect to any cumulative gains or losses from foreign currency translations PLUS minority interests of such Person as of such date, in each case determined on a Consolidated basis and in accordance with GAAP using the first-in, first-out inventory valuation method (excluding any additional minimum pension liability).

          "NON-EXCLUDED TAXES":  as defined in subsection 2.17.

          "NOTES": the collective reference to the Revolving Credit Notes and the Term Notes.

          "OVERADVANCE AMOUNT": at any date of determination the excess, if any, of the Aggregate Covered Outstanding Revolving Extensions of Credit over the Borrowing Base at such date.

          "OVERADVANCE LIMIT": $10,000,000 as such amount may be reduced pursuant to subsection 2.9(f).

          "PARTICIPANT":  as defined in subsection 10.6(b).

          "PBGC": the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA.

          "PERMITTED ACQUISITION": shall mean any acquisition of all or substantially all the assets of, or shares or other equity interests in, a Person or division or line of business of a Person or other significant assets of a Person (other than inventory, leases, materials and equipment in the ordinary course of business) if immediately after giving effect thereto: (a) no Default or Event of Default shall have occurred and be continuing or would result therefrom, (b) all transactions related thereto shall be consummated in all material respects in accordance with applicable laws, (c) 100% of the Capital Stock of any acquired or newly formed corporation, partnership, association or other business entity are owned directly by the Borrower or a Subsidiary and all actions required to be taken, if any, with respect to such acquired or newly formed subsidiary under subsections 6.10 and 6.12 shall have been taken, (d)(i) the Borrower shall be in compliance, on a PRO FORMA basis after giving effect to such acquisition or formation, with the covenants contained in subsection 7.1 recomputed as at the last day of the most recently ended fiscal quarter of the Borrower as if such acquisition had occurred on the first day of each relevant period for testing such compliance, and the Borrower shall have delivered to the Administrative Agent a certificate of a Responsible Officer to such effect, together with all relevant financial information for such subsidiary or assets (to the extent reasonably available), and
     (ii) after giving effect to such transaction, any acquired or newly formed subsidiary shall not be liable for any Indebtedness (except for Indebtedness permitted by subsection 7.2) and (e) the Borrower shall have delivered to the Administrative Agent monthly projections on a PRO FORMA basis after giving effect to such acquisition or formation, for each of the twelve months following the proposed date of such acquisition or formation, which projections shall indicate that (i) the Borrower would be in compliance with the covenants contained in subsection 7.1 recomputed as of the last day of the most recently ended month as if such acquisition had occurred on the first day of each month for testing such compliance and
     (ii) the average amount of the lesser of (1) the available Borrowing Base and (2) the Available Revolving Credit Commitments shall be at least $15,000,000 during such 12 month period and the Borrower shall have delivered to the Administrative Agent a certificate of a Responsible Officer to such effect, PROVIDED, that clauses (d)(i) and (e) above shall not apply to any acquisition the aggregate amount of which is less than $2,000,000 unless and until all such acquisitions which are less than $2,000,000 exceed $5 million in the aggregate during the term of this Agreement.

          "PERSON": an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

          "PLAN": at a particular time, any employee benefit plan which is covered by ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in
     Section 3(5) of ERISA.

          "PROPERTIES":  as defined in subsection 4.17.

          "RECAPITALIZATION": The resulting ownership of the Borrower after the consummation of the transactions contemplated by Recapitalization Documents.

          "RECAPITALIZATION DOCUMENTS": the Stock Subscription Agreement by and between CM/J Acquisition, LLC and Core-Mark International, Inc., dated
     June 17, 1996, as amended by Amendment No. 1 thereto, dated as of August 7, 1996 (the "Stock Subscription Agreement") and the Company/LLC Purchase Agreement as defined in the Stock Subscription Agreement.

          "RECEIVABLE OFFSETS": the aggregate credit balances of the Borrower (determined on an account debtor by account debtor basis) more than 45 days past due.

          "REGISTER":  as defined in subsection 10.6(d).

          "REGULATION U": Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

          "REIMBURSEMENT OBLIGATION": the obligation of the Borrower to reimburse the Issuing Bank pursuant to subsection 3.5(a) for amounts drawn under Letters of Credit.

          "REORGANIZATION": with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

          "REPORTABLE EVENT": any of the events set forth in Section 4043(b) of ERISA, other than those events as to which the thirty day notice period is waived under subsections .13, .14, .16, .18, .19 or .20 of PBGC Reg. 2615 or other PBGC regulations or guidance.

          "REQUIREMENT OF LAW": as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          "RESPONSIBLE OFFICER": the chief executive officer, the president, or the executive vice president of the Borrower or, with respect to financial matters, the chief financial officer, the treasurer or the Controller of the Borrower.

          "RESPONSIBLE OFFICER'S CERTIFICATE":  as defined in subsection 6.2(b).

          "REVOLVING CREDIT COMMITMENT": as to any Lender, the obligation of such Lender to make Revolving Credit Loans to and/or issue or participate in Letters of Credit issued on behalf of the Borrower hereunder in an aggregate principal and/or face amount at any one time outstanding not to exceed the amount set forth opposite such Lender's name on Schedule 1.1(a) under the heading "Revolving Credit Commitment", as such amount may be reduced from time to time pursuant to this Agreement or as such amount may be adjusted from time to time pursuant to subsection 10.6; collectively, as to all such Lenders, the "Revolving Credit Commitments".

          "REVOLVING CREDIT COMMITMENT PERCENTAGE": as to any Lender (a) at any time prior to the termination of the Revolving Credit Commitments, the percentage of the Revolving Credit Commitments then constituted by such Lender's Revolving Credit Commitment and (b) at any time after the termination of the Revolving Credit Commitments, the percentage which (i) the sum of (x) such Lender's Revolving Credit Loans then outstanding plus
     (y) the product of such Lender's Revolving Credit Commitment Percentage immediately prior to the termination of the Revolving Credit Commitments (after giving effect to any permitted assignment pursuant to subsection 10.6) times the L/C Obligations then outstanding then constitutes of (ii) the sum of (x) the aggregate principal amount of Revolving Credit Loans of all the Lenders then outstanding plus (y) the aggregate L/C Obligations then outstanding.

          "REVOLVING CREDIT LOANS":  as defined in subsection 2.1.

          "REVOLVING CREDIT NOTE":  as defined in subsection 2.7(e).

          "SECURITY AGREEMENT": the Security Agreement to be executed and delivered by the Borrower and each of the Subsidiaries, substantially in the form of Exhibit C, as the same may be amended, supplemented or otherwise modified from time to time.

          "SECURITY DOCUMENTS": the collective reference to the Security Agreement, the Borrower Stock Pledge Agreement and all other security documents hereafter delivered to the Administrative Agent granting a Lien on any asset or assets of any Person to secure the obligations and liabilities of the Borrower hereunder and under any of the other Loan Documents or to secure any guarantee of any such obligations and liabilities.

          "SENIOR DEBT": at any date of determination, Total Debt of the Borrower and its Subsidiaries outstanding at such date of determination minus all Subordinated Debt (including, without limitation, the Existing Subordinated Debt) of the Borrower and its Subsidiaries outstanding at such date of determination, as determined on a consolidated basis in accordance with GAAP.

          "SHAREHOLDERS": the Shareholders of the Borrower subsequent to the Recapitalization, including, Jupiter Partners, L.P., a Delaware limited partnership, Gary L. Walsh, Robert A. Allen, Leo F. Korman, J. Michael Walsh, Basil P. Prokop and Leo Granucci.

          "SINGLE EMPLOYER PLAN": any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

          "SOLVENT": when used with respect to any Person, means that, as of any date of determination, (a) the amount of the "present fair saleable value" of the assets of such Person will, as of such date, exceed the amount of all "liabilities of such Person, contingent or otherwise", as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) the present fair saleable value of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the liability of such Person on its debts as such debts become absolute and matured, (c) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, and (d) such Person will be able to pay its debts as they mature. For purposes of this definition, (i) "debt" means liability on a "claim", and (ii) "claim" means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured.

          "SPOT RATE": the rate of exchange quoted by the Administrative Agent on such date of determination (at the hour on such date of determination at which it customarily makes such determination) to prime banks in the interbank market where its foreign currency exchange operations in respect of Canadian Dollars are then being conducted for the spot purchase of Canadian Dollars with Dollars.

          "STANDBY LETTER OF CREDIT":  as defined in subsection 3.1(b)(1)(A).

          "SUBORDINATED DEBT": any unsecured Indebtedness of the Borrower no part of the principal of which is required to be paid (whether by way of mandatory sinking fund, mandatory redemption, mandatory prepayment or otherwise) prior to July 1, 2001; the payment of the principal of and interest on which and other obligations of the Borrower in respect thereof are subordinated to the prior payment in full of the principal of and interest (including post-petition interest) on the Loans and all other obligations and liabilities of the Borrower to the Administrative Agent and the Lenders hereunder on terms and conditions approved in writing by the Administrative Agent; and all other terms and conditions of which are satisfactory in form and substance to the Administrative Agent.

          "SUBSIDIARIES GUARANTEE": the Guarantee to be executed and delivered by each Subsidiary, substantially in the form of Exhibit E, as the same may be amended, supplemented or otherwise modified from time to time.

          "SUBSIDIARY": as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to C/M Products, CMIC and/or CM Midcontinent, the only active Subsidiaries of the Borrower.

          "SUPPLEMENTAL REPORTING": the reports, accounting records and analyses delivered by the Borrower to the Administrative Agent pursuant to subsection 6.2(f) and certified by a Responsible Officer, as described in
     Exhibit I.

          "TAX RESERVES": at any time, all unpaid and unbonded state and local municipality tax stamp liabilities.

          "TERMINATION DATE":  June 30, 2001.

          "TERM LOAN":  as defined in subsection 2.5.

          "TERM LOAN COMMITMENT": as to any Lender, its obligation to make a Term Loan to the Borrower in an amount equal to the amount set forth opposite such Lender's name in Schedule 1.1(a) under the heading "Term Loan Commitment", as such amount may be reduced from time to time pursuant to this Agreement or as such amount may be adjusted from time to time pursuant to subsection 10.6; collectively, as to all such Lenders, the "Term Loan Commitments".

          "TERM LOAN COMMITMENT PERCENTAGE": as to any Lender at any time, the percentage of the Term Loan Commitments then constituted by such Lender's Term Loan Commitment (or, after the Term Loans are made, the percentage of the aggregate Term Loans then constituted by such Lender's Term Loan).

          "TERM NOTE":  as defined in subsection 2.7(e).

          "TOBACCO AND CIGAR INVENTORY": the cigar, chewing tobacco and other tobacco products Inventory of the Borrower and its Subsidiaries in respect thereof (excluding items classified as Cigarette Inventory).

          "TOBACCO PRODUCTS INVENTORY": collectively, Cigarette Inventory and Tobacco and Cigar Inventory.

          "TOTAL DEBT": at any date of determination, all Indebtedness of the Borrower and its Subsidiaries outstanding at such date of determination (other than Indebtedness of the type set forth in clauses (d) (with respect to letters of credit only), (e) and (f) in the definition thereof in subsection 1.1) as determined on a consolidated basis in accordance with GAAP.

          "TRANCHE": the collective reference to Eurodollar Loans the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day).

          "TRANSFEREE":  as defined in subsection 10.6(f).

          "TYPE":  as to any Loan, its nature as an ABR Loan or a Eurodollar
     Loan.

          "UCC": the Uniform Commercial Code as in effect in the State of New York from time to time.

          "UNCLEARED US CHECKS": at a particular date, uncollected funds held to the account of the Borrower in the Depository Accounts in respect of checks deposited therein but only to the extent that such checks have been deducted from accounts receivable on the books of the Borrower.

          "UNCOVERED L/C AMOUNT": $20,000,000 as such amount may be reduced in accordance with subsection 2.9(f).

          "UNIFORM CUSTOMS": the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, as the same may be amended from time to time.

          "US CASH COLLATERAL ACCOUNT": has the meaning specified in the Security Agreement.

          "US CASH EQUIVALENTS": (a) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed or insured by the United States Government or any agency thereof, (b) certificates of deposit and eurodollar time deposits with maturities of one year or less from the date of acquisition and overnight bank deposits of any Lender or of any commercial bank having capital and surplus in excess of $500,000,000, (c) repurchase obligations of any Lender or of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than 30 days with respect to securities issued or fully guaranteed or insured by the United States Government, (d) commercial paper of a domestic issuer rated at least A-2 by Standard and Poor's Rating Group ("S&P") or P-2 by Moody's Investors Service, Inc. ("MOODY'S"), (e) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody's, (f) securities with maturities of one year or less from the date of acquisition backed by standby letters of credit issued by any Lender or any commercial bank satisfying the requirements of clause (b) of this definition or (g) shares of money market mutual or similar funds which invest primarily in assets satisfying the requirements of clauses (a) through (f) of this definition.

          "VENDOR RECEIVABLES": at a particular date, amounts not subject to offset or counter-claim, that are owing to the Borrower and its Subsidiaries from vendors whose creditworthiness is reasonably satisfactory to the Administrative Agent, that relate to marketing and promotional incentive programs and manufacturing rights agreements historically offered to the Borrower and its Subsidiaries from such vendors and are payable in cash.

          "VOTING PERCENTAGE": as to any Lender (a) at any time prior to the termination of the Revolving Credit Commitments, the percentage which (i) the sum of (x) such Lender's Revolving Credit Commitment plus (y) the outstanding principal amount of such Lender's Term Loan then constitutes of
     (ii) the sum of (x) the Revolving Credit Commitments of all the Lenders plus (y) the aggregate principal amount of Term Loans of all the Lenders then outstanding, and (b) at any time after the termination of the Revolving Credit Commitments, the percentage which (i) the sum of (x) the principal amount of such Lender's Loans then outstanding plus (y) the product of such Lender's Revolving Credit Commitment Percentage times the L/C Obligations then outstanding then constitutes of (ii) the sum of (x) the aggregate principal amount of Loans of all the Lenders then outstanding plus (y) the aggregate L/C Obligations of all the Lenders then outstanding.

          1.2 OTHER DEFINITIONAL PROVISIONS. (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in any Notes or any certificate or other document made or delivered pursuant hereto.

          (b) As used herein and in any Notes, and any certificate or other document made or delivered pursuant hereto, accounting terms relating to the Borrower and its Subsidiaries not defined in subsection 1.1 and accounting terms partly defined in subsection 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP.

          (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection, Schedule and Exhibit references are to this Agreement unless otherwise specified.

          (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

          (e) Notwithstanding anything to the contrary herein, for purposes of making all calculations in connection with the covenants contained in Section 7, all accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with GAAP as in effect on the date of this Agreement consistently applied. In the event of any material difference at any time between GAAP in effect on the date of this Agreement and GAAP from time to time in effect, the certificate of a Responsible Officer required pursuant to subsection 6.2(b) shall include a reconciliation of the calculations required thereby with the financial statements being delivered with such certificate.

                   SECTION 2.  AMOUNT AND TERMS OF COMMITMENTS

          2.1 REVOLVING CREDIT COMMITMENTS. (a) Subject to the terms and conditions hereof, each Lender severally agrees to make revolving credit loans ("REVOLVING CREDIT LOANS") to the Borrower from time to time during the Commitment Period in an aggregate principal amount at any one time outstanding which, when added to such Lender's Revolving Credit Commitment Percentage of the then outstanding L/C Obligations, does not exceed the amount of such Lender's Revolving Credit Commitment, provided that no Lender shall be required to make a Revolving Credit Loan to the extent that, after giving effect thereto, the Aggregate Covered Outstanding Revolving Extensions of Credit at such time would exceed the sum of the Borrowing Base and the Overadvance Limit at such time. During the Commitment Period the Borrower may use the Revolving Credit Commitments by borrowing, prepaying the Revolving Credit Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof.

          (b) The Revolving Credit Loans may from time to time be (i) Eurodollar Loans, (ii) ABR Loans, or (iii) a combination thereof, as determined by the Borrower and notified to the Administrative Agent in accordance with subsections 2.2 and 2.11, PROVIDED that no Revolving Credit Loan shall be made as a Eurodollar Loan after the day that is one month prior to the Termination Date.

          2.2 PROCEDURE FOR REVOLVING CREDIT BORROWING. The Borrower may borrow under the Revolving Credit Commitments during the Commitment Period on any Business Day, provided that the Borrower shall give the Administrative Agent irrevocable notice which notice must be received by the Administrative Agent prior to 1:00 P.M., New York City time, (a) three Business Days prior to the requested Borrowing Date, if all or any part of the requested Revolving Credit Loans are to be initially Eurodollar Loans (provided that any borrowing to be made on the Closing Date may only be ABR Loans), or (b) on the requested Borrowing Date, otherwise (or, in the case of a requested borrowing on the Closing Date, on the Closing Date), specifying (i) the amount to be borrowed, (ii) the requested Borrowing Date, (iii) whether the borrowing is to be of Eurodollar Loans, ABR Loans or a combination thereof, (iv) whether such Loans will result in an Overadvance Amount and (v) if the borrowing is to be entirely or partly of Eurodollar Loans, the amount of such Loan and the length of the initial Interest Period therefor. Each borrowing under the Commitments shall be in an amount equal to (x) in the case of ABR Loans, $500,000 or a whole multiple of $100,000 in excess thereof (or, if the then Available Revolving Credit Commitments are less than $500,000, such lesser amount) and (y) in the case of Eurodollar Loans, $1,000,000 or a whole multiple of $100,000 in excess thereof. Upon receipt of any such notice from the Borrower, the Administrative Agent shall promptly notify each Lender thereof. Each Lender will make the amount of its pro rata share of each borrowing available to the Administrative Agent for the account of the Borrower at the office of the Administrative Agent specified in subsection 10.2 prior to 2:30 P.M., New York City time, on the Borrowing Date requested by the Borrower in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Borrower by the Administrative Agent crediting the account of the Borrower on the books of such office with the aggregate of the amounts made available to the Administrative Agent by the Lenders and in like funds as received by the Administrative Agent.

          2.3 FEES. (a) The Borrower agrees to pay to the Administrative Agent for the account of each Lender a commitment fee for the period from and including the first day of the Commitment Period to the Termination Date, computed at the rate of 1/2 of 1% per annum on the average daily amount of the Available Revolving Credit Commitment of such Lender during the period for which payment is made, payable quarterly in arrears on the last day of each March, June, September and December and on the Termination Date or such earlier date as the Commitments shall terminate as provided herein, commencing on the first of such dates to occur after the date hereof.

          (b) The Borrower agrees to pay to the Administrative Agent on the Closing Date and on each anniversary thereof, the administration fee as specified in the Fee Letter dated July 3, 1996.

          2.4 TERMINATION OR REDUCTION OF COMMITMENTS. The Borrower shall have the right, upon not less than five Business Days' notice to the Administrative Agent, to terminate the Commitments or, from time to time, to reduce the amount of the Commitments provided that no such termination or reduction shall be permitted if, after giving effect thereto and to any prepayments of the Revolving Credit Loans made on the effective date thereof, the Aggregate Outstanding Revolving Extensions of Credit would exceed the Revolving Credit Commitments then in effect. Any such reduction shall be in an amount equal to $100,000 or a whole multiple thereof and shall reduce permanently the Revolving Credit Commitments then in effect.

          2.5 TERM LOANS. Subject to the terms and conditions hereof, each Lender severally agrees to make a term loan (a "TERM LOAN") to the Borrower on the Closing Date in an amount equal to the Term Loan Commitment of such Lender. The Term Loans may from time to time be (a) Eurodollar Loans, (b) ABR Loans, or (c) a combination thereof, as determined by the Borrower and notified to the Administrative Agent in accordance with subsections 2.6 and 2.11.

          2.6 PROCEDURE FOR TERM LOAN BORROWING. The Borrower hereby requests a Term Loan borrowing on the Closing Date in an amount equal to the aggregate amount of the Term Loan Commitments of the Lenders. The Term Loans shall initially be ABR Loans. Each Lender will make the amount of its pro rata share of the Term Loans available to the Administrative Agent for the account of the Borrower at the office of the Administrative Agent specified in subsection 10.2 prior to 10:00 A.M., New York City time, on the Closing Date in Dollars and in funds immediately available to the Administrative Agent. The Administrative Agent shall credit the account of the Borrower on the books of such office of the Administrative Agent by 12:00 noon, New York City time, on the Closing Date, with the aggregate of the amounts made available to the Administrative Agent by the Lenders and in like funds as received by the Administrative Agent.

          2.7 REPAYMENT OF LOANS; EVIDENCE OF DEBT. (a) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender (i) the then unpaid principal amount of each Revolving Credit Loan of such Lender on the Termination Date (or such earlier date on which the Revolving Credit Loans become due and payable pursuant to Section 8), and (ii) the principal amount of the Term Loan of such Lender, in eighteen (18) consecutive quarterly installments (each, an "Installment Payment

Date"), payable on the last day of each March, June, September and December, commencing on March 31, 1997 in an amount equal to such Lender's Term Loan Commitment Percentage of the following amounts:

           Installment Payment Date               Amount of Installment
           ------------------------               ---------------------

              3/31/97 - 6/30/97                        $1,600,000


              9/30/97 - 6/30/98                        $1,800,000


             9/30/98 - 6/30/2000                       $1,950,000


             9/30/00 - 6/30/2001                       $2,250,000


(or the then unpaid principal amount of such Term Loan, on the date that the Term Loans become due and payable pursuant to Section 8). The Borrower hereby further agrees to pay interest on the unpaid principal amount of the Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in subsection 2.13.

          (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Borrower to such Lender resulting from each Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

          (c) The Administrative Agent shall maintain the Register pursuant to subsection 10.6(d), and a subaccount therein for each Lender, in which shall be recorded (i) the amount of each Revolving Credit Loan and Term Loan made hereunder, the Type thereof and each Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) both the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Lender's share thereof.

          (d) The entries made in the Register and the accounts of each Lender maintained pursuant to subsection 2.7(b), absent manifest error, shall, to the extent permitted by applicable law, be PRIMA FACIE evidence of the existence and amounts of the obligations of the Borrower therein recorded; PROVIDED, HOWEVER, that the failure of any Lender or the Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Loans made to such Borrower by such Lender in accordance with the terms of this Agreement.

          (e) The Borrower agrees that, upon the request to the Administrative Agent by any Lender, the Borrower will execute and deliver to such Lender (i) a promissory note of the Borrower evidencing the Revolving Credit Loans of such Lender, substantially in the form of Exhibit A with appropriate insertions as to date and principal amount (a "REVOLVING CREDIT NOTE"), and/or (ii) a promissory note of the Borrower evidencing the Term Loan of such Lender, substantially in the form of Exhibit B with appropriate insertions as to date and principal amount (a "TERM NOTE").

          2.8 OPTIONAL PREPAYMENTS. The Borrower may at any time and from time to time, prepay the Loans, in whole or in part, without premium or penalty, (i) with respect to Eurodollar Loans, upon at least three Business Days' irrevocable notice to the Administrative Agent, specifying the date and amount of prepayment and (ii) with respect to ABR Loans, upon same day irrevocable notice if such notice is received by the Administrative Agent by 1:00 P.M., New York City time, on such day, specifying the date and amount of prepayment; and whether the prepayment is of Eurodollar Loans, ABR Loans or a combination thereof, and, if of a combination thereof, the amount allocable to each. Prepayments of Eurodollar Loans shall be subject to the provisions of subsection 2.20. Upon receipt of any such notice the Administrative Agent shall promptly notify each Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with any amounts payable pursuant to subsection 2.20 and, in the case of prepayments of the Term Loans only, accrued interest to such date on the amount prepaid. Partial prepayments of the Term Loans shall be applied to the installments of principal thereof pro rata. Amounts prepaid on account of the Term Loans may not be reborrowed. Partial prepayments of ABR Loans shall be in an aggregate principal amount of a minimum of $500,000 and partial prepayments of Eurodollar Loans shall be in an aggregate principal amount of a minimum of $1,000,000.

          2.9  MANDATORY PREPAYMENTS AND OTHER REDUCTIONS OF TERM LOANS.

          (a) On the day upon which any Loan Party receives Net Proceeds from the issuance of any Indebtedness (other than Indebtedness expressly permitted pursuant to subsection 7.2(a), (b), (c), (d), (e), (f), (g), (i),
(j), (k), (l), (m) and (n)), the Borrower shall prepay the Term Loans in an amount equal to the lesser of 100% of the Net Proceeds of such issuance and the outstanding amount of the Term Loans.

          (b) In the event that any Loan Party sells, assigns, transfers, leases or otherwise disposes of any of its assets (other than dispositions expressly permitted by subsection 7.6), including, without limitation, as a result of a condemnation, no later than three Business Days after receipt of the Net Proceeds therefrom, the Borrower shall prepay the Term Loans in an amount equal to the lesser of 100% of such Net Proceeds and the outstanding amount of the Term Loans.

          (c) So long as any portion of the Term Loans remains outstanding, in the event that any Loan Party receives any proceeds from any insurance policies as a result of a casualty, no later than five Business Days after receipt of the Net Proceeds therefrom, the Loan Party shall either (i) prepay the Term Loans in an amount equal to the lesser of 100% of such Net Proceeds and the outstanding amount of the Term Loans or
(ii) opt to apply such Net Proceeds towards the restoration of the damaged property with any surplus used to prepay the Term Loans; provided that in the event such Net Proceeds (1) equals or exceeds $500,000 but is less than $1 million, the Loan Party shall provide the Administrative Agent, within 20 Business Days after receipt of such Net Proceeds, with a written estimate (as to both time and expense) from the contractor that the Loan Party has hired to perform the restoration, and shall subsequently provide the Administrative Agent within two Business Days of receipt thereof by such Loan Party, with a final invoice from such contractor which indicates that the Loan Party has paid for such restoration in full; or (2) equals or exceeds $1 million, the Loan Party shall deposit such Net Proceeds into a cash collateral account to be maintained by and in the sole dominion and control of the Administrative Agent, which funds may be used by the Borrower and its Subsidiaries, for a period of 360 days from the date such Net Proceeds are deposited into such account, solely to restore such damaged property after which time such proceeds shall be used in the manner provided in clause (i) above; and so long as no Default or Event of Default has occurred or is continuing, all such cash collateral shall be invested by the Administrative Agent as instructed by the Borrower and agreed to by the Administrative Agent in its reasonable discretion and the Borrower shall be entitled to receive all interest on such cash collateral.

          (d) On the earlier of (i) the receipt by the Lenders of the financial statements required to be delivered by the Borrower pursuant to subsection 6.1(a) and (ii) the 90th day of each fiscal year of the Borrower, the Borrower shall repay the Term Loans in an amount equal to the lesser of 75% of Excess Cash Flow for the preceding fiscal year of the Borrower (commencing with the fiscal year in which the Closing Date occurs) and the outstanding amount of the Term Loans.

          (e) Each prepayment of the Term Loans pursuant to this subsection 2.9 shall be accompanied by payment in full of all accrued fees and interest thereon to and including the date of such prepayment, together with any additional amounts owing pursuant to subsection 2.20. Each prepayment of the Term Loans required pursuant to this subsection 2.9 may not be reborrowed and shall be applied to the installments of principal thereof pro rata; provided, that prepayment of the Term Loans required pursuant to subsection 2.9(d) in connection with each fiscal year of the Borrower shall be applied first, to the installments of principal with scheduled maturities falling within the twelve months following the end of the fiscal year in respect of which such Excess Cash Flow has been derived in the direct order of maturity, and second, to any remaining amounts, pro rata.

          (f) To the extent that the Net Proceeds of any of the transactions referred to in subsection 2.9(a) (with respect to Indebtedness constituting High Yield Notes only) exceeds the sum of the outstanding amount of the Term Loans required to be prepaid pursuant to such subsection and the aggregate amount of Existing Subordinated Debt to be repaid with the proceeds thereof, an amount equal to such excess shall be applied to permanently reduce the Overadvance Limit.

          To the extent that (i) the Net Proceeds of any of the transactions referred to in subsections 2.9(a) (excluding Indebtedness constituting High Yield Notes), (b) or (c) or (ii) with respect to subsection 2.9(d), 75% of Excess Cash Flow for the preceding year, exceeds the outstanding amount of the Term Loans required to be prepaid pursuant to such subsections, an amount equal to such excess shall be applied first to permanently reduce the Uncovered L/C Amount to zero and any remaining excess to permanently reduce the Overadvance Limit.

          2.10 Mandatory Prepayments and Other Reductions of Revolving Credit Loans. (a) The Borrower will repay the Revolving Credit Loans in an amount necessary to cause the Overadvance Amount to equal zero (1) during each calendar year, so that the Overadvance Amount is not above zero for an aggregate period of more than 45 days during such calendar year, (2) during the period of December 1 through January 31 of each two consecutive calendar years, so that the Overadvance Amount is not above zero for a period of more than 20 consecutive days during such period and (3) during any time period in each calendar year except for the period described in (2) above, so that the Overadvance Amount is not above zero for a period of more than 10 consecutive days.

           (b) If, at any time, the Aggregate Covered Outstanding Revolving Extensions of Credit at such time exceed the sum of the Borrowing Base and the Overadvance Limit at such time, the Borrower shall, without notice or demand, immediately repay the Revolving Credit Loans in an aggregate principal amount equal to the lesser of (i) the amount of such excess and (ii) the aggregate principal amount of Revolving Credit Loans then outstanding, together with interest accrued to the date of such payment or prepayment on the principal so prepaid and any amounts payable under subsection 2.20 in connection therewith. To the extent that after giving effect to any prepayment of the Revolving Credit Loans required by the preceding sentence, the Aggregate Covered Outstanding Revolving Extensions of Credit at such time exceed the sum of the Borrowing Base and the Overadvance Limit at such time, the Borrower shall, without notice or demand, immediately deposit in a Cash Collateral Account upon terms reasonably satisfactory to the Administrative Agent an amount equal to the lesser of (i) the aggregate then outstanding L/C Obligations and (ii) the amount of such remaining excess. The Administrative Agent shall apply any cash deposited in the Cash Collateral Account (to the extent thereof) to pay any Reimbursement Obligations which become due thereafter, PROVIDED that the Administrative Agent shall release to the Borrower from time to time such portion of the amount on deposit in the Cash Collateral Account which is equal to the amount by which the Borrowing Base at such time plus the amount on deposit in the Cash Collateral Account exceeds the Aggregate Outstanding Revolving Extensions of Credit at such time. "Cash Collateral Account" means an account established by the Borrower with the Administrative Agent and over which the Administrative Agent shall have exclusive dominion and control, including the right of withdrawal for application in accordance with this subsection 2.10(b).

          2.11 CONVERSION AND CONTINUATION OPTIONS. (a) The Borrower may elect from time to time to convert Eurodollar Loans to ABR Loans by giving the Administrative Agent at least two Business Days' prior irrevocable notice of such election, PROVIDED that any such conversion of Eurodollar Loans may only be made on the last day of an Interest Period with respect thereto. The Borrower may elect from time to time to convert ABR Loans to Eurodollar Loans by giving the Administrative Agent at least three Business Days' prior irrevocable notice of such election. Any such notice of conversion to Eurodollar Loans shall specify the length of the initial Interest Period or Interest Periods therefor. Upon receipt of any such notice the Administrative Agent shall promptly notify each Lender thereof. All or any part of outstanding Eurodollar Loans and ABR Loans may be converted as provided herein, PROVIDED that (i) no Loan may be converted into a Eurodollar Loan when any Event of Default has occurred and is continuing and the Administrative Agent has or the Majority Lenders have determined that such a conversion is not appropriate and (ii) no Loan may be converted into a Eurodollar Loan after the date that is one month prior to the Termination Date (in the case of conversions of Revolving Credit Loans) or the date of the final installment of principal of the Term Loans.

          (b) Any Eurodollar Loans may be continued as such upon the expiration of the then current Interest Period with respect thereto by the Borrower giving notice to the Administrative Agent, in accordance with the applicable provisions of the term "Interest

Period" set forth in subsection 1.1, of the length of the next Interest Period to be applicable to such Loans, PROVIDED that no Eurodollar Loan may be continued as such (i) when any Event of Default has occurred and is continuing and the Administrative Agent has or the Majority Lenders have determined that such a continuation is not appropriate or (ii) after the date that is one month prior to the Termination Date (in the case of continuations of Revolving Credit Loans) or the date of the final installment of principal of the Term Loans and PROVIDED, FURTHER, that if the Borrower shall fail to give such notice or if such continuation is not permitted such Loans shall be automatically converted to ABR Loans on the last day of such then expiring Interest Period.

          2.12 MAXIMUM NUMBER OF TRANCHES. In no event shall there be more than ten (10) Eurodollar Tranches outstanding at any time.

          2.13 INTEREST RATES AND PAYMENT DATES. (a) Each Eurodollar Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurodollar Rate determined for such day plus 2.50%.

          (b) Each ABR Loan shall bear interest at a rate per annum equal to the ABR plus 1.50%.

          (c) If all or a portion of (i) any principal of any Loan, (ii) any interest payable thereon, (iii) any commitment fee or (iv) any other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), the principal of the Loans and any such overdue interest, commitment fee or other amount shall bear interest at a rate per annum which is (x) in the case of principal, the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this subsection plus 2% or (y) in the case of any such overdue interest, commitment fee or other amount, the rate described in paragraph (b) of this subsection plus 2%, in each case from the date of such non-payment until such overdue principal, interest, commitment fee or other amount is paid in full (as well after as before judgment).

          (d) Interest shall be payable in arrears on each Interest Payment Date, PROVIDED that interest accruing pursuant to paragraph (c) of this subsection shall be payable from time to time on demand.

          2.14 COMPUTATION OF INTEREST AND FEES. (a) Amounts payable under this Agreement including interest, shall be calculated on the basis of a 360-day year for the actual days elapsed, except that with respect to
(i) interest calculated on the basis of the Prime Rate and (ii) commitment fees, such amounts shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed. The Administrative Agent shall as soon as practicable, notify the Borrower and the affected Lenders of each determination of a Eurodollar Rate. Any change in the interest rate on a Loan resulting from a change in the ABR or the Eurocurrency Reserve Requirement shall become effective as of the opening of business on the day on which such change becomes effective. The Administrative Agent shall, as soon as practicable, notify the Borrower and the affected Lenders of the effective date and the amount of each such change in interest rate.

          (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the Borrower, deliver to the Borrower a statement showing the quotations used by the Administrative Agent in determining any interest rate pursuant to subsection 2.13(a), (b) or (c).

          (c) For purposes of the Interest Act (Canada), whenever any interest under the Loan Documents is calculated using a rate based on a year of 360 days, such rate determined pursuant to such calculation, when expressed as an annual rate, is equivalent to (i) the applicable rate based on a year of 360 days, (ii) multiplied by the actual number of days in the calendar year in which the period for which such interest is payable (or compounded) ends, and (iii) divided by 360.

           2.15 INABILITY TO DETERMINE INTEREST RATE. If prior to the first day of any Interest Period:

          (a) the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such interest Period, or

          (b) the Administrative Agent shall have received notice from the Majority Lenders that the Eurodollar Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders (as conclusively certified by such Lenders) of making or maintaining their affected Loans during such Interest Period;

the Administrative Agent shall give telecopy or telephonic notice thereof to the Borrower and the Lenders as soon as practicable thereafter. If such notice is given (x) any Eurodollar Loans requested to be made on the first day of such Interest Period shall be made as ABR Loans, (y) any Loans that were to have been converted on the first day of such Interest Period to Eurodollar Loans shall be converted to or continued as ABR Loans and (z) any outstanding Eurodollar Loans shall be converted, on the first day of such Interest Period, to ABR Loans. Until such notice has been withdrawn by the Administrative Agent, no further Eurodollar Loans shall be made or continued as such, nor shall the Borrower have the right to convert ABR Loans to Eurodollar Loans.

          2.16 PRO RATA TREATMENT AND PAYMENTS. (a) All payments (including prepayments) to be made by the Borrower hereunder, whether on account of principal, interest, fees or otherwise, shall be made without set off or counterclaim and shall be made prior to 12:00 Noon, New York City time, on the due date thereof to the Administrative Agent, for the account of the appropriate Lenders, at the Administrative Agent's office specified in subsection 10.2 (except as otherwise provided herein) in Dollars and in immediately available funds. The Administrative Agent shall distribute such payments to the Lenders entitled to receive the same promptly upon receipt in like funds as received. If any payment hereunder (other than payments on Eurodollar Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding

Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension. If any payment on a Eurodollar Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day (and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension) unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day.

          (b) Unless the Administrative Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make the amount that would constitute its portion of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Lender is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such amount is not made available to the Administrative Agent by the required time on the Borrowing Date therefor, such Lender shall pay to the Administrative Agent, on demand, such amount with interest thereon at a rate equal to the daily average Federal Funds Effective Rate for the period until such Lender makes such amount immediately available to the Administrative Agent. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this subsection shall be conclusive in the absence of manifest error. If such Lender's portion of such borrowing is not made available to the Administrative Agent by such Lender within three Business Days of such Borrowing Date, the Administrative Agent shall also be entitled to recover such amount with interest thereon at the rate per annum applicable to ABR Loans hereunder, on demand, from the Borrower.

          (c) Each borrowing by the Borrower of Term Loans and Revolving Credit Loans shall be made ratably from the Lenders in accordance with their respective Term Loan Commitment Percentages and Revolving Credit Commitment Percentages. Any reduction of the Revolving Credit Commitments shall be made ratably among the Lenders in accordance with their respective Revolving Credit Commitment Percentages. Each payment (including each prepayment) by the Borrower on account of principal of and interest on the Term Loans shall be made pro rata according to the respective outstanding principal amounts of the Term Loans then held by the Lenders. Each payment (including each prepayment) by the Borrower on account of principal of and interest on the Revolving Credit Loans shall be made pro rata according to the respective outstanding principal amounts of the Revolving Credit Loans then held by the Lenders.

          2.17 ILLEGALITY. Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Eurodollar Loans as contemplated by this Agreement, (a) the commitment of such Lender hereunder to make Eurodollar Loans, continue Eurodollar Loans as such and convert ABR Loans to Eurodollar Loans shall forthwith be cancelled and (b) such Lender's Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to ABR Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law. If any such conversion of a Eurodollar Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to subsection 2.20.

          2.18 REQUIREMENTS OF LAW. (a) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

            (i) shall subject any Lender to any tax of any kind whatsoever with respect to this Agreement, any Note or any Eurodollar Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for Non-Excluded Taxes covered by subsection 2.19 and changes in the rate of tax on the overall net income of such Lender);

           (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the Eurodollar Rate hereunder; or

           (iii) shall impose on such Lender any other condition; and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, converting into, continuing or maintaining Eurodollar Loans or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrower shall promptly pay such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduced amount receivable.

          (b) If any Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder or under any Letter of Credit to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, the Borrower shall promptly pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction.

          (c) If any Lender becomes entitled to claim any additional amounts pursuant to this subsection, it shall promptly notify the Borrower (with a copy to the Administrative Agent) of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to this subsection submitted by such Lender to the Borrower (with a copy to the Administrative Agent) shall be conclusive in the absence of manifest error. The agreements in this subsection shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

          2.19 TAXES. (a) All payments made by the Borrower under this Agreement and any Notes shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on the Administrative Agent or any Lender as a result of a present or former connection between the Administrative Agent or such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Administrative Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any Note). If any such non-excluded taxes, levies, imposts, duties, charges, fees deductions or withholdings ("NON-EXCLUDED TAXES") are required to be withheld from any amounts payable to the Administrative Agent or any Lender hereunder or under any Note, the amounts so payable to the Administrative Agent or such Lender shall be increased to the extent necessary to yield to the Administrative Agent or such Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement, PROVIDED, HOWEVER, that the Borrower shall not be required to increase any such amounts payable to any Lender that is not incorporated or organized under the laws of the United States of America or a state thereof if such Lender fails to comply with the requirements of paragraph (b) of this subsection. Whenever any Non-Excluded Taxes are payable by the Borrower, as promptly as possible thereafter the Borrower shall send to the Administrative Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Administrative Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by the Administrative Agent or any Lender as a result of any such failure. The agreements in this subsection shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

          (b) Each Lender that is not incorporated or organized under the laws of the United States of America or a state thereof shall:

            (i) deliver to the Borrower and the Administrative Agent, prior to the Closing Date in the case of the initial Lenders, (A) two duly completed copies of United States Internal Revenue Service Form 1001 or 4224, or successor applicable form, as the case may be, and (B) an Internal Revenue Service Form W-8 or W-9, or successor applicable form, as the case may be;

           (ii) deliver to the Borrower and the Administrative Agent two further copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower; and

          (iii) obtain such extensions of time for filing and complete such forms or certifications as may reasonably be requested by the Borrower or the Administrative Agent;

unless in any such case an event (including, without limitation, any change in treaty, law or regulation) has occurred after the date of this Agreement and prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the Borrower and the Administrative Agent.
 Such Lender shall certify (i) in the case of a Form 1001 or 4224, that it is entitled to receive payments under this Agreement or the Notes without deduction or withholding of any United States federal income taxes and (ii) in the case of a Form W-8 or W-9, that it is entitled to an exemption from United States backup withholding tax. Each Person that shall become a Lender or a Participant pursuant to subsection 10.6 shall, upon the effectiveness of the related transfer, be required to provide all of the forms and statements required pursuant to this subsection, provided that in the case of a Participant such Participant shall furnish all such required forms and statements to the Lender from which the related participation shall have been purchased.

          (c) Neither the Administrative Agent nor any Lender shall be entitled to claim any indemnity payment or additional amount payable pursuant to this subsection 2.19 with respect to any tax unless the Administrative Agent or such Lender, as the case may be, shall have notified the Borrower that it will demand compensation for such payment or amount not more than 120 days after the date on which the Administrative Agent or such Lender, as the case may be, becomes aware of the costs or reductions giving rise to such claim. Failure on the part of the Administrative Agent or such Lender, as the case may be, to demand any indemnity payment of any such additional amount with respect to any period shall not constitute a waiver of the Administrative Agent's or such Lender's, right, as the case may be, to demand compensation with respect to any other period.

          2.20 INDEMNITY. The Borrower agrees to indemnify each Lender and to hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of (a) default by the Borrower in making a borrowing of, conversion into or continuation of Eurodollar Loans after the Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (b) default by the Borrower in making any prepayment after the Borrower has given a notice thereof in accordance with the provisions of this Agreement or (c) the making of a prepayment of Eurodollar Loans on a day which is not the last day of an Interest Period with respect thereto. Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of such Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Loans provided for herein (excluding, however, the additional 2.50% for Eurodollar Loans and 1.50% for ABR Loans referred to in subsection 2.13, included therein, if any) over (ii) the amount of interest (as reasonably determined by such Lender) which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

          2.21 CHANGE OF LENDING OFFICE. Each Lender agrees that if it makes any demand for payment under subsection 2.18 or 2.19(a), or if any adoption or change of the type described in subsection 2.17 shall occur with respect to it, it will use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions and so long as such efforts would not be disadvantageous to it, as determined in its sole discretion) to designate a different lending office if the making of such a designation would reduce or obviate the need for the Borrower to make payments under subsection 2.18 or 2.19(a), or would eliminate or reduce the effect of any adoption or change described in subsection 2.17.

                               SECTION 3. LETTERS OF CREDIT


          3.1  L/C COMMITMENT.

          (a) Subject to the terms and conditions hereof, the Issuing Bank, in reliance on the agreements of the other Lenders set forth in subsection 3.4(a) agrees to issue letters of credit ("Letters of Credit") for the account of the Borrower on any Business Day during the Commitment Period in such form as may be approved from time to time by the Issuing Bank; PROVIDED that the Issuing Bank shall have no obligation to issue any Letter of Credit if, after giving effect to such issuance, (1) the L/C Obligations would exceed the L/C Commitment, (2) the Available Revolving Credit Commitments would be less than zero or (3) the Aggregate Covered Outstanding Revolving Extensions of Credit at such time would exceed the Borrowing Base at such time.

          (b)  Each Letter of Credit shall:

               (1) be denominated in Dollars and shall be either (A) a standby letter of credit issued to support obligations of the Borrower (a "STANDBY LETTER OF CREDIT"), or (B) a commercial letter of credit issued in respect of the purchase of goods or services by the Borrower and its Subsidiaries in the ordinary course of business (a "COMMERCIAL LETTER OF CREDIT") and

               (2) expire no later than the earlier of (i) one year after the date of issuance and (ii) five Business Days prior to the Termination Date; provided that any Letter of Credit with a one-year tenor may provide for the renewal thereof for additional one-year periods (which shall in no event extend beyond the date referred to in clause (ii) above).

          (c) Each Letter of Credit shall be subject to the Uniform Customs and, to the extent not inconsistent therewith, the laws of the State of New York.

          (d) The Issuing Bank shall not at any time be obligated to issue any Letter of Credit hereunder if such issuance would conflict with, or cause the Issuing Bank or any L/C Participant to exceed any limits imposed by, any applicable Requirement of Law.

          3.2  PROCEDURE FOR ISSUANCE OF LETTERS OF CREDIT.

          The Borrower may from time to time request that the Issuing Bank issue a Letter of Credit by delivering to the Issuing Bank at its address for notices specified herein an Application therefor, completed to the satisfaction of the Issuing Bank, and such other certificates, documents and other papers and information as the Issuing Bank may request. Upon receipt of any Application, the Issuing Bank will process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue the Letter of Credit requested thereby (but in no event shall the Issuing Bank be required to issue any Letter of Credit earlier than three Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed by the Issuing Bank and the Borrower. The Issuing Bank shall furnish a copy of such Letter of Credit to the Borrower promptly following the issuance thereof.

          3.3  FEES, COMMISSIONS AND OTHER CHARGES.

          (a) The Borrower shall pay to the Administrative Agent, for the account of the Issuing Bank, a fronting fee with respect to each Letter of Credit in an amount equal to 1/4 of 1% per annum of the face amount of such Letter of Credit. Such fronting fee shall be payable in arrears on each L/C Fee Payment Date and shall be nonrefundable.

          (b) The Borrower shall pay to the Administrative Agent, for the account of the Issuing Bank and the L/C Participants, a letter of credit commission with respect to each Letter of Credit, computed for the period from the date of issuance thereof at a per annum rate equal to 2.50% (less any fronting fee paid pursuant to subsection 3.3(a)), calculated on the basis of a 360 day year, of the aggregate average daily amount available to be drawn under such Letter of Credit during the period for which payment is being made. Such fee shall be payable to the Issuing Bank and the L/C Participants to be shared ratably among them in accordance with their respective Revolving Credit Commitment Percentages. Such commissions shall be payable in arrears on each L/C Fee Payment Date.

          (c) In addition to the foregoing fees and commissions, the Borrower shall pay or reimburse the Issuing Bank for such normal and customary fees as are incurred or charged by the Issuing Bank in issuing, effecting payment under, amending or otherwise administering any Letter of Credit.

          (d) The Administrative Agent shall, promptly following its receipt thereof, distribute to the Issuing Bank and the L/C Participants all fees and commissions received by the Administrative Agent for their respective accounts pursuant to this subsection.

          3.4  L/C PARTICIPATIONS.

          (a) The Issuing Bank irrevocably agrees to grant and hereby grants to each L/C Participant, and, to induce the Issuing Bank to issue Letters of Credit hereunder, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from the Issuing Bank, on the terms and conditions hereinafter stated, for such L/C Participant's own account and risk an undivided interest equal to such L/C Participant's Revolving Credit Commitment Percentage in the Issuing Bank's obligations and rights under each Letter of Credit issued hereunder and the amount of each draft paid by the Issuing Bank thereunder. Each L/C Participant unconditionally and irrevocably agrees with the Issuing Bank that, if a draft is paid under any Letter of Credit for which the Issuing Bank is not reimbursed in full by the Borrower in accordance with the terms of this Agreement, such L/C Participant shall pay to the Issuing Bank upon demand at the Issuing Bank's address for notices specified herein an amount equal to such L/C Participant's Revolving Credit Commitment Percentage of the amount of such draft, or any part thereof, which is not so reimbursed.

          (b) If any amount required to be paid by any L/C Participant to the Issuing Bank pursuant to subsection 3.4(a) in respect of any unreimbursed portion of any payment made by the Issuing Bank under any Letter of Credit is paid to the Issuing Bank within three Business Days after the date such payment is due, such L/C Participant shall pay to the Issuing Bank on demand an amount equal to the product of (i) such amount, times (ii) the daily average Federal funds rate, as quoted by the Issuing Bank, during the period from and including the date such payment is required to the date on which such payment is immediately available to the Issuing Bank, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. If any such amount required to be paid by any L/C Participant pursuant to subsection 3.4(a) is not in fact made available to the Issuing Bank by such L/C Participant within three Business Days after the date such payment is due, the Issuing Bank shall be entitled to recover from such L/C Participant, on demand, such amount with interest thereon calculated from such due date at the rate per annum applicable to ABR Loans hereunder. A certificate of the Issuing Bank submitted to any L/C Participant with respect to any amounts owing under this subsection shall be conclusive in the absence of manifest error.

          (c) Whenever, at any time after the Issuing Bank has made payment under any Letter of Credit and has received from any L/C Participant its pro rata share of such payment in accordance with subsection 3.4(a), the Issuing Bank receives any payment related to such Letter of Credit (whether directly from the Borrower or otherwise, including proceeds of collateral applied thereto by the Issuing Bank), or any payment of interest on account thereof, the Issuing Bank will distribute to such L/C Participant its pro rata share thereof; PROVIDED, HOWEVER, that in the event that any such payment received by the Issuing Bank pursuant to subsection 3.5 shall be required to be returned by the Issuing Bank, such L/C Participant shall return to the Issuing Bank the portion thereof previously distributed by the Issuing Bank to it.

          3.5  REIMBURSEMENT OBLIGATION OF THE BORROWER.

          (a) The Borrower agrees to reimburse the Issuing Bank on each date on which the Issuing Bank notifies the Borrower of the date and amount of a draft presented under any Letter of Credit and paid by the Issuing Bank for the amount of (i) such draft so paid and (ii) any taxes, fees, charges or other costs or expenses incurred by the Issuing Bank in connection with such payment. Each such payment shall be made to the Issuing Bank at its address for notices specified herein in lawful money of the United States of America and in immediately available funds.

          (b) Interest shall be payable on any and all amounts remaining unpaid by the Borrower under this subsection from the date such amounts become payable (whether at stated maturity, by acceleration or otherwise) until payment in full at the rate which would be payable on any outstanding ABR Loans which were then overdue.

          3.6  OBLIGATIONS ABSOLUTE.

          (a) The Borrower's obligations under this Section 3 shall be absolute and unconditional under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment which the Borrower may have or have had against the Issuing Bank or any beneficiary of a Letter of Credit.

          (b) The Borrower also agrees with the Issuing Bank that the Issuing Bank shall not be responsible for, and the Borrower's Reimbursement Obligations under subsection 3.5(a) shall not be affected by, among other things, (i) the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, provided that the Issuing Bank shall have exercised the standard of care specified in the Uniform Customs, or (ii) any dispute between or among the Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or
(iii) any claims whatsoever of the Borrower against any beneficiary of such Letter of Credit or any such transferee.

          (c) The Issuing Bank shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions caused by the Issuing Bank's gross negligence or willful misconduct.

          (d) The Borrower agrees that any action taken or omitted by the Issuing Bank under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence of willful misconduct and in accordance with the standards of care specified in the Uniform Commercial Code of the State of New York, shall be binding on the Borrower and shall not result in any liability of the Issuing Bank to the Borrower.

          3.7  LETTER OF CREDIT PAYMENTS.

          If any draft shall be presented for payment under any Letter of Credit, the Issuing Bank shall promptly notify the Borrower of the date and amount thereof. The responsibility of the Issuing Bank to the Borrower in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are in conformity with such Letter of Credit.

          3.8  APPLICATION.

          To the extent that any provision of any Application related to any Letter of Credit is inconsistent with the provisions of this Section 3, the provisions of this Section 3 shall apply.

                     SECTION 4. REPRESENTATIONS AND WARRANTIES


          To induce the Administrative Agent and the Lenders to enter into this Agreement and to make the Loans and issue or participate in the Letters of Credit, the Borrower hereby represents and warrants to the Administrative Agent and each Lender that:

          4.1 FINANCIAL CONDITION. (a) The consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at December 31, 1995 and the related consolidated statements of income and of cash flows for the fiscal year ended on such date, reported on by KPMG Peat Marwick LLP copies of which have heretofore been furnished to the Administrative Agent with copies for each Lender, present fairly in all material respects the consolidated financial condition of the Borrower and its consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the fiscal year then ended. The unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at June 30, 1996 and the related unaudited consolidated statements of income and of cash flows for the three and six-month period ended on such date, certified by a Responsible Officer, copies of which have heretofore been furnished to the Administrative Agent with copies for each Lender, present fairly in all material respects the consolidated financial condition of the Borrower and its consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the three and six-month period then ended (subject to normal year-end audit adjustments), except that they have been prepared on a first-in-first-out inventory valuation method and except for the absence of notes and related schedules. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by such accountants or Responsible Officer, as the case may be, and as disclosed therein). Neither the Borrower nor any of its consolidated Subsidiaries had, at the date of the most recent balance sheet referred to above, any material Guarantee Obligation, contingent liability or liability for taxes, or any long-term lease or unusual forward or long-term commitment, including, without limitation, any interest rate or foreign currency swap or exchange transaction, which is not reflected in the foregoing statements or in the notes thereto. During the period from December 31, 1995 to and including the date hereof there has been no sale, transfer or other disposition by the Borrower or any of its consolidated Subsidiaries of any material part of its business or property and no purchase or other acquisition of any business or property (including any capital stock of any other Person) material in relation to the consolidated financial condition of the Borrower and its consolidated Subsidiaries at December 31, 1995.

          (b) The unaudited pro forma consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at June 30, 1996 (including the notes thereto) prepared on a first-in first-out inventory valuation method (the "PRO FORMA BALANCE SHEET"), copies of which have heretofore been furnished to the Administrative Agent with copies for each Lender, has been prepared giving effect (as if such events had occurred on such date) to (i) the Recapitalization contemplated to occur on the Closing Date and
(ii) the borrowings under this Agreement contemplated to be made on the Closing Date. The Pro Forma Balance Sheet is based on the best information available to the Borrower as of the date of delivery thereof, and presents fairly in all material respects on a pro forma basis the estimated financial position of the Borrower and its consolidated Subsidiaries as at June 30, 1996, assuming that the events specified in the preceding sentence had actually occurred at June 30, 1996.

          4.2 NO CHANGE. (a) Except as set forth on Schedule 4.2, since December 31, 1995, there has been no development or event which has had or could reasonably be expected to have a Material Adverse Effect, and (b) during the period from December 31, 1995, to and including the date hereof no dividends or other distributions have been declared, paid or made upon the Capital Stock of the Borrower nor has any of the Capital Stock of the Borrower been redeemed, retired, purchased or otherwise acquired for value by the Borrower or any of its Subsidiaries, in each case, other than as contemplated pursuant to the Recapitalization Documents.

          4.3 CORPORATE EXISTENCE; COMPLIANCE WITH LAW. Each of the Borrower and its Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization,
(b) has the corporate power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification except where the failure to obtain such qualification would not have a Material Adverse Effect and (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

          4.4  CORPORATE POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS.
The Borrower has the corporate power and authority, and the legal right, to make, deliver and perform the Loan Documents to which it is a party and to borrow hereunder and has taken all necessary corporate action to authorize the borrowings on the terms and conditions of the Loan Documents to which it is a party and to authorize the execution, delivery and performance of the Loan Documents to which it is a party. Except as set forth on Schedule 4.4, no consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of the Loan Documents to which the Borrower is a party other than actions and filings relating to the release of existing Liens and the perfection of the Liens created by the Security Documents. This Agreement has been, and each other Loan Document to which it is a party will be, duly executed and delivered on behalf of the Borrower. This Agreement constitutes, and each other Loan Document to which it is a party when executed and delivered will constitute, a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

          4.5 NO LEGAL BAR. The execution, delivery and performance of the Loan Documents to which the Borrower is a party, the borrowings hereunder and the use of the proceeds thereof will not violate any Requirement of Law or Contractual Obligation of the Borrower or of any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of its or their respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation.

          4.6 NO MATERIAL LITIGATION. Except as set forth on Schedule 4.6, no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Borrower, threatened by or against the Borrower or any of its Subsidiaries or against any of its or their respective properties or revenues (a) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby, or (b) which could reasonably be expected to have a Material Adverse Effect.

          4.7 NO DEFAULT. Neither the Borrower nor any of its Subsidiaries is in default under or with respect to any of its Contractual Obligations in any respect which could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

          4.8  OWNERSHIP OF PROPERTY; LIENS.  Except as set forth on
Schedule 4.8, each of the Borrower and its Subsidiaries has a valid leasehold interest in, all its real property, or a valid leasehold interest in, all its other property, and none of such owned property and no such leasehold interest is subject to any Lien except as permitted by subsection 7.3.

          4.9 INTELLECTUAL PROPERTY. Except as set forth on Schedule 4.9, the Borrower and each of its Subsidiaries owns, is licensed to use, or otherwise has the right to use all trademarks, tradenames, copyrights, technology, know-how and processes necessary for the conduct of its business as currently conducted except for those the failure to own or license which could not reasonably be expected to have a Material Adverse Effect (the "INTELLECTUAL PROPERTY"). No claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does the Borrower know of any valid basis for any such claim, which could reasonably be expected to have a Material Adverse Effect. To the knowledge of the Borrower and its Subsidiaries the use of such Intellectual Property by the Borrower and its Subsidiaries does not infringe on the rights of any Person, except for such claims and infringements that, in the aggregate, do not have and could not reasonably be expected to have a Material Adverse Effect. To the knowledge of the Borrower, all registrations and filings which, in the reasonable judgment of the Borrower, are necessary to preserve the rights of the Borrower and each of the Subsidiaries in their material Intellectual Property have been made and are in good standing.

           4.10 NO BURDENSOME RESTRICTIONS. No Requirement of Law or Contractual Obligation of the Borrower or any of its Subsidiaries has or could reasonably be expected to have a Material Adverse Effect.

          4.11 TAXES. Except as set forth on Schedule 4.11, each of the Borrower and its Subsidiaries has filed or caused to be filed all tax returns which, to the knowledge of the Borrower, are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority that are now due and payable (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Borrower or its Subsidiaries, as the case may be); no tax Lien has been filed, and, to the knowledge of the Borrower, no claim is being asserted, with respect to any such tax, fee or other charge.

          4.12 FEDERAL REGULATIONS. No part of the proceeds of any Loans will be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation G or Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect. If requested by the Administrative Agent, the Borrower will furnish to the Administrative Agent with copies for each Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-1 or FR Form U-1 referred to in said Regulation G or Regulation U, as the case may be.

          4.13 ERISA. Neither a Reportable Event which could result in a material liability to the Borrower or any of its Subsidiaries nor an "accumulated funding deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code. No termination of a Single Employer Plan has occurred that is reasonably likely to cause the Borrower to incur liability, and no Lien in favor of the PBGC or a Plan has arisen, during such five-year period. Except as set forth on Schedule 4.13, the present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits. Except as set forth on Schedule 4.13, neither the Borrower nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan in the past five years, and neither the Borrower nor any Commonly Controlled Entity would become subject to any material liability under ERISA if the Borrower or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. No such Multiemployer Plan is in Reorganization or Insolvent.

          4.14 INVESTMENT COMPANY ACT; OTHER REGULATIONS. The Borrower is not an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. The Borrower is not subject to regulation under any Federal or State statute or regulation (other than Regulation X of the Board of Governors of the Federal Reserve System) which limits its ability to incur Indebtedness.

          4.15 SUBSIDIARIES. Schedule 4.15 sets forth a list of all Subsidiaries of the Borrower at the date hereof. Each subsidiary of the Borrower that is not a Subsidiary, is a corporation that conducts no business, owns no assets (other than certain intercompany receivables), has no liabilities having an aggregate value in excess of $75,000 other than certain intercompany payables, and other than corporate franchise taxes.

          4.16 PURPOSE OF LOANS. (a) The proceeds of the Term Loans shall be used by the Borrower to finance a portion of the Recapitalization and to pay related fees and expenses.

          (b) The proceeds of the Revolving Credit Loans shall be used by the Borrower to pay fees and expenses related to the Recapitalization, for working capital purposes of the

Borrower and its Subsidiaries in the ordinary course of business and for general corporate purposes.

          4.17  ENVIRONMENTAL MATTERS.  Except as set forth on Schedule 4.17:

          (a) The facilities and properties owned, leased or operated by the Borrower or any of its Subsidiaries (the "PROPERTIES") do not contain, and have not previously contained, any Materials of Environmental Concern in amounts or concentrations which (i) constitute or constituted a violation of, or (ii) could reasonably be expected to give rise to liability under, any Environmental Law, which, in either case, could reasonably be expected to have a Material Adverse Effect.

          (b) The Properties and all operations at the Properties are in compliance, and to the knowledge of the Borrower have in the last five (5) years been in compliance, in all material respects with all applicable Environmental Laws, and to the knowledge of the Borrower there is no contamination at, under or about the Properties or violation of any Environmental Law with respect to the Properties or the business operated by the Borrower or any of its Subsidiaries (the "BUSINESS") which could materially interfere with the continued operation of the Properties or materially impair the fair saleable value thereof.

          (c) Neither the Borrower nor any of its Subsidiaries has received any notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Properties or the Business, nor does the Borrower have knowledge or reason to believe that any such notice is being threatened, except, in either case, for such notice as could not reasonably be expected to have a Material Adverse Effect.

          (d) Materials of Environmental Concern have not been transported or disposed of from the Properties in violation of, or in a manner or to a location which could reasonably be expected to give rise to liability under, any Environmental Law, except for such transportation or disposal as could not reasonably be expected to have a Material Adverse Effect, nor have any Materials of Environmental Concern been generated, treated, stored or disposed of at, on or under any of the Properties in violation of, or in a manner that could reasonably be expected to give rise to liability under, any applicable Environmental Law, except for such transportation or disposal as could not reasonably be expected to have a Material Adverse Effect.

          (e) No judicial proceeding or governmental or administrative action is pending or, to the knowledge of the Borrower, threatened, under any Environmental Law to which the Borrower or any Subsidiary is or will be named as a party with respect to the Properties or the Business, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Properties or the Business.

          (f) There has been no release or threat of release of Materials of Environmental Concern at or from the Properties, or arising from or related to the operations of the Borrower or any Subsidiary in connection with the Properties or otherwise in connection with the Business, in violation of or in amounts or in a manner that could reasonably give rise to liability under Environmental Laws except such releases or threats of releases which could not reasonably be expected to have a Material Adverse Effect.

          4.18 ACCURACY OF INFORMATION. No factual statement or information contained in this Agreement, any other Loan Document, or any other document, certificate or written statement furnished to the Administrative Agent or the Lenders or any of them (including, without limitation, the Recapitalization Documents), by or on behalf of any Loan Party for use in connection with the transactions contemplated by this Agreement or the other Loan Documents (including, without limitation, any financial information furnished pursuant to Section 4.1), taken as a whole contained as of the date such statement, information, document or certificate was so furnished any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained herein or therein in light of the circumstances in which it was made not misleading. The projections and pro forma financial information contained in the materials referenced above are based upon good faith estimates and assumptions believed by management of the Borrower to be reasonable at the time made, it being recognized by the Lenders that such financial information as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein. There is no fact known to any Loan Party that could reasonably be expected to have a Material Adverse Effect that has not been expressly disclosed herein, in the other Loan Documents, or in such other documents, certificates and statements furnished to the Administrative Agent for the benefit of the Lenders (including, without limitation, the Recapitalization Documents) for use in connection with the transactions contemplated hereby and by the other Loan Documents.

          4.19 SECURITY DOCUMENTS. (a) The Borrower Stock Pledge Agreement is effective to create in favor of the Administrative Agent, for the benefit of the Lenders, a legal, valid and enforceable security interest in the Pledged Stock (as defined therein), and proceeds thereof and, when the stock certificates representing the Pledged Stock are delivered to the Administrative Agent, the Borrower Stock Pledge Agreement shall constitute a fully perfected first priority Lien on, and security interest in, all right, title and interest of the Borrower in such Pledged Stock and the proceeds thereof, in each case (except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally) prior and superior in right to any other Person.

          (b) The Security Agreement is effective to create in favor of the Administrative Agent, for the benefit of the Lenders, a legal, valid and enforceable security interest in the Collateral described therein and proceeds thereof; when financing statements in appropriate form are filed in the offices specified on Schedule 4.19(b), except as set forth in the Security Agreement, the Security Agreement constitutes a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in such Collateral and, to the extent provided therein, the proceeds thereof, in each case (except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally) prior and superior in right to any other Person, other than with respect to Liens expressly permitted by subsection 7.3.

          4.20 SOLVENCY. Each Loan Party is, and after giving effect to the incurrence or assumption of all Indebtedness and obligations being incurred or assumed in connection herewith and the Recapitalization will be and will continue to be, Solvent.

                          SECTION 5. CONDITIONS PRECEDENT


          5.1 CONDITIONS TO INITIAL EXTENSION OF CREDIT. The agreement of each Lender to make the initial extension of credit requested to be made by it is subject to the satisfaction, immediately prior to or concurrently with the making of such extension of credit on the Closing Date, of the following conditions precedent:

          (a) LOAN DOCUMENTS; GUARANTEES. The Administrative Agent shall have received (i) this Agreement, executed and delivered by a duly authorized officer of the Borrower, with a counterpart for each Lender, (ii) the Borrower Stock Pledge Agreement, executed and delivered by a duly authorized officer of the Borrower, with a conformed copy for each Lender,
     (iii) the Security Agreement, executed and delivered by a duly authorized officer of each of the parties thereto, with a conformed copy for each Lender, (iv) the Subsidiaries Guarantee, executed and delivered by a duly authorized officer of each of the parties thereto, with a conformed copy for each Lender, (v) the Depository Letters, each executed and delivered by duly authorized officers of the parties thereto with a counterpart or conformed copy for each Lender and (vi) the Collection Account Letters, executed and delivered by duly authorized officers of the parties thereto with a conformed copy for each Lender.

          (b) RELATED AGREEMENTS. The Administrative Agent shall have received, with a copy for each Lender, true and correct copies, certified as to authenticity by the Borrower, of the Recapitalization Documents and such other documents or instruments as may be reasonably requested by the Administrative Agent, including, without limitation, a copy of any debt instrument, security agreement or other material contract to which the Borrower or any of its Subsidiaries may be a party.

          (c) BORROWING CERTIFICATE. The Administrative Agent shall have received, with a counterpart for each Lender, a certificate of the Borrower, dated the Closing Date, substantially in the form of Exhibit G, with appropriate insertions and attachments, satisfactory in form and substance to the Administrative Agent, executed by a Responsible Officer.

          (d) CORPORATE PROCEEDINGS OF THE BORROWER. The Administrative Agent shall have received, with a counterpart for each Lender, a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the Board of Directors of the Borrower authorizing (i) the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party, (ii) the borrowings contemplated hereunder and (iii) the granting by it of the Liens created pursuant to the Borrower Security Documents, certified by the Secretary or an Assistant Secretary of the Borrower as of the Closing Date, which certificate shall be in form and substance satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

          (e) BORROWER INCUMBENCY CERTIFICATE. The Administrative Agent shall have received, with a counterpart for each Lender, a Certificate of the Borrower, dated the Closing Date, as to the incumbency and signature of the officers of the Borrower executing any Loan Document satisfactory in form and substance to the Administrative Agent, executed by the President or any Vice President and the Secretary or any Assistant Secretary of the Borrower.

          (f) CORPORATE PROCEEDINGS OF SUBSIDIARIES. The Administrative Agent shall have received, with a counterpart for each Lender, a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the Board of Directors of each Subsidiary of the Borrower which is a party to a Loan Document authorizing (i) the execution, delivery and performance of the Loan Documents to which it is a party and (ii) the granting by it of the Liens created pursuant to the Security Documents to which it is a party, certified by the Secretary or an Assistant Secretary of each such Subsidiary as of the Closing Date, which certificate shall be in form and substance satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

          (g) SUBSIDIARY INCUMBENCY CERTIFICATES. The Administrative Agent shall have received, with a counterpart for each Lender, a certificate of each Subsidiary of the Borrower which is a Loan Party, dated the Closing Date, as to the incumbency and signature of the officers of such Subsidiaries executing any Loan Document, satisfactory in form and substance to the Administrative Agent, executed by the President or any Vice President and the Secretary or any Assistant Secretary of each such Subsidiary.

          (h) CORPORATE DOCUMENTS. The Administrative Agent shall have received, with a counterpart for each Lender, true and complete copies of the certificate of incorporation and by-laws of each Loan Party, certified as of the Closing Date as complete and correct copies thereof by the Secretary or an Assistant Secretary of such Loan Party.

          (i) CONSENTS, LICENSES AND APPROVALS. The Administrative Agent shall have received, with a counterpart for each Lender, a certificate of a Responsible Officer of the Borrower (i) attaching copies of all consents, authorizations and filings referred to in subsection 4.4, and (ii) stating that such consents, licenses and filings are in full force and effect, and each such consent, authorization and filing shall be in form and substance satisfactory to the Administrative Agent.

          (j) FEES AND EXPENSES. The Lenders, the Administrative Agent and its Affiliates shall have received all fees required to be paid, and all expenses required to be paid for which invoices have been presented, on or before the Closing Date.

          (k) LEGAL OPINIONS. The Administrative Agent shall have received, with a counterpart for each Lender, the following executed legal opinions:

                    (1) the executed legal opinion of Paul, Weiss, Rifkind, Wharton & Garrison, special counsel to the Borrower and the other Loan Parties, substantially in the form of Exhibit J-1;

                     (2) the executed legal opinion of Sheppard, Mullin, Richter & Hampton, LLP, special counsel to the Administrative Agent and the Lenders in the State of California, substantially in the form of Exhibit J-2;

                     (3) the executed legal opinion of Stoel, Rives, Boley, Fraser & Wyse, special counsel to the Administrative Agent and the Lenders in the State of Oregon, substantially in the form of Exhibit J-3;

                     (4) the executed legal opinions of (i) Stikeman, Elliott; and (ii) Thompson Dorfman, Sweatman, counsel to the Administrative Agent and the Lenders in Canada, substantially in the form of Exhibit J-4.

     Each such legal opinion shall cover such other matters incident to the transactions contemplated by this Agreement as the Administrative Agent may reasonably require;

          (l) PLEDGED STOCK; STOCK POWERS. The Administrative Agent shall have received the certificates representing the shares pledged pursuant to the Borrower Stock Pledge Agreement, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the Borrower.

          (m) ACTIONS TO PERFECT LIENS. The Administrative Agent shall have received evidence in form and substance satisfactory to it that all filings, recordings, registrations and other actions, including, without limitation, the filing of duly executed financing statements on form UCC-3 and form UCC-1, or their foreign equivalents, necessary or, in the opinion of the Administrative Agent, desirable to perfect the Liens created by the Security Documents shall have been completed or will be completed immediately after the Closing Date.

          (n) RECAPITALIZATION; CAPITAL STRUCTURE. (i) The Borrower shall have issued at least $55,000,000 of its common stock and at least $25,000,000 of its Existing Subordinated Debt, in each case, pursuant to the terms of the Recapitalization Documents and of which at least $60,000,000, in aggregate, shall have been received by the Borrower in cash on the Closing Date, all on terms and conditions satisfactory in all material respects to the Administrative Agent and the Lenders, and (ii) the capital structure of each Loan Party after giving effect to the Recapitalization shall be reasonably satisfactory in all material respects to the Administrative Agent and the Lenders.

          (o) FINANCIAL STATEMENTS. The Lenders shall have received unaudited interim consolidated financial statements of the Borrower and its consolidated Subsidiaries for each fiscal month and quarterly period ended subsequent to the date of the latest financial statements previously delivered as to which such financial statements are available, in form and substance reasonably satisfactory to the Administrative Agent and the Lenders.

          (p) PRO FORMA FINANCIAL STATEMENTS. The Lenders shall have received a pro forma consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the date of the most recent consolidated balance sheet delivered pursuant to paragraph (o) above, adjusted to give effect to the consummation of the Recapitalization and the borrowings contemplated hereunder as if such transactions had occurred on such date, in form and substance reasonably satisfactory to the Administrative Agent and the Lenders.

          (q) LIEN SEARCHES. The Lenders shall have received the results of a recent lien search in each relevant jurisdiction with respect to the Borrower and its Subsidiaries, and such search shall reveal no Liens on any of the assets of the Borrower or its Subsidiaries except for Liens permitted by subsection 7.3 or Liens to be discharged on or prior to the Closing Date pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent.

          (r) TRANSACTION FEES. The fees and expenses to be incurred by the Borrower in connection with the Recapitalization and the financing thereof (other than the High Yield Notes contemplated thereby) shall not exceed $10,700,000 in the aggregate.

          (s) ENVIRONMENTAL REPORT. The Lenders shall have received written confirmation of the environmental report prepared by the Borrower and previously reported to the Administrative Agent with respect to the real property leased by the Borrower and its Subsidiaries.

          (t) EXISTING CREDIT AGREEMENT. The Administrative Agent shall have received evidence satisfactory to it that the Existing Credit Agreement shall have been terminated and all amounts owing thereunder shall have been paid in full.

          (u) BORROWING BASE. (i) The Lenders shall be satisfied as to form and substance with the calculation of the Borrowing Base and the forms of the Borrowing Base Certificate and Supplemental Reporting on or before the Closing Date and (ii) on the Closing Date and after giving effect to the extensions of credit hereunder on the Closing Date, the Borrowing Base shall exceed the Aggregate Covered Outstanding Revolving Extensions of Credit by at least $8,000,000.

          (v) INSURANCE. The Administrative Agent shall have received evidence in form and substance satisfactory to it that all of the requirements of subsection 6.5 and Section 4.2 of the Security Agreement shall have been satisfied.

          5.2 CONDITIONS TO EACH EXTENSION OF CREDIT. The agreement of each Lender to make any extension of credit requested to be made by it on any date (including, without limitation, its initial extension of credit) is subject to the satisfaction of the following conditions precedent:

          (a) REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties made by the Borrower in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date.

          (b) NO DEFAULT. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the extensions of credit requested to be made on such date.

          (c) ADDITIONAL MATTERS. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be reasonably satisfactory in form and substance to the Administrative Agent in all material respects, and the Administrative Agent shall have received such other documents and legal opinions in respect of any aspect or consequence of the transactions contemplated hereby or thereby as it shall reasonably request.

Each borrowing by and Letter of Credit issued on behalf of the Borrower hereunder shall constitute a representation and warranty by the Borrower as of the date thereof that the conditions contained in this subsection have been satisfied.

                       SECTION 6. AFFIRMATIVE COVENANTS

          The Borrower hereby agrees that, so long as the Commitments remain in effect or any amount is owing to any Lender or the Administrative Agent hereunder or under any other Loan Document, the Borrower shall and (except in the case of delivery of financial information, reports and notices) shall cause each of its Subsidiaries to:

          6.1  FINANCIAL STATEMENTS.  Furnish to each Lender:

          (a) as soon as available, but in any event within 90 days after the end of each fiscal year of the Borrower, a copy of the consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such year and the related consolidated statements of income and retained earnings and of cash flows for such year, in each case, using the last-in, first-out inventory valuation method, and setting forth in comparative form the figures for the previous year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by KPMG Peat Marwick LLP or other independent certified public accountants of nationally recognized standing; and

          (b) as soon as available, but in any event not later than 45 days after the end of each of the first three quarterly periods of each fiscal year of the Borrower, the unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and retained earnings and of cash flows of the Borrower and its consolidated Subsidiaries for such quarter and the portion of the fiscal year through the end of such quarter, in each case, using the first-in, first-out inventory valuation method, and setting forth in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments); and

          (c) as soon as available, but in any event not later than 30 days after the end of each month of each fiscal year of the Borrower, the unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such month and the related unaudited consolidated statements of income and retained earnings and of cash flows of the Borrower and its consolidated Subsidiaries for such month and the portion of the fiscal year through the end of such month, in each case, using the first-in, first-out inventory valuation method, and setting forth in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments);

all such financial statements shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein).

          6.2 CERTIFICATES; OTHER INFORMATION. Furnish to the Administrative Agent with copies for each Lender except as otherwise provided in clause (g) below:

          (a) concurrently with the delivery of the financial statements referred to in subsection 6.1(a), a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate;

          (b) subject to the proviso below, concurrently with the delivery of the financial statements referred to in subsections 6.1(a), (b) and (c), a certificate of a Responsible Officer (1) stating that, to the best of such Officer's knowledge, during such period (i) no Subsidiary has been formed or acquired (or, if any such Subsidiary has been formed or acquired, the Borrower has complied with the requirements of subsection 6.12 with respect thereto), (ii) neither the Borrower nor any of its Subsidiaries has changed its name, its principal place of business, its chief executive office or the location of any material item of tangible Collateral without complying with the requirements of this Agreement and the Security Documents with respect thereto and (iii) the Borrower has observed or performed in all material respects all of its covenants and other agreements, and satisfied every condition, contained in this Agreement and the other Loan Documents to be observed, performed or satisfied by it, and that such Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate; provided that with respect to the financial statements delivered pursuant to subsection 6.1(c), such certificate need only cover the items set forth in clause (i) above, and (2) in the case of the financial statements delivered pursuant to subsections 6.1(a) and (b) setting forth, in reasonable detail, a calculation of the financial covenants set forth in subsection 7.1 for the period corresponding to such financial statements; and, with respect to the annual financial statements required to be furnished pursuant to subsection 6.1(a), a reconciliation of such financial statements from the last-in first-out inventory valuation method to the first-in, first-out inventory valuation method in order to calculate the financial covenants set forth in subsection 7.1, all in substantially the form set forth on Exhibit H (THE "RESPONSIBLE OFFICER'S CERTIFICATE").

          (c) not later than 10 days prior to the end of each fiscal year of the Borrower, a copy of the projections by the Borrower of the operating budget and cash flow budget of the Borrower and its Subsidiaries for the succeeding fiscal year using the first-in, first-out inventory valuation method, such projections to be accompanied by a certificate of a Responsible Officer to the effect that such projections have been prepared on the basis of sound financial planning practice and that such Responsible Officer has no reason to believe they are incorrect or misleading in any material respect;

          (d) promptly upon receipt thereof, copies of all reports submitted to the Borrower or any of its Subsidiaries by KPMG Peat Marwick or any other independent accountants of the Borrower or any such Subsidiary in connection with each annual, interim or special audit of its financial statements made by such accountants (including, without limitation, any comment letter submitted by such accountants to management of the Borrower or any such Subsidiary in connection with their annual audit and any reports addressing internal accounting controls of the Borrower or such Subsidiary submitted by such accountants), and, promptly upon completion thereof, copies of any response report from the Borrower or such Subsidiary to such accountants;

          (e) within five days after the same are filed, copies of all financial statements and reports which the Borrower may make to, or file with, the Securities and Exchange Commission or any successor or analogous Governmental Authority, and at such time, if any, that the Borrower becomes subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, within five days after the same are sent, copies of all financial statements and reports which the Borrower sends to its stockholders;

          (f) promptly, but in no event later than 1:00 P.M., New York City time, on the third Business Day following the end of each calendar week, UNLESS such third Business Day falls in the last week of a calendar month, in which case, in no event later than 1:00 P.M., New York City time, on the third Business Day of the next calendar month, a Borrowing Base Certificate, certifying in reasonable detail the Borrowing Base as of the close of business on the last calendar day of the immediately preceding calendar week or calendar month, as the case may be, and in each case, a copy to the Administrative Agent of a Supplemental Reporting presenting the Borrower's computation thereof. Each Borrowing Base Certificate shall remain in effect from and including the date on which such Borrowing Base Certificate is delivered, to, but excluding, the date on which the next Borrowing Base Certificate is delivered; and

          (g) promptly, furnish to the Administrative Agent or any Lender such additional financial and other information with respect to the business or operations of the Borrower and its Subsidiaries as the Administrative Agent or such Lender may from time to time reasonably request.

           6.3 PAYMENT OF OBLIGATIONS. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Borrower or its Subsidiaries, as the case may be.

          6.4 CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE. Continue to engage in business of the same general type as now conducted by it or businesses reasonably related thereto; preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business except as otherwise permitted pursuant to subsection 7.5 and except to the extent that failure to comply with the foregoing would not, in the aggregate, be reasonably expected to have a Material Adverse Effect; comply with all Contractual Obligations and Requirements of Law except to the extent that failure to comply therewith could not, in the aggregate, be reasonably expected to have a Material Adverse Effect.

          6.5 MAINTENANCE OF PROPERTY; INSURANCE. Keep all tangible property useful and necessary in its business in good working order and condition; maintain with financially sound and reputable insurance companies insurance on all its tangible property in at least such amounts and against at least such risks (but including in any event public liability, product liability and business interruption) as are usually insured against in the same general area by companies engaged in the same or a similar business; and furnish to the Administrative Agent with copies for each Lender, upon written request, full information as to the insurance carried.

          6.6  INSPECTION OF PROPERTY; BOOKS AND RECORDS; DISCUSSIONS.
Keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and permit representatives of any Lender to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time during normal business hours and as often as may reasonably be desired and to discuss the business, operations, properties and financial and other condition of the Borrower and its Subsidiaries with officers and employees of the Borrower and its Subsidiaries and with its independent certified public accountants; provided that such inspection shall be conducted in a manner that does not unreasonably interfere with the business or operations of the Borrower or its Subsidiaries.

          6.7 SEMI-ANNUAL REVIEWS. At any time upon the request of the Administrative Agent, permit the Administrative Agent or professionals (including investment bankers, consultants, accountants, lawyers and appraisers) retained by the Administrative Agent to conduct evaluations and appraisals (at a reasonable time during normal business hours provided that the following is conducted in a manner that does not unreasonably interfere with the business or operations of the Borrower or its Subsidiaries) of (i) the Borrower's practices in the computation of the Borrowing Base, (ii) the assets included in the Borrowing Base, (iii) systems and procedures related to Borrowing Base items, (iv) other related procedures deemed necessary by the Administrative Agent, and pay the reasonable fees and expenses in connection therewith (including, without limitation, the reasonable fees and expenses associated with services performed by the Administrative Agent's Collateral Monitoring Department); provided, however, that such persons shall not be entitled to conduct such evaluations and appraisals of assets more frequently than twice per year unless (x) a Default or Event of Default has occurred and is continuing or (y) the Administrative Agent or the Majority Lenders determine that any material event or material change has occurred with respect to the Loan Parties, their inventory or receivables practices or the performance of the Collateral and that as a result of such event or change more frequent evaluations or appraisals are required to effectively monitor the Borrowing Base, in which case the Borrower will permit such Persons to conduct such evaluations and appraisals at such reasonable times during normal business hours and as often as may be reasonably requested; provided that such inspection shall be conducted in a manner that does not unreasonably interfere with the business or operations of the Borrower or its Subsidiaries.

          6.8 NOTICES. Promptly give notice to the Administrative Agent with copies for each Lender of (to the extent it has knowledge of same):

          (a)  the occurrence of any Default or Event of Default;

          (b) any (i) default or event of default under any Contractual Obligation of the Borrower or any of its Subsidiaries or (ii) litigation, investigation or proceeding which may exist at any time between the Borrower or any of its Subsidiaries and any Governmental Authority, which in either case, if not cured or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect;

          (c) any litigation or proceeding affecting the Borrower or any of its Subsidiaries in which the amount involved is $2,000,000 or more and not covered by insurance or with respect to which the Borrower or its Subsidiaries is not fully indemnified by a third party or in which injunctive or similar relief is sought;

          (d) the following events, as soon as possible and in any event within 30 days after the Borrower knows or has reason to know thereof: (i) the occurrence or expected occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the terminating, Reorganization or Insolvency of, any Plan; and

          (e) any development or event which has had or which the Borrower believes could reasonably be expected to have a Material Adverse Effect.

Each notice pursuant to this subsection shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Borrower proposes to take with respect thereto.

          6.9 ENVIRONMENTAL LAWS. (a) Comply with, and use diligent efforts to ensure compliance by all tenants and subtenants, if any, with, all applicable Environmental Laws and obtain and comply in all material respects with and maintain, and use diligent efforts to ensure that all tenants and subtenants obtain and comply in all material respects with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws, except, in either case to the extent that failure to do so could not be reasonably expected to have a Material Adverse Effect.

          (b) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws except to the extent that the same are being contested in good faith by appropriate proceedings and the pendency of such proceedings could not be reasonably expected to have a Material Adverse Effect.

          6.10 FURTHER ASSURANCES. Upon the request of the Administrative Agent, promptly perform or cause to be performed any and all acts and execute or cause to be executed any and all documents (including, without limitation, financing statements and continuation statements) for filing under the provisions of the Uniform Commercial Code or any other Requirement of Law which are necessary or advisable to maintain in favor of the Administrative Agent, for the benefit of the Lenders, Liens on the Collateral that are duly perfected in accordance with all applicable Requirements of Law.

          6.11 CASH MANAGEMENT SYSTEM. Maintain (i) the US Cash Collateral Account into which all proceeds of Collateral payable in the United States are deposited (including any amounts paid to the Borrower or any of its Subsidiaries and required pursuant to the Security Agreement, to be deposited by the Borrower and its Subsidiaries into the Collection Accounts or the Depository Accounts) with the Administrative Agent and (ii) the Canadian Cash Collateral Account and the Deposit Accounts into which all proceeds of Collateral payable in Canada are paid (including any amounts paid to the Borrower or any of its Subsidiaries and required pursuant to the Security Agreement to be deposited by the Borrower and its Subsidiaries into the Canadian Cash Collateral Account or the Deposit Accounts) with Bank of Montreal, or, in each case, one or more banks reasonably acceptable to the Administrative Agent that have acknowledged the assignment of such accounts to the Administrative Agent pursuant to the Depository Letters, the Collection Accounts Letters or the Deposit Account Letters and the Security Agreement, as the case may be, and maintain cash management systems reasonably acceptable to the Majority Lenders.

          At the beginning of each Business Day, transfer to the US Cash Collateral Account such amounts of Canadian dollars as shall be necessary to cause the aggregate amount of available funds on deposit in the Canadian Cash Collateral Account and the Deposit Accounts not to exceed $30,000,000 Canadian dollars.

          6.12 ADDITIONAL COLLATERAL. (a) With respect to any assets acquired after the Closing Date by the Borrower or any of its Subsidiaries that are intended to be subject to the Lien created by any of the Security Documents but which are not so subject (other than any assets described in paragraph (b) or (c) of this subsection and assets that, in the judgment of the Administrative Agent are immaterial or a Lien on which cannot be perfected by filing

UCC-1 financing statements or their foreign equivalents), promptly (and in any event within 30 days after the acquisition thereof): (i) execute and deliver to the Administrative Agent such amendments to the relevant Security Documents or such other documents as the Administrative Agent shall reasonably deem necessary or advisable to grant to the Administrative Agent, for the benefit of the Lenders, a Lien on such assets, (ii) take all actions necessary or advisable to cause such Lien to be duly perfected in accordance with all applicable Requirements of Law, including, without limitation, the filing of financing statements in such jurisdictions as may be reasonably requested by the Administrative Agent, and (iii) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described in clauses (i) and (ii) immediately preceding, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

          (b) With respect to any Person that, subsequent to the Closing Date, becomes an active Subsidiary, promptly upon the request of the Administrative
Agent: (i) execute and deliver to the Administrative Agent, for the benefit of the Lenders, a new pledge agreement or such amendments to the relevant Pledge Agreement as the Administrative Agent shall reasonably deem necessary or advisable to grant to the Administrative Agent, for the benefit of the Lenders, a Lien on the Capital Stock of such Subsidiary (unless such Subsidiary is a foreign Subsidiary in which case, 66% of the Capital Stock of such foreign subsidiary) which is owned by the Borrower or any of its Subsidiaries, (ii) deliver to the Administrative Agent the certificates representing such Capital Stock, together with undated stock powers executed and delivered in blank by a duly authorized officer of the Borrower or such Subsidiary, as the case may be,
(iii) cause such new Subsidiary (A) to become a party to the Subsidiary Guarantee and the Security Agreement, in each case pursuant to documentation which is in form and substance satisfactory to the Administrative Agent, and (B) to take all actions necessary or advisable to cause the Lien created by the Security Agreement to be duly perfected in accordance with all applicable Requirements of Law, including, without limitation, the filing of financing statements in such jurisdictions as may be reasonably requested by the Administrative Agent and (iv) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described in clauses (i), (ii) and (iii) immediately preceding, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

          6.13 TAX STAMP BONDING. Maintain surety bonds if and to the extent required by law (including, with respect to amounts) with respect to all tobacco tax stamps not paid for on a cash basis.

          6.14 COMPLIANCE WITH TERMS OF LEASEHOLDS. Make all payments and otherwise perform all material obligations in respect of all leases of real property to which the Borrower or any of its Subsidiaries is a party, keep such leases in full force and effect and not allow such leases to lapse or be terminated or any rights to renew such leases to be forfeited or cancelled if the failure to make such payments or perform such obligations, to keep such lease in full force and effect, or the lapse, termination or failure to renew would reasonably be likely to result in a Material Adverse Effect, notify the Administrative Agent of any default by any party of which the Borrower has actual knowledge with respect to such leases and cooperate with the Administrative Agent in all respects to cure any such default, and cause each of its Subsidiaries to do so.

                           SECTION 7. NEGATIVE COVENANTS


          The Borrower hereby agrees that, so long as the Commitments remain in effect or any amount is owing to any Lender or the Administrative Agent hereunder or under any other Loan Document, the Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:

          7.1  FINANCIAL CONDITION COVENANTS.

          (a) MAINTENANCE OF CURRENT RATIO. Permit the ratio of Consolidated Current Assets of the Borrower to Consolidated Current Liabilities of the Borrower at any time during any period set forth below to be less than the ratio set forth opposite such period below:

              PERIOD                            RATIO

          9/30/96 - 6/30/01                  1.40 to 1.00

          (b) MAINTENANCE OF NET WORTH. (i) Permit Consolidated Net Worth of the Borrower at any time during the period from August 7, 1996 to March 30, 1997 to be less than ($3,000,000) or, with respect to any time during the period from December 31, 1996 to March 30, 1997 to be less than ($5,000,000) if such lower Consolidated Net Worth amount is due solely to accounting adjustments and/or costs and expenses related to the Recapitalization or the issuance of the High Yield Notes and (ii) permit Consolidated Net Worth of the Borrower at any time during the period from March 31, 1997 to June 30, 2001 to be less than an amount equal to Consolidated Net Worth of the Borrower as at December 31, 1996 PLUS the aggregate of 50% of Consolidated Net Income of the Borrower, if positive, for each quarter during the period commencing on January 1, 1997 and ending at the close of the fiscal quarter then last ended.

          (c)  MAINTENANCE OF SENIOR DEBT LEVERAGE RATIO.  Permit the ratio of
     (i) Consolidated Senior Debt of the Borrower at the last day of any fiscal quarter ending during any "Test Period" set forth below to (ii) Consolidated EBITDA for the period of four consecutive fiscal quarters ending on such date to be greater than the amount set forth opposite such period below:

             TEST PERIOD                        RATIO

          9/30/96 - 9/30/97                  5.25 to 1.00
          12/31/97 - 9/30/98                 4.75 to 1.00
          12/31/98 - 9/30/99                 4.25 to 1.00
          12/31/99 - 9/30/00                 3.75 to 1.00
          12/31/00 - 6/30/01                 3.25 to 1.00

          ; provided, however, that from and after the date of the issuance by the Borrower of the High Yield Notes in an aggregate principal amount of at least $75 million, notwithstanding the ratios set forth above, the following ratios shall apply:

             TEST PERIOD                        RATIO

          9/30/96 - 9/30/97                  4.25 to 1.00
          12/31/97 - 9/30/98                 4.00 to 1.00
          12/31/98 - 6/30/01                 3.75 to 1.00

          For purposes of computing Consolidated Senior Debt of the Borrower, the amount of Revolving Credit Loans included therein as of the last day of a fiscal quarter shall be the average daily outstanding principal amount thereof for the period of two consecutive fiscal quarters ending on such date (or, if shorter, the period commencing on the Closing Date and ending on such date).


          (d) MAINTENANCE OF MINIMUM EBITDA. Permit Consolidated EBITDA of the Borrower for the four quarters ending at the last day of any period set forth below to be less than the amount set forth opposite such period below:

             Test Period                       Amount

          9/30/96 - 12/31/96                 $30,000,000
          3/31/97 - 6/30/97                  $31,000,000
          9/30/97 - 12/31/97                 $32,000,000
          3/31/98 - 6/30/98                  $33,500,000
          9/30/98 - 12/31/98                 $35,000,000
          3/31/99 - 6/30/99                  $36,500,000
          9/30/99 - 12/31/99                 $38,000,000
          3/31/00 - 6/30/00                  $40,000,000
          9/30/00 - 12/31/00                 $42,000,000
          3/31/01 - 6/30/01                  $43,500,000

           (e) Maintenance of Interest Coverage. Permit for any period of four consecutive fiscal quarters ending during any "Test Period" set forth below the ratio of (i) Consolidated EBITDA of the Borrower to (ii) Consolidated Cash Interest Expense of the Borrower for such period to be less than the ratio set forth opposite such period below after giving effect to the Interim Adjustments for the calculations occurring on September 30, 1996, December 31, 1996 and March 31, 1997:

             Test Period                         Ratio

          9/30/96 - 9/30/98                  2.00 to 1.00
          12/31/98 - 9/30/99                 2.25 to 1.00
          12/31/99 - 9/30/00                 2.50 to 1.00
          12/31/00 - 6/30/01                 3.00 to 1.00

          ; provided, however, that from and after the date of the issuance by the Borrower of the High Yield Notes in an aggregate principal amount of at least $75 million, notwithstanding the ratios set forth above, the following ratios shall apply:

             Test Period                        Ratio

          9/30/96 - 9/30/98                  1.65 to 1.00
          12/31/98 - 9/30/99                 1.75 to 1.00
          12/31/99 - 9/30/00                 2.00 to 1.00
          12/31/00 - 6/30/01                 2.25 to 1.00

          7.2 LIMITATION ON INDEBTEDNESS. Create, incur, assume or suffer to exist any Indebtedness, except:

          (a)  Indebtedness of the Borrower under this Agreement;

          (b) Indebtedness of the Borrower to any Subsidiary and of any Subsidiary to the Borrower or any other Subsidiary;

          (c)  Existing Subordinated Debt;

          (d) Indebtedness of the Borrower and any of its Subsidiaries incurred to finance the acquisition of fixed or capital assets (whether pursuant to a loan, a Financing Lease or otherwise) in an aggregate principal amount not exceeding as to the Borrower and its Subsidiaries $5 million at any time outstanding;

          (e)  Indebtedness outstanding on the date hereof and listed on
     Schedule 7.2 and any refinancings, refundings, renewals or extensions thereof; provided that the aggregate principal amount set forth on Schedule
     7.2 does not increase in connection with any such refinancing, refunding, renewal or extension;

          (f) Indebtedness in respect of Hedge Agreements designed to hedge against fluctuations in interest rates or foreign exchange rates incurred in the ordinary course of business and consistent with prudent business practice in an aggregate notional amount not to exceed $75,000,000, in the case of the interest rate Hedge Agreements, and $30,000,000, in the case of foreign exchange rate Hedge Agreements, at any time outstanding;

          (g) additional Indebtedness of the Borrower and its Subsidiaries (not otherwise described in this Section 7.2) not exceeding $3 million in aggregate principal amount at any one time outstanding;

          (h) Indebtedness constituting Subordinated Debt in an aggregate principal amount not to exceed $100 million (the "High Yield Notes") provided that the proceeds (or part thereof) of any such Indebtedness are used to repay the Term Loans in accordance with subsection 2.9;

          (i) Subordinated Debt of the Borrower (other than the Existing Shareholders Debt and the High Yield Notes) in an aggregate principal amount not to exceed $2,000,000 at any one time outstanding;

          (j) Indebtedness in respect of the conditional sale of coffee machines and similar fast food equipment where the Borrower or its Subsidiaries guarantee the purchase price of such equipment in the event the purchaser of such equipment does not purchase such equipment through coffee and food purchases;

          (k) Indebtedness in respect of state cigarette stamp tax and other bonds incurred in the ordinary course of business on a basis consistent with past practice;

          (l) Indebtedness in respect of letters of credit which are denominated in Canadian dollars and issued for the account of the Borrower, in an aggregate face amount not to exceed $5 million Canadian dollars; provided, that any such letter of credit is supported by a Letter of Credit;

          (m) Indebtedness of the type described in clause (f) of the definition of "Indebtedness" which is secured by Liens permitted under subsection 7.3; and

          (n) Indebtedness assumed in connection with Permitted Acquisitions, provided that such Indebtedness was not incurred in anticipation of the Permitted Acquisition and, in any case, not to exceed $500,000 in the aggregate.

          7.3 LIMITATION ON LIENS. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except for:

          (a) Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings, PROVIDED that adequate reserves with respect thereto are maintained on the books of the Borrower or its Subsidiaries, as the case may be, in conformity with GAAP;

          (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's, landlord's or other like Liens arising in the ordinary course of business for amounts which are not overdue for a period of more than 60 days or which are being contested in good faith by appropriate proceedings;

          (c) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation;

          (d) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

          (e) easements, rights-of-way, restrictions, restrictive covenants, encroachments and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the Borrower or such Subsidiary;

          (f) Liens in existence on the date hereof listed on Schedule 7.3, securing Indebtedness permitted by subsection 7.2(e) and new Liens created after the Closing Date in connection with refinancings, refundings, renewals, and extensions described in subsection 7.2(e), PROVIDED that no such Lien is spread to cover any additional property after the Closing Date and that the principal amount of Indebtedness secured thereby is not increased;

          (g) Liens securing Indebtedness of the Borrower and its Subsidiaries permitted by subsection 7.2(d) incurred to finance the acquisition of fixed or capital assets, PROVIDED that (i) such Liens shall be created substantially simultaneously with the acquisition of such fixed or capital assets, (ii) such Liens do not at any time encumber any property other than the property financed by such Indebtedness, (iii) the principal amount of Indebtedness secured thereby is not increased and (iv) the principal amount of Indebtedness secured by any such Lien shall at no time exceed the original purchase price of such property at the time it was acquired;

          (h)  Liens created pursuant to the Security Documents;

          (i) Liens arising under licensing agreements entered into by the Borrower or any Subsidiaries in the ordinary course of business for the use of Intellectual Property or other intangible assets of the Borrower or any Subsidiary, and any consents to use, and other similar agreements concerning Intellectual Property or other intangible assets or judgments adjudicating rights in any intangible rights in Intellectual Property or other intangible assets; and

          (j) Liens securing Indebtedness of the Borrower and its Subsidiaries permitted by subsection 7.2(b).

          7.4 Limitation on Guarantee Obligations. Create, incur, assume or suffer to exist any Guarantee Obligation except:

          (a) Guarantee Obligations in existence on the date hereof and listed on Schedule 7.4 and refinancings, renewals or extensions thereof, provided that the aggregate principal amount set forth on Schedule 7.4 does not increase in connection with any such refinancing, renewal or extension;

          (b) guarantees made in the ordinary course of its business by the Borrower of obligations of any Subsidiary of Indebtedness permitted by subsections 7.2(d), (e) and (f) or any leases for real property by any Subsidiary; and

          (c)  the Subsidiaries Guarantee.

          7.5 LIMITATION ON FUNDAMENTAL CHANGES. Enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets, or make any material change in its present method of conducting business, except:

          (a) any Subsidiary of the Borrower may be merged or consolidated with or into, or be liquidated, wound up or dissolved into, the Borrower (PROVIDED that the Borrower shall be the continuing or surviving corporation) or with or into any one or more wholly owned Subsidiaries of the Borrower (PROVIDED that the wholly owned Subsidiary or Subsidiaries shall be the continuing or surviving corporation);

          (b) subject to subsections 7.10(c) and (d), the Borrower or any Subsidiary may be merged or consolidated with any other Person organized under a jurisdiction of the United States with assets held primarily in the United States; PROVIDED, that the Borrower or such Subsidiary shall be the continuing or surviving corporation; the Administrative Agent is provided with written notice, and after giving effect thereto no Default or Event of Default would exist or reasonably be expected to be caused thereby; and

          (c) any wholly owned Subsidiary may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Borrower or any other wholly owned Subsidiary of the Borrower.

          7.6 LIMITATION ON SALE OF ASSETS. Convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets (including, without limitation, receivables and leasehold interests), whether now owned or hereafter acquired, or, in the case of any Subsidiary, issue or sell any shares of such Subsidiary's Capital Stock to any Person other than the Borrower or any wholly owned Subsidiary, except:

          (a) the sale or other disposition of obsolete or worn out property in the ordinary course of business;

          (b) the sale or other disposition of any property in the ordinary course of business, provided that (other than inventory) the aggregate book value of all assets so sold or disposed of in any period of twelve consecutive months shall not exceed $500,000;

          (c)  the sale of inventory in the ordinary course of business;

          (d) the sale or discount without recourse of accounts receivable arising in the ordinary course of business in connection with the compromise or collection thereof; and

          (e) the sale, abandonment or other disposition in the ordinary course of business of Intellectual Property that is no longer necessary for the conduct of the business of the Borrower or any Subsidiary; and

          (f)  as permitted by subsection 7.5.

          7.7 LIMITATION ON SPECULATIVE TRANSACTIONS. Engage, or permit any of its Subsidiaries to engage, in any transaction involving commodity options or futures contracts or any similar speculative transactions (including, without limitation, take-or-pay contracts) except for Hedge Agreements permitted under subsection 7.2(f).

          7.8 LIMITATION ON DIVIDENDS. Declare or pay any dividend (other than dividends payable solely in common stock of the Borrower) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of Capital Stock of the Borrower or any warrants or options to purchase any such Stock, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Borrower or any Subsidiary (such declarations, payments, setting apart, purchases, redemptions, defeasances, retirements, acquisitions and distributions being herein called "RESTRICTED PAYMENTS"), except that if no Default or Event of Default exists or would reasonably be expected to be caused thereby, the Borrower may repurchase shares of its common stock from its employees and former employees so long as the aggregate amount of all such repurchases since the date of this Agreement does not exceed $1 million.

          7.9 LIMITATION ON CAPITAL EXPENDITURES. Make or commit to make (by way of the acquisition of securities of a Person or otherwise) any expenditure in respect of the purchase or other acquisition of fixed or capital assets except for expenditures in the ordinary course of business not exceeding, in the aggregate for the Borrower and its Subsidiaries, $8,500,000, for each fiscal year, PROVIDED, that up to $1,500,000 of any such amount if not so expended in the fiscal year for which it is permitted above, may be carried over for expenditure in the next following fiscal year.

          7.10 LIMITATION ON INVESTMENTS, Loans and Advances. Make any advance, loan, extension of credit or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of or any assets constituting a business unit of, or make any other investment in, any Person, except :

          (a)  extensions of trade credit in the ordinary course of business;

          (b)  investments in US Cash Equivalents and Canadian Cash Equivalents;

          (c) investments constituting Permitted Acquisitions; provided, that at the date of signing of definitive documentation with respect to such proposed Permitted Acquisition, (i) the Term Loans shall have been repaid in full, (ii) the Uncovered L/C Amount shall have been permanently reduced to zero, (iii) the Overadvance Limit shall have been permanently reduced to zero and (iv) the lesser of (1) the available Borrowing Base and (2) the Available Revolving Credit Commitments shall be at least $15,000,000 determined on the basis of the average amount of the Borrowing Base and the Aggregate Outstanding Revolving Extensions of Credit, respectively, during the calendar month preceding the date such definitive documentation is signed;

          (d) investments constituting Permitted Acquisitions in an aggregate amount not to exceed $25,000,000; provided, that at the date of signing of

                                      65
     definitive documentation with respect to such proposed Permitted Acquisition, (i) the Term Loans shall have been repaid in full, (ii) the Overadvance Limit shall have been permanently reduced to zero and (iii) the lesser of (1) the available Borrowing Base and (2) the Available Revolving Credit Commitments shall be at least $15,000,000 determined on the basis of the average amount of the Borrowing Base and the Aggregate Outstanding Revolving Extensions of Credit, respectively, during the calendar month preceding the date such definitive documentation is signed;

          (e) loans and advances to employees of the Borrower or its Subsidiaries for travel, entertainment and relocation expenses in the ordinary course of business in an aggregate amount for the Borrower and its Subsidiaries not to exceed $500,000 at any one time outstanding;

          (f) investments by the Borrower and its Subsidiaries in securities and notes to the extent received in settlement of delinquent obligations of any supplier or customer that is in bankruptcy or reorganization proceedings or received in settlement of accounts receivables that are more than 60 days past due;

          (g) the acquisition by the Borrower described in a letter dated August 1, 1996, from Robert Allen to Richard Thayer, and previously distributed to the Lenders; provided that the aggregate purchase price of such acquisition does not exceed $2 million;

          (h) investments by the Borrower in its Subsidiaries and investments by such Subsidiaries in the Borrower and in other Subsidiaries; and

          (i) subject to the limitations set forth in subsection 7.2(f), investments constituting Hedge Agreements.

          7.11 LIMITATION ON OPTIONAL PAYMENTS AND MODIFICATIONS OF DEBT INSTRUMENTS. (a) Make any optional payment or prepayment on or redemption or purchase of any Indebtedness (other than (1) the Loans and (2) a refinancing of Indebtedness permitted by subsection 7.2(e)), or (b) amend, modify or change, or consent or agree to any amendment, modification or change to any of the terms of any such Indebtedness (other than any such amendment, modification or change which would extend the maturity or reduce the amount of any payment of principal thereof or which would reduce the rate or extend the date for payment of interest thereon); provided that the proceeds of the High Yield Notes in excess of the amount required to prepay the Term Loans in accordance with subsection 2.9(a) may be used to redeem the Existing Subordinated Debt.

          7.12 LIMITATION ON TRANSACTIONS WITH AFFILIATES. Enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate unless such transaction is (a) otherwise not prohibited under this Agreement, and
(b) upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary, as the case may be, than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate.

          7.13 LIMITATION ON SALES AND LEASEBACKS. Enter into any arrangement with any Person providing for the leasing by the Borrower or any Subsidiary of real or personal property which has been or is to be sold or transferred by the Borrower or such Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Borrower or such Subsidiary.

          7.14 LIMITATION ON CHANGES IN FISCAL YEAR. Permit the fiscal year of the Borrower to end on a day other than December 31.

          7.15 LIMITATION ON NEGATIVE PLEDGE CLAUSES. Enter into with any Person any agreement, other than (a) this Agreement, (b) any Indebtedness permitted by subsection 7.2(d) (in which case, any prohibition or limitation shall only be effective against the assets financed thereby), and (c) any refinancing, refunding, renewal or extension permitted by subsection 7.2(e) (in which case any prohibition or limitation shall not be more restrictive than the prohibition or limitation contained in the Indebtedness that was so refinanced, refunded, renewed or extended), which prohibits or limits the ability of the Borrower or any of its Subsidiaries to create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired.

          7.16 LIMITATION ON LINES OF BUSINESS. Enter into any business, either directly or through any Subsidiary, except for those businesses in which the Borrower and its Subsidiaries are engaged on the date of this Agreement or businesses reasonably related thereto.


                       SECTION 8.  EVENTS OF DEFAULT

          If any of the following events shall occur and be continuing:

          (a) The Borrower shall fail to pay any principal of any Loan or any Reimbursement Obligation when due in accordance with the terms thereof or hereof; or the Borrower shall fail to pay any interest on any Loan, or any other amount payable hereunder, within five days after any such interest or other amount becomes due in accordance with the terms thereof or hereof; or

          (b) Any representation or warranty made or deemed made by the Borrower herein or in any other Loan Document or which is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement or any such other Loan Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

          (c) The Borrower or any other Loan Party shall default in the observance or performance of any agreement contained in subsections 6.4, 6.8, 6.11 (other than as a result of wire transfer difficulties or system malfunctions beyond the control of any Loan Party), and 6.12, Section 7,
     Section 5 of the Borrower Stock Pledge Agreement or Section 4 of the Security Agreement; or

          (d) The Borrower or any other Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs
     (a) through (c) of this Section), and such default shall continue unremedied for a period of 30 days; or

          (e) The Borrower or any of its Subsidiaries shall (i) default in any payment of principal of or interest of any Indebtedness (other than the Loans) or in the payment of any Guarantee Obligation, in each case, that is outstanding in a principal amount of at least $1 million either individually or in the aggregate, beyond the period of grace (not to exceed 30 days), if any, provided in the instrument or agreement under which such Indebtedness or Guarantee Obligation was created; or (ii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or Guarantee Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Guarantee Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or such Guarantee Obligation to become payable; or

          (f) (i) The Borrower or any of its Subsidiaries shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Borrower or any of its Subsidiaries shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Borrower or any of its Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against the Borrower or any of its Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) the Borrower or any of its Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i),
     (ii), or (iii) above; or (v) the Borrower or any of its Subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

          (g) (i) Any Person shall engage in any non-exempt "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Borrower or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Majority Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) the Borrower or any Commonly Controlled Entity shall, or in the reasonable opinion of the Majority Lenders is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions in clauses (i) through (vi), if any, could reasonably be expected to have a Material Adverse Effect and is reasonably expected to result in liability exceeding $1 million; or

          (h) One or more judgments or decrees shall be entered against the Borrower or any of its Subsidiaries involving in the aggregate a liability (not paid or fully covered by insurance) of $1,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof or, in the event of such a stay, such judgment shall not be discharged within 60 days after such stay expires; or

          (i) (i) Any of the Security Documents shall cease, for any reason, to be in full force and effect, or the Borrower or any other Loan Party which is a party to any of the Security Documents shall so assert or (ii) the Lien created by any of the Security Documents shall cease to be enforceable and of the same effect and priority purported to be created thereby; or

          (j) The Subsidiaries Guarantee shall cease, for any reason, to be in full force and effect or any Guarantor shall so assert; or

          (k) (i) Jupiter Partners, LP ("Jupiter") shall at any time for any reason cease to control, directly or indirectly, at least the Control Percentage of the voting rights of the Borrower having ordinary voting power in the election of directors of the Borrower or (ii), any other Person or "group" (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended) (other than Jupiter and its Affiliates) shall have acquired control of 35% or more of the voting rights of the Borrower having ordinary voting power in the election of directors of the Borrower unless the acquisition by any such Person or "group" shall have been recommended by the board of directors of the Borrower;

then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) of this Section with respect to the Borrower, automatically the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement (including, without limitation, all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of

Credit shall have presented the documents required thereunder) shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Majority Lenders, the Administrative Agent may, or upon the request of the Majority Lenders, the Administrative Agent shall, by notice to the Borrower declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate; and (ii) with the consent of the Majority Lenders, the Administrative Agent may, or upon the request of the Majority Lenders, the Administrative Agent shall, by notice to the Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement to be due and payable forthwith, whereupon the same shall immediately become due and payable.

          With respect to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to the preceding paragraph, the Borrower shall at such time deposit in a cash collateral account opened by the Administrative Agent an amount equal to the aggregate then undrawn and unexpired amount of such Letters of Credit. The Borrower hereby grants to the Administrative Agent, for the benefit of the Issuing Bank and the L/C Participants, a security interest in such cash collateral to secure all obligations of the Borrower under this Agreement and the other Loan Documents. Amounts held in such cash collateral account shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay other obligations of the Borrower hereunder and under the Notes. After all such Letters of Credit shall have expired or been fully drawn upon, all Reimbursement Obligations shall have been satisfied and all other obligations of the Borrower hereunder and under the Notes shall have been paid in full, the Administrative Agent shall return the balance, if any, in such cash collateral account to the Borrower and shall execute documents to terminate its security interest in such cash collateral. The Borrower shall execute and deliver to the Administrative Agent, for the account of the Issuing Bank and the L/C Participants, such further documents and instruments as the Administrative Agent may request to evidence the creation and perfection of the security interest in such cash collateral account.

          Except as expressly provided above in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived.


                    SECTION 9.  THE ADMINISTRATIVE AGENT

          9.1 APPOINTMENT. Each Lender hereby irrevocably designates and appoints the Administrative Agent as the agent of such Lender under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes the Administrative Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and

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                                      70

no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent.

          9.2 DELEGATION OF DUTIES. The Administrative Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any administrative agents or attorneys in-fact selected by it with reasonable care.

          9.3 EXCULPATORY PROVISIONS. Neither the Administrative Agent nor any of its officers, directors, employees, administrative agents, attorneys-in-fact or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except for its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of the Borrower to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Borrower.

          9.4 RELIANCE BY ADMINISTRATIVE AGENT. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Majority Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Majority Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.

          9.5 NOTICE OF DEFAULT. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received notice from a Lender or

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                                      71

the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Majority Lenders; PROVIDED that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

          9.6 NON-RELIANCE ON ADMINISTRATIVE AGENT AND OTHER LENDERS. Each Lender expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, administrative agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of the Borrower, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Borrower which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

          9.7 INDEMNIFICATION. The Lenders agree to indemnify the Administrative Agent in its capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Voting Percentages in effect on the date on which indemnification is sought, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Loans) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of, the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; PROVIDED that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the

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                                      72

Administrative Agent's gross negligence or willful misconduct. The agreements in this subsection shall survive the payment of the Loans and all other amounts payable hereunder.

          9.8 ADMINISTRATIVE AGENT IN ITS INDIVIDUAL CAPACITY. The Administrative Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower as though the Administrative Agent were not the Administrative Agent hereunder and under the other Loan Documents. With respect to the Loans made by it and with respect to any Letter of Credit issued or participated in by it, the Administrative Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not the Administrative Agent, and the terms "Lender" and "Lenders" shall include the Administrative Agent in its individual capacity.

          9.9 SUCCESSOR ADMINISTRATIVE AGENT. The Administrative Agent may resign as Administrative Agent upon 10 days' notice to the Lenders. If the Administrative Agent shall resign as Administrative Agent under this Agreement and the other Loan Documents, then the Majority Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent (provided that it shall have been approved by the Borrower), shall succeed to the rights, powers and duties of the Administrative Agent hereunder. Effective upon such appointment and approval, the term "Administrative Agent" shall mean such successor agent, and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Loans. After any retiring Administrative Agent's resignation as Administrative Agent, the provisions of this Section 8 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement and the other Loan Documents.

                          SECTION 10.  MISCELLANEOUS

          10.1 AMENDMENTS AND WAIVERS. Neither this Agreement nor any other Loan Document, nor any terms hereof or thereof may be amended, supplemented, waived or modified except in accordance with the provisions of this subsection. The Majority Lenders may, or, with the written consent of the Majority Lenders, the Administrative Agent may, from time to time, (a) enter into with the Borrower written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Lenders or of the Borrower hereunder or thereunder or (b) waive, on such terms and conditions as the Majority Lenders or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; PROVIDED, HOWEVER, that no such waiver and no such amendment, supplement or modification shall (i) reduce the amount or extend the scheduled date of maturity of any Loan or of any installment thereof, or reduce the stated rate of any interest or fee payable hereunder or extend the scheduled date of any payment thereof or increase the amount or extend the expiration date of any Lender's Commitment, in each case without the consent of each Lender affected thereby, or (ii) amend, modify or waive any provision of this subsection or subsection 2.16, or reduce the percentage specified in the definition of

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                                      73

Majority Lenders, or consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement and the other Loan Documents or, subject to the proviso below, release the Subsidiaries Guarantee or all or any substantial part of the Collateral, in each case without the written consent of all the Lenders; provided, that with respect to a release of the Subsidiaries Guarantee or all or any substantial part of the Collateral relating solely to the obligations of the Borrower or any of its Subsidiaries in connection with a Hedge Agreement entered into with any Lender, the written consent of the Lender affected thereby, or (iii) increase any of the percentages specified in the Borrowing Base, or increase the Overadvance Limit, or increase the Uncovered L/C Amount, in each case, without the written consent of all the Lenders, or (iv) amend, modify or waive any provision of Section 9 without the written consent of the then Administrative Agent. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Borrower, the Lenders, the Administrative Agent and all future holders of the Loans. In the case of any waiver, the Borrower, the Lenders and the Administrative Agent shall be restored to their former positions and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

          10.2 NOTICES. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by facsimile transmission) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made (a) in the case of delivery by hand, when delivered, (b) in the case of delivery by mail, three days after being deposited in the mails, postage prepaid, or (c) in the case of delivery by facsimile transmission, when sent and receipt has been confirmed, addressed as follows in the case of the Borrower, the Administrative Agent and the Issuing Banks, and as set forth on its signature page hereto in the case of the other parties hereto, or to such other address as may be hereafter notified by the respective parties hereto:

     The Borrower:           Core-Mark International, Inc.
                             395 Oyster Point Boulevard, Suite 415
                             South San Francisco, CA 94080
                             Attention: Leo F. Korman
                             Fax: 415-952-4284

    The Administrative
     Agent:                  The Chase Manhattan Bank
                             1 Chase Manhattan Plaza, 4th Floor
                             New York, New York 10081
                             Attention: Mary Cameron
                             Fax: 212-552-4266
    with a copy to:          Chase Agent Bank Services
                             140 East 45th Street, 29th Floor
                             New York, New York  10017
                             Attention: Janet Belden
                             Fax: 212-622-0002

    The Issuing Bank:        Chase Manhattan Bank Delaware
                             1201 Market Street
                             Wilmington, Delaware 19801
                             Attention: Michael Handago
                             Fax: 302-428-3390


PROVIDED that any notice, request or demand to or upon the Administrative Agent or the Lenders pursuant to subsection 2.2, 2.4, 2.6, 2.8, 2.10 or 2.15 shall not be effective until received.

          10.3 NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

          10.4 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made hereunder, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans hereunder.

          10.5 PAYMENT OF EXPENSES AND TAXES. The Borrower agrees (a) to pay or reimburse the Administrative Agent and its Affiliates for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, execution, delivery and administration of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby including, without limitation, the fees specified in subsection 6.7 and monthly collateral monitoring fees, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent, (b) to pay or reimburse the Administrative Agent and the Lenders for all their out-of-pocket costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any such other documents, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent and the Lenders, (c) to pay, indemnify, and hold the Administrative Agent and its Affiliates and the Lenders (and their respective officers, directors, employees, advisors and agents) harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other like taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the

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                                      75

transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents, and (d) to pay, indemnify, and hold the Administrative Agent and its Affiliates and the Lenders (and their respective officers, directors, employees, advisors and agents) harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement or the other Loan Documents or of the financing contemplated thereby or the use or the proposed use of the proceeds thereof (other than matters the subject matter of which is covered by clauses (a), (b) or (c) above), including, without limitation, any of the foregoing relating to the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of the Borrower, any of its Subsidiaries or any of the Properties (all the foregoing in this clause (d), collectively, the "indemnified liabilities"), PROVIDED that the Borrower shall have no obligation hereunder to the Administrative Agent or any Lender with respect to indemnified liabilities arising from the gross negligence or willful misconduct of the Administrative Agent or any such Lender or arising from events or actions occurring after any Lender has taken possession of the property at issue by foreclosure or otherwise. The agreements in this subsection shall survive repayment of the Loans and all other amounts payable hereunder.

          10.6 SUCCESSORS AND ASSIGNS; PARTICIPATIONS AND ASSIGNMENTS. (a) This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Administrative Agent and their respective successors and permitted assigns. The Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender.

          (b) Any Lender may, in the ordinary course of its commercial banking business and in accordance with applicable law, at any time sell to one or more banks or other entities ("PARTICIPANTS") participating interests in any Loan owing to such Lender, any Commitment of such Lender or any other interest of such Lender hereunder and under the other Loan Documents, provided that each such sale shall be of Loans and Commitments in an aggregate amount of at least $5,000,000 and provided further, that no Lender may so sell its Commitments so that less than $5,000,000 of such Commitments are held by such Lender without participating interests therein, unless such Lender so sells 100% of its Commitments, in each case, unless otherwise agreed by the Borrower and the Administrative Agent. In the event of any such sale by a Lender of a participating interest to a Participant, such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Loan for all purposes under this Agreement and the other Loan Documents, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents. No Lender shall be entitled to create in favor of any Participant, in the participation agreement pursuant to which such Participant's participating interest shall be created or otherwise, any right to vote on, consent to or approve any matter relating to this Agreement or any other Loan Document except for those specified in clauses (i) and (ii) of the proviso to subsection 10.1. The Borrower agrees that if amounts outstanding under this Agreement are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall, to the maximum extent permitted by applicable law, be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement, PROVIDED that, in purchasing such participating interest, such Participant shall be deemed to have agreed to share with the Lenders the proceeds thereof as provided in subsection 10.7(a) as fully as if it were a Lender hereunder. The Borrower also agrees that each Participant shall be entitled to the benefits of subsections 2.18,
2.19 and 2.20 (Requirements of Law, Taxes and Indemnity) with respect to its participation in the Commitments and the Loans outstanding from time to time as if it was a Lender; PROVIDED that, in the case of subsection 2.19 (Taxes), such Participant shall have complied with the requirements of said subsection and PROVIDED, FURTHER, that no Participant shall be entitled to receive any greater amount pursuant to any such subsection than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred.

          (c) Any Lender may, in the ordinary course of its commercial banking business and in accordance with applicable law, at any time and from time to time assign to any Lender or any Affiliate thereof or, with the consent of the Borrower, the Administrative Agent and the Issuing Bank (which in each case shall not be unreasonably withheld), to an additional bank or financial institution (an "ASSIGNEE") all or any part of its rights and obligations under this Agreement and the other Loan Documents pursuant to an Assignment and Acceptance, substantially in the form of Exhibit K, executed by such Assignee, such assigning Lender (and, in the case of an Assignee that is not then a Lender or an affiliate thereof, by the Borrower, the Administrative Agent and the Issuing Bank) and delivered to the Administrative Agent for its acceptance and recording in the Register, PROVIDED that, each such sale be of Loans and Commitments of an aggregate amount of at least $5,000,000 and provided further, that no Lender party to this Agreement on the date hereof may so sell any of its initial Commitments hereunder such that such Lender holds directly less than $5,000,000 of such Commitments unless such Lender so sells 100% of its Commitments. Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Assignment and Acceptance,
(x) the Assignee thereunder shall be a party hereto and, to the extent PROVIDED in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with a Commitment as set forth therein PROVIDED that, no Assignee shall be entitled to receive any greater amount pursuant to subsection 2.19 than the assignor Lender would have been entitled to receive in respect of the amount assigned by such assignor Lender to such Assignee had no such assignment occurred, and (y) the assigning Lender thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such assigning Lender shall cease to be a party hereto). Notwithstanding any provision of this paragraph (c) and paragraph (e) of this subsection, the consent of the Borrower shall not be required, and, unless requested by the Assignee and/or the assigning Lender, new Notes shall not be required to be executed and delivered by the Borrower, for any assignment which occurs at any time when any of the events described in Section 8(f) shall have occurred and be continuing.

          (d) The Administrative Agent, on behalf of the Borrower, shall maintain at the address of the Administrative Agent referred to in subsection
10.2 a copy of each Assignment and Acceptance delivered to it and a register (the "REGISTER") for the recordation of the names and addresses of the Lenders and the Commitments of, and principal amounts of the Loans owing to, each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Lenders may (and, in the case of any Loan or other obligation hereunder not evidenced by a Note, shall) treat each Person whose name is recorded in the Register as the owner of a Loan or other obligation hereunder as the owner thereof for all purposes of this Agreement and the other Loan Documents, notwithstanding any notice to the contrary. Any assignment of any Loan or other obligation hereunder not evidenced by a Note shall be effective only upon appropriate entries with respect thereto being made in the Register. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

          (e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an Assignee (and, in the case of an Assignee that is not then a Lender or an affiliate thereof, by the Borrower and the Administrative Agent) together with payment to the Administrative Agent of a registration and processing fee of $3,500, the Administrative Agent shall (i) promptly accept such Assignment and Acceptance and (ii) on the effective date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to the Lenders and the Borrower.


          (f) Subject to subsection 10.16, the Borrower authorizes each Lender to disclose to any Participant or Assignee (each, a "TRANSFEREE") and any prospective Transferee any and all financial information in such Lender's possession concerning the Borrower and its Affiliates which has been delivered to such Lender by or on behalf of the Borrower pursuant to this Agreement or which has been delivered to such Lender by or on behalf of the Borrower in connection with such Lender's credit evaluation of the Borrower and its Affiliates prior to becoming a party to this Agreement.

          (g) For avoidance of doubt, the parties to this Agreement acknowledge that the provisions of this subsection concerning assignments of Loans and Notes relate only to absolute assignments and that such provisions do not prohibit assignments creating security interests, including, without limitation, any pledge or assignment by a Lender of any Loan or Note to any Federal Reserve Bank in accordance with applicable law.

          10.7 ADJUSTMENTS; SET-OFF. (a) If any Lender (a "BENEFITTED LENDER") shall at any time receive any payment of all or part of its Loans or the Reimbursement Obligations owing to it, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 8(f), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Loans or the Reimbursements Obligations owing to it, or interest thereon, such benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loans, or the Reimbursement Obligations owing to it, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; PROVIDED, HOWEVER, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

          (b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, upon any amount becoming due and payable by the Borrower hereunder (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of the Borrower. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such set-off and application made by such Lender, PROVIDED that the failure to give such notice shall not affect the validity of such set-off and application.

          10.8 COUNTERPARTS. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

          10.9 SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          10.10 INTEGRATION. This Agreement and the other Loan Documents represent the agreement of the Borrower, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

          10.11 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          10.12 SUBMISSION TO JURISDICTION; WAIVERS. The Borrower hereby irrevocably and unconditionally:

          (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgement in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York sitting in the Borough of Manhattan, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

          (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrower at its address set forth in subsection 10.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

          (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection any special, exemplary, punitive or consequential damages.

          10.13  ACKNOWLEDGEMENTS.  The Borrower hereby acknowledges that:

          (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

          (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to the Borrower arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between Administrative Agent and Lenders, on one hand, and the Borrower, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

          (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Borrower and the Lenders.

          10.14 WAIVERS OF JURY TRIAL. THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

          10.15 JUDGMENT CURRENCY. (a) If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due under any of the Loan Documents to the Administrative Agent or any Lender in any currency (the "Original Currency") into another currency (the "Other Currency"), the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent or such Lender, as the case may be, could purchase the Original Currency with the Other Currency on the Business Day preceding that on which final judgment is paid or satisfied.

          (b) The obligations of the Borrower in respect of any sum due in the Original Currency from it to the Administrative Agent or any Lender under any of the Loan Documents shall, notwithstanding any judgment in any Other Currency, be discharged only to the extent that on the Business Day following receipt by the Administrative Agent or such Lender of any sum adjudged to be so due in such Other Currency, the Administrative Lender or such Lender, as the case may be, may in accordance with normal banking procedures purchase the Original Currency with such Other Currency. If the amount of the Original Currency so purchased is less than the sum originally due to the Administrative Agent or the Lender, as the case may be, in the Original Currency, the Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or such Lender, as the case may be, against such loss, and if the amount of the Original Currency so purchased exceeds the sum originally due to the Administrative Agent or such Lender, as the case may be, in the Original Currency, the Administrative Agent and such Lender, as the case may be, agree to remit such excess to the Borrower.

          10.16 CONFIDENTIALITY. The Administrative Agent and each Lender agrees to keep confidential all non-public information provided to it by or on behalf of the Borrower or any Subsidiary that is designated by the Borrower or any Subsidiary as confidential; PROVIDED that nothing herein shall prevent the Administrative Agent or any Lender from disclosing any such information (a) to the Administrative Agent or any other Lender, (b) to any Transferee or prospective Transferee which agrees to comply with the provisions of this subsection 10.16, (c) to the employees, directors, agents, attorneys, accountants and other professional advisors of such Lender for purposes related to the transactions contemplated by the Loan Documents, (d) upon the request or demand of any Governmental Authority having jurisdiction over the Administrative Agent or such Lender, (e) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to applicable law or regulation, (f) which has been publicly disclosed other than in breach of this subsection 10.16, or (g) in connection with the exercise of any remedy hereunder or under any other Loan Document.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                       CORE-MARK INTERNATIONAL, INC.


                                       By: /s/ Leo F. Korman
                                          ------------------------------------
                                          Name:  Leo F. Korman
                                          Title:  Senior Vice President,
                                                  Chief Financial Officer and
                                                  Secretary


                                       THE CHASE MANHATTAN BANK,
                                        as Administrative Agent and as a Lender


                                       By: /s/ Marian N. Schulman
                                          ------------------------------------
                                          Name:  Marian N. Schulman
                                          Title: Attorney-In-Fact

                                       THE FIRST NATIONAL BANK OF
                                       BOSTON, as a Lender



                                       By: /s/ Abraham Weekes
                                          ------------------------------------
                                          Name: Abraham Weekes
                                          Title:  Vice President



                                       Address for Notices:
                                       BANK OF BOSTON
                                       100 Federal Street
                                       Boston, MA  02110
                                       Attention: Abraham Weekes
                                       Telecopy: 617-434-6241

                                       UNION BANK OF CALIFORNIA,
                                       N.A., as a Lender



                                       By: /s/ Alison Amonette
                                          ------------------------------------
                                          Name:  Alison Amonette
                                          Title: Vice President



                                       Address for Notices:
                                       UNION BANK OF CALIFORNIA, N.A.
                                       400 California Street
                                       17th Floor
                                       San Francisco, CA 94104
                                       Attention: Alison Amonette
                                       Telecopy: (415) 765-2634

                                       BANK OF MONTREAL, as a Lender


                                       By: /s/ M.P. Joyce
                                          ------------------------------------
                                          Name:  M.P. Joyce
                                          Title: Managing Director



                                       Address for Notices:
                                       BANK OF MONTREAL
                                       601 South Figueroa Street
                                       Los Angeles, CA  90017
                                       Attention: Brenda Buttner
                                       Telecopy: 213-239-0680

                                       FIRST SOURCE FINANCIAL LLP, as
                                       a Lender by First Source
                                       Financial, Inc., its
                                       Agent/Manager



                                       By: /s/ Gary L. Francis
                                          ------------------------------------
                                          Name:  Gary L. Francis
                                          Title: Senior Vice President



                                       Address for Notices:
                                       FIRST SOURCE FINANCIAL, INC.
                                       2850 West Golf Road, 5th Floor
                                       Rolling Meadows, IL  60008
                                       Attention: Kelli Campbell
                                       Telecopy: 847-734-7910

                                       LASALLE BUSINESS CREDIT, INC.,
                                       as a Lender


                                       By: /s/ John W. Mundstock
                                          ------------------------------------
                                          Name:  John W. Mundstock
                                          Title: Vice President



                                       Address for Notices:
                                       LASALLE BUSINESS CREDIT, INC.
                                       One Centerpointe Drive, Suite
                                       100
                                       Lake Oswego, OR 97035
                                       Attention: John Mundstock
                                       Telecopy: 503-684-4665

                                       SANWA BUSINESS CREDIT
                                       CORPORATION, as a Lender



                                       By: /s/ Robert J. Price
                                          ------------------------------------
                                          Name:  Robert J. Price
                                          Title:  First Vice President



                                       Address for Notices:
                                       SANWA BUSINESS CREDIT
                                       Corporation
                                       550 North Brand Blvd.
                                       Glendale, CA 91203
                                       Attention: Sandra Sha
                                       Telecopy: 818-545-0095

                                       VAN KAMPEN AMERICAN CAPITAL
                                       PRIME RATE INCOME TRUST, as a
                                       Lender



                                       By: /s/ Brian W. Good
                                          -----------------------------------
                                          Name:  BRIAN W. GOOD
                                          Title:  VICE PRESIDENT



                                       Address for Notices:
                                       VAN KAMPEN AMERICAN CAPITAL
                                       PRIME RATE INCOME TRUST
                                       One Parkview Plaza
                                       Oakbrook Terrace, IL 60181
                                       Attention: Jeffrey W. Maillet
                                       Telecopy: 708-684-6740



                                SCHEDULE 1.1(a)

                         CORE-MARK INTERNATIONAL, INC.
                             COMMITMENT ALLOCATIONS
                                  $210,000,000

====================================================================================================================
        BANKS                         REVOLVING CREDIT                    TERM LOAN                TOTAL ALLOCATION
--------------------------------------------------------------------------------------------------------------------
The Chase Manhattan Bank               $86,666,666.67                 $17,333,333.33               $104,000,000.00
--------------------------------------------------------------------------------------------------------------------
Van Kampen                              17,500,000.00                   3,500,000.00                 21,000,000.00
--------------------------------------------------------------------------------------------------------------------
Union Bank of California                12,500,000.00                   2,500,000.00                 15,000,000.00
--------------------------------------------------------------------------------------------------------------------
Bank of Montreal                        12,500,000.00                   2,500,000.00                 15,000,000.00
--------------------------------------------------------------------------------------------------------------------
First Source                            12,500,000.00                   2,500,000.00                 15,000,000.00
--------------------------------------------------------------------------------------------------------------------
LaSalle Bus. Credit                     12,500,000.00                   2,500,000.00                 15,000,000.00
--------------------------------------------------------------------------------------------------------------------
Sanwa Bus. Credit                       12,500,000.00                   2,500,000.00                 15,000,000.00
--------------------------------------------------------------------------------------------------------------------
Bank of Boston                           8,333,333.33                   1,666,666.67                 10,000,000.00
--------------------------------------------------------------------------------------------------------------------
                 TOTALS                175,000,000.00                  35,000,000.00               $210,000,000.00
====================================================================================================================

                                  SCHEDULE 4.2
                                     CHANGES




                                     -none-

                                  SCHEDULE 4.4
                                    CONSENTS




                                     -none-

                                  SCHEDULE 4.6
                                   LITIGATION


Carol A. Connor v. The American Tobacco Company, et al., CV-96-05497, Second Judicial District Court, County of Bernalillo, New Mexico. The complaint, brought against the major tobacco companies and certain distributors, lists a subsidiary of the Company as a defendant. The Company was never served. The plaintiff has voluntarily dismissed the case without prejudice "to allow the Plaintiffs additional time in which to realign the parties, amend the Complaint, and possibly add additional representative plaintiffs." Both Philip Morris and R.J. Reynolds have fully indemnified the Company and its subsidiary against all liability and fees in connection with this litigation. Philip Morris and R.J. Reynolds will, if the case is brought, defend the Company's subsidiary.

                                  SCHEDULE 4.8
                          OWNERSHIP OF PROPERTY; LIENS




                                     -none-

                                  SCHEDULE 4.9
                             INTELLECTUAL PROPERTY




                                     -none-

                                 SCHEDULE 4.11
                                     TAXES
                                    (page 1)

Tax Filings

All Federal and State income tax extensions for fiscal year ended 12/31/95 have been filed as customary and in the ordinar course of business.


Tax Liens

See attached schedule

                                 SCHEDULE 4.11
                                     TAXES
                                    (page 2)

                                 TAX LIENS ONLY
   UCC-1 AND UCC-2/UCC-3 FINANCING STATEMENTS AGAINST THE DEBTORS NAMED BELOW


------------------------------------------------------------------------------------------------------------------------------------
                             [ILLEGIBLE   [ILLEGIBLE   [ILLEGIBLE   [ILLEGIBLE    [ILLEGIBLE   [ILLEGIBLE
[ILLEGIBLE CAPTION]           CAPTION]     CAPTION]     CAPTION]     CAPTION]      CAPTION]      CAPTION]     [ILLEGIBLE CAPTION]
------------------------------------------------------------------------------------------------------------------------------------
Core-Mark Distributors Inc.                   CA        Alameda       7/2/90                     Secured     State Tax Lien for
3130 Leanis Bl.                                         County      90-180344                    Property    fiscal year 1986/87
Los Angeles, CA 90058                                                                             Taxes      for $411.30
------------------------------------------------------------------------------------------------------------------------------------

                                 SCHEDULE 4.13
                                     ERISA

Present Value of Accrued Benefits

The Core-mark International, Inc. Non-Bargaining Employees Pension Plan as per the 1/1/95 actuarial valuation had a market value of assets of $10,892,840 and a total current liability of $14,150,842.

Withdrawals

Core-Mark International, Inc. withdrew from the following plans:

Plan Name:   Western Conference of Teamsters Pension Plan #204130
Effective:   June 30, 1986
Division:    Hayward
Reason:      Bargaining unit of sales representatives represented by Teamsters
             Union Local 588 voted to decertify the union on May 17, 1996. Those election results were subsequently certified by the National Labor
             Relations Board on May 29, 1996.

Plan Name:   Western Conference of Teamsters Pention Plan #310641
Effective:   July 1, 1996
Division:    Las Vegas
Reason:      Contract Negotiations; employees now covered by a new collective bargaining agreement effective March 31, 1996 through March 31,
             1999.

Plan Name:   Western Conference of Teamsters Pension Plan #204128
Effective:   December 31, 1992
Division:    Carpenteria
Reason:      Cessation of operations effective December 31, 1992

Withdrawal Liability

Per a letter dated July 1, 1996 from the Western Conference of Teamsters Pension
Trust: the employer has no withdrawal liability for a complete or partial withdrawal from the Western Conference of Teamsters Pension Plan ("the Plan") occurring in plan year 1995; the Plan has no unfunded, vested benefit liability for plan years December 31, 1988 - 1994; and this trend is expected to continue, but the Trustees for the Plan reserve the right to determine future withdrawal liability based upon actual plan experience.

Two of the above plans (#204130 and #310641) are subject to audits which could result in assessments on past contributions. Per a letter dated February 29, 1996, the Western Conference of Teamsters Pension Trust concluded their audit of the third plan, #204128, and the assessment has been paid.

                                 SCHEDULE 4.15
                                  SUBSIDIARIES

Name of                             State of               Date of                  Shares          Shares             Percentage
Subsidiary                          Incorporation          Incorporation            Authorized      Outstanding        Outstanding
----------                          -------------          -------------            ----------      -----------        -----------

C/M Products, Inc.                  California             7/19/89                  1,000           100                10%
Sole Shareholder:
  Core-Mark International, Inc.

Core-Mark Interrelated
  Companies, Inc.                   California             4/14/75                  1,000,000       1,000,000          100%

Core-Mark Midcontinent, Inc.        Arkansas               7/2/81                   2,000           2,000              100%

                                 SCHEDULE 4.17
                             ENVIRONMENTAL MATTERS

The company has five underground storage tanks (UST) located at the following properties

      Location                          Number of USTs
      --------                          --------------

1. 353 Meyer Street                          2
    Corona, CA 91720

2. 3970 Pell Circle                          1
    Sacramento, CA 95838

3. 2311 E. 48th Street                       1
    Vernon, CA 90058

4. 13951 Bridgeport Road                     1
    Richmond, BC, V6V 1J6, Canada

                                SCHEDULE 4.19(b)
                          SECURITY DOCUMENTS; OFFICES

Financing Statements

Debtor                                     Filing Jurisdiction

Core-Mark International, Inc.              Arizona - Secretary of State
Core-Mark Midcontinent, Inc.               California - Secretary of State
Core-Mark Interrelated Companies, Inc.     Colorado - Secretary of State
Core-Mark Distributors, Inc.               Nevada - Secretary of State
C/M Products, Inc.                         New Mexico - Secretary of State
                                           Oregon - Secretary of State
                                           Utah - Secretary of State
                                           Washington - Secretary of State
                                           Canada - Alberta Provincial Registrar
                                                               General
                                           Canada - British Columbia Provincial
                                                               Registrar General
                                           Canada - Manitoba Personal Property
                                                               Registry

                                  SCHEDULE 7.2
                                  INDEBTEDNESS

                               Letters of Credit

      ISSUER                     BENEFICIARY                        AMOUNT
      ------                     -----------                        ------

      BANK OF                       ITWAL                           C$400,000
      MONTREAL               2725321 CANADA, INC.                   C$100,000
                                                                    ---------
                                                                    C$500,000

                                  SCHEDULE 7.3
                                     LIENS

====================================================================================================================================
[ILLEGIBLE CAPTION]              [ILLEGIBLE CAPTION]              [ILLEGIBLE   [ILLEGIBLE  [ILLEGIBLE   [ILLEGIBLE CAPTION]
                                                                   CAPTION]     CAPTION]    CAPTION]
====================================================================================================================================
Core-Mark International, Inc.    Xerox Corporation                    CA       Secretary     7/18/91    Xerox Duplicating System
31300 Medallion Drive                                                              of       91155677
Hayward, CA 94544                                                                State
------------------------------------------------------------------------------------------------------------------------------------
Core-Mark International          Xerox Corporation                    CA       Secretary     3/10/92    Xerox Duplicating System
31300 Medallion Drive                                                              of       92044057
Hayward, CA 94544                                                                State
------------------------------------------------------------------------------------------------------------------------------------
Core-Mark International, Inc.    Yale Industrial Trucks, Inc.         CA       Secretary     8/06/92    Yale Motorized Hand Truck
3130 South 1030 West             Assigned to:                                      of       92172268
Salt Lake City, UT 84119         Yale Financial Services, Inc.                   State
------------------------------------------------------------------------------------------------------------------------------------
Core-Mark International, Inc.    Crown Credit Company                 CA       Secretary     11/3/92    Crown Lift Truck & Batteries
2311 E. 48th Street                                                                of       92237404
Los Angeles, CA 90058                                                            State
------------------------------------------------------------------------------------------------------------------------------------
Core-Mark International, Inc.    Bell Atlantic TriCon Leasing         CA       Secretary     4/15/93    Sharp Equipment
353 Meyers Circle                                                                  of       93075712
Corona, CA 91720                                                                 State
------------------------------------------------------------------------------------------------------------------------------------
Core-Mark International, Inc.    Security Leasing Services, Inc.      CA       Secretary     8/2/93     Alarm System
2311 E. 48th Street              Assigned to:                                      of       93155811
Los Angeles, CA 90058            AVCO Leasing Services, Inc.                     State
------------------------------------------------------------------------------------------------------------------------------------
Core-Mark International, Inc.    Tennant Company                      CA       Secretary     9/20/93    Power Scrubber
353 Meyers Circle                                                                  of       93191058
Corona, CA 91720                                                                 State
------------------------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE 7.3
                                     LIENS

====================================================================================================================================
[ILLEGIBLE CAPTION]              [ILLEGIBLE CAPTION]              [ILLEGIBLE   [ILLEGIBLE  [ILLEGIBLE   [ILLEGIBLE CAPTION]
                                                                   CAPTION]     CAPTION]    CAPTION]
====================================================================================================================================
Core-Mark International, Inc.    Xerox Corporation                   CA        Secretary      10/8/93      Xerox Copier
2311 E. 48th Street                                                                of        93205557
Los Angeles, CA 90058                                                            State
------------------------------------------------------------------------------------------------------------------------------------
Core Mark International          Pitney Bowes Credit Corp.           CA        Secretary      4/25/96      All Equipment from Pitney
31300 Medallion Drive                                                              of       9611760204     Bowes subject to
Hayward, CA 94544                                                                State                     lease dated 3/29/96.
------------------------------------------------------------------------------------------------------------------------------------
Core-Mark International          Norwest Financial Leasing.          CA        Secretary      5/9/96       Radionic Control
2311 E. 48th Street              Inc.                                              of       9613160876     Equipment
Los Angeles, CA 90058                                                            State
------------------------------------------------------------------------------------------------------------------------------------
Core-Mark International, Inc.    Yale Industrial Trucks, Inc.        UT        Secretary      8/5/92       Yale Motorized Hand Truck
3130 South 1030 West                                                               of         331764
Salt Lake City, UT 84119                                                         State
------------------------------------------------------------------------------------------------------------------------------------
Core-Mark International, Inc.    Orix Credit Alliance, Inc.          UT        Secretary      3/2/93       Voice Mail Unit
3130 S. 1030 W                                                                     of         352276
Salt Lake City, UT 84119                                                         State
------------------------------------------------------------------------------------------------------------------------------------
Core-Mark International, Inc.    Tennant Company                     UT        Secretary         ?         Power Scrubber
3130 S. 130 W                                                                      of        96-519049
Salt Lake City, UT 84119                                                         State
------------------------------------------------------------------------------------------------------------------------------------
Core-Mark Interrelated           General Electric Company            CA        Secretary      5/17/91      Inventory-Lamps and
Companies, Inc.                                                                    of        91109021      Light Bulbs
2840 South Reservoir Street                                                      State
Pomona, CA 91766
------------------------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE 7.3
                                     LIENS

====================================================================================================================================
[ILLEGIBLE CAPTION]              [ILLEGIBLE CAPTION]              [ILLEGIBLE   [ILLEGIBLE  [ILLEGIBLE   [ILLEGIBLE CAPTION]
                                                                   CAPTION]     CAPTION]    CAPTION]
====================================================================================================================================
Core-Mark Midcontinent, Inc.       NCR Credit Corp                   CA        Secretary      8/3/95     AT&T Equipment & All
395 Oyster Point Blvd., Suite 415                                                  of       9521960399   Attachments
South San Francisco, CA 94080                                                    State
------------------------------------------------------------------------------------------------------------------------------------
Core-Mark Midcontinent, Inc.       First Security Leasing Company    NM        Secretary      4/24/95    Stationary Compactor
395 Oyster Point Blvd., Suite 415                                                  of        950424067
South San Francisco, CA 94080                                                    State
------------------------------------------------------------------------------------------------------------------------------------
Core-Mark Distributors, Inc.       Yale Financial Services Trust     CA        Secretary      2/18/87    Fork Lift Trucks &
1800 N. Vine St.                   Assigned to:                                    of        87041979    All Accessories
Los Angeles, CA 90028              Heller Financial, Inc.                        State
------------------------------------------------------------------------------------------------------------------------------------
Core-Mark Distributors, Inc.       PacifiCorp Capital, Inc.          CA        Secretary      11/5/91    AT&T Equipment
395 Oyster Point Blvd., Suite 415                                                  of        91237851
South San Francisco, CA 94080                                                    State
------------------------------------------------------------------------------------------------------------------------------------
Core-Mark Distributors, Inc.       Norlift of Oregon, Inc.           OR        Secretary      1/6/93     Forklift
PO Box 99                                                                          of      R38518 (old)
Clackamas, OR 97015                                                              State     162206 (new)
------------------------------------------------------------------------------------------------------------------------------------
Core-Mark Distributors, Inc.       Wheeler Machinery Company         UT        Secretary     12/17/91    Equipment
643 West 3560 South                Assigned to:                                    of         307812
Salt Lake City, UT 84119           Raymond Leasing Corp.                         State
------------------------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE 7.3
                                     LIENS

====================================================================================================================================
[ILLEGIBLE CAPTION]              [ILLEGIBLE CAPTION]              [ILLEGIBLE   [ILLEGIBLE  [ILLEGIBLE   [ILLEGIBLE CAPTION]
                                                                   CAPTION]     CAPTION]    CAPTION]
====================================================================================================================================
Core-Mark International, Inc.   Xerox Canada, Ltd.                 Alberta     Personal      4/1/93     Xerox Copier
                                                                               Property    93040108453
                                                                               Registry
------------------------------------------------------------------------------------------------------------------------------------
Core-Mark International, Inc.   Telecom Leasing Canada             Alberta     Personal     09/29/93    Telephone Equipment
                                 (TLC) Limited                                 Property    93092907018
                                                                               Registry
------------------------------------------------------------------------------------------------------------------------------------
Core-Mark International, Inc.   Xerox Canada, Ltd.                 Alberta     Personal     12/20/94    Xerox Equipment
                                                                               Property    94122006342
                                                                               Registry
------------------------------------------------------------------------------------------------------------------------------------
Core-Mark International, Inc.   Transport International Pool       Alberta     Personal     08/22/95     3 Trailers
                                                                               Property    95082213869
                                                                               Registry
------------------------------------------------------------------------------------------------------------------------------------
Core-Mark International, Inc.   AT&T Capital Canada                Alberta     Personal     06/24/96    Riso Model 6300 &
                                                                               Property    96062420730  accessories
                                                                               Registry
------------------------------------------------------------------------------------------------------------------------------------
Core-Mark International, Inc.   G.N. Johnston Equipment Co.           BC     Ministry of    02/28/92    Battery & Charger
2924 Jacklin Rd.                 LTD                                          Finance &      3874008
Victoria, BC                                                                  Corporate
                                                                              Relations
------------------------------------------------------------------------------------------------------------------------------------
Core-Mark International, Inc.   Telecom Leasing Canada                BC     Ministry of    06/25/92    Telephone Equipment
13211 Delf Place, Ste 601        (TLC) Limited                                Finance &      4071096
Richmond BC                                                                   Corporate     05/17/95
                                                                              Relations      5788967
                                                                                            05/17/95
                                                                                             5789636
------------------------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE 7.3
                                     LIENS

====================================================================================================================================
[ILLEGIBLE CAPTION]              [ILLEGIBLE CAPTION]              [ILLEGIBLE   [ILLEGIBLE  [ILLEGIBLE   [ILLEGIBLE CAPTION]
                                                                   CAPTION]     CAPTION]    CAPTION]
====================================================================================================================================
Core-Mark International, Inc.    Telecom Leasing Canada               BC       Ministry of     06/25/92    Telephone Equipment
2924 Jacklin Rd.                  (TLC) Limited                                 Finance &       4071146
Victoria, BC                                                                    Corporate      05/17/95
                                                                                Relations       5788968
                                                                                               05/17/95
                                                                                                5789655
------------------------------------------------------------------------------------------------------------------------------------
Core-Mark International, Inc.    IBM Canada Ltd.                      BC       Ministry of     12/23/92    Office Equipment /
13160 Vanier Place, Ste 140                                                     Finance &       4374735    Computers supplied by
Richmond BC                                                                     Corporate      01/14/93    Secured Party
                                                                                Relations       4403182
------------------------------------------------------------------------------------------------------------------------------------
Core-Mark International, Inc.    Comdisco Canada Ltd.                 BC       Ministry of     02/15/93    IBM equipment under
13211 Delf Place, Ste 601                                                       Finance &       4457490    master lease
Richmond BC                                                                     Corporate      03/03/95    dated 1/13/93
                                                                                Relations       5669001
------------------------------------------------------------------------------------------------------------------------------------
Core-Mark International, Inc.    MFP Technology Services Ltd.         BC       Ministry of     03/09/93    Equipment per terms
13211 Delf Place, Ste 601                                                       Finance &       4492529    517 dated 3/3/93
Richmond BC                                                                     Corporate      08/20/93
                                                                                Relations     name change
                                                                                               03/04/96
                                                                                            address change
------------------------------------------------------------------------------------------------------------------------------------
Core-Mark International, Inc.    MFP Technology Services Ltd.         BC       Ministry of     08/12/93    Computer Equipment
13211 Delf Place, Ste 601                                                       Finance &       4761308
Richmond BC                                                                     Corporate      08/20/93
                                                                                Relations     name change
                                                                                               03/04/96
                                                                                            address change
------------------------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE 7.3
                                     LIENS

====================================================================================================================================
[ILLEGIBLE CAPTION]              [ILLEGIBLE CAPTION]              [ILLEGIBLE   [ILLEGIBLE  [ILLEGIBLE   [ILLEGIBLE CAPTION]
                                                                   CAPTION]     CAPTION]    CAPTION]
====================================================================================================================================
Core-Mark International, Inc.    Rentway Inc.                         BC      Ministry of      09/27/93    1994 Ford
13160 Vanier Place, Ste 140                                                    Finance &        4839192
Richmond BC                                                                    Corporate
                                                                               Relations
------------------------------------------------------------------------------------------------------------------------------------
Core-Mark International, Inc.    Barclays Bank of Canada              BC      Ministry of      12/03/93    Computer Equipment
13211 Delf Place, Ste 601                                                      Finance &        4956110
Richmond BC                                                                    Corporate       03/09/95
                                                                               Relations        5678507
------------------------------------------------------------------------------------------------------------------------------------
Core-Mark International, Inc.    MFP Technology Services, Ltd.        BC      Ministry of      01/05/94    Computer Equipment
13211 Delf Place, Ste 601                                                      Finance &        5001568
Richmond BC                                                                    Corporate       03/04/96
                                                                               Relations    address change
------------------------------------------------------------------------------------------------------------------------------------
Core-Mark International, Inc.    MFP Technology Services Ltd.         BC      Ministry of      03/07/94    Computer Equipment
13211 Delf Place, Ste 601                                                      Finance &        5096864
Richmond BC                                                                    Corporate       03/04/96
                                                                               Relations    address change
------------------------------------------------------------------------------------------------------------------------------------
Core-Mark International, Inc.    Rentway Inc.                         BC      Ministry of      04/13/94    1994 Freightliner
13160 Vanier Place, Ste 140                                                    Finance &        5158292
Richmond BC                                                                    Corporate
                                                                               Relations
------------------------------------------------------------------------------------------------------------------------------------
Core-Mark International, Inc.    Canadian Western Bank                BC      Ministry of      04/14/94    Coldstream Coolers &
2924 Jacklin Rd.                   Leasing Inc.                                Finance &        5160635    Accessories
Victoria, BC                                                                   Corporate
                                                                               Relations
------------------------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE 7.3
                                     LIENS

====================================================================================================================================
[ILLEGIBLE CAPTION]              [ILLEGIBLE CAPTION]              [ILLEGIBLE   [ILLEGIBLE  [ILLEGIBLE   [ILLEGIBLE CAPTION]
                                                                   CAPTION]     CAPTION]    CAPTION]
====================================================================================================================================
Core-Mark International, Inc.    Barclays Bank of Canada             BC       Ministry of     08/16/94      Computer Equipment
13211 Delf Place, Ste 601                                                      Finance &       5364783
Richmond BC                                                                    Corporate      03/04/96
                                                                               Relations   address change
                                                                                              03/09/95
                                                                                               5678508
------------------------------------------------------------------------------------------------------------------------------------
Core-Mark International, Inc.    Barclays Bank of Canada             BC       Ministry of     10/26/94      Computer Equipment
13211 Delf Place, Ste 601                                                      Finance &       5479148
Richmond BC                                                                    Corporate      03/04/96
                                                                               Relations   address change
                                                                                              03/09/95
                                                                                               5678509
------------------------------------------------------------------------------------------------------------------------------------
Core-Mark International, Inc.    MFP Technology Services, Ltd.       BC       Ministry of     12/21/94      Computer Equipment
13211 Delf Place, Ste 601                                                      Finance &       5568305
Richmond BC                                                                    Corporate      03/04/96
                                                                               Relations   address change
------------------------------------------------------------------------------------------------------------------------------------
Core-Mark International, Inc.    MFP Technology Services Ltd.        BC       Ministry of     12/21/94      Computer Equipment
13211 Delf Place, Ste 601                                                      Finance &       5568304
Richmond BC                                                                    Corporate      03/04/96
                                                                               Relations   address change
------------------------------------------------------------------------------------------------------------------------------------
Core-Mark International, Inc.    MFP Technology Services Ltd.        BC       Ministry of     02/06/95      Computer Equipment
13211 Delf Place, Ste 601                                                      Finance &       5629923
Richmond BC                                                                    Corporate      03/04/96
                                                                               Relations   address change
------------------------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE 7.3
                                     LIENS

====================================================================================================================================
[ILLEGIBLE CAPTION]              [ILLEGIBLE CAPTION]              [ILLEGIBLE   [ILLEGIBLE  [ILLEGIBLE   [ILLEGIBLE CAPTION]
                                                                   CAPTION]     CAPTION]    CAPTION]
====================================================================================================================================
Core-Mark International, Inc.    Inland Kenworth                     BC       Ministry of   04/28/95      Kenworth T300
13160 Vanier Place, Ste 140                                                    Finance &     5753001
Richmond BC                                                                    Corporate
                                                                               Relations
------------------------------------------------------------------------------------------------------------------------------------
Core-Mark International, Inc.    Paccar of Canada, Ltd.              BC       Ministry of   07/05/95      2 - 1994 Kenworth T400
13160 Vanier Place, Ste 140                                                    Finance &     5866771
Richmond BC                                                                    Corporate
                                                                               Relations
------------------------------------------------------------------------------------------------------------------------------------
Core-Mark International, Inc.    Ensign Pacific Lease Ltd.           BC       Ministry of   07/07/95      1995 Ford Taurus
13160 Vanier Place, Ste 140                                                    Finance &     5871444
Richmond BC                                                                    Corporate
                                                                               Relations
------------------------------------------------------------------------------------------------------------------------------------
Core-Mark International, Inc.    Inland Kenworth                     BC       Ministry of   07/13/95      2 Kenworth T400
13160 Vanier Place, Ste 140                                                    Finance &     5881647
Richmond BC                                                                    Corporate
                                                                               Relations
------------------------------------------------------------------------------------------------------------------------------------
Core-Mark International, Inc.    Inland Kenworth                     BC       Ministry of   08/04/95      Kenworth T800B
13160 Vanier Place, Ste 140                                                    Finance &     5916963
Richmond BC                                                                    Corporate
                                                                               Relations
------------------------------------------------------------------------------------------------------------------------------------
Core-Mark International, Inc.    Inland Kenworth                     BC       Ministry of   08/16/95      Kenworth T300
13160 Vanier Place, Ste 140                                                    Finance &     5932783
Richmond BC                                                                    Corporate
                                                                               Relations
------------------------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE 7.3
                                     LIENS

====================================================================================================================================
[ILLEGIBLE CAPTION]              [ILLEGIBLE CAPTION]              [ILLEGIBLE   [ILLEGIBLE  [ILLEGIBLE   [ILLEGIBLE CAPTION]
                                                                   CAPTION]     CAPTION]    CAPTION]
====================================================================================================================================
Core-Mark International, Inc.    Paccar of Canada, Ltd.              BC       Ministry of   10/23/95      1996 Kenworth 7800
13160 Vanier Place, Ste 140                                                    Finance &     6046467
Richmond BC                                                                    Corporate
                                                                               Relations
------------------------------------------------------------------------------------------------------------------------------------
Core-Mark International, Inc.    Paccar of Canada, Ltd.              BC       Ministry of   10/23/95      1995 Kenworth T300
13160 Vanier Place, Ste 140                                                    Finance &     6046469
Richmond BC                                                                    Corporate
                                                                               Relations
------------------------------------------------------------------------------------------------------------------------------------
Core-Mark International, Inc.    Paccar of Canada, Ltd.              BC       Ministry of   07/11/95      1995 Kenworth
13160 Vanier Place, Ste 140                                                    Finance &     5876306
Richmond BC                                                                    Corporate    11/21/95
                                                                               Relations     6100865
------------------------------------------------------------------------------------------------------------------------------------
Core-Mark International, Inc.    MFP Technology Services Ltd.        BC       Ministry of   12/20/95      Computer Equipment
13211 Delf Place, Ste 601                                                      Finance &     614778
Richmond BC                                                                    Corporate
                                                                               Relations
------------------------------------------------------------------------------------------------------------------------------------
Core-Mark International, Inc.    Per. M. Enterprises Ltd DBA         BC       Ministry of   04/02/96      1989 Trailmobile
13160 Vanier Place, Ste 140      Annacis Truck & Trailer Service               Finance &     6307632
Richmond BC                                                                    Corporate
                                                                               Relations
------------------------------------------------------------------------------------------------------------------------------------
Core-Mark International, Inc.    Per. M. Enterprises Ltd DBA         BC       Ministry of   04/02/96      1989 Van
13160 Vanier Place, Ste 140      Annacis Truck & Trailer Service               Finance &     6307650
Richmond BC                                                                    Corporate
                                                                               Relations
------------------------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE 7.3
                                     LIENS

====================================================================================================================================
[ILLEGIBLE CAPTION]              [ILLEGIBLE CAPTION]              [ILLEGIBLE   [ILLEGIBLE  [ILLEGIBLE   [ILLEGIBLE CAPTION]
                                                                   CAPTION]     CAPTION]    CAPTION]
====================================================================================================================================
Core-Mark International, Inc.    Paccar of Canada, Ltd.            Winnipeg                   950106-      Motor Vehicles
                                                                   Manitoba                   104393
------------------------------------------------------------------------------------------------------------------------------------
Core-Mark International, Inc.    Paccar of Canada, Ltd.            Winnipeg                   951100-      1996 Kenworth
                                                                   Manitoba                   101972
------------------------------------------------------------------------------------------------------------------------------------
Core-mark Distributors, Inc.     CCL Leasing - Calgary             Alberta      Personal     07/27/93      Canon Copier
                                   Copier Ltd.                                  Property    93072722346
                                                                                Manager
------------------------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE 7.4
                              GUARANTEE OBLIGATIONS




                                     -none-

                                                                   EXHIBIT A TO
                                                               CREDIT AGREEMENT
                                                               ----------------

                                    [FORM OF]


                              REVOLVING CREDIT NOTE

$ _______                                                     New York, New York
                                                                  August 7, 1996



     FOR VALUE RECEIVED, the undersigned, CORE-MARK INTERNATIONAL, INC., a Delaware corporation (the "BORROWER"), hereby unconditionally promises to pay to the order of _______ (the "LENDER") at the office of The Chase Manhattan Bank, located at 270 Park Avenue, New York, New York 10017, in lawful money of the United States of America and in immediately available funds, on the Termination Date the principal amount of (a)_______ DOLLARS ($_______), or, if less, (b) the aggregate unpaid principal amount of all Revolving Credit Loans made by the Lender to the Borrower pursuant to subsection 2.1 of the Credit Agreement, as hereinafter defined. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in subsections 2.11 and 2.13 of such Credit Agreement.

     The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of each Revolving Credit Loan made pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof, each continuation thereof, each conversion of all or a portion thereof to another Type and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto. Each such endorsement, absent manifest error, shall constitute PRIMA FACIE evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in such endorsement shall not affect the obligations of the Borrower in respect of such Revolving Credit Loan.

     This Note (a) is one of the Revolving Credit Notes referred to in the Credit Agreement dated as of August 7, 1996 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Borrower, the Lender, the other banks and financial institutions from time to time parties thereto and The Chase Manhattan Bank, as administrative agent,
(b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

     Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

     All parties now and hereafter liable with respect to this Note, whether as maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind in connection with this Note.

     Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


                                       CORE-MARK INTERNATIONAL, INC.



                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                                                                                                          Schedule A
                                                                                                            to Revolving Credit Note
                                                                                                            ------------------------

                                      LOANS, CONVERSIONS AND REPAYMENTS OF ABR LOANS


-----------------------------------------------------------------------------------------------------------------------------------
                           Amount                                 Amount of ABR Loans
           Amount of    Converted to   Amount of Principal of        Converted to       Unpaid Principal Balance
 Date      ABR Loans      ABR Loans       ABR Loans Repaid         Eurodollar Loans          of ABR Loans         Notation Made By
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------



                                                                                                                         Schedule B
                                                                                                           to Revolving Credit Note
                                                                                                          -------------------------


                              LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS
-----------------------------------------------------------------------------------------------------------------------------------
        Amount of      Amount           Interest Period       Amount of Principal  Amount of Eurodollar  Unpaid Principal
        Eurodollar   Converted to      and Eurodollar Rate      of Eurodollar       Loans Converted to     Balance of      Notation
Date      Loans     Eurodollar Loans   with Respect Thereto     Loans Repaid            ABR Loans        Eurodollar Loans   Made By
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------


                                                                    EXHIBIT B TO
                                                                CREDIT AGREEMENT
                                                                ----------------

                                   [FORM OF]


                                   TERM NOTE



$________                                                     New York, New York
                                                                  August 7, 1996


     FOR VALUE RECEIVED, the undersigned, CORE-MARK INTERNATIONAL, INC., a Delaware corporation (the "BORROWER"), hereby unconditionally promises to pay to the order of ___________________ (the "LENDER") at the office of The Chase Manhattan Bank, located at 270 Park Avenue, New York, New York 10017, in lawful money of the United States of America and in immediately available funds, the principal amount of ________________________ DOLLARS ($_________), or, if less, the unpaid principal amount of the Term Loan made by the Lender pursuant to subsection 2.5 of the Credit Agreement, as hereinafter defined. The principal amount shall be paid in the amounts and on the dates specified in subsection
2.7. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in subsections 2.11 and 2.13 of such Credit Agreement.

     The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of the Term Loan and the date and amount of each payment or prepayment of principal with respect thereto, each conversion of all or a portion thereof to another Type, each continuation of all or a portion thereof as the same Type and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto. Each such endorsement, absent manifest error, shall constitute PRIMA FACIE evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in such endorsement shall not affect the obligations of the Borrower in respect of such Term Loan.

     This Note (a) is one of the Term Notes referred to in the Credit Agreement dated as of August 7, 1996 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Borrower, the Lender, the other banks and financial institutions from time to time parties thereto and The Chase Manhattan Bank, as administrative agent, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

     Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

      All parties now and hereafter liable with respect to this Note, whether as maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind in connection with this Note.

     Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


                                       CORE-MARK INTERNATIONAL, INC.



                                       By:__________________________
                                        Name:
                                        Title:

                                                                    Schedule A
                                                              to Term Loan Note
                                                              -----------------


                               LOANS, CONVERSIONS AND REPAYMENTS OF ABR LOANS


                                   AMOUNT                            AMOUNT OF ABR LOANS
                                CONVERTED TO  AMOUNT OF PRINCIPAL OF    CONVERTED TO     UNPAID PRINCIPAL BALANCE
   DATE    AMOUNT OF ABR LOANS   ABR LOANS       ABR LOANS REPAID     EURODOLLAR LOANS         OF ABR LOANS       NOTATIONS MADE BY
---------- ------------------- -------------- ---------------------- ------------------- ------------------------ -----------------
















                                                                     Schedule B
                                                               to Term Loan Note
                                                               -----------------

                              LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS
---------------------------------------------------------------------------------------------------------------------------------
                              AMOUNT        INTEREST PERIOD AND AMOUNT OF PRINCIPAL AMOUNT OF EURODOLLAR UNPAID PRINCIPAL
            AMOUNT OF      CONVERTED TO    EURODOLLAR RATE WITH  OF EURODOLLAR      LOANS CONVERTED      BALANCE OF      NOTATION
  DATE   EURODOLLAR LOANS EURODOLLAR LOANS    RESPECT THERETO     LOANS REPAID        TO ABR LOANS      EURODOLLAR LOANS  MADE BY
-----------------------------------------------------------------------------------------------------------------------------------















                                                                   EXHIBIT C
                                                         TO CREDIT AGREEMENT




                              SECURITY AGREEMENT

                                    among

                       CORE-MARK INTERNATIONAL, INC.,

                            C/M PRODUCTS, INC.,

                   CORE-MARK INTERRELATED COMPANIES, INC.

                                     and

                       CORE-MARK MIDCONTINENT, INC.

                                in favor of


                        THE CHASE MANHATTAN BANK,
                         as Administrative Agent


                              August 7, 1996

                               TABLE OF CONTENTS


1.  Defined Terms.............................................................1
    1.1  Definitions..........................................................1
    1.2  Other Definitional Provisions........................................5

2.  Grant of Security Interest................................................6

3.  Representations and Warranties............................................7
    3.1  Title; No Other Liens................................................7
    3.2  Perfected First Priority Liens.......................................7
    3.3  Inventory and Equipment..............................................7
    3.4  Chief Executive Office...............................................7
    3.5  Farm Products........................................................7

4.  Covenants.................................................................7
    4.1  Delivery of Instruments and Chattel Paper............................7
    4.2  Maintenance of Insurance.............................................8
    4.3  Maintenance of Perfected Security Interest; Further Documentation....8
    4.5  Further Identification of Collateral.................................9
    4.6  Notices..............................................................9

5.  Provisions Relating to Accounts...........................................9
    5.1  Grantors Remain Liable under Accounts................................9
    5.2  Analysis of Accounts................................................10
    5.3  Collections on Accounts.............................................10
    5.4  Maintaining the US Cash Collateral Account and the L/C Cash
         Collateral Account..................................................10
    5.5  Maintaining the Depository Accounts, the Deposit Accounts,
         the Canadian Cash Collateral Account and the Collection Accounts....11
    5.6  Investing of Amounts in the US Cash Collateral Account and
         the L/C Cash Collateral Account.....................................12
    5.7  Application and Release of Funds....................................12
    5.8  Representations and Warranties......................................13
    5.9  Covenants...........................................................13

6.  Provisions Relating to Contracts.........................................14
    6.1  Borrower Remains Liable under Contracts.............................14
    6.2  Communication With Contracting Parties..............................14
    6.3  Representations and Warranties......................................14
    6.4  Covenants...........................................................15

7.  Provisions Relating to Copyrights, Patents and Trademarks................15
    7.1  Representations and Warranties......................................15
    7.2  Covenants...........................................................16

8.  Remedies.................................................................17

     8.1  Notice to Obligors and Contract Parties............................17
     8.2  Proceeds to be Turned Over To Administrative Agent.................18
     8.3  Code Remedies......................................................18

9.  Administrative Agent's Appointment as Attorney-in-Fact;
     Administrative Agent's Performance of Borrower's Obligations............19
     9.1  Powers.............................................................19
     9.2  Performance by Administrative Agent of Borrower's Obligations......20
     9.3  Borrower's Reimbursement Obligation................................20
     9.4  Ratification; Power Coupled With An Interest.......................20

10.  Duty of Administrative Agent............................................21

11.  Execution of Financing Statements.......................................21

12.  Authority of Administrative Agent.......................................21

13.  Notices.................................................................21

14.  Severability............................................................22

15.  Amendments in Writing; No Waiver; Cumulative Remedies...................22
     15.1  Amendments in Writing.............................................22
     15.2  No Waiver by Course of Conduct....................................22
     15.3  Remedies Cumulative...............................................22

16.  Section Headings........................................................22

17.  Successors and Assigns..................................................22

18.  Attachment..............................................................22

19.  Governing Law...........................................................23

20  Termination and Release of Collateral....................................23

21.  WAIVERS OF JURY TRIAL...................................................23

                                 [FORM OF]


                             SECURITY AGREEMENT


         SECURITY AGREEMENT, dated as of August 7, 1996, made by each of the signatories hereto (the "Grantors"), in favor of THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders parties to the Credit Agreement, dated as of August 7, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Core-Mark International, Inc., a Delaware corporation (the "Borrower"), the Administrative Agent and such Lenders.

                       W I T N E S S E T H:


         WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make Loans to and issue or participate in Letters of Credit for the account of, the Borrower upon the terms and subject to the conditions set forth therein; and

         WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective Loans and other extensions of credit to the Borrower under the Credit Agreement that the Grantors shall have executed and delivered this Security Agreement to the Administrative Agent for the ratable benefit of the Lenders.

         NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective Loans and other extensions of credit to the Borrower, each Grantor hereby agrees with the Administrative Agent, for the ratable benefit of the Lenders, as follows:

         1. DEFINED TERMS.

         1.1 Definitions. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined: Accounts, Chattel Paper, Documents, Equipment, Farm Products, General Intangibles, Instruments, Inventory and Proceeds.

         (b) The following terms shall have the following meanings:

    "ACCOUNT COLLATERAL": (a) all funds held in and all certificates and instruments, if any, from time to time representing or evidencing (1) the Cash Collateral Accounts, (2) the L/C Cash Collateral Account, (3) the Collection Accounts, (4) the Depository Accounts, (5) the Deposit Accounts,
(6) all other deposit accounts of each Grantor and

(7) all Collateral Investments and (b)(1) all notes, certificates of deposit, deposit accounts, checks and other instruments from time to time hereinafter delivered to or otherwise possessed by the Administrative Agent for or on behalf of each Grantor in substitution for or in addition to any or all of the then existing Account Collateral and (2) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral.

    "AGREEMENT": this Security Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

    "ALLOCATION PERCENTAGE": (a) with respect to the Term Loans, a fraction the numerator of which is the outstanding Term Loans, and the denominator of which is the sum of the outstanding Term Loans, the outstanding Revolving Credit Loans and the outstanding L/C Obligations and (b) with respect to the Aggregate Outstanding Revolving Extensions of Credit, 1 minus the allocation percentage applicable to the Term Loans as set forth above.

    "BORROWING CERTIFICATE": a certificate substantially in the form of Exhibit G to the Credit Agreement.

    "CODE": the Uniform Commercial Code as from time to time in effect in the State of New York.

    "CANADIAN CASH COLLATERAL ACCOUNT": a cash collateral account with Bank of Montreal or such other bank as may be reasonably acceptable to the Administrative Agent, in the name of the Borrower that has entered into a letter agreement substantially in the form of Exhibit A-2-A.

    "CASH COLLATERAL ACCOUNTS": the Canadian Cash Collateral Account and the US Cash Collateral Account.

    "COLLATERAL":  as defined in Section 2.

    "COLLATERAL INVESTMENTS":  as defined in subsection 5.6.

    "COLLECTION ACCOUNT BANK":  as defined in subsection 5.5(b).

    "COLLECTION ACCOUNTS": each non-interest bearing cash collection account with a bank that is reasonably satisfactory to the Administrative Agent and that has entered into a Collection Account Letter, initially, account number 149-643-709, with Wells Fargo Bank (formerly First Interstate Bank) at its office at 707 Wilshire Blvd., Los Angeles, CA 90019, account number 4518-099999, with Wells Fargo Bank at its office at 420 Montgomery Street, San Francisco, CA 94194 and account number

0109656314, with Sunwest Bank at its office at 303 Roma N.W., Albuquerque, New Mexico 87103.

    "COLLECTION ACCOUNT LETTER":  as defined in subsection 5.5(b).

    "CONTRACTS": with respect to any Accounts, Instruments, Chattel Paper or General Intangibles, any contract or agreement in respect thereof or pursuant to which any of the foregoing was created, as the same may be amended, supplemented or otherwise modified from time to time, including, without limitation, (a) all rights of each Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (b) all rights of each Grantor to damages arising out of or for breach or default in respect thereof and (c) all rights of each Grantor to exercise all remedies thereunder.

    "COPYRIGHTS": all copyrights, whether registered or unregistered, and whether or not the underlying works of authorship have been published, and all works of authorship and other rights therein or derived therefrom, all copyrights of works based on, incorporated in, derived from or relating to works covered by such copyrights, all right, title and interest to make and exploit all derivative works based upon or adopted from works covered by such copyright and all copyright registrations and copyright applications, and any renewals or extensions thereof, including without limitation, each copyright registration and copyright application, if any, identified in SCHEDULE 1 hereto, and including, without limitation, (a) the right to print, publish and distribute any of the foregoing, (b) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (c) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past or future infringements thereof) and (d) all rights of each Grantor corresponding thereto throughout the United States and all other rights of any kind whatsoever of each Grantor accruing thereunder or pertaining thereto; provided that, for purposes hereof, the term "Copyrights" shall not include those rights which are not created by, or do not arise or exist under, the laws of the United States or any State or political subdivision thereof.

    "COPYRIGHT LICENSES": all license agreements with any other Person in connection with any of the Copyrights of each Grantor, or such other Person's copyrights, whether each Grantor is a licensor or licensee under any such license agreement, including, without limitation, the license agreements listed on SCHEDULE 1 hereto, subject in each case to the terms of such license agreements, including, without limitation, terms requiring consent to a grant of a security interest; PROVIDED that, for purposes hereof, the term "Copyright Licenses" shall not include those rights which are not created by, or do not arise or exist under, the laws of the United States or any State or political subdivision thereof.

    "DEPOSIT ACCOUNTS":  as defined in subsection 5.5(a).

    "DEPOSIT BANKS":  as defined in subsection 5.5(a).

    "DEPOSIT ACCOUNT LETTERS":  as defined in subsection 5.5(a).

    "DEPOSITORY ACCOUNTS":  as defined in subsection 5.5(a).

    "DEPOSITORY BANKS":  as defined in subsection 5.5(a).

    "DEPOSITORY LETTERS":  as defined in subsection 5.5(a).

    "L/C CASH COLLATERAL ACCOUNT": a non-interest bearing cash collateral account with The Chase Manhattan Bank at its office at 270 Park Avenue, New York, New York, 10017, account number 910-2-775732, in the name of the Administrative Agent and under its sole dominion and control and subject to the terms of this Agreement.

    "OBLIGATIONS": the collective reference to the unpaid principal of and interest on the Loans and all other obligations and liabilities of each Grantor to the Administrative Agent and the Lenders (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to each Grantor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, this Agreement, the other Loan Documents, any Hedge Agreement entered into by any Grantor with any Lender, any Overdraft or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by each Grantor pursuant to the terms of the Credit Agreement, this Agreement, any other Loan Document, any Hedge Agreement entered into by any Grantor with any Lender or any Overdraft), PROVIDED that in no event shall the obligations of any Grantor other than the Borrower exceed the maximum amount specified in the Subsidiaries Guarantee.

    "OVERDRAFT": means, at any time, the amount by which the aggregate amount debited from any deposit, concentration, operating or disbursement account maintained by any Grantor with the Administrative Agent or any Affiliate of the Administrative Agent, as the result of processing of payment orders issued by such Grantor or otherwise, exceeds the aggregate funds on deposit in such account.

    "PATENTS": (a) all letters patent of the United States or any other country and all reissues and extensions thereof, including, without limitation, any thereof referred to in SCHEDULE 2, and (b) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any thereof referred to in SCHEDULE 2.

    "PATENT LICENSE": all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered by a Patent, including, without limitation, any thereof referred to in SCHEDULE 2.

    "TRADEMARKS": (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, including, without limitation, any thereof referred to in SCHEDULE 3, and (b) all renewals thereof.

    "TRADEMARK LICENSE" means any written agreement, providing for the grant by or to any Grantor of any right to use any Trademark, including, without limitation, any thereof referred to in SCHEDULE 3.

    "US CASH COLLATERAL ACCOUNT": a non-interest bearing cash deposit account with The Chase Manhattan Bank at its office at 270 Park Avenue, New York, New York, 10017, account number 910-2-775740, in the name of the Administrative Agent and under its sole dominion and control and subject to the terms of this Agreement.

    "UNAFFIXED TAX STAMPS": tax stamps in respect of local and state cigarette taxes that are not physically attached to the Cigarette Inventory as defined in the Credit Agreement;

    "VEHICLES" means all cars, trucks, trailers, construction and earth moving equipment and other vehicles covered by a certificate of title law of any state.

    1.2 OTHER DEFINITIONAL PROVISIONS. (a) The words "hereof," "herein", "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection and Schedule references are to this Agreement unless otherwise specified.

    (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

    2. GRANT OF SECURITY INTEREST. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, each Grantor hereby grants to the Administrative Agent for the ratable benefit of the Lenders a security interest in all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "COLLATERAL"):

    (a) all Account Collateral;

    (b) all Accounts;

    (c) all Chattel Paper;

    (d) all Contracts;

    (e) all Copyrights;

    (f) all Copyright Licenses;

    (g) all Documents;

    (h) all Equipment;

    (i) all General Intangibles;

    (j) all Instruments;

    (k) all Inventory;

    (l) all Patents;

    (m) all Patent Licenses;

    (n) all Trademarks;

    (o) all Trademark Licenses;

    (p) all Unaffixed Tax Stamps;

    (q) all Vehicles;

    (r) all books and records pertaining to the Collateral; and

    (s) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

    3. REPRESENTATIONS AND WARRANTIES. Each Grantor hereby represents and warrants, as to itself that:

    3.1 TITLE; NO OTHER LIENS. Except for the security interest granted to the Administrative Agent for the ratable benefit of the Lenders pursuant to this Agreement and the other Liens permitted to exist on the Collateral pursuant to the Credit Agreement, such Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Administrative Agent, for the ratable benefit of the Lenders, pursuant to this Agreement or as are permitted pursuant to the Credit Agreement and except for financing statements relating to property in which such Grantor has no interest other than an interest arising under an operating lease.

    3.2 PERFECTED FIRST PRIORITY LIENS. Effective upon the filing of appropriate financing statements, the filing with and recording by the United States Patent and Trademark Office and the United States Copyright Office of this Security Agreement, and all other appropriate action having been duly taken, the security interests granted pursuant to this Agreement constitute perfected security interests in the Collateral (other than the Vehicles, except to the extent that the appropriate steps for perfection have been taken pursuant to subsection ) in favor of the Administrative Agent, for the ratable benefit of the Lenders, as collateral security for the Obligations and are prior to all other Liens on the Collateral in existence on the date hereof except for Liens permitted pursuant to the Credit Agreement.

    3.3 INVENTORY AND EQUIPMENT. The Inventory and the Equipment are kept at the locations listed on SCHEDULE 5.

    3.4 CHIEF EXECUTIVE OFFICE. The location of such Grantor's chief executive office or sole place of business is specified on SCHEDULE 6.

    3.5 FARM PRODUCTS. No material portion of the Collateral constitutes, or is the Proceeds of, Farm Products.

    4. COVENANTS. Each Grantor covenants and agrees with the Administrative Agent and the Lenders that, from and after the date of this Agreement until the Obligations shall have been paid in full, the Commitments shall have expired or otherwise been terminated and no Letters of Credit are outstanding, as follows:

    4.1 DELIVERY OF INSTRUMENTS AND CHATTEL PAPER. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Chattel Paper and such amount exceeds $100,000, such Instrument or Chattel Paper shall be added to SCHEDULE 8. If requested by the Administrative Agent each such Instrument or Chattel Paper shall be promptly delivered to the Administrative Agent, duly indorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Agreement.

    4.2 MAINTENANCE OF INSURANCE. (a) Such Grantor (or the Borrower, on behalf of such Grantor) will maintain, with financially sound and reputable companies, insurance policies (1) insuring the Inventory, Equipment and Vehicles against loss by fire, explosion, theft and such other casualties as may be reasonably satisfactory to the Administrative Agent and (2) insuring such Grantor, the Administrative Agent and the Lenders against liability for personal injury and property damage relating to such Inventory, Equipment and Vehicles, such policies to be in such form and amounts and having such coverage as may be reasonably satisfactory to the Administrative Agent and the Lenders, with losses payable to such Grantor (or the Borrower, on behalf of such Grantor), the Administrative Agent and the Lenders as their respective interests may appear.

    (b) All such insurance shall (1) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the Administrative Agent of written notice thereof, (2) name the Administrative Agent and the Lenders as insured parties, (3) include a breach of warranty clause and (4) be reasonably satisfactory in all other respects to the Administrative Agent.

    (c) Such Grantor shall deliver to the Administrative Agent and the Lenders a certificate of a reputable insurance broker with respect to such insurance during the month of August in each calendar year and such supplemental reports with respect thereto as the Administrative Agent may from time to time reasonably request.

    4.3 MAINTENANCE OF PERFECTED SECURITY INTEREST; FURTHER DOCUMENTATION.
(a) Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in subsection and shall defend such security interest against the claims and demands of all Persons whomsoever.

    (b) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (i) the filing of any financing or continuation statements under the Uniform Commercial Code or their foreign equivalent in effect in any jurisdiction with respect to the security interests created hereby and (ii) after an Event of Default and at the request of the Administrative Agent, the delivery of certificates of title with respect to Vehicles to the Administrative Agent, properly endorsed in accordance with applicable law, and the filing of any appropriate lien documents with the relevant state authorities.

    4.4 CHANGES IN LOCATIONS, NAME, ETC. Such Grantor will not:

    (a) permit any of the Inventory or Equipment to be kept at a location other than those listed on SCHEDULE 5 unless it gives the Administrative Agent notice and takes all steps reasonably necessary or advisable, in the judgment of the Administrative Agent, to maintain the perfection and priority in such Inventory and Equipment as set forth in subsection ;

    (b) change the location of its chief executive office from that specified in subsection , unless it shall have given the Administrative Agent and the Lenders at least 30 days' prior written notice of such change and takes all steps reasonably necessary or advisable, in the judgment of the Administrative Agent, to maintain the perfection and priority of the security interests granted pursuant to this Agreement; or

    (c) change its name, identity or corporate structure to such an extent that any financing statement filed by the Administrative Agent in connection with this Agreement would become seriously misleading, unless it shall have given the Administrative Agent and the Lenders at least 30 days' prior written notice of such change and takes all steps reasonably necessary or advisable, in the judgment of the Administrative Agent, to maintain the perfection and priority of the security interests granted pursuant to this Agreement.

    4.5 FURTHER IDENTIFICATION OF COLLATERAL. Such Grantor will furnish to the Administrative Agent and the Lenders from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

    4.6 NOTICES. Such Grantor will advise the Administrative Agent and the Lenders promptly after becoming aware thereof, in reasonable detail, at their respective addresses for notices provided for in the Credit Agreement of:

    (a) any Lien (other than security interests created hereby or Liens permitted under the Credit Agreement) on any of the Collateral; and

    (b) the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.

    5. PROVISIONS RELATING TO ACCOUNTS.

    5. Grantors Remain Liable under Accounts. Anything herein to the contrary notwithstanding, as between any Grantor and the Administrative Agent, each Grantor shall remain liable under each of the Accounts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account. Neither the Administrative Agent nor any Lender shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Administrative Agent or any Lender of any payment relating to such Account pursuant hereto, nor shall the Administrative Agent or any Lender be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

    5.2 ANALYSIS OF ACCOUNTS. The Administrative Agent shall have the right to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as the Administrative Agent reasonably may require in connection with such test verifications. The Administrative Agent in its own name or in the name of others may communicate with the obligors on the Accounts to verify with them to the Administrative Agent's satisfaction the existence, amount and terms of any Accounts.

    5.3 COLLECTIONS ON ACCOUNTS. (a) To the extent that any obligor makes payments in respect of Accounts, the Administrative Agent hereby authorizes each Grantor to collect such Accounts, subject to the Administrative Agent's direction and control as set forth in this Section, and the Administrative Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. Each Grantor shall, upon receipt of any payments made directly to such Grantor in respect of Accounts (1) forthwith (and, in any event, within two Business Days) deposit such amounts duly indorsed by such Grantor if required, in a Deposit Account or Depository Account, as the case may be, and (2) until so turned over, shall be held by such Grantor in trust for the Administrative Agent for the benefit of the Lenders.

    (b) No less frequently than once a month, the Borrower shall deliver to the Administrative Agent a revised SCHEDULE 8, reflecting all collections in respect of the preceding month in respect of Instruments or Chattel Paper listed on such schedule.

    (c) At the Administrative Agent's request, each Grantor shall deliver to the Administrative Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to any Accounts exceeding $100,000, including, without limitation, all original orders, invoices and shipping receipts.

    5.4 MAINTAINING THE US CASH COLLATERAL ACCOUNT AND THE L/C CASH COLLATERAL ACCOUNT. Until the Obligations shall have been paid in full, the Commitments shall have expired or otherwise been terminated and no Letters of Credit are outstanding:

    (a) The Borrower shall maintain the US Cash Collateral Account and the L/C Cash Collateral Account with The Chase Manhattan Bank.

    (b) It shall be a term and condition of each of the US Cash Collateral Account and the L/C Cash Collateral Account, notwithstanding any term or condition to the contrary in any other agreement relating to the US Cash Collateral Account or the L/C Cash Collateral Account, as the case may be, and except as otherwise provided by the provisions of Section 5.7 and Section 8, that no amount (including interest on Collateral Investments) shall be paid or released to or for the account of, or withdrawn by or for the account of, any Grantor or any other Person from the US Cash Collateral Account or the L/C Cash Collateral Account, as the case may be.

The US Cash Collateral Account and the L/C Cash Collateral Account shall be subject to such applicable laws, and such applicable regulations of the Board of Governors of the Federal Reserve System and of any other appropriate banking or governmental authority, as may now or hereafter be in effect.

    5.5 MAINTAINING THE DEPOSITORY ACCOUNTS, THE DEPOSIT ACCOUNTS, THE CANADIAN CASH COLLATERAL ACCOUNT AND THE COLLECTION ACCOUNTS. Until the Obligations shall have been paid in full, the Commitments shall have expired or otherwise been terminated and no Letters of Credit are outstanding:

    (a) The Grantors shall maintain (1) lockboxes and blocked deposit accounts in the United States ("DEPOSITORY ACCOUNTS") only with banks ("DEPOSITORY BANKS") that have entered into letter agreements in substantially the form of Exhibit A-1 with the Grantors and the Administrative Agent ("DEPOSITORY LETTERS") or in form and substance reasonably acceptable to the Borrower and the Administrative Agent, (2) deposit accounts in Canada ("DEPOSIT ACCOUNTS") only with banks ("DEPOSIT BANKS") that (i) are listed on SCHEDULE 7 (as such schedule may be amended or supplemented from time to time) and (ii) within 60 days of the Closing Date shall have entered into letter agreements in substantially the form of Exhibit A-2-B with the Grantors and the Administrative Agent ("Deposit Account Letters") or in form and substance reasonably acceptable to the Borrower and the Administrative Agent and (3) the Canadian Cash Collateral Account.

    (b) The Grantors shall maintain the Collection Accounts in the United States only with the banks listed as Collection Account banks on SCHEDULE 7 hereto, reasonably acceptable to the Administrative Agent (the "COLLECTION ACCOUNT BANKS") and have entered into a letter agreement in substantially the form of Exhibit A-3 with such Grantor and the Administrative Agent (the "COLLECTION ACCOUNT LETTER") or in form and substance reasonably acceptable to such Grantor and the Administrative Agent.

    (c) The Grantors shall instruct each Depository Bank to forward an amount equal to the available balance of the Depository Account at such Depository Bank to a Collection Account, at the beginning of each Business Day, in same day funds and shall cause each Deposit Bank to forward an amount equal to the available balance of the Deposit Account at such Deposit Bank to the Canadian Cash Collateral Account, at least once a week, in same day funds.

    (d) The Grantors shall instruct each Collection Account Bank to transfer to the US Cash Collateral Account, at the beginning of each Business Day, in same day funds, an amount equal to the available balance of such Collection Accounts.

    (e) Upon any termination of any Depository Letter or other agreement with respect to the maintenance of a Depository Account, the Borrower shall immediately notify all Obligors that were making payments to such Depository Account to make all future payments to another Depository Account or to the Collection Accounts.

    (f) Upon any termination of any Deposit Account Letter or other agreement with respect to the maintenance of a Deposit Account the Borrower shall immediately notify all Obligors that were making payments to such Deposit Account to make all future payments to another Deposit Account or to the Canadian Cash Collateral Account.

    (g) The Grantors agree to terminate any or all Depository Accounts, Depository Letters, Deposit Accounts, Deposit Account Letters, the Collection Accounts and the Collection Account Letter upon request by the Administrative Agent made after the occurrence and during the continuance of an Event of Default.

    5.6 INVESTING OF AMOUNTS IN THE US CASH COLLATERAL ACCOUNT AND THE L/C CASH COLLATERAL ACCOUNT. If requested by the Borrower, the Administrative Agent will, subject to the provisions of Section 5.7 and Section 8, from time to time (a) invest amounts on deposit in the US Cash Collateral Account and the L/C Cash Collateral Account in such US Cash Equivalents in the name of the Administrative Agent and (b) invest interest paid on the US Cash Equivalents referred to in clause (a) above, and reinvest other proceeds of any such US Cash Equivalents that may mature or be sold, in each case in such US Cash Equivalents in the name of the Administrative Agent (the US Cash Equivalents referred to in clauses (a) and (b) above being collectively "COLLATERAL INVESTMENTS"). Interest and proceeds that are not invested or reinvested in Collateral Investments as provided above shall be deposited and held in the US Cash Collateral Account or the L/C Cash Collateral Account, as the case may be.

    5.7 APPLICATION AND RELEASE OF FUNDS. (a) So long as the notice contemplated by the next succeeding paragraph has not been given or, if given, is not still in effect, on each Business Day the Administrative Agent shall apply the available funds then on deposit in the US Cash Collateral Account in the following order of priority: FIRST, to pay interest, fees, expenses and other amounts (other than principal) then due and payable under the Loan Documents, SECOND, to pay the principal amount of any Revolving Credit Loan that is an ABR Loan, if any such principal amount is then outstanding, THIRD, if such Business Day is the last day of an Interest Period for any Eurodollar Loan that is a Revolving Credit Loan, to pay all such Eurodollar Loans to the extent thereof. Any amounts remaining in the US Cash Collateral Account after application as set forth in the preceding sentence shall be held in the US Cash Collateral Account as Collateral for the Obligations.

         If an Event of Default has occurred and is continuing and the Administrative Agent has given notice to the Borrower of its intent to do so, the Administrative Agent shall remit any funds on deposit in the US Cash Collateral Account as follows: FIRST, to pay interest, fees, expenses and other amounts (other than principal) then due and payable under the Loan Documents, SECOND, to pay the Term Loans, the Aggregate Outstanding Revolving Extensions of Credit and any amounts then due and payable under any Hedge Agreement between the Borrower and any Lender and any Overdraft pro rata based upon the respective amounts owing in respect thereof. Amounts allocable to the Aggregate Outstanding Revolving Extensions of Credit shall be further allocated as follows: FIRST to any amounts outstanding under the Reimbursement Obligations, SECOND upon the payment in full of the Reimbursement Obligations, to the outstanding Revolving Credit Loans and THIRD to cash collateralize the aggregate then undrawn and unexpired amount of all Letters of Credit by releasing any funds from the US Cash Collateral Account to make the deposit to the L/C Cash Collateral Account in accordance with Section 8 of the Credit Agreement).

    (b) So long as no Event of Default has occurred and is continuing, the Borrower may from time to time request that available funds on deposit in the US Cash Collateral Account be released to the Borrower PROVIDED that on the date of such requested release, the conditions set forth in subsection 5.2 of the Credit Agreement shall have been satisfied.

    5.8 REPRESENTATIONS AND WARRANTIES. (a) The amounts represented by the Borrower to the Lenders from time to time as owing to the Grantors in respect of the Accounts will at such times be accurate in material respects.

    (b) No Grantor has any Depository Accounts or other deposit accounts other than the Depository Accounts listed on SCHEDULE 7, the permitted unblocked accounts listed on SCHEDULE 9, the Deposit Accounts listed on
SCHEDULE 7 and the Canadian Cash Collateral Account. The Grantors have instructed (i) all Depository Banks to forward all amounts on deposit in the Depository Accounts to the Collection Accounts, (ii) the Collection Account Bank to forward all amounts on deposit in the Collection Account to the US Cash Collateral Account and (iii) all Deposit Banks to forward all amounts on deposit in the Deposit Accounts to the Canadian Cash Collateral Account.

    5.9 COVENANTS. (a) The Grantors will not (i) grant any extension of the time of payment of any Account, (ii) compromise or settle any Account for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Account, (iv) allow any credit or discount whatsoever on any Account, (v) amend, supplement or modify any Account in any manner that could adversely affect the value thereof or (vi) fail to exercise promptly and diligently each and every material right which it may have under each agreement giving rise to a Account (other than any right of termination), except that so long as no Event of Default has occurred and is continuing and the notice contemplated by the second paragraph of subsection 5.7(a) has not been given, the Grantors may do any of the foregoing in the ordinary course of business consistent with their past practice.

    (b) The Borrower will deliver to the Administrative Agent a copy of each material demand, notice or document received by it that questions the validity or enforceability of more than 5% of the aggregate amount of the then outstanding Accounts.

    6. PROVISIONS RELATING TO CONTRACTS.

    6.1 BORROWER REMAINS LIABLE UNDER CONTRACTS. Anything herein to the contrary notwithstanding, as between each Grantor and the Administrative Agent, each Grantor shall remain liable under each of the Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with and pursuant to the terms and provisions of such Contract. Neither the Administrative Agent nor any Lender shall have any obligation or liability under any Contract by reason of or arising out of this Agreement or the receipt by the Administrative Agent or any such Lender of any payment relating to such Contract pursuant hereto, nor shall the Administrative Agent or any Lender be obligated in any manner to perform any of the obligations of each Grantor under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

    6.2 COMMUNICATION WITH CONTRACTING PARTIES. After prior notice to the Borrower of its intention to do so, the Administrative Agent in its own name or in the name of others may communicate with parties to the Contracts to verify with them to the Administrative Agent's reasonable satisfaction the existence, amount and terms of any Contracts.

    6.3 REPRESENTATIONS AND WARRANTIES. (a) No consent of any party (other than each Grantor) to any Contract is required, or purports to be required, in connection with the execution, delivery and performance of this Agreement.

    (b) Each Contract is in full force and effect and constitutes a valid and legally enforceable obligation of each Grantor and to each Grantor's knowledge, the other parties thereto, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

    (c) No consent or authorization of, filing with or other act by or in respect of any Governmental Authority is required in connection with the execution, delivery, performance, validity or enforceability of any of the Contracts by any party thereto other than those which have been duly obtained, made or performed, are in full force and effect and do not subject the scope of any such Contract to any material adverse limitation, either specific or general in nature.

    (d) Neither each Grantor nor (to the best of each Grantor's knowledge) any of the other parties to the Contracts is in default in the performance or observance of any of the terms thereof in any manner that, in the aggregate, could reasonably be expected to have a Material Adverse Effect.

    (e) The right, title and interest of each Grantor in, to and under the Contracts are not subject to any defenses, offsets, counterclaims or claims that, in the aggregate, could reasonably be expected to have a Material Adverse Effect.

    6.4 COVENANTS. (a) Each Grantor will perform and comply in all material respects with all its obligations under the Contracts which the failure to so do could reasonably be expected to materially adversely affect the value of such Contract as Collateral.

    (b) Each Grantor will not amend, modify, terminate or waive any provision of any Contract in any manner which could reasonably be expected to materially adversely affect the value of such Contract as Collateral.

    (c) Each Grantor will exercise promptly and diligently each and every material right which it may have under each Contract (other than any right of termination) which the failure to so do could reasonably be expected to materially adversely affect the value of such Contract as Collateral.

    (d) Each Grantor will deliver to the Administrative Agent a copy of each material demand, notice or document received by it relating in any way to any Contract that questions the validity or enforceability of such Contract.

    7. PROVISIONS RELATING TO COPYRIGHTS, PATENTS AND TRADEMARKS.

    7.1 REPRESENTATIONS AND WARRANTIES. (a) SCHEDULE 1 includes all material Copyright and Copyright Licenses owned by each Grantor in its own name on the date hereof.

    (b) SCHEDULE 2 includes all Patents and Patent Licenses owned by each Grantor in its own name on the date hereof.

    (c) SCHEDULE 3 includes all registered Trademarks, applications therefor and Trademark Licenses owned by each Grantor in its own name on the date hereof.

    (d) To the best of each Grantor's knowledge, each material Copyright, Patent and Trademark is on the date hereof valid, subsisting, unexpired, enforceable and has not been abandoned.

    (e) Except as set forth in either SCHEDULE 1, SCHEDULE 2 or SCHEDULE 3, none of such Copyrights, Patents and Trademarks is on the date hereof the subject of any licensing or franchise agreement.

    (f) No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of any Copyright, Patent or Trademark in any respect that could reasonably be expected to have a Material Adverse Effect.

    (g) No action or proceeding is pending on the date hereof seeking to limit, cancel or question the validity of any material Copyright, Patent or Trademark, or which, if adversely determined, would have a material adverse effect on the value of any material Copyright, Patent or Trademark.

    7.2 COVENANTS.

    (a) Each Grantor (either itself or through licensees) will (1) continue to use each material Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (2) maintain as in the past the quality of products and services offered under such Trademark, (3) employ such Trademark with the appropriate notice of registration, (4) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Administrative Agent, for the ratable benefit of the Lenders, shall obtain a perfected security interest in such mark pursuant to this Agreement, and (5) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated.

    (b) Each Grantor will not do any act, or omit to do any act, whereby any material Patent may become abandoned or dedicated.

    (c) Each Grantor will notify the Administrative Agent and the Lenders immediately if it knows, or has reason to know, that any application or registration relating to any material Patent or Trademark may become abandoned or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any similar office or agency in any other county or political subdivision thereof or any court or tribunal in any country) regarding each Grantor's ownership of any material Patent or Trademark or its right to register the same or to keep and maintain the same.

    (d) Whenever each Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Patent or Trademark with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, each Grantor shall report such filing to the Administrative Agent and the Lenders within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Administrative Agent, each Grantor shall execute and deliver any and all agreements, instruments, documents, and papers as the Administrative Agent may request to evidence the Administrative Agent's and the Lenders' security interest in any Patent or Trademark and the goodwill and general intangibles of each Grantor relating thereto or represented thereby.

    (e) Each Grantor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) for and to maintain each registration of the material Patents and Trademarks, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

    (f) In the event that any Patent or Trademark is infringed, misappropriated or diluted by a third party, each Grantor shall (i) take such actions as each Grantor shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark and (ii) if such Patent or Trademark is of material economic value, promptly notify the Administrative Agent and the Lenders after it learns thereof and sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution.

    8. REMEDIES.

    8.1 NOTICE TO OBLIGORS AND CONTRACT PARTIES. Upon the request of the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on the Accounts and parties to the Contracts that the Accounts and the Contracts have been assigned to the Administrative Agent for the ratable benefit of the Lenders and that payments in respect thereof shall be made directly to the Administrative Agent. At any time and from time to time after the occurrence and during the continuance of an Event of Default, the Administrative Agent may in its own name or in the name of others communicate with the parties to the Contracts (or the parties to any other contract (as defined in the Code) to which each Grantor is a party) to verify with them to its satisfaction the existence, amount and terms of any such Contracts (or such other contracts).

    8.2 PROCEEDS TO BE TURNED OVER TO ADMINISTRATIVE AGENT. In addition to the rights of the Administrative Agent specified in subsection 5 and with respect to payments of Accounts, if an Event of Default shall occur and be continuing and the notice contemplated by the second paragraph of subsection 5.7(a) has been given, all Proceeds of any Collateral received by each Grantor consisting of cash, checks and other near-cash items shall be held by each Grantor in trust for the Administrative Agent for the benefit of the Lenders, segregated from other funds of each Grantor, and shall, forthwith upon receipt by each Grantor, be turned over to the Administrative Agent (duly indorsed by each Grantor to the Administrative Agent, if required) and held by the Administrative Agent in the US Cash Collateral Account. All Proceeds while held by the Administrative Agent in the US Cash Collateral Account (or by each Grantor in trust for the Administrative Agent for the benefit of the Lenders) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in subsection 5.7.

    8.3 CODE REMEDIES. If an Event of Default shall occur and be continuing, the Administrative Agent, on behalf of the Lenders, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code or any applicable law. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon each Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give an option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Administrative Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in each Grantor, which right or equity is hereby waived or released. Each Grantor further agrees, at the Administrative Agent's request, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at each Grantor's premises or elsewhere. The Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this subsection, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as provided in subsection 5.7 and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-

504(1)(c) of the Code, need the Administrative Agent account for the surplus, if any, to each Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Administrative Agent arising out of the exercise by it of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

    9. ADMINISTRATIVE AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT; ADMINISTRATIVE AGENT'S PERFORMANCE OF BORROWER'S OBLIGATIONS.

    9.1 POWERS. Upon the occurrence and during the continuance of an Event of Default, each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of each Grantor and in the name of each Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent the power and right, on behalf of each Grantor, without notice to or assent by each Grantor, to do any or all of the following:

    (a) in the name of each Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account or Contract or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under any Account or Contract or with respect to any other Collateral whenever payable;

    (b) in the case of any Copyright, Patent or Trademark, execute and deliver any and all agreements, instruments, documents and papers as the Administrative Agent may request to evidence the Administrative Agent's security interest in such Copyright, Patent or Trademark and the goodwill and general intangibles of each Grantor relating thereto or represented thereby;

    (c) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

    (d) execute, in connection with any sale provided for in subsection 8.3 , any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

    (e)(1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (2) ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against each Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, to give such discharges or releases as the Administrative Agent may deem appropriate; (7) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Administrative Agent shall in its sole discretion determine; and (8) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent's option and each Grantor's expense, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent's security interests therein and to effect the intent of this Agreement, all as fully and effectively as each Grantor might do.

         Anything in this subsection to the contrary notwithstanding, the Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this subsection unless an Event of Default shall have occurred and be continuing.

    9.2 PERFORMANCE BY ADMINISTRATIVE AGENT OF BORROWER'S OBLIGATIONS. If each Grantor fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

    9.3 BORROWER'S REIMBURSEMENT OBLIGATION. The expenses of the Administrative Agent incurred in connection with actions undertaken as provided in this Section, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on past due ABR Loans under the Credit Agreement, from the date of payment by the Administrative Agent to the date reimbursed by each Grantor, shall be payable by each Grantor to the Administrative Agent on demand.

    9.4 RATIFICATION; POWER COUPLED WITH AN INTEREST. Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof and in accordance with the terms hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

    10. DUTY OF ADMINISTRATIVE AGENT. The Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. Neither the Administrative Agent, any Lender nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of each Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Administrative Agent hereunder are solely to protect the Administrative Agent's interests in the Collateral and shall not impose any duty upon the Administrative Agent or any Lender to exercise any such powers. The Administrative Agent and the Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to each Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

    11. EXECUTIION OF FINANCING STATEMENTS. Pursuant to Section 9-402 of the Code or any applicable law, each Grantor authorizes the Administrative Agent to file financing statements with respect to the Collateral without the signature of each Grantor in such form and in such filing offices as the Administrative Agent reasonably determines appropriate to perfect the security interests of the Administrative Agent under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction (except in Canada).

    12. AUTHORITY OF ADMINISTRATIVE AGENT. Each Grantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and each Grantor, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and each Grantor shall be under no obligation, or entitlement, to make any inquiry respecting such authority.

    13. NOTICES. All notices, requests and demands to or upon the Administrative Agent or each Grantor hereunder shall be effected in the manner provided for in subsection 10.2 of the Credit Agreement.

    14. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

    15. AMENDMENTS IN WRITING; NO WAIVER; CUMULATIVE REMEDIES.

    15.1 AMENDMENTS IN WRITING. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each Grantor and the Administrative Agent, PROVIDED that any provision of this Agreement imposing obligations on any Grantor may be waived by the Administrative Agent in a written instrument executed by the Administrative Agent.

    15.2 NO WAIVER BY COURSE OF CONDUCT. Neither the Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to subsection 15.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion.

    15.3 REMEDIES CUMULATIVE. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

    16. SECTION HEADINGS. The Section and subsection headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

    17. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Administrative Agent and the Lenders and their successors and permitted assigns under the Credit Agreement.

    18. ATTACHMENT. The parties hereby acknowledge that (i) value has been given; (ii) each Grantor has rights in the Collateral; (iii) they have not agreed to postpone the time of attachment of the security interest; and (iv) each Grantor has received a duplicate original copy of this Agreement.

    19. GOVERNING LAW. This Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York except with respect to the security interests granted hereby in deposit accounts which shall be governed by the law of the State of California.

    20. TERMINATION AND RELEASE OF COLLATERAL. At such time as the Obligations then due and payable have been fully satisfied and the Commitments terminated, the Collateral shall be released from the lien created by this Agreement, and the security interest created by this Agreement and all obligations of the Grantors with respect thereto shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. Upon request of any Grantor following any such termination, the Administrative Agent will deliver (at the sole cost and expense of such Grantor) to such Grantor any Collateral held by the Administrative Agent hereunder, and execute and deliver (at the sole cost and expense of such Grantor) to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

    21. WAIVERS OF JURY TRIAL. EACH GRANTOR, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

         IN WITNESS WHEREOF, the undersigned has caused this Security Agreement to be duly executed and delivered as of the date first above written.

                              CORE-MARK INTERNATIONAL, INC.




                              By: ___________________________________
                                 Name:
                                 Title:


                              C/M PRODUCTS, INC.



                              By: ___________________________________
                                 Name:
                                 Title:


                              CORE-MARK INTERRELATED COMPANIES,
                              INC.



                              By: ___________________________________
                                 Name:
                                 Title:


                              CORE-MARK MIDCONTINENT, INC.



                              By: ___________________________________
                                 Name:
                                 Title:

STATE OF NEW YORK     )
                              : ss:
COUNTY OF NEW YORK     )


         On August __, 1996, before me personally came ___________________, to me known, who, by me duly sworn, did depose and say that deponent resides at __________________________________, deponent is _____________________ of
_________________________________________________, the corporation described in and which executed the foregoing instrument; that the seal affixed to said instrument is the corporate seal of such corporation and that it was so affixed by order of the Board of Directors of such corporation; and that deponent signed deponent's name thereto by like order.


                                  ________________________________________
                                  Notary Public

                                      SCHEDULE 1
                          COPYRIGHTS AND COPYRIGHT LICENSES



The Company is a party to general software license agreements for programs used in day to day operations (e.g., Lotus, Excel, Microsoft Word, etc.)

                                      SCHEDULE 2
                              PATENTS AND PATENT LICENSES




                                        -none-

                                      SCHEDULE 3
                          TRADEMARKS AND TRADEMARK LICENSES

                            CORE-MARK INTERNATIONAL, INC.


                                       Registration     Registration  Renewal
Jurisdiction     Mark                  Number           Date          Date
------------     ----                  -----            ----          ----

United States    Cable Car                929,258        2/15/72       2/15/02
United States    Cable Car &            1,810,976       12/14/93      12/14/03
                 Design
United States    Capt'n Slush           1,240,974         6/7/83        6/7/03
United States    Convenience 2000       1,826,573        3/15/94       3/15/04
United States    Convenience 2000       1,827,690        3/22/94       3/22/04
                 & Design
United States    Core-Mark              1,283,707        6/26/84       6/26/04
United States    Core-Mark &            1,834,121         5/3/94        5/3/04
                 Design
United States    Core-Mark &            1,834,123         5/3/94        5/3/04
                 Design
United States    Spacevues              1,742,013       12/22/92      12/22/02
United States    Starmark               1,605,239        7/10/90       7/10/00
Canada           Core-Mark            TMA 272,823       10/15/82      10/15/97
Canada           Core-Mark &          TMA 279,410        5/13/83       5/13/98
                 Design
Canada           Core-Mark &          TMA 433,460        9/16/94       9/16/10
                 Design
Canada           Core-Mark &          TMA 432,801        9/02/94       9/02/10
                 Design
Canada           Fast 'N Fresh        TMA 349,558       12/23/88      12/23/03
Canada           Fast 'N Tasty &      TMA 456,145        3/22/96       3/22/11
                 Design

                       Trademark and Service Mark Applications
                       ---------------------------------------

                                      Application       Application
Jurisdiction     Mark                 Number            Date
------------     ----                 ------            ----

United States    Starmark &            75/106,574        5/20/96
                 Design
United States    Tully's To Go         75/023,295       11/22/95
United States    Tully's To Go         75/072,803        3/14/96
                 & Design

                                      SCHEDULE 3
                          TRADEMARKS AND TRADEMARK LICENSES
                                       (PAGE 2)

                        CORE-MARK INTERRELATED COMPANIES, INC

                                     Registration   Registration       Renewal
Jurisdiction     Mark                Number         Date Date
------------     ---                 ------         ---- -----

United States    Best Buy               1,225,254        1/25/83       1/25/03
United States    Best Buy               1,801,011       10/26/93      10/26/03
United States    Best Buy               1,801,668       10/26/93      10/26/03
United States    Best Buy               1,225,253        1/25/83       1/25/03
                 & Design
United States    Best Buy               1,809,484        12/7/93       12/7/03
                 & Design
United States    Best Buy               1,833,456        4/26/94       4/26/04
                 & Design
United States    Best Buy               1,813,973        12/8/93      12/28/03
                 & Design
United States    Major Brand            1,404,520         8/5/86        8/5/06
Canada           Best Buy              TMA335,175      12/11/877      12/11/02
                 & Design

                       Trademark and Service Mark Applications
                       ---------------------------------------

                                     Registration   Registration       Renewal
Jurisdiction     Mark                Number         Date Date
------------     ---                 ------         ---- -----
None

                                      SCHEDULE 3
                          TRADEMARKS AND TRADEMARK LICENSES
                                       (PAGE 3)

                                  TRADEMARK LICENSES

1. Trademark License Agreement, dated as of July 1, 1993, by and between Famous Value Brands, a division of Philip Morris Incorporated (the "Licensee") and CORE-MARK INTERRELATED COMPANIES, INC. (the "Licensor").

2. Agreement, dated as of September 17, 1992, by and between Helme Tobacco Company (the "Licensee") and C/M Products, Inc. (the "Licensor"), with respect to trademarks owned by CORE-MARK INTERRELATED COMPANIES, INC.

3. Non-Exclusive Dealer Agreements, dated a of November 1, 1993, by and between Applied Business Corporation (the "Licensor") and CORE-MARK INTERNATIONAL, INC. (the "Licensee").

                                                                      SCHEDULE 4


                               INTENTIONALLY LEFT BLANK

                                      SCHEDULE 5
                         LOCATIONS OF EQUIPMENT AND INVENTORY

LOCATIONS OF EQUIPMENT:

U.S.

8333 Washington Place, N.E.
ALBUQUERQUE, Bernalillo County, NM 87113

200 Core-Mark Court
BAKERSFIELD, Kern County, CA 93307

311 Reed Circle (note:  AMI)
CORONA, Riverside County, CA 91720

353 Meyer Circle
CORONA, Riverside County, CA 91720

31300 Medallion Dr.
HAYWARD, Alameda County, CA 94544

2311 East 48th St.
VERNON, Los Angeles County, CA 90058

3970 Pell Circle
SACRAMENTO, Sacramento County, CA 95838

3650 Fraser St.
AURORA, Adams County, CO 60011

3950 West Harmon
LAS VEGAS, Clark County, NV 89103

245 Telegraph St.
RENO, Washoe County, NV 89502

13551 S.E. Johnson (note: Portland Division)
MILWAUKEE, Clackamas County, OR 97223

303 N.E. F St.
GRANTS PASS, Josephine County, OR 97526

3130 South 1030 West
SOUTH SALT LAKE CITY, Salt Lake County, UT
84119

North 1015 Dyer Rd.
SPOKANE, Spokane County, WA 99212

152 Lombard Street #608
SAN FRANCISCO, San Francisco, CA 94123

8225 Washington Place, N.E.
ALBUQUERQUE, Bernalillo County, NM 87113

8350 Fruitridge Road, #247
SACRAMENTO, Sacramento County, CA 95826

5545 West Latham St., Suite 3
PHOENIX, Maricopa County, AZ 85043

3164 East La Palma Ave. Unit #1
ANAHEIM, Orange County, CA 92806

184 West Club Center Dr., Unit F
SAN BERNARDINO, San Bernardino County, CA
92408

9235 Trade Place, Suite G
SAN DIEGO, San Diego County, CA 92126

1419 N. San Fernando Blvd., Suite 210
BURBANK, Los Angeles County, CA 91504

10 West 7th St.
EUREKA, Humboldt County, CA 95501

395 Oyster Point Blvd., Suite 415
SOUTH SAN FRANCISCO, San Mateo County, CA
94080

2409 East Butler Market Rd.
BEND, Deschutes County, OR 97701

1022 South 30th St.
TACOMA, Pierce County, WA 98424

431 W. Lambert Road, #300
BREA, Orange County, Ca 92621

4630 Pacific Hwy. East #B10
TACOMA, Pierce County, WA 98424

2468 Whipple Road
HAYWARD, Alameda County, CA 94544

SCHEDULE 5
PAGE 2

LOCATIONS OF EQUIPMENT: (CONT'D)

CANADA

8225 30th Street, Suite 140
CALGARY, AB, T2C 1H7, Canada

13951 Bridgeport Road
RICHMOND, BC, V6V 1J6, Canada

2924 Jacklin Road
VICTORIA, BC, V9B 3Y5, Canada

99 Banister Road
WINNIPEG, MB, R2R 0S2, Canada

4611 Viking Way
RICHMOND, BC V6V 2K9, Canada

4619 Marine Avenue
POWELL RIVER, BC, V8A 2K8, Canada

13160 Vanier Place, Suite 140
RICHMOND, BC, V6V 2J2, Canada

13211 Delf Place
RICHMOND, BC, V6V 2A2, Canada

9603 45th Avenue
EDMONTON, AB, T6E 5V8, Canada

550 McDonald Street
REGINA, SK, S4P, Canada

SCHEDULE 5
PAGE 3

LOCATIONS OF INVENTORY:

U.S.

8333 Washington Place, N.E.
ALBUQUERQUE, Bernalillo County, NM 87113

200 Core-Mark Court
BAKERSFIELD, Kern County, CA 93307

311 Reed Circle (note:  AMI)
CORONA, Riverside County, CA 91720

353 Meyer Circle
CORONA, Riverside County, CA 91720

31300 Medallion Dr.
HAYWARD, Alameda County, CA 94544

2311 East 48th St.
VERNON, Los Angeles County, CA 990058

3970 Pell Circle
SACRAMENTO, Sacramento County, CA 95838

3650 Fraser St.
AURORA, Adams County, CO 60011

3950 West Harmon
LAS VEGAS, Clark County, NV 89103

245 Telegraph St.
RENO, Washoe County, NV 89502

13551 S.E. Johnson (note: Portland Division)
MILWAUKEE, Clackamas County, OR 97223

303 N.E. F St.
GRANTS PASS, Josephine County, OR 97526

3130 South 1030 West
SOUTH SALT LAKE CITY, Salt Lake County, UT
84119

North 1015 Dyer Rd.
SPOKANE, Spokane County, WA 99212

8225 Washington Place, NE
ALBUQUERQUE, Benalillo County, NM 87113

8350 Fruitridge Rd.  # 247
SACRAMENTO, Sacramento County, CA 95826

CANADA

8225 30th Street, Suite 140
CALGARY, AB, T2C 1H7, Canada

13160 Vanier Place, Suite 140
RICHMOND, BC, V6V 2J2, Canada

2924 Jacklin Road
VICTORIA, BC, V9B 3Y5, Canada

99 Banister Road
WINNIPEG, MB, R2R 0S2, Canada

PUBLIC WAREHOUSES OCCASIONALLY
USED:

U.S.:

Desert Empire Transfer & Storage
258 E. Commercial Rd.
San Bernardino, CA 92408

California Distribution Centers, Inc.
2080 Enterprise Blvd.
West Sacramento, CA 95691

United States Cold Storage of California
3100 52nd Avenue
Sacramento, CA 95823

                                      SCHEDULE 6
                          LOCATION OF CHIEF EXECUTIVE OFFICE


    GRANTOR                       LOCATION
    -------                       --------

Core-Mark International, Inc.     395 Oyster Point Boulevard #415
                                  South San Francisco, CA 94080

C/M Products, Inc.                395 Oyster Point Boulevard #415
                                  South San Francisco, CA 94080

Core-Mark Interrelated            395 Oyster Point Boulevard #415
    Companies, Inc.               South San Francisco, CA 94080

Core-Mark Midcontinent, Inc.      395 Oyster Point Boulevard #415
                                  South San Francisco, CA 94080

                                      SCHEDULE 7

                                 DEPOSIT BANKS/CANADA

NAME AND ADDRESS OF BANK                    ACCOUNT NUMBER
----------------------------                ----------------------------------

BANK OF MONTREAL                               CANADIAN CASH
FIRST BANK TOWER, 6TH FL                     COLLATERAL ACCOUNT
595 BURRARD STREET                          07600-0000-313
VANCOUVER, B.C. V7X 1L5                     C$ Concentration Acct
ATTN: ERIC LINDSTROM

THE BANK OF NOVA SCOTIA                        DEPOSIT ACCOUNT
650 WEST GEORGIA ST. 34TH FL                11239-002-0010-15
VANCOUVER, B.C., V6B 4N7                       Visa Deposit/Calgary
ATTN: MARK CLAYARDS                         Transfer to Bk Montreal weekly

                                               DEPOSIT ACCOUNT
                                            71480-002-00009-14
                                               Visa Deposit Richmond
                                            Transfer to Bk Montreal weekly

CANADIAN IMPERIAL BANK                         DEPOSIT ACCOUNT
 OF COMMERCE                                00307-2604310
1727 ELLICE AVE.                               Visa & Master Card Deposit
WINNIPEG, M.B. R3H 0B4                      Calgary
                                            Transfer to Bk Montreal weekly

                                      SCHEDULE 7

                       COLLECTION ACCOUNT AND DEPOSITORY BANKS
                                     (CONTINUED)

NAME AND ADDRESS OF BANK                    ACCOUNT NUMBER
-------------------------                   --------------------------------

CHASE MANHATTAN BANK-NEW YORK                 US CASH COLLATERAL
1 CHASE PLAZA                               910-2-775740
NEW YORK, NY 10081                              Chase Controls
ATTN:  LEONARD PENN (SAN FRANCISCO)
                                            L/C COLLATERAL
                                            910-2-775732
                                                Chase Controls

WELLS FARGO/FIRST INTERSTATE                  DEPOSITORY ACCOUNT
BANK OF ARIZONA                             1620-12120
114 WEST ADAMS STREET                       Depository/Corona
MAIL SORT 967
PHOENIX, ARIZONA 85003                        DEPOSITORY ACCOUNT
ATTN: ED BAROSKY (WELLS SAN FRANCISCO)      1829-12192
                                            Depository/Las Vegas

WELLS FARGO/FIRST INTERSTATE                COLLECTION ACCOUNT
BANK OF CALIFORNIA                          149-643-709
707 WILSHIRE BOULEVARD                      Sweep account for non-Calif
LOS ANGELES, CALIFORNIA 90017               ACH activity
ATTN: ED BAROSKY (WELLS SAN FRANCISCO)

WELLS FARGO/FIRST INTERSTATE                  DEPOSITORY ACCOUNT
BANK OF DENVER                              4785940
633 SEVENTEENTH STREET                      Depository/Denver (CMI)
3N-056                                      Lockbox
DENVER, COLORADO 80270
ATTN: ED BAROSKY (WELLS SAN FRANCISCO)

WELLS FARGO/FIRST INTERSTATE                  DEPOSITORY ACCOUNT
BANK OF NEVADA                              147-316-3763
3800 HOWARD HUGHES PARKWAY                  Depository/Las Vegas
NUMBER 811LV
LAS VEGAS, NEVADA 89109                       DEPOSITORY ACCOUNT
ATTN: ED BAROSKY (WELLS SAN FRANCISCO)      002-2572-642
                                            Depository/Reno

                                      SCHEDULE 7

                       COLLECTION ACCOUNT AND DEPOSITORY BANKS
                                     (CONTINUED)

NAME AND ADDRESS OF BANK                      ACCOUNT NUMBER
-------------------------------             --------------------------------
WELLS FARGO/FIRST INTERSTATE                  DEPOSITORY ACCOUNT
BANK OF OREGON                              189-002378-7
1300 S.W. FIFTH AVENE                       Depository/Portland
T-19                                        Lockbox
PORTLAND, OREGON 97201
ATTN: ED BAROSKY (WELLS SAN FRANCISCO)        DEPOSITORY ACCOUNT
                                            427-011809-5
                                            Depository/Grants Pass

WELLS FARGO/FIRST INTERSTATE                  DEPOSITORY ACCOUNT
BANK OF UTAH                                02-07137-1
180 SOUTH MAIN                              Depository/Salt Lake City
SALT LAKE CITY, UTAH 84101
ATTN: ED BAROSKY (WELLS SAN FRANCISCO)

WELLS FARGO/FIRST INTERSTATE                  DEPOSITORY ACCOUNT
BANK OF WASHINGTON                          300-080-065
999 THIRD AVENUE, MAIL STATION 886          Depository/Spokane
SEATTLE, WASHINGTON 98104
ATTN: ED BAROSKY (WELLS SAN FRANCISCO)        DEPOSITORY ACCOUNT
                                            303-651-950
                                            Depository/Spokane

SUNWEST BANK                                COLLECTION ACCOUNT
P.O. BOX 25500                              0109656314
ALBUQUERQUE, NEW MEXICO 87125               Depository/Albuquerque
HAZEL HILL

WELLS FARGO BANK                            COLLECTION ACCOUNT
420 MONTGOMERY STREET                       4518-099999
SAN FRANCISCO, CA 94194                     California Depository/Lockbox
  ATTN: ED BAROSKY                               Lockbox address
                                                   Sacramento        dept 44110
                                                     Hayward         dept 44238
                                                   Los Angeles       dept 66514
                                                     Corona          dept 66579
                                                   Bakersfield       dept 66543

                                      SCHEDULE 8
                            INSTRUMENTS AND CHATTEL PAPER

1. Series B Bonds issued by Apex Oil Company, Inc. due November 2000 with an aggregate principal balance of $183,305. No fair market value is available.

2. Promissory Note of Antranik A. Hindoyan, an individual and Elizabeth Hindoyan, an individual, doing business as Sunset Shell and Sunset Shell Food Mart and with an additional debtor of Hindoyan Enterprises, Inc., with an outstanding balance of $1,118,150 and maturity date of February 1, 1997. A balloon payment of $1,065,642 is due on February 1, 1997. Substantially all of the principal is expected to be renegotiated and the maturity date extended under a new promissory note agreement to be entered into at maturity.

3. Promissory Note of Dennis Sheldon, an individual doing business as Dennis Discount Depot with an outstanding balance of $151,703 and maturity date of June 20, 1996.

                                      SCHEDULE 9
                             PERMITTED UNBLOCKED ACCOUNTS
                                       (PAGE 1)

NAME AND ADDRESS OF BANK                    ACCOUNT NUMBER
---------------------------                 ---------------

BANK OF MONTREAL                            07600-0000-426
FIRST BANK TOWER, 6TH FL.                   CS Disbursement/ZBA
595 BURRARD STREET
VANCOUVER, B.C. V7X 1L5                     07800-1168-054
                                            C$ Cigarette EFT/ZBA

                                            07600-1102-397
                                            C$ Payroll/ZBA

                                            07600-1154-963
                                            C$ Manual Payroll/ZBA

                                            0782-1056-724
                                            Returned Items/Richmond

                                            2788-1019-392
                                            Returned Items/Calgary

                                            07600-4601-086
                                            US $ Account

                                            0004-7034-355
                                            CAN $ Loan Balance Acct.

CHASE MANHATTAN BANK-NEW YORK               910-2-775419
1 CHASE PLAZA                               Concentration (disbursement)
NEW YORK, NY 10081
ATTN: LEONARD PENN (SAN FRANCISCO)          910-2-775427
                                            Cigarette EFT/ZBA

                                            910-2-775435
                                            Non Cigarette EFT/ZBA

                                            910-2-775443
                                            CMI Originated EFT/ZBA

CHASE MANHATTAN BANK-SYRACUSE               601-8-09668
6040 TARBELL RD.                            Accounts payable/checking
SYRACUSE, NEW YORK 13206                    ZBA
ATTN: LEONARD PENN (SAN FRANCISCO)

CITIBANK-NEW YORK                           4064-2251
399 PARK AVE                                Master Disbursement
NEW YORK, NY 10043

                                      SCHEDULE 9
                             PERMITTED UNBLOCKED ACCOUNTS
                                       (PAGE 2)


NAME AND ADDRESS OF BANK                         ACCOUNT NUMBER
-------------------------                        --------------

CITIBANK-DELAWARE                           4002-3661
ONE PENN'S WAY                              Disbursement Funding
NEW CASTLE, DE 19720
                                            4002-2768
                                            Accounts payable

                                            4002-3733
                                            EDI/EFT

                                            4002-3741
                                            non cig EFT/EDI

                                            3911-1795
                                            CMI initiated EFT/EDI

WELLS FARGO/FIRST INTERSTATE                149-543-203
BANK OF CALIFORNIA                          Payroll
707 WILSHIRE BOULEVARD
MAIL SORT W12-17
LOS ANGELES, CALIFORNIA 90017
ATTN: ED BAROSKY (WELLS SAN FRANCISCO)

WELLS FARGO/FIRST INTERSTATE                7633249
BANK OF DENVER                              Tradeshow Petty Cash
633 SEVENTEENTH STREET
3N-056                                      5035851
DENVER, COLORADO 80270                      Petty Cash/Denver
ATTN: ED BAROSKY (WELLS SAN FRANCISCO)

WELLS FARGO/FIRST INTERSTATE                147-018-6965
BANK OF NEVADA                              Petty Cash/Las Vegas
3800 HOWARD HUGHES PARKWAY
NUMBER 881LV                                002-0176-982
LAS VEGAS, NEVADA 89100                     Petty Cash/Reno
ATTN: ED BAROSKY (WELLS SAN FRANCISCO)

  WELLS FARGO BANK                          4518-110584
420 MONTGOMERY STREET                       Payroll/to replace FIB
SAN FRANCISCO, CA. 94194
  ATTN: ED BAROSKY                          4518-100110
                                            Petty Cash/Corona

                                            4518-100292
                                            Petty Cash/Sacramento

                                            4518-100235
                                            Petty Cash/Los Angeles

                                            4518-100177
                                            Petty Cash/Bakersfield

                                                                EXHIBIT A-1 TO
                                                            SECURITY AGREEMENT

                            [FORM OF]

                        DEPOSITORY LETTER


[Addressee]


    Re:  Account Nos. PER THE ATTACHED SCHEDULE


        Core-Mark International, Inc. (the "ASSIGNOR") currently maintains with you (the "DEPOSITORY"), the bank accounts identified in the attached schedules (the "DEPOSITORY ACCOUNT"). The Assignor hereby irrevocably notifies and instructs the Depository with respect to the Depository Account as set forth below, and hereby requests the Depository to indicate its acceptance of and agreement to be bound by the terms hereof by signing in the space provided for below.

        (1) In order to provide security for certain obligations of the Assignor under the Credit Agreement dated as of August 7, 1996 (as amended and in effect from time to time, the "CREDIT AGREEMENT") among the Assignor, each of the banks and financial institutions parties thereto (the "Lenders") and The Chase Manhattan Bank, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT"), the Assignor has granted to the Administrative Agent for the benefit of the Lenders a security interest (the "SECURITY INTEREST") in the Collateral (as defined in the Security Agreement dated as of August 7, 1996 between the Assignor and the Administrative Agent (as amended and in effect from time to time, the "SECURITY AGREEMENT")), which includes, without limitation, all of the Assignor's accounts (as such term is defined in the Uniform Commercial Code (the "UCC")), now owned or hereafter acquired, all amounts due and to become due under any of the foregoing and all products and proceeds of any and all of the foregoing.

        (2) In connection with the granting of the Security Interest in the Collateral by the Assignor to the Administrative Agent for the benefit of the Lenders, the Assignor has granted and transferred to the Administrative Agent for the benefit of the Lenders a Security Interest in (a) the Depository Account, (b) all of the items from time to time in the Depository Account (it being acknowledged that such items constitute proceeds, within the meaning of the UCC, of the Collateral) and (c) all of the proceeds of such items.

        (3) Subject to the further instructions of the Administrative Agent, the Depository is hereby directed to transfer, at the start of each business day, in same day funds, all available funds on deposit in the Depository Account (less any minimum required balances) to Account No.______________ (the "COLLECTION ACCOUNT") maintained at First Interstate Bank (California), which account has been assigned by Assignor to the Administrative Agent.

        (4) The Depository is hereby notified that (i) the Administrative Agent is authorized and empowered to direct the Depository administering the Depository Account and any related lockboxes to remit all future payments directly to other designated accounts maintained by the Administrative Agent and (ii) the Assignor has agreed that it will not withdraw any funds in the Depository Account without the prior written consent of the Administrative Agent. Such direction may be given by the Administrative Agent either in its own name or as a secured party, or in the name of the Assignor pursuant to an irrevocable power of attorney (which power is coupled with an interest) heretofore granted by the Assignor in favor of the Administrative Agent. The Depository is hereby irrevocably authorized and directed to abide by any such written direct payment instructions it may receive from the Administrative Agent in its own name or in the name of the Assignor. Such payment instructions shall only apply to good, collected funds held in the Depository Account.

        (5) By its acceptance hereof and agreement hereto, the Depository hereby (a) waives, with respect to all its existing and future claims against the Assignor, or any affiliate thereof, all existing and future rights for set-off and banker's liens against the Depository Account and all items and proceeds thereof that come into the possession of the Depository in connection with the Depository Account; PROVIDED, however, that the Depository retains the right to charge the Depository Account for all items deposited in the Depository Account and subsequently returned unpaid to the Depository and for any unpaid fees and expenses pertaining to the Depository Account or any related lockboxes; (b) represents and warrants to the best of its knowledge that except for the Depository Account and any other accounts disclosed to the Administrative Agent, there are no bank accounts that are maintained by the Depository with respect to the receivables of the Assignor;
(c) agrees to provide to the Administrative Agent written notice of any fees and expenses pertaining to the Depository Account or any related lockboxes that have not been paid by the Assignor and agrees not to discontinue any services pertaining to the Depository Account or such lockboxes until 30 days have elapsed from such notice being given by the Depository to the Administrative Agent and such fees and expenses shall not have been paid; (d) agrees to provide the Administrative Agent written notice (at The Chase Manhattan Bank, 270 Park Avenue, New York, NY 10017, Attention:
______________) simultaneously with the notice being given to the Assignor as required by an agreement, if any, governing the Depository Account, should it alter, change or discontinue any services pertaining to the Depository Account or such lockboxes, such alteration, change or discontinuance to be effective 30 days from such notice being given by the Depository to the Administrative Agent, or sooner should the Administrative Agent have consented in writing; (e) agrees that in the event any services pertaining to the Depository Account or such lockboxes are discontinued after notice by the Depository as aforesaid, the Depository will (subject to being furnished with reasonable assurances regarding payment of its related fees and expenses) comply with the Administrative Agent's reasonable instructions regarding the forwarding of any payments of items then contained or subsequently deposited in the Depository Account or delivered to any related lockboxes; (f) agrees that it shall not, without the prior written consent of the Administrative Agent, transfer any funds in the Depository Account; and (g) agrees to provide the Administrative Agent with access to daily balance reporting in respect of the Depository Account, including any necessary code or password.

        (6) The Depository confirms to the best of its knowledge and the Assignor confirms that true and correct copies of all existing agreements between the Assignor and the Depository with respect to the Depository Account or any related lockboxes or otherwise relating to the collection of receivables of the Assignor are attached.

        (7) This Letter Agreement (a) shall be effective as of the date first above written; (b) shall supersede any other agreement relating to the assignment of the Depository Account, including any bank account agreement between the Assignor and the Depository relating to collection of receivables of the Assignor but only to the extent that such other agreement is inconsistent with this Letter Agreement; (c) is binding upon the parties and their respective successors and assigns and shall inure to their benefit; (d) shall not in any way or to any extent be changed, amended, modified or waived without the Administrative Agent's and the Depository's prior written consent; (e) shall be governed by, and interpreted in accordance with, the laws of the State of New York; and (f) may be executed in any number of counterparts which together shall constitute one and the same instrument.
Any provision hereof that may prove unenforceable under any law or regulation shall not affect the validity of any other provision hereof. The execution, delivery and performance of this Letter

Agreement is within the corporate power of each of the Assignor, the Administrative Agent and the Depository, and has been duly authorized by all necessary corporate action.

        (8) All notices or instructions herein provided for shall be in writing and shall be deemed to have been given when delivered at or mailed, postage prepaid, or telecopied, to the intended recipient at the address specified below its name on the signature pages hereof, except that notices and communication to the Depository shall not be effective until received by the Depository.

        (9) The undersigned, First Interstate Bank Ltd. ("FIB"), has represented and warranted to the Administrative Agent that it is authorized to sign on behalf of the Depository. By signing in the space provided for below, FIB shall effectively bind the Depository to the instructions provided for herein.

                              Very truly yours,


                              CORE-MARK INTERNATIONAL, INC.


                              By: ________________________________
                                 Name:
                                 Title:
                                 Address:


ACCEPTED AND AGREED
AS AFORESAID:

[Name of Depository]


By:___________________________
   Name:
   Title:
   Address:


THE CHASE MANHATTAN BANK
   As Administrative Agent


By:
   Name:
   Title:
   Address:

                                                               EXHIBIT A-2-A TO
                                                             SECURITY AGREEMENT

                            [FORM OF]

                      DEPOSIT ACCOUNT LETTER
                        FOR CANADIAN CASH
                        COLLATERAL ACCOUNT


[Addressee]


    Re:  Account No.______________


         Core-Mark International, Inc. (the "ASSIGNOR") currently maintains with you (the "DEPOSITORY"), the bank account identified by the above-referenced account number (the "DEPOSIT ACCOUNT"). The Assignor hereby irrevocably notifies and instructs the Depository with respect to the Deposit Account as set forth below, and hereby requests the Depository to indicate its acceptance of and agreement to be bound by the terms hereof by signing in the space provided for below.

        (1) In order to provide security for certain obligations of the Assignor under the Credit Agreement dated as of August 7, 1996 (as amended and in effect from time to time, the "CREDIT AGREEMENT") among the Assignor, each of the banks and financial institutions parties thereto (the "Lenders") and The Chase Manhattan Bank, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT"), the Assignor has granted to the Administrative Agent for the benefit of the Lenders a security interest (the "SECURITY INTEREST") in the Collateral (as defined in the Security Agreement dated as of August 7, 1996 between the Assignor and the Administrative Agent (as amended and in effect from time to time, the "SECURITY AGREEMENT")), which includes, without limitation, all of the Assignor's accounts (as such term is defined in the Uniform Commercial Code (the "UCC")), now owned or hereafter acquired, all amounts due and to become due under any of the foregoing and all products and proceeds of any and all of the foregoing.

        (2) In connection with the granting of the Security Interest in the Collateral by the Assignor to the Administrative Agent for the benefit of the Lenders, the Assignor has granted and transferred to the Administrative Agent for the benefit of the Lenders a Security Interest in (a) the Deposit Account, (b) all of the items from time to time in the Deposit Account, (c) all investments made from amounts on deposit in the Deposit Account in term deposits and interest paid on such investments in term deposits and (d) all of the proceeds of such items.

        (3) The Depository is hereby notified that (i) the Administrative Agent is authorized and empowered to direct the Depository administering the Deposit Account to remit all future payments directly to the Administrative Agent. Such direction may be given by the Administrative Agent either in its own name or as a secured party, or in the name of the Assignor pursuant to an irrevocable power of attorney (which power is coupled with an interest) heretofore granted by the Assignor in favor of the Administrative Agent. The Depository is hereby irrevocably authorized and directed to abide by any such written direct payment instructions it may receive from the Administrative Agent in its own name or in the name of the Assignor. Such payment instructions shall only apply to good, collected funds held in the Deposit Account.

        (4) By its acceptance hereof and agreement hereto, the Depository hereby (a) waives, with respect to all its existing and future claims against the Assignor, or any affiliate thereof, all existing and future rights for set-off and banker's liens against the Deposit Account and all items and proceeds thereof that come into the possession of the Depository in connection with the Deposit Account; PROVIDED, however, that the Depository retains the right to charge the Deposit Account for all items deposited in the Deposit Account and subsequently returned unpaid to the Depository and for any unpaid fees and expenses pertaining to the Deposit Account; (b) represents and warrants to the best of its knowledge that except for the Deposit Account and any other accounts disclosed to the Administrative Agent, there are no bank accounts that are maintained by the Depository with respect to the receivables of the Assignor; (c) agrees to provide to the Administrative Agent written notice of any fees and expenses pertaining to the Deposit Account that have not been paid by the Assignor and agrees not to discontinue any services pertaining to the Deposit Account until 30 days have elapsed from such notice being given by the Depository to the Administrative Agent and such fees and expenses shall not have been paid; (d) agrees to provide the Administrative Agent written notice (at The Chase Manhattan Bank, 270 Park Avenue, New York, NY 10017, Attention: ______________) simultaneously with the notice being given to the Assignor as required by an agreement, if any, governing the Deposit Account, should it alter, change or discontinue any services pertaining to the Deposit Account, such alteration, change or discontinuance to be effective 30 days from such notice being given by the Depository to the Administrative Agent, or sooner should the Administrative Agent have consented in writing; (e) agrees that in the event any services pertaining to the Deposit Account are discontinued after notice by the Depository as aforesaid, the Depository will (subject to being furnished with reasonable assurances regarding payment of its related fees and expenses) comply with the Administrative Agent's reasonable instructions regarding the forwarding of any payments of items then contained or subsequently deposited in the Deposit Account; and (f) agrees to provide the Administrative Agent with access to daily balance reporting in respect of the Deposit Account, including any necessary code or password.

        (5) The Depository confirms to the best of its knowledge and the Assignor confirms that true and correct copies of all existing agreements between the Assignor and the Depository with respect to the Deposit Account or otherwise relating to the collection of receivables of the Assignor are attached.

        (6) This Letter Agreement (a) shall be effective as of the date first above written; (b) shall supersede any other agreement relating to the assignment of the Deposit Account, including any bank account agreement between the Assignor and the Depository relating to collection of receivables of the Assignor but only to the extent that such other agreement is inconsistent with this Letter Agreement; (c) is binding upon the parties and their respective successors and assigns and shall inure to their benefit; (d) shall not in any way or to any extent be changed, amended, modified or waived without the Administrative Agent's and the Depository's prior written consent; (e) shall be governed by, and interpreted in accordance with, the laws of the State of New York; and (f) may be executed in any number of counterparts which together shall constitute one and the same instrument.
Any provision hereof that may prove unenforceable under any law or regulation shall not affect the validity of any other provision hereof. The execution, delivery and performance of this Letter Agreement is within the corporate power of each of the Assignor, the Administrative Agent and the Depository, and has been duly authorized by all necessary corporate action.

        (7) All notices or instructions herein provided for shall be in writing and shall be deemed to have been given when delivered at or mailed, postage prepaid, or telecopied, to the intended recipient at the address specified below its name on the signature pages hereof, except that notices and communication to the Depository shall not be effective until received by the Depository.

                              Very truly yours,


                              CORE-MARK INTERNATIONAL, INC.


                              By: ____________________________________
                                 Name:
                                 Title:
                                 Address:


ACCEPTED AND AGREED
AS AFORESAID:

[Name of Depository]


By: ___________________________
   Name:
   Title:
   Address:


THE CHASE MANHATTAN BANK
  As Administrative Agent


By: ___________________________
   Name:
   Title:
   Address:

                                                               EXHIBIT A-2-B TO
                                                             SECURITY AGREEMENT

                            [FORM OF]

                      DEPOSIT ACCOUNT LETTER


[Addressee]


     Re:  Account No.______________


          Core-Mark International, Inc. (the "ASSIGNOR") currently maintains with you (the "DEPOSITORY"), the bank account identified by the above-referenced account number (the "DEPOSIT ACCOUNT"). The Assignor hereby irrevocably notifies and instructs the Depository with respect to the Deposit Account as set forth below, and hereby requests the Depository to indicate its acceptance of and agreement to be bound by the terms hereof by signing in the space provided for below.

        (1) In order to provide security for certain obligations of the Assignor under the Credit Agreement dated as of August 7, 1996 (as amended and in effect from time to time, the "CREDIT AGREEMENT") among the Assignor, each of the banks and financial institutions parties thereto (the "Lenders") and The Chase Manhattan Bank, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT"), the Assignor has granted to the Administrative Agent for the benefit of the Lenders a security interest (the "SECURITY INTEREST") in the Collateral (as defined in the Security Agreement dated as of August 7, 1996 between the Assignor and the Administrative Agent (as amended and in effect from time to time, the "SECURITY AGREEMENT")), which includes, without limitation, all of the Assignor's accounts (as such term is defined in the Uniform Commercial Code (the "UCC")), now owned or hereafter acquired, all amounts due and to become due under any of the foregoing and all products and proceeds of any and all of the foregoing.

        (2) In connection with the granting of the Security Interest in the Collateral by the Assignor to the Administrative Agent for the benefit of the Lenders, the Assignor has granted and transferred to the Administrative Agent for the benefit of the Lenders a Security Interest in (a) the Deposit Account, (b) all of the items from time to time in the Deposit Account and
(c) all of the proceeds of such items.

        (3) Subject to the further instructions of the Administrative Agent, the Depository is hereby authorized, upon the request of Bank of Montreal to transfer, at least once a week, in same day funds, all available funds on deposit in the Deposit Account (less any minimum required balances) to Account No.______________ (the "CANADIAN CASH COLLATERAL ACCOUNT") maintained at Bank of Montreal.

        (4) The Depository is hereby notified that the Administrative Agent is authorized and empowered to direct the Depository administering the Deposit Account and any related lockboxes to remit all future payments directly to other designated accounts maintained by the Administrative Agent.
 Such direction may be given by the Administrative Agent either in its own name or as a secured party, or in the name of the Assignor pursuant to an irrevocable power of attorney (which power is coupled with an interest) heretofore granted by the Assignor in favor of the Administrative Agent. The Depository is hereby irrevocably authorized and directed to abide by any such written direct payment instructions it may receive from the Administrative Agent in its own name or in the name of the Assignor. Such payment instructions shall only apply to good, collected funds held in the Deposit Account.

        (5) By its acceptance hereof and agreement hereto, the Depository hereby (a) waives, with respect to all its existing and future claims against the Assignor, or any affiliate thereof, all existing and future rights for set-off and banker's liens against the Deposit Account and all items and proceeds thereof that come into the possession of the Depository in connection with the Deposit Account; PROVIDED, however, that the Depository retains the right to charge the Deposit Account for all items deposited in the Deposit Account and subsequently returned unpaid to the Depository and for any unpaid fees and expenses pertaining to the Deposit Account; (b) represents and warrants to the best of its knowledge that except for the Deposit Account and any other accounts disclosed to the Administrative Agent, there are no bank accounts that are maintained by the Depository with respect to the receivables of the Assignor; (c) agrees to provide to the Administrative Agent written notice of any fees and expenses pertaining to the Deposit Account that have not been paid by the Assignor and agrees not to discontinue any services pertaining to the Deposit Account until 30 days have elapsed from such notice being given by the Depository to the Administrative Agent and such fees and expenses shall not have been paid; (d) agrees to provide the Administrative Agent written notice (at The Chase Manhattan Bank, 270 Park Avenue, New York, NY 10017, Attention: ______________) simultaneously with the notice being given to the Assignor as required by an agreement, if any, governing the Deposit Account, should it alter, change or discontinue any services pertaining to the Deposit Account such alteration, change or discontinuance to be effective 30 days from such notice being given by the Depository to the Administrative Agent, or sooner should the Administrative Agent have consented in writing; (e) agrees that in the event any services pertaining to the Deposit Account are discontinued after notice by the Depository as aforesaid, the Depository will (subject to being furnished with reasonable assurances regarding payment of its related fees and expenses) comply with the Administrative Agent's reasonable instructions regarding the forwarding of any payments of items then contained or subsequently deposited in the Deposit Account; (f) agrees that it shall not, without the prior written consent of the Administrative Agent, transfer any funds in the Deposit Account, except as provided in paragraph (3) above; and
(g) agrees to provide the Administrative Agent with access to daily balance reporting in respect of the Deposit Account, including any necessary code or password.

        (6) The Depository confirms to the best of its knowledge and the Assignor confirms that true and correct copies of all existing agreements between the Assignor and the Depository with respect to the Deposit Account or otherwise relating to the collection of receivables of the Assignor are attached.

        (7) This Letter Agreement (a) shall be effective as of the date first above written; (b) shall supersede any other agreement relating to the assignment of the Deposit Account, including any bank account agreement between the Assignor and the Depository relating to collection of receivables of the Assignor but only to the extent that such other agreement is inconsistent with this Letter Agreement; (c) is binding upon the parties and their respective successors and assigns and shall inure to their benefit; (d) shall not in any way or to any extent be changed, amended, modified or waived without the Administrative Agent's and the Depository's prior written consent; (e) shall be governed by, and interpreted in accordance with, the laws of the State of New York; and (f) may be executed in any number of counterparts which together shall constitute one and the same instrument.
Any provision hereof that may prove unenforceable under any law or regulation shall not affect the validity of any other provision hereof. The execution, delivery and performance of this Letter Agreement is within the corporate power of each of the Assignor, the Administrative Agent and the Depository, and has been duly authorized by all necessary corporate action.

        (8) All notices or instructions herein provided for shall be in writing and shall be deemed to have been given when delivered at or mailed, postage prepaid, or telecopied, to the intended recipient at the address specified below its name on the signature pages hereof, except that notices and communication to the Depository shall not be effective until received by the Depository.

                              Very truly yours,



                              CORE-MARK INTERNATIONAL, INC.


                              By: ___________________________________
                                 Name:
                                 Title:
                                 Address:


ACCEPTED AND AGREED
AS AFORESAID:

[Name of Depository]


By: __________________________
   Name:
   Title:
   Address:


THE CHASE MANHATTAN BANK
   As Administrative Agent


By: __________________________
   Name:
   Title:
   Address:

                                                                 EXHIBIT A-3 TO
                                                             SECURITY AGREEMENT


                            [FORM OF]

                     COLLECTION ACCOUNT LETTER

[Addressee]

     Re:  Account No.______________

          Core-Mark International, Inc. (the "ASSIGNOR") currently maintains with you (the "DEPOSITORY"), the bank account identified by the above-referenced account number (the "COLLECTION ACCOUNT"). The Assignor hereby irrevocably notifies and instructs the Depository with respect to the Collection Account as set forth below, and hereby requests the Depository to indicate its acceptance of and agreement to be bound by the terms hereof by signing in the space provided for below.

        (1) In order to provide security for certain obligations of the Assignor under the Credit Agreement dated as of August 7, 1996 (as amended and in effect from time to time, the "CREDIT AGREEMENT") among the Assignor, each of the banks and financial institutions parties thereto (the "Lenders") and The Chase Manhattan Bank, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT"), the Assignor has granted to the Administrative Agent for the benefit of the Lenders a security interest (the "SECURITY INTEREST") in the Collateral (as defined in the Security Agreement dated as of August 7, 1996 between the Assignor and the Administrative Agent (as amended and in effect from time to time, the "SECURITY AGREEMENT")), which includes, without limitation, all of the Assignor's accounts (as such term is defined in the Uniform Commercial Code (the "UCC")), now owned or hereafter acquired, all amounts due and to become due under any of the foregoing and all products and proceeds of any and all of the foregoing.

        (2) In connection with the granting of the Security Interest in the Collateral by the Assignor to the Administrative Agent for the benefit of the Lenders, the Assignor has granted and transferred to the Administrative Agent for the benefit of the Lenders a Security Interest in (a) the Collection Account, (b) all of the items from time to time in the Collection Account (it being acknowledged that such items constitute proceeds, within the meaning of the UCC, of the Collateral) and (c) all of the proceeds of such items.

        (3) Subject to the further instructions of the Administrative Agent, the Assignor is hereby directed to transfer, at the start of each business day, in same day funds, all available funds on deposit in the Collection Account (less any minimum required balances) to Account No.______________ (the "US COLLATERAL ACCOUNT") maintained by the Administrative Agent, but in no event shall such funds be transferred to an account other than an account maintained by the Administrative Agent.

        (4) The Depository is hereby notified that (i) the Administrative Agent is authorized and empowered to direct the Depository administering the Collection Account and any related lockboxes to remit all future payments directly to other designated accounts maintained by the Administrative Agent and (ii) the Assignor has agreed that it will not withdraw any funds in the Collection Account without the prior written consent of the Administrative Agent. Such direction may be given by the Administrative Agent either in its own name or as a secured party, or in the name of the Assignor pursuant to an irrevocable power of attorney (which power is coupled with an interest) heretofore granted by the Assignor in favor of the Administrative Agent. The Depository is hereby irrevocably authorized and directed to abide by any such written direct payment instructions it may receive from the Administrative Agent in its own name or in the name of the Assignor. Such payment instructions shall only apply to good, collected funds held in the Collection Account.

        (5) By its acceptance hereof and agreement hereto, the Depository hereby (a) waives, with respect to all its existing and future claims against the Assignor, or any affiliate thereof, all existing and future rights for set-off and banker's liens against the Collection Account and all items and proceeds thereof that come into the possession of the Depository in connection with the Collection Account; PROVIDED, however, that the Depository retains the right to charge the Collection Account for all items deposited in the Collection Account and subsequently returned unpaid to the Depository and for any unpaid fees and expenses pertaining to the Collection Account or any related lockboxes; (b) represents and warrants to the best of its knowledge that except for the Collection Account and any other accounts disclosed to the Administrative Agent, there are no bank accounts that are maintained by the Depository with respect to the receivables of the Assignor;
(c) agrees to provide to the Administrative Agent written notice of any fees and expenses pertaining to the Collection Account or any related lockboxes that have not been paid by the Assignor and agrees not to discontinue any services pertaining to the Collection Account or such lockboxes until 30 days have elapsed from such notice being given by the Depository to the Administrative Agent and such fees and expenses shall not have been paid; (d) agrees to provide the Administrative Agent written notice (at The Chase Manhattan Bank, 270 Park Avenue, New York, NY 10017, Attention:
______________) simultaneously with the notice being given to Assignor as required by an agreement, if any, governing the Collection Account, should it alter, change or discontinue any services pertaining to the Collection Account or such lockboxes, such alteration, change or discontinuance to be effective 30 days from such notice being given by the Depository to the Administrative Agent, or sooner should the Administrative Agent have consented in writing; (e) agrees that in the event any services pertaining to the Collection Account or such lockboxes are discontinued after notice by the Depository as aforesaid, the Depository will (subject to being furnished with reasonable assurances regarding payment of its related fees and expenses) comply with the Administrative Agent's reasonable instructions regarding the forwarding of any payments of items then contained or subsequently deposited in the Collection Account or delivered to any related lockboxes; (f) agrees that it shall not, without the prior written consent of the Administrative Agent, transfer any funds in the Collection Account; and (g) agrees to provide the Administrative Agent with access to daily balance reporting in respect of the Collection Account, including any necessary code or password.

        (6) The Depository confirms to the best of its knowledge and the Assignor confirms that true and correct copies of all existing agreements between the Assignor and the Depository with respect to the Collection Account or any related lockboxes or otherwise relating to the collection of receivables of the Assignor are attached.

        (7) This Letter Agreement (a) shall be effective as of the date first above written; (b) shall supersede any other agreement relating to the assignment of the Collection Account, including any bank account agreement between the Assignor and the Depository relating to collection of receivables of the Assignor but only to the extent that such other agreement is inconsistent with this Letter Agreement; (c) is binding upon the parties and their respective successors and assigns and shall inure to their benefit; (d) shall not in any way or to any extent be changed, amended, modified or waived without the Administrative Agent's and the Depository's prior written consent; (e) shall be governed by, and interpreted in accordance with, the laws of the State of New York; and (f) may be executed in any number of counterparts which together shall constitute one and the same instrument.
Any provision hereof that may prove unenforceable under any law or regulation shall not affect the validity of any other provision hereof. The execution, delivery and performance of this Letter

Agreement is within the corporate power of each of the Assignor, the Administrative Agent and the Depository, and has been duly authorized by all necessary corporate action.

        (8) All notices or instructions herein provided for shall be in writing and shall be deemed to have been given when delivered at or mailed, postage prepaid, or telecopied, to the intended recipient at the address specified below its name on the signature pages hereof, except that notices and communication to the Depository shall not be effective until received by the Depository.

                              Very truly yours,


                              CORE-MARK INTERNATIONAL, INC.


                              By: _________________________________
                                 Name:
                                 Title:
                                 Address:


ACCEPTED AND AGREED
AS AFORESAID:

[Name of Depository]


By: _________________________
   Name:
   Title:
   Address:


THE CHASE MANHATTAN BANK
   As Administrative Agent


By: _________________________
   Name:
   Title:
   Address:

                                                                 EXHIBIT D
                                                            TO CREDIT AGREEMENT

                                    [FORM OF]

                         BORROWER STOCK PLEDGE AGREEMENT


          BORROWER STOCK PLEDGE AGREEMENT, dated as of August 7, 1996, made by CORE-MARK INTERNATIONAL, INC., a Delaware corporation (the "BORROWER"), in favor of THE CHASE MANHATTAN BANK, as Administrative Agent (in such capacity, the "ADMINISTRATIVE AGENT") for the Lenders parties to the Credit Agreement, dated as of August 7, 1996 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Borrower, the Administrative Agent and such Lenders.

                              W I T N E S S E T H:


     WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make Loans to and issue or participate in Letters of Credit for the account of, the Borrower upon the terms and subject to the conditions set forth therein;

     WHEREAS, the Borrower is the legal and beneficial owner of the shares of Pledged Stock (as hereinafter defined) issued by the Issuers (as hereinafter defined); and

     WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective Loans and other extensions of credit to the Borrower under the Credit Agreement that the Borrower shall have executed and delivered this Borrower Stock Pledge Agreement to the Administrative Agent for the ratable benefit of the Lenders.

          NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective Loans and other extensions of credit under the Credit Agreement, the Borrower hereby agrees with the Administrative Agent, for the ratable benefit of the Lenders, as follows:

     1. DEFINED TERMS. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     (b)  The following terms shall have the following meanings:

     "AGREEMENT": this Borrower Stock Pledge Agreement, as the same may be amended, modified or otherwise supplemented from time to time.

     "CODE": the Uniform Commercial Code from time to time in effect in the State of New York.

     "COLLATERAL":  the Pledged Stock and all Proceeds.

     "COLLATERAL ACCOUNT": any account established to hold money Proceeds, maintained under the sole dominion and control of the Administrative Agent, subject to withdrawal by the Administrative Agent for the account of the Lenders only as provided in subsection .

     "ISSUERS":  the collective reference to the companies identified on
SCHEDULE 1 attached hereto as the issuers of the Pledged Stock; individually, each an "ISSUER."

     "OBLIGATIONS": the collective reference to the unpaid principal of and interest on the Notes and all other obligations and liabilities of the Borrower to the Administrative Agent and the Lenders (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, the Notes, this Agreement, the other Loan Documents or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by the Borrower pursuant to the terms of the Credit Agreement or this Agreement or any other Loan Document).

     "PLEDGED STOCK": the shares of capital stock listed on SCHEDULE 1 hereto, together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by any Issuer to the Borrower in respect of the Pledged Stock while this Agreement is in effect.

     "PROCEEDS": all "proceeds" as such term is defined in Section 9-306(1) of the Uniform Commercial Code in effect in the State of New York on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Stock, collections thereon or distributions with respect thereto.

     "SECURITIES ACT":  the Securities Act of 1933, as amended.

     (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and subsection references are to this Agreement unless otherwise specified.

     (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

     2. PLEDGE; GRANT OF SECURITY INTEREST. The Borrower hereby delivers to the Administrative Agent, for the ratable benefit of the Lenders, all the Pledged Stock and hereby grants to the Administrative Agent, for the ratable benefit of the Lenders, a first priority security interest in the Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

     3. STOCK POWERS. Concurrently with the delivery to the Administrative Agent of each certificate representing one or more shares of Pledged Stock to the Administrative Agent, the Borrower shall deliver an undated stock power covering such certificate, duly executed in blank by the Borrower.

     4. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants that:

     (a) The shares of Pledged Stock constitute all the issued and outstanding shares of all classes of the capital stock of each Issuer.

     (b) All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.

     (c) The Borrower is the record and beneficial owner of, and has good and marketable title to, the Pledged Stock, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement.

     (d) Upon delivery to the Administrative Agent of the stock certificates evidencing the Pledged Stock (and assuming the Administrative Agent maintains possession of the same), the security interest created by this Agreement will constitute a valid, perfected first priority security interest in the Collateral, enforceable in accordance with its terms as such against all creditors of the Borrower and any Persons purporting to purchase any Collateral from the Borrower, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

     5. COVENANTS. The Borrower covenants and agrees with the Administrative Agent and the Lenders that, from and after the date of this Agreement until this Agreement is terminated and the security interests created hereby are released:

     (a) If the Borrower shall, as a result of its ownership of the Pledged Stock, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any shares of the Pledged Stock, or otherwise in respect thereof, the Borrower shall accept the same as the agent of the Administrative Agent and the Lenders, hold the same in trust for the benefit of the Administrative Agent and the Lenders and deliver the same forthwith to the Administrative Agent in the exact form received, duly endorsed by the Borrower to the Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank by the Borrower and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Obligations. In case any distribution of capital shall be made on or in respect of the Pledged Stock or any property shall be distributed upon or with respect to the Pledged Stock pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Stock shall be received by the Borrower and required to be paid to the Administrative Agent, the Borrower shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for the benefit of the Lenders, segregated from other funds of the Borrower, as additional collateral security for the Obligations.

     (b) Unless otherwise permitted under the Credit Agreement, without the prior written consent of the Administrative Agent, the Borrower will not (1) vote to enable, or take any other action to permit, any Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any Issuer, (2) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, (3) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the security interests created by this Agreement or (4) enter into any agreement or undertaking restricting the right or ability of the Borrower or the Administrative Agent to sell, assign or transfer any of the Collateral.

     (c) The Borrower shall maintain the security interest created by this Agreement as a first priority, perfected security interest and shall defend such security interest against claims and demands of all Persons whomsoever. At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of the Borrower, the Borrower will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the

Administrative Agent, duly endorsed in a manner reasonably satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Agreement.

     (d) The Borrower shall pay, and save the Administrative Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other like taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

     6. CASH DIVIDENDS; VOTING RIGHTS. Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given notice to the Borrower of the Administrative Agent's intent to exercise its corresponding rights pursuant to Section below, the Borrower shall be permitted to receive all cash dividends paid in the normal course of business of the Issuers and consistent with past practice, to the extent permitted in the Credit Agreement, in respect of the Pledged Stock and to exercise all voting and corporate rights with respect to the Pledged Stock; PROVIDED, HOWEVER, that no vote shall be cast or corporate right exercised or other action taken which, in the Administrative Agent's reasonable judgment, would impair the Collateral in a manner inconsistent with the Credit Agreement or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, the Notes, this Agreement or any other Loan Document.

     7. RIGHTS OF THE LENDERS AND THE ADMINISTRATIVE AGENT. (a) All money Proceeds received by the Administrative Agent hereunder shall be held by the Administrative Agent for the benefit of the Lenders in a Collateral Account. All Proceeds while held by the Administrative Agent in a Collateral Account (or by the Borrower in trust for the benefit of the Administrative Agent and the Lenders) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in subsection 8(a).

     (b) If an Event of Default shall occur and be continuing and the Administrative Agent shall give notice of its intent to exercise its rights, as specified below, to the Borrower, (1) the Administrative Agent shall have the right to receive any and all cash dividends paid in respect of the Pledged Stock and make application thereof to the Obligations in such order as the Administrative Agent may determine, and (2) all shares of the Pledged Stock shall be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise
(A) all voting, corporate and other rights pertaining to such shares of the Pledged Stock at any meeting of shareholders of any Issuer or otherwise and
(B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by the Borrower or the Administrative Agent of any right, privilege or option pertaining to such shares of the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to the Borrower to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

     8. REMEDIES. (a) If an Event of Default shall have occurred and be continuing, at any time at the Administrative Agent's election, the Administrative Agent may apply all or any part of Proceeds held in any Collateral Account in payment of the Obligations in such order as the Administrative Agent may elect.

     (b) If an Event of Default shall have occurred and be continuing, the Administrative Agent, on behalf of the Lenders, may exercise, in addition to all other rights and remedies granted in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Borrower or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give an option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Administrative Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Borrower, which right or equity is hereby waived or released. The Administrative Agent shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Administrative Agent, to the payment in whole or in part of the Obligations, in such order as the Administrative Agent may elect, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Administrative Agent account for the surplus, if any, to the Borrower. To the extent permitted by applicable law, the Borrower waives all claims, damages and demands it may acquire against the Administrative Agent or any Lender arising out of the exercise by them of any rights hereunder, except, in the case of the Administrative Agent or any Lender, to the extent of any gross negligence or willful misconduct on the part of the Administrative
Agent or such Lender, as the case may be. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Borrower shall remain liable for any deficiency if the proceeds of any sale or other disposition of Collateral are insufficient to pay the Obligations and the reasonable fees and disbursements of any attorneys employed by the Administrative Agent or any Lender to collect such deficiency.

     9. REGISTRATION RIGHTS; PRIVATE SALES. (a) If the Administrative Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section hereof, and if in the opinion of the Administrative Agent it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the Borrower will cause the Issuer thereof to (1) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Administrative Agent, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (2) to use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (3) to make all amendments thereto and/or to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Borrower agrees to cause such Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Administrative Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of
Section 11(a) of the Securities Act.

     (b) The Borrower recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof.
The Borrower acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

     (c) The Borrower further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section valid and binding and in compliance with any and all other applicable Requirements of Law. The Borrower further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Administrative Agent and the Lenders, that the Administrative Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against the Borrower, and the Borrower hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

     10. IRREVOCABLE AUTHORIZATION AND INSTRUCTION TO ISSUER. The Borrower hereby authorizes and instructs each Issuer to comply with any instruction received by it from the Administrative Agent in writing that (a) states that an Event of Default has occurred and (b) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from the Borrower, and the Borrower agrees that each Issuer shall be fully protected in so complying.

     11. ADMINISTRATIVE AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT. (a) The Borrower hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent of the Administrative Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Borrower and in the name of the Borrower or in the Administrative Agent's own name, from time to time in the Administrative Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer.

     (b) The Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in subsection 11(a). All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

     12. DUTY OF ADMINISTRATIVE AGENT. The Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar securities and property for its own account, except that the Administrative Agent shall have no obligation to invest funds held in any Collateral Account and may hold the same as demand deposits. Neither the Administrative Agent, any Lender nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Borrower or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

     13. EXECUTION OF FINANCING STATEMENTS. Pursuant to Section 9-402 of the Code, the Borrower authorizes the Administrative Agent to file financing statements with respect to the Collateral without the signature of the Borrower in such form and in such filing offices as the Administrative Agent reasonably determines appropriate to perfect the security interests of the Administrative Agent under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

     14. AUTHORITY OF ADMINISTRATIVE AGENT. The Borrower acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Borrower, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and neither the Borrower nor any Issuer shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

     15. NOTICES. All notices, requests and demands to or upon the Administrative Agent or the Borrower to be effective shall be in writing (or by telex, fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made (1) when delivered by hand or (2) if given by mail, when deposited in the mails by certified mail, return receipt requested, or (3) if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed to the Administrative Agent or the Borrower at its address or transmission number for notices provided in subsection 10.2 of the Credit Agreement. The Administrative Agent and the Borrower may change their addresses and transmission numbers for notices by notice in the manner provided in this Section.

     16. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     17. AMENDMENTS IN WRITING; NO WAIVER; CUMULATIVE REMEDIES. (a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Borrower and the Administrative Agent, PROVIDED that any provision of this Agreement may be waived by the Administrative

Agent and the Lenders in a letter or agreement executed by the Administrative Agent or by telex or facsimile transmission from the Administrative Agent.

     (b) Neither the Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to subsection 17(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion.

     (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

     18. SECTION HEADINGS. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

     19. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the successors and assigns of the Borrower and shall inure to the benefit of the Administrative Agent and the Lenders and their successors and permitted assigns.

     20. GOVERNING LAW. This Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

     21. TERMINATION AND RELEASE OF COLLATERAL. At such time as the Obligations then due and payable have been fully satisfied and the Commitments terminated, the Collateral shall be released from the lien created by this Agreement, and the security interest created by this Agreement and all obligations of the Issuers and the Borrower with respect thereto shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Borrower. Upon request of the Borrower following any such termination, the Administrative Agent will deliver (at the sole cost and expense of the Borrower) to the Borrower any Collateral held by the Administrative Agent hereunder, and execute and deliver (at the sole cost and expense of the Borrower) to the Borrower such documents as the Borrower shall reasonably request to evidence such termination.

     IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

                                       CORE-MARK INTERNATIONAL, INC.



                                       By:--------------------------
                                         Name:
                                         Title:

                          ACKNOWLEDGEMENT AND CONSENT

     Each of the Issuers referred to in the foregoing Borrower Stock Pledge Agreement hereby acknowledges receipt of a copy of the Borrower Stock Pledge Agreement dated as of August 7, 1996, made by Core-Mark International, Inc. for the benefit of The Chase Manhattan Bank, as Administrative Agent (the "PLEDGE AGREEMENT"). The undersigned agrees for the benefit of the Administrative Agent and the Lenders as follows:

     1. The undersigned will be bound by the terms of the Pledge Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

     2. The undersigned will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in subsection 5(a) of the Pledge Agreement.

     3. The terms of subsection 9(c) of the Pledge Agreement shall apply to it, MUTATIS MUTANDIS, with respect to all actions that may be required of it under or pursuant to or arising out of Section 9 of the Pledge Agreement.


                                    C/M PRODUCTS, INC.


                                    By: __________________________
                                       Name:
                                       Title:

                                    Address for
                                    Notices:  395 Oyster Point Blvd., Suite 415,
                                              South San Francisco, CA 94080

                                    Fax:      (415) 952-4284


                                    CORE-MARK INTERRELATED COMPANIES, INC.

                                      By:___________________________

                                         Name:
                                         Title:

                                    Address for
                                    Notices:  395 Oyster Point Blvd., Suite 415,
                                                 South San Francisco, CA 94080

                                      Fax:      (415) 952-4284

                                    CORE-MARK MIDCONTINENT, INC.


                                      By:___________________________
                                        Name:
                                        Title:

                                    Address for
                                    Notices: 395 Oyster Point Blvd., Suite 415,
                                               South San Francisco, CA 94080

                                      Fax:     (415) 952-4284

                                   SCHEDULE 1
                              TO PLEDGE AGREEMENT


                          DESCRIPTION OF PLEDGED STOCK

                               Class of   Stock Certificate
         Issuer                 Stock           Number        No. of  Shares
-----------------------------  --------   -----------------   --------------
C/M Products, Inc.             Common             2                    100

Core-Mark Interrelated         Common             3              1,000,000
  Companies, Inc.

Core-Mark Midcontinent, Inc.   Common             3                  2,000

                                                                  EXHIBIT E TO
                                                              CREDIT AGREEMENT

                                    [FORM OF]

                             SUBSIDIARIES GUARANTEE


     SUBSIDIARIES GUARANTEE, dated as of August 7, 1996, made by each of the corporations that are signatories hereto (the "GUARANTORS"), in favor of THE CHASE MANHATTAN BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") for the lenders (the "LENDERS") parties to the Credit Agreement, dated as of August 7, 1996 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Core-Mark International, Inc. (the "BORROWER"), the Lenders and the Administrative Agent.

                              W I T N E S S E T H:


     WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make Loans to and issue or participate in Letters of Credit for the account of, the Borrower upon the terms and subject to the conditions set forth therein;

     WHEREAS, the Borrower owns directly or indirectly all of the issued and outstanding stock of each Guarantor;

     WHEREAS, the proceeds of the Loans and other extensions of credit will be used in part to enable the Borrower to make valuable transfers to each Guarantor in connection with the operation of their respective businesses;

     WHEREAS, the Borrower and the Guarantors are engaged in related businesses, and each Guarantor will derive substantial direct and indirect benefit from the making of the Loans and other extensions of credit; and

     WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective Loans and other extensions of credit to the Borrower under the Credit Agreement that the Guarantors shall have executed and delivered this Guarantee to the Administrative Agent for the ratable benefit of the Lenders.

     NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective Loans and other extensions of credit to the Borrower under the Credit Agreement, the Guarantors hereby agree with the Administrative Agent, for the ratable benefit of the Lenders, as follows:

     1. DEFINED TERMS. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement and the following terms shall have the following meanings:

          "OBLIGATIONS": the collective reference to the unpaid principal of and interest on the Notes and all other obligations and liabilities of the Borrower to the Administrative Agent or the Lenders (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, the Notes, the other Loan Documents or any other document made, delivered or given in connection therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by the Borrower or the Guarantor pursuant to the terms of the Credit Agreement or this Agreement or any other Loan Document).

     (b) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and section and subsection references are to this Guarantee unless otherwise specified.

     (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

     2. GUARANTEE (a) Subject to the provisions of subsection , each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

     (b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors.

     (c) Each Guarantor further agrees to pay any and all expenses (including, without limitation, all reasonable fees and disbursements of counsel) which may be paid or incurred by the Administrative Agent or any Lender in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, such Guarantor under this Guarantee. This Guarantee shall remain in full force and effect until the Obligations are paid in full, the Commitments are terminated and no Letters of Credit are outstanding, notwithstanding that from time to time prior thereto the Borrower may be free from any Obligations.

     (d) Each Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing this Guarantee or affecting the rights and remedies of the Administrative Agent or any Lender hereunder.

     (e) No payment or payments made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any Lender from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment or payments other than payments made by such Guarantor in respect of the Obligations or payments received or collected from such Guarantor in respect of the Obligations, remain liable for the Obligations up to the maximum liability of such Guarantor hereunder until the Obligations are paid in full, the Commitments are terminated and no Letters of Credit are outstanding.

      (f) Each Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Administrative Agent or any Lender on account of its liability hereunder, it will notify the Administrative Agent in writing that such payment is made under this Guarantee for such purpose.

     3. RIGHT OF CONTRIBUTION. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder who has not paid its proportionate share of such payment. Each Guarantor's right of contribution shall be subject to the terms and conditions of Section hereof.
 The provisions of this Section shall in no respect limit the obligations and liabilities of any Guarantor to the Administrative Agent and the Lenders, and each Guarantor shall remain liable to the Administrative Agent and the Lenders for the full amount guaranteed by such Guarantor hereunder.

     4. RIGHT OF SET-OFF. Upon the occurrence and continuance of any Event of Default, each Guarantor hereby irrevocably authorizes each Lender at any time and from time to time without notice to such Guarantor or any other Guarantor, any such notice being expressly waived by each Guarantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender to or for the credit or the account of such Guarantor, or any part thereof in such amounts as such Lender may elect, against and on account of the obligations and liabilities of such Guarantor to such Lender hereunder and claims of every nature and description of such Lender against such Guarantor, in any currency, whether arising hereunder, under the Credit Agreement, any Note, any other Loan Document or otherwise, as such Lender may elect, whether or not the Administrative Agent or any Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Administrative Agent and each Lender shall notify such Guarantor promptly of any such set-off and the application made by the Administrative Agent or such Lender, PROVIDED that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent and each Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Administrative Agent or such Lender may have.

     5. NO SUBROGATION. Notwithstanding any payment or payments made by any of the Guarantors hereunder or any set-off or application of funds of any of the Guarantors by any Lender, no Guarantor shall be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by any Lender for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Administrative Agent and the Lenders by the Borrower on account of the Obligations are paid in full and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.

     6. AMENDMENTS, ETC. WITH RESPECT TO THE OBLIGATIONS; WAIVER OF RIGHTS. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Obligations made by the Administrative Agent or any Lender may be rescinded by such party and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Lender, and the Credit Agreement, the Notes and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Majority Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against any of the Guarantors, the Administrative Agent or any Lender may, but shall be under no obligation to, make a similar demand on the Borrower or any other Guarantor or guarantor, and any failure by the Administrative Agent or any Lender to make any such demand or to collect any payments from the Borrower or any such other Guarantor or guarantor or any release of the Borrower or such other Guarantor or guarantor shall not relieve any of the Guarantors in respect of which a demand or collection is not made or any of the Guarantors not so released of their several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Administrative Agent or any Lender against any of the Guarantors. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

     7. GUARANTEE ABSOLUTE AND UNCONDITIONAL. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon this Guarantee or acceptance of this Guarantee, the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Administrative Agent and the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guarantee. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Obligations. Each Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity, regularity or enforceability of the Credit Agreement, any Note or any other Loan Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Lender (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower against the Administrative Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Obligations, or of such Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against any Guarantor, the Administrative Agent and any Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Borrower or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Lender to pursue such other rights or remedies or to collect any payments from the Borrower or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve such Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent and the Lenders against such Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Administrative Agent and the Lenders, and their respective permitted successors, indorsees, transferees and assigns, until all the Obligations and the obligations of each Guarantor under this Guarantee shall have been satisfied by payment in full, the Commitments shall be terminated and no Letters of Credit are outstanding, notwithstanding that from time to time during the term of the Credit Agreement the Borrower may be free from any Obligations.

     8. REINSTATEMENT. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

     9. PAYMENTS. Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim in U.S. Dollars at the office of the Administrative Agent located at 270 Park Avenue, New York, New York 10017.

     10. REPRESENTATIONS AND WARRANTIES. Each Guarantor hereby represents and warrants that:

     (a) it is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority and the legal right to own and operate its property, to lease the property it operates and to conduct the business in which it is currently engaged;

     (b) it has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guarantee, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Guarantee;

     (c) this Guarantee constitutes a legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, general equitable principles and an implied covenant of good faith and fair dealing;

     (d) the execution, delivery and performance of this Guarantee will not violate any provision of any Requirement of Law or Contractual Obligation of such Guarantor and will not result in or require the creation or imposition of any Lien on any of the properties or revenues of such Guarantor pursuant to any Requirement of Law or Contractual Obligation of the Guarantor;

     (e) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of such Guarantor) is required in connection with the execution, delivery, performance, validity or enforceability of this Guarantee;

          Each Guarantor agrees that the foregoing representations and warranties shall be deemed to have been made by such Guarantor on the date of each borrowing by the Borrower under the Credit Agreement on and as of such date of borrowing as though made hereunder on and as of such date.

     11. AUTHORITY OF ADMINISTRATIVE AGENT. Each Guarantor acknowledges that the rights and responsibilities of the Administrative Agent under this Guarantee with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guarantee shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and such Guarantor, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and no Guarantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

     12. NOTICES. All notices, requests and demands to or upon the Administrative Agent, any Lender or any Guarantor to be effective shall be in writing (or by telex, fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made (1) when delivered by hand or (2) if given by mail, when deposited in the mails by certified mail, return receipt requested, or (3) if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows:

     (a) if to the Administrative Agent or any Lender, at its address or transmission number for notices provided in subsection 10.2 of the Credit Agreement; and

     (b) if to any Guarantor, at its address or transmission number for notices set forth under its signature below.

     The Administrative Agent, each Lender and each Guarantor may change its address and transmission numbers for notices by notice in the manner provided in this Section.

     13. COUNTERPARTS. This Guarantee may be executed by one or more of the Guarantors on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the counterparts of this Guarantee signed by all the Guarantors shall be lodged with the Administrative Agent.

     14. SEVERABILITY. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     15. INTEGRATION. This Guarantee represents the agreement of each Guarantor with respect to the subject matter hereof and there are no promises or representations by the Administrative Agent or any Lender relative to the subject matter hereof not reflected herein.

     16. AMENDMENTS IN WRITING; NO WAIVER; CUMULATIVE REMEDIES. (a) None of the terms or provisions of this Guarantee with respect to any Guarantor may be waived, amended, supplemented or otherwise modified except by a written instrument executed by such Guarantor and the Administrative Agent, PROVIDED that any provision of this Guarantee may be waived by the Administrative Agent and the Lenders in a letter or agreement executed by the Administrative Agent or by telex or facsimile transmission from the Administrative Agent.

     (b) Neither the Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to subsection hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion.

     (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

     17. SECTION HEADINGS. The section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

     18. SUCCESSORS AND ASSIGNS. This Guarantee shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Administrative Agent and the Lenders and their successors and permitted assigns.

     19. GOVERNING LAW. This Guarantee shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

          IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

                               C/M PRODUCTS, INC.


                               By: ___________________________________________
                                Name:
                                Title:

                               Address for
                               Notices:      395 Oyster Point Blvd., Suite 415
                                             South San Francisco, CA 94080
                               Fax:          (415) 952-4284


                               CORE-MARK INTERRELATED COMPANIES, INC.


                               By:____________________________________________
                                Name:
                                Title:

                               Address for
                               Notices:      395 Oyster Point Blvd., Suite 415
                                             South San Francisco, CA 94080
                               Fax:          (415) 952-4284


                               CORE-MARK MIDCONTINENT, INC.


                               By:____________________________________________
                                Name:
                                Title:

                               Address for
                               Notices:      395 Oyster Point Blvd., Suite 415
                                             South San Francisco, CA 94080
                               Fax:          (415) 952-4284

                                                                    EXHIBIT F TO
                                                                CREDIT AGREEMENT
                                                                ----------------
                                    [FORM OF]

                          CORE-MARK INTERNATIONAL, INC.
                           BORROWING BASE CERTIFICATE

          Pursuant to subsection 6.2(f) of the Credit Agreement, dated as of August 7, 1996 (the "CREDIT AGREEMENT"; terms defined therein being used herein as therein defined), among Core-Mark International, Inc., a Delaware corporation (the "BORROWER"), the several banks and other financial institutions from time to time parties to the Credit Agreement (the "LENDERS") and The Chase Manhattan Bank, a New York banking corporation, as administrative agent for the Lenders, the undersigned hereby certifies that the following statements and figures are true on the date hereof:

CORE-MARK INTERNATIONAL, INC.
BORROWING BASE CERTIFICATE
FOR THE PERIOD ENDING

                                                       DATE
                                                ------------------
                                                 ADVANCE      U.S.     CANADA     CANADA      TOTAL      TOTAL
                                                   RATE      (US$)     (CDN$)      (US$)      (US$)    AVAILABLE
                                                --------- ---------- ---------- ---------- ---------- ----------
Uncleared US Checks
Available Uncleared US Checks:                     90%

Canadian Cash Equivalents
Less Ineligibles and Canadian Cash Adjustment
Available Canadian Cash Equiv:
                                                   85%

Cash Held by Agent
Available Cash Held by Agent:                     100%

Gross Accounts Receivable Per Aging
Less Intercompany Receivables
Gross A/R Net of Intercompany
Less Other Ineligibles:
  Past Dues Greater than 45 Days
  Contras
  Employee Accounts
  Manufacturer Representatives
  Government Receivables
  Bankruptcy
  Loss/accounts in collection
  Special Terms
  25% Cross-age
  Credits Greater Than 45 Days
                                                --------- ---------- ---------- ---------- ---------- ----------
Total Ineligibles
Less Reserve-Customer Rebates                                                               (100,000)
Total Eligible Receivable
Available Accounts Receivables                     85%

Vendor Receivables
Less Ineligibles:
  Contras
  50% due 180 days or more
Total Ineligibles:
Total Eligible Vendor Receivables
Available Amt. of Vendor Receivables               75%

Cigarette Inventory on 0 Day EFT (Including
  Affixed & Unaffixed Tax Stamps)


                                                       DATE
                                                ------------------
                                                 ADVANCE      U.S.     CANADA     CANADA      TOTAL      TOTAL
                                                   RATE      (US$)     (CDN$)      (US$)      (US$)    AVAILABLE
                                                --------- ---------- ---------- ---------- ---------- ----------
Less Ineligibles
  Stamps in Excess of Bond
  Consignment Inventory
  Landlord Lien Reserve
  Inventory Reserve
Total Ineligibles
Eligible Cigarette Inventory
Available Cigarette Inventory                      85%

Tobacco & Cigar Inventory
Less Ineligibles
  Consignment Inventory
  Landlord Lien Reserve
  Inventory Reserve
Total Ineligibles
Eligible Tobacco & Cigar Inventory
Available Tobacco & Cigar Inventory                80%

Other Inventory
Less Ineligibles
  Consignment Inventory
  Landlord Lien Reserve
  Inventory Reserve
Total Ineligibles
Eligible Other Inventory
Available Other Inventory                          65%
Total Available

The following is a summary of Core-Mark International, Inc.'s availability as of (ENTER DATE):

Available Uncleared US Checks . . . . . . . . . $ ______
Available Canadian Cash Equivalents . . . . . . $ ______
Available Cash Held by Agent  . . . . . . . . . $ ______
Available Accounts Receivable . . . . . . . . . $ ______
Available Vendor Receivables  . . . . . . . . . $ ______
Available Cigarette and tax Stamp Inventory . . $ ______
Available Cigar and Tobacco Inventory . . . . . $ ______
Available Other Inventory . . . . . . . . . . . $ ______
  Total Available Collateral  . . . . . . . . . $ ______

                                         CORE-MARK INTERNATIONAL,
                                           INC.




                                         By:_________________________
                                           Name:
                                           Title:



Dated: ________ __, 199_

                                                              EXHIBIT G TO
                                                              CREDIT AGREEMENT


                                   [FORM OF]

                         CORE-MARK INTERNATIONAL, INC.
                             BORROWING CERTIFICATE

     Pursuant to subsection 2.2 of the Credit Agreement, dated as of August 7, 1996 (the "CREDIT AGREEMENT"; terms defined therein being used herein as therein defined), among Core-Mark International, Inc., a Delaware corporation
(the "BORROWER"), the several banks and other financial institutions from time to time parties to the Credit Agreement (the "LENDERS") and The Chase
Manhattan Bank, a New York banking corporation, as administrative agent for the Lenders, the undersigned hereby requests [a withdrawal from the US Cash Collateral Account and] [a Revolving Credit Loan] under the Credit Agreement, and in that connection sets forth below the information relating to such proposed borrowing (the "PROPOSED BORROWING"):

     (i)  The aggregate amount of the Proposed Borrowing is $ ________
[of which $ ________ shall constitute a withdrawal from the US Cash Collateral Account and $ ________ shall constitute a Revolving Credit Loan].

     (ii) The requested Borrowing Date of the Proposed Borrowing is ________ __, 199_.

     (iii) The Type of Revolving Credit Loan(s) comprising the Proposed Borrowing is/are [Eurodollar Loans] [ABR Loans] [a combination thereof].

     (iv) The Proposed Borrowing will [not] result in an Overadvance Amount.

     [(v) The initial Interest Period for each Eurodollar Loan made as part of the Proposed Borrowing is [one] [two] [three] [six] month[s].]

     The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

     (A) The representations and warranties of the Borrower set forth in the Credit Agreement and each of the other Loan Documents to which the Borrower is a party or which are contained in any certificate furnished by or on behalf of the Borrower pursuant to or in connection with the Credit Agreement or any of the other Loan Documents are true and correct on and as of the date hereof with the same effect as if made on the date hereof except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties are true and correct as of such earlier date; and

      (B) No Default or Event of Default has occurred and is continuing as of the date hereof or after giving effect to the Revolving Credit Loans to be made on the date hereof and/or the issuance of any Letters of Credit to be issued on the date hereof.

      (C) After giving effect to the Proposed Borrowing, the Aggregate Covered Outstanding Revolving Extensions of Credit will not exceed the sum of the Borrowing Base (as determined by reference to the Borrowing Base Certificate and Supplemental Reporting most recently required to be delivered in accordance with subsection 6.2(f) of the Credit Agreement) and the Overadvance Limit.

      IN WITNESS WHEREOF, the undersigned have hereunto set our names as of the date set forth below.


                                       CORE-MARK INTERNATIONAL, INC.


                                       By:--------------------------
                                         Name:
                                         Title:


Date: ________ __, 199_

                                        1
                                                                   EXHIBIT H TO
                                                               CREDIT AGREEMENT
                                                                ---------------

                                     [FORM OF]

                           CORE-MARK INTERNATIONAL, INC.
                         RESPONSIBLE OFFICER'S CERTIFICATE


         Pursuant to subsection 6.2(b) of the Credit Agreement, dated as of August 7, 1996 (the "CREDIT AGREEMENT"; terms defined therein being used herein as therein defined), among Core-Mark International, Inc., a Delaware corporation (the "BORROWER"), the several banks and other financial institutions from time to time parties to the Credit Agreement (the "LENDERS") and The Chase Manhattan Bank, a New York banking corporation, as administrative agent for the Lenders, the undersigned hereby certifies the following:

    1. to the best of the undersigned's knowledge, during the period of the financial statements delivered pursuant to subsection 6.1 (a) (b) and
         (c) of the Credit Agreement (the Financial Statements"),

         (a) no Subsidiary has been formed or acquired (or, if any such Subsidiary has been formed or acquired, the Borrower has complied with the requirements of subsection 6.12 of the Credit Agreement with respect thereto);

         (b) neither the Borrower nor any of its Subsidiaries has changed its name, its principal place of business, its chief executive office or the location of any material item of tangible Collateral without complying with the requirements of the Credit Agreement and the Security Documents with respect thereto; and

         (c) the Borrower has observed or performed in all material respects all of its covenants and other agreements, and satisfied every condition, contained in the Credit Agreement and the other Loan Documents to be observed, performed or satisfied by it, and that undersigned has obtained no knowledge of any Default or Event of Default except as specified in such certificate; provided that with respect to the financial statements delivered pursuant to subsection 6.1(c) of the Credit Agreement, such certificate need only cover the items set forth in clause (a) above; and

    2. in the case of the financial statements delivered pursuant to subsection 6.1(a) and (b) of the Credit Agreement, the following statements and figures are true on the date hereof:

         [Insert, in reasonable detail, a calculation of the financial covenants set forth in subsection 7.1 of the Credit Agreement for the period corresponding to the "Financial Statements" and, with respect to the annual financial statements required to be furnished pursuant to subsection 6.1(a) of the Credit Agreement, a reconciliation of such financial statements from the last-in first-out inventory valuation method to the first-in, first-out inventory valuation method in order to calculate the financial covenants set forth in subsection 7.1 of the Credit Agreement.]




               IN WITNESS WHEREOF, the undersigned has hereunto set my name as of the date set forth below.



                                       CORE-MARK INTERNATIONAL, INC.


                                       By:
                                          ---------------------------
                                         Name:
                                         Title:


         Date: ________ __, 199_

                                                                   EXHIBIT I TO
                                                               CREDIT AGREEMENT


                             [FORM OF]


                   CORE-MARK INTERNATIONAL, INC.
                       SUPPLEMENTAL REPORTING
                               AS OF:

     Pursuant to subsection 6.2(f) of the Credit Agreement, dated as of August 7, 1996 (the "CREDIT AGREEMENT"; terms defined therein being used herein as therein defined), among Core-Mark International, Inc., a Delaware corporation (the "BORROWER"), the several banks and other financial institutions from time to time parties to the Credit Agreement (the "LENDERS") and The Chase Manhattan Bank, a New York banking corporation, as administrative agent for the Lenders, the undersigned hereby certifies that the following statements and figures are true on the date hereof:


REPORTING FOR PERIOD ENDED:___________


WEEKLY ACCOUNTS RECEIVABLE REPORTING*

                                        Canada     Canada
                                U.S.     CDN$       US$      Total    (prior
                               -----    ------     ------    -----    week end)
Beginning Accounts Receivable   _____     _____     _____     _____
Gross Billings                  _____     _____     _____     _____
Other Debits                    _____     _____     _____     _____
Collection Receipts Applied     _____     _____     _____     _____
Discounts Taken**               _____     _____     _____     _____
Credits Issued**                _____     _____     _____     _____
Returns**                       _____     _____     _____     _____
Write Offs**                    _____     _____     _____     _____
Other Credit Adjustments**      _____     _____     _____     _____
Intercompany Receivables        _____     _____     _____     _____
Ending Accounts Receivable,
  net of  Intercompany          _____     _____     _____     _____   (current
                                                                      week  end)

______________________
**Items notes are to be detailed on a monthly basis, and presented in total on a weekly basis.

WEEKLY INVENTORY REPORTING*
-------------------------------

                                Cigarette
                                Inventory
                                (zero day
                                EFT terms)
                                Including    Tobacco and        Other
                                 stamps    Cigar Inventory    Inventory    Total
                                ---------  ---------------    ---------    -----
Beginning Inventory Balance
(prior week end)                 _____         _____            _____      _____
Plus:  Purchases                 _____         _____            _____      _____
Less:  Cost of Goods Sold        _____         _____            _____      _____
Other                            _____         _____            _____      _____
Ending Inventory Balance
(current week end)               _____         _____            _____      _____

Monthly Inventory Reporting*
----------------------------
Inventory by Location:
List Locations Here              _____         _____            _____      _____
List Locations Here              _____         _____            _____      _____
List Locations Here              _____         _____            _____      _____
List Locations Here              _____         _____            _____      _____
Total:                           _____         _____            _____      _____

___________________
* Documents to be submitted per Schedule I to this certificate are integral part of the above reporting.
** Items noted are to be detailed on a monthly basis, and presented in total on a weekly basis.


       IN WITNESS WHEREOF, the undersigned has hereunto set my name as of the date set forth below.

                                       CORE-MARK INTERNATIONAL, INC.


                                       By:_______________________________
                                         Name:
                                         Title:

         Date: ________ __, 199_

                                                        SCHEDULE I

I.  WEEKLY REPORTS

          On the third Business Day following the end of each calendar week and on the third Business Day of the next calendar month, the Borrower will deliver to the Administrative Agent by facsimile transmission the Supplemental Reporting with respect to the close of business on the last calendar day of the immediately preceding calendar week or calendar month, as the case may be, duly completed and certified by a Responsible Officer of the Borrower.

          On the third Business Day following the end of each calendar week and on the third Business Day of the next calendar month, the Borrower will deliver to the Administrative Agent by overnight courier the following reports with respect to the close of business on the last calendar day of the immediately preceding calendar week or calendar month, as the case may be:

1. An accounts receivable activity report (i.e., rollforward) for the US and Canada operations, with supporting documentation including system generated reports detailing gross sales, collections, and adjustments.

2. An accounts receivable consolidating aging for both the US and Canada operations. The total on the consolidating aging must agree to the ending balance on the activity report referred to in item 1.

3.  Supporting documentation for all ineligible accounts receivable items

4. A perpetual inventory activity report (i.e., rollforward) by category with supporting documentation including system generated reports detailing receipts, sales, and adjustments.

5. A perpetual inventory report, i.e., a one page corporate rollup and summary sheet. The total of which agrees to the ending balance on the activity report referred to in item 4.

6.  Calculation/worksheet of tax stamps eligible and not eligible.

7. A copy of weekly bank statements (or balances as reported from a bank reporting system) of gross collected and available funds for account numbers (TO BE PROVIDED) reconciled to the amount of uncleared US checks as presented on the Borrowing Base Certificate.

8. Schedule of Canadian Cash Equivalents reconciled to amounts as presented on the Borrowing Base Certificate.

9. Details of accrual calculation used to determine the vendor receivable, by category, i.e., quarterly program, semi-annual program and annual program.

II. MONTHLY REPORTS

          On the tenth Business Day of each fiscal month, the Borrower will deliver to the Agent by overnight courier the following reports with respect to the previous fiscal month:

1. An accounts receivable activity report (i.e., rollforward) for the US and Canada operations, with supporting documentation including system generated reports detailing gross sales, collection, and adjustments. Adjustments are to be detailed for all dilutive items such as discounts taken, credits issued, returns, write-offs, and other credit adjustments. Although a month end Borrowing Base Certificate is not required, a reconciliation must be performed from the weekly to the monthly rollforward.

2. A consolidating aged accounts receivable aging by division for both the US and Canada operations. The total on the consolidating aging must agree to the ending balance on the monthly activity report referred to in item 1.

3. A corporate chain report for accounts receivable, summarizing the top ten accounts on the report. The top ten (excluding Southland and any other customers which are on the "Franchise-No" report but should be on the "Franchise-Yes" report) should be accumulated from the "Franchise-No" portion of the corporate chain report. The "Franchise-Yes" report should also be provided.

4.  A perpetual Inventory report by category and by division.

5. Supporting documentation for all ineligible inventory items, including inventory reserves, landlord lien reserves and consigned inventory.

6.  Summary of amounts payable to the top ten tax vendors.

7. A schedule on a state by state basis of accrued or payable excise taxes and bonding with respect thereto.

8.  "Cigarette inventory" and "other inventory" turnover by division.

            [LETTERHEAD OF PAUL, WEISS, RIFKIND, WHARTON & GARRISON]


                                 August 7, 1996

                                                                     Exhibit J-1


To the Lenders Party to the Credit Agreement
 Referred to Below and The Chase Manhattan Bank as Administrative Agent


Ladies and Gentlemen:

            We have acted as special counsel to Core-Mark International, Inc., a Delaware corporation (the "Borrower"), C/M Products, Inc., a California corporation and a wholly-owned subsidiary of the Borrower ("C/M Products"), Core-Mark Interrelated Companies, Inc., a California corporation and a wholly-owned subsidiary of the Borrower ("CMIC"), and Core-Mark Midcontinent, Inc., an Arkansas corporation and a wholly-owned subsidiary of the Borrower ("CM Midcontinent" and, together with the Borrower, C/M Products and CMIC, collectively the "Loan Parties" and each a "Loan Party"), in connection with the Credit Agreement, dated as of

PAUL, WEISS, RIFKIND, WHARTON & GARRISON

To the Lenders Party to the Credit Agreement                                   2
 Referred to Below and The Chase Manhattan Bank as Administrative Agent


August 7, 1996 (the "Credit Agreement"), among the Borrower, the several banks and other financial institutions parties thereto as lenders (the "Lenders"), and The Chase Manhattan Bank, a New York banking corporation, as Administrative Agent. Capitalized terms not otherwise defined herein shall have the respective meanings given them in the Credit Agreement. This opinion is being furnished to you at the request of the Borrower pursuant to Section 5. l(1()(l) of the Credit Agreement.

            In connection with this opinion, we have examined originals, or copies certified or otherwise identified to our satisfaction, of the following documents, each dated as of the date hereof (collectively, the "Documents"):

            1. The Credit Agreement;

            2. The Revolving Credit Notes;

            3. The Term Notes;

            4. The Security Agreement;

            5. The Borrower Stock Pledge Agreement; and

            6. The Subsidiaries Guarantee.

            In addition, we have examined such corporate records of the Loan Parties as we have considered appropriate, including copies of the charter and by-laws of the Borrower as in effect on the date hereof and certified copies of resolutions of the board of directors of the Borrower, and such other certificates, agreements and

PAUL, WEISS, RIFKIND, WHARTON & GARRISON

To the Lenders Party to the Credit Agreement                                   3
 Referred to Below and The Chase Manhattan Bank as Administrative Agent


documents as we deemed relevant and necessary as a basis for the opinions hereafter expressed.

            In our examination of the aforesaid documents, we have assumed, without independent investigation, the genuineness of all signatures, the due authorization, execution and delivery of the Documents by each Person other than the Borrower that are parties to the Documents, the enforceability of the Documents against each party thereto other than the Loan Parties that are parties thereto, the authenticity of all documents submitted to us as originals, the conformity to the original documents of all documents submitted to us as certified, photostatic, reproduced or conformed copies of validly existing agreements or other documents, the authenticity of all such latter documents and the legal capacity of all individuals who have executed any of the documents.

            In expressing the opinions set forth herein we have relied upon the factual matters contained in the representations and warranties of the Loan Parties and upon certificates of public officials and officers of the Loan Parties. Whenever an opinion is indicated to be based on our knowledge, it is intended to signify that in the course of our representation of the Loan Parties in connection with the transactions contemplated by the Documents, no information came to the attention of the attorneys at our firm who are actually engaged in such transactions that would give such attorneys actual knowledge of the existence or absence of such facts. We have not

PAUL, WEISS, RIFKIND, WHARTON & GARRISON

To the Lenders Party to the Credit Agreement                                   4
 Referred to Below and The Chase Manhattan Bank as Administrative Agent.


undertaken any independent investigation to determine the existence or absence of such facts, and no inference as to our knowledge of the existence or absence of such facts should be drawn from the fact of our representation of the Loan Parties.

            Based upon the foregoing, and subject to the assumptions, exceptions and qualifications set forth herein, we are of the opinion that:

            1. The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged.

            2. The Borrower has the corporate power and authority to make, deliver and perform the Loan Documents to which it is a party and to borrow under the Credit Agreement and has taken all necessary corporate action to authorize the borrowings on the terms and conditions of the Loan Documents to which it is a party and to authorize the execution, delivery and performance of the Loan Documents to which it is a party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority of the State of New York, the United States of America or under the General Corporation law of the State of Delaware (the "GLC") is required in connection with the borrowings under the Credit Agreement or the execution, delivery, performance, validity or enforceability of the

PAUL, WEISS, RIFKIND, WHARTON & GARRISON

To the Lenders Party to the Credit Agreement                                   5
 Referred to Below and The Chase Manhattan Bank as Administrative Agent


Loan Documents to which the Borrower is a party, except for such filings as are necessary to perfect security interests.

            3. Each of the Loan Documents to which the Borrower is a party has been duly executed and delivered on behalf of the Borrower. Each of the Loan Documents constitutes a legal, valid and binding obligation of each Loan Party which is a party thereto, enforceable against such Loan Party in accordance with its terms.

            4. The execution, delivery and performance of each of the Loan Documents to which each Loan Party is a party, the borrowings under the Credit Agreement by the Borrower and the use of proceeds thereof as set forth in
Section 4.16 of the Credit Agreement will not violate any Requirement of Law of the State of New York, the United States of America or under the GCL or any Contractual Obligation known to us of such Loan Party, and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues pursuant to any such Requirement of Law or Contractual Obligation known to us (except for Liens in favor of the Administrative Agent for the benefit of the Lenders as contemplated by the Documents).

            5. The Borrower is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

            6. The Borrower Stock Pledge Agreement is effective to create in favor of the Administrative Agent, for the benefit of the Lenders, a valid and

PAUL, WEISS, RIFKIND, WHARTON & GARRISON

To the Lenders Party to the Credit Agreement                                   6
 Referred to Below and The Chase Manhattan Bank as Administrative Agent


enforceable security interest in the Pledged Stock described therein and, assuming that (i) the Administrative Agent has, at the date hereof, possession in the State of New York of the Pledged Stock and maintains continuous possession thereof and (ii) the Lenders and the Administrative Agent have entered into the Credit Agreement in good faith without notice of any adverse claim to such Pledged Stock, and after giving effect to the making of Loans on the date hereof, the Administrative Agent has a valid and perfected security interest, for the benefit of the Lenders and the Administrative Agent, to the extent provided in the Borrower Stock Pledge Agreement, in all right, title and interest of the Borrower in such Pledged Stock, which security interest has priority over any other security interest in the Pledged Stock which can be perfected under the UCC.

            7. After giving effect to the making of the Loans on the date hereof, each Security Agreement is effective to create in favor of the Administrative Agreement, for the benefit of the Lenders and the Administrative Agent, a valid and enforceable security interest in such of the Collateral purported to be covered thereby and in which a security interest may be created under Article 9 of the UCC, except that the Security Agreements to which a Loan Party is a party will create such interests in property in which such Loan Party has no currently existing rights only when such Loan Party acquires right therein.

PAUL, WEISS, RIFKIND, WHARTON & GARRISON

To the Lenders Party to the Credit Agreement                                   7
 Referred to Below and The Chase Manhattan Bank as Administrative Agent


            8. Except as set forth in Schedule 4.6 to the Credit Agreement, we have no knowledge of any litigation, investigation or proceeding of or before any arbitrator or Governmental Authority, pending or threatened against the Borrower or any of its Subsidiaries or against any of its or their respective properties or revenues (a) with respect to any of the Loan Documents or any of the transactions contemplated thereby, or (b) which could reasonably be expected to have a Material Adverse Effect.

                                      * * *

            The foregoing opinion is subject to the following additional assumptions, exceptions and qualifications:

                  (a) The enforceability of the Documents may be: (i) subject to bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally; (ii) subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity); (iii) subject to the qualification that certain remedial provisions of the Security Documents are or may be unenforceable in whole or in part under the laws of the State of New York, but the inclusion of such provisions does not make the remedies afforded by such Security Documents inadequate for the practical realization of the rights and benefits purported to be provided thereby,

PAUL, WEISS, RIFKIND, WHARTON & GARRISON

To the Lenders Party to the Credit Agreement                                   8
 Referred to Below and The Chase Manhattan Bank as Administrative Agent


except for the economic consequences resulting from any delay imposed by, or any procedure required by, applicable New York laws, rules, regulations and court decisions and by constitutional requirements in and of the State of New York; and (iv) subject to the qualification that, insofar as provisions contained in the Documents provide for indemnification, the enforcement thereof may be limited by public policy considerations.

                  (b) We express no opinion as to: (i) the enforceability of any provisions in the Guarantees purporting to preserve and maintain the liability of any party thereto despite the fact that the guaranteed debt is unenforceable due to illegality or the fact that the obligee has voluntarily released the primary obligor's liability on the guaranteed debt; (ii) the enforceability of any provisions contained in the Documents that purport to establish (or may be construed to establish) evidentiary standards; (iii) the enforceability of any provisions contained in the Documents that constitute waivers not permitted under applicable law; and (iv) the enforceability of forum selection clauses in the federal courts.

                  (c) We express no opinion as to: (i) any Loan Party's right, title or interest in or to any Collateral or the description of any property (real, personal or mixed) in the Security Documents, the UCC financing statements or any other Documents; (ii) the laws of any state other than the State of New York or the perfection and effect of perfection or non-perfection of a security interest in the

PAUL, WEISS, RIFKIND, WHARTON & GARRISON

To the Lenders Party to the Credit Agreement                                   9
 Referred to Below and The Chase Manhattan Bank as Administrative Agent


Collateral subject to the laws of any state other than New York; (iji) the perfection of security interests in equipment used in farming operations, farm products, consumer goods, timber or minerals or the like, or accounts resulting from the sale thereof; (iv) except as expressly stated herein, the creation, validity, perfection, priority or enforceability of any security interest sought to be created in any patents, trademarks, tradenames, service marks, copyrights, aircraft, deposit accounts, insurance policies, real property or any other items of property to the extent that a security interest therein is excluded from the coverage of Article 9 of the UCC; (v) except as specifically set forth in paragraph 6 above, any opinion as to the perfection or priority of any security interest; or (vi) the creation, validity, perfection, priority or enforceability of any security interest with respect to any item of Collateral subject to
Section 552 of Title 11 of the United States Code, 11 U.S.C. ss.ss. 101, et seq. (the "Bankruptcy Code") which limits the extent to which property acquired by a debtor after the commencement of a case under the Bankruptcy Code may be subject to a security interest arising from a security agreement entered into by the debtor before the commencement of such case. We have also assumed that no item of Collateral (or any agreement relating thereto) contains or will contain any provision purportedly prohibiting or otherwise restricting the assignability thereof or the granting of a security interest with respect thereto.

PAUL, WEISS, RIFKIND, WHARTON & GARRISON

To the Lenders Party to the Credit Agreement                                  10
 Referred to Below and The Chase Manhattan Bank as Administrative Agent


                  (d) With regard to the choice of law provisions contained in the Documents and any reference to certain provisions of the UCC contained therein, we wish to point out that, whether through the operation of applicable choice of law rules or otherwise, the laws of the jurisdiction in which an item of collateral is located or in which the debtor is located may govern the perfection of the security interests created by the Documents and the enforceability of the rights or remedies provided in the Documents upon the occurrence of a Default or Event of Default and, to the extent that the Documents provide otherwise, such provisions may be unenforceable.

            We express no opinion herein as to the law of any jurisdiction other than the federal laws of the United States of America and the laws of the State of New York and the GCL. Our opinion is rendered only with respect to the laws, and the rules, regulations and orders thereunder, which are currently in effect. Please be advised that no member of this firm is admitted to practice in the State of Delaware.

            This letter is furnished by us solely for your benefit in connection with the transactions referred to in the Credit Agreement and the other Documents and may not be circulated to, or relied upon by, any other Person or used in any other context.

                                                Very truly yours,

                                    /s/ Paul, Weiss, Rifkind, Wharton & Garrison

                                    PAUL, WEISS, RIFKIND, WHARTON & GARRISON

                                                                     Exhibit J-2

            [LETTERHEAD OF SHEPPARD, MULLIN, RICHTER & HAMPTON LLP]


                                 August 7, 1996


The Chase Manhattan Bank,
as Administrative Agent
270 Park Avenue
New York, New York  10017

Each of the Lenders party to the
Credit Agreement referred to below


            Re: Credit Agreement among Core-Mark International, Inc. the Lenders from time to time parties thereto and The Chase Manhattan Bank, as Administrative Agent, dated as of August 7, 1996

Dear Sirs:

            We have acted as special local counsel in the State of California to The Chase Manhattan Bank, as administrative agent for the Lenders referred to below, in connection with (a) the Credit Agreement dated as of August 7, 1996 (the "Credit Agreement"), among Core-Mark International, Inc., a Delaware corporation (the "Borrower"), the lenders party thereto (collectively, the "Lenders"), and The Chase Manhattan Bank, as administrative agent for the Lenders (in such capacity, the "Agent"), and (b) the Security Documents listed on Schedule 1 attached hereto delivered pursuant to the Credit Agreement (the "State Security Documents").

            The opinions expressed below are furnished to you pursuant to
Section 5.1(k) of the Credit Agreement. Unless otherwise defined herein, terms defined in the Credit Agreement, and terms defined in the Uniform Commercial Code of the State of California (the "UCC"), are used herein as therein defined.

SHEPPARD, MULLIN, RICHTER & HAMPTON LLP

The Chase Manhattan Bank,
as Administrative Agent,
and each of the Lenders
August 7, 1996
Page 2


            In connection with the opinions expressed below,

            (a) we have examined and relied on copies, certified or otherwise identified to our satisfaction, of each of (1) the Credit Agreement and (2) the State Security Documents.

            (b) we have examined unfiled copies of the financing statements listed on Schedule 2 (collectively, the "Financing Statements") naming the Borrower, C/M Products, Inc., a California corporation ("C/M Products"), or Core-Mark Interrelated Companies, Inc., a California corporation ("CMIC"), as Debtor and the Agent as Secured Party, which we understand will be filed in the filing offices listed on Schedule 2 (the "Filing Offices");

            (c) we have examined and relied on (i) copies of the articles of incorporation of C/M Products and CMIC, each certified by the California Secretary of State on August 5, 1996, (ii) certificates of status for C/M Products and CMIC, each dated August 5, 1996, issued by the California Secretary of State, and (iii) franchise tax board letters for C/M Products and CMIC, each dated August 5, 1996, issued by the California Franchise Tax Board; and

            (d) we have also examined such other documents as we have deemed necessary or appropriate for the purpose of giving this opinion.

            In rendering the opinions expressed below, we have assumed, with your permission, without independent investigation or inquiry, (a) the genuineness of all signatures, (b) the authenticity of all documents submitted to us as originals and (c) the conformity to original documents of documents submitted to us as certified, conformed or photostatic copies.

            You have advised us that in rendering this opinion, we may assume that (i) the Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; (ii) Core-Mark Midcontinent, Inc. ("CM Midcontinent") is a corporation duly organized, validly existing and in good standing under the laws of the State of Arkansas; (iii) the Borrower is duly qualified as a foreign corporation and is in good standing under the laws of the State of California; (iv) the actions of each of the Borrower, C/M

SHEPPARD, MULLIN, RICHTER & HAMPTON LLP

The Chase Manhattan Bank,
as Administrative Agent,
and each of the Lenders
August 7, 1996
Page 3


Products, CMIC and CM Midcontinent are permitted under their respective certificates of incorporation, bylaws and other organizational or governing documents; (v) each of the Credit Agreement and the State Security Documents has been duly authorized, executed and delivered by the respective parties thereto in the form of the copies reviewed by us; (vi) except for C/M Products and CMIC, none of the Subsidiaries either has its place of business or chief executive office in the State, or owns any personal property that is located in the State;
(vii) with respect to patents, copyrights and trademarks covered by the Security Agreement described in Item 2 on Schedule 1 attached hereto, the Agent has made all filings in federal offices, and has taken all actions in jurisdictions other than the State of California, necessary to effect any transfer of, or create or perfect any interest in, any of the property described therein.

            Based on the foregoing, we are of the opinion that:

            1. C/M Products and CMIC (a) are each corporations duly organized, validly existing and in good standing under the laws of the State of California, and (b) each has the corporate power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged.

            2. The execution, delivery and performance by C/M Products and CMIC of the State Security Documents, and the creation and perfection of any security interest upon or with respect to any of C/M Products' or CMIC's properties provided for therein do not violate (a) the articles or incorporation of C/M Products or CMIC or (b) any applicable law, statute, rule or regulation of the State of California.

            3. Except for the filings described on Schedule 2 to perfect the security interests created by the Security Agreement, no consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority of the State of California is required in connection with the execution, delivery or performance by the Borrower, C/M Products, CMIC or CM Midcontinent of the State Security Documents, or the creation and perfection of any security interest upon or with respect to any of the Borrower's, C/M Products' or CMIC's properties provided for therein.

SHEPPARD, MULLIN, RICHTER & HAMPTON LLP

The Chase Manhattan Bank,
as Administrative Agent,
and each of the Lenders
August 7, 1996
Page 4


            4. (a) Insofar as the laws of the State of California apply, the provisions of each State Security Agreement are effective to create in favor of the Agent a legal, valid and enforceable security interest in the Collateral described therein. (b) Upon the filing of the Financing Statements in the Filing Offices, the Agent will have a perfected security interest in the Filing Collateral. As used in this paragraph, "Filing Collateral" means (x) all equipment and inventory located in the State of California other than (i) motor vehicles or boats subject to the registration provisions of the California Vehicle Code, (ii) mobile homes or commercial coaches subject to the registration provisions of the California Health and Safety Code, (iii) any vehicle or other item of tangible personal property subject to a registration or certificate of title statute of a jurisdiction other than California, and (iv) goods which are mobile and which are of a type normally used in more than one jurisdiction; (y) all accounts (other than accounts resulting from the sale of minerals or the like (including oil and gas) at the wellhead or minehead), chattel paper (other than chattel paper in which the Lenders' interest is perfected by possession under Section 9305 of the UCC) and general intangibles (other than (i) uncertificated securities or (ii) any property subject to a statute or treaty of the United States which provides for a national or international registration or which specifies a place of filing different from that specified in the UCC) of C/M Products and CMIC; and (z) all other Collateral as to which filing UCC-l financing statements in the Filing Offices is an appropriate method of perfection.

            Our opinions set forth in paragraphs 1 and 2(a), above, are based solely upon our review of (i) copies of the articles of incorporation of C/M Products and CMIC, each certified by the California Secretary of State on August 5, 1996, (ii) certificates of status for C/M Products and CMIC, each dated August 5, 1996, issued by the California Secretary of State, and (iii) franchise tax board letters for C/M Products and CMIC, each dated August 5, 1996, issued by the California Franchise Tax Board.

SHEPPARD, MULLIN, RICHTER & HAMPTON LLP

The Chase Manhattan Bank,
as Administrative Agent,
and each of the Lenders
August 7, 1996
Page 5


            Our opinions set forth in paragraph 4, above, are subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and the implied covenant of good faith and fair dealing.

            In giving the opinions set forth in paragraph 4, above, we advise you that a California court may not strictly enforce certain covenants contained in the State Security Documents or allow acceleration of the maturity of the indebtedness secured by the State Security Documents if it concludes that such enforcement or acceleration would be unreasonable under the then existing circumstances. We do believe, however, that subject to the limitations expressed elsewhere in this opinion, enforcement or acceleration would be available if an Event of Default occurs as a result of a material breach of a material covenant contained in the Credit Agreement or the State Security Documents.

            We have not made or undertaken to make any investigation of the state of title to the personal property described in the State Security Documents, and we express no opinion with respect to the title thereto. We understand that you are relying on your own examinations of title to personal property. We express no opinion concerning the priority of any liens or security interests in connection with the transaction.

            Our opinions are based solely upon the existing laws of the State of California , and we express no opinion as to the laws or regulations of any jurisdiction other than the State of California which may be applicable to the transaction or documents referred to herein. We are not admitted to practice law in any states or jurisdictions other than the State of California.

SHEPPARD, MULLIN, RICHTER & HAMPTON LLP

The Chase Manhattan Bank,
as Administrative Agent,
and each of the Lenders
August 7, 1996
Page 6


            This opinion is rendered in connection with the transaction contemplated by the Credit Agreement and the State Security Documents, and is intended solely for your guidance in connection therewith. Our opinion speaks only as of the date hereof. This opinion is not to be relied upon in any other context, nor is it to be relied upon by any other person or entity for any reason whatsoever.

                                                Very truly yours,

                                     /s/ Sheppard, Mullin, Richter & Hampton LLP

                                     SHEPPARD, MULLIN, RICHTER & HAMPTON LLP

                                     SCHEDULE 1

                             STATE SECURITY DOCUMENTS

     1. SUBSIDIARIES GUARANTEE dated as of August 7, 1996, executed by C/M Products, CMIC and CM Midcontinent in favor of the Agent, as administrative agent for itself and the other Lenders.

     2. SECURITY AGREEMENT dated as of August 7, 1996, executed by the Borrower, C/M Products, CMIC and CM Midcontinent in favor of the Agent, as administrative agent for itself and the other Lenders.

                                       SCHEDULE 2

              UCC-1 FINANCING STATEMENTS TO BE FILED WITH THE CALIFORNIA
                                   SECRETARY OF STATE

1. UCC-1 financing statement executed by the Borrower, as debtor, for the benefit of the Agent, as administrative agent for itself and the other Lenders, as secured party.

2. UCC-1 financing statement executed by C/M Products, as debtor, for the benefit of the Agent, as administrative agent for itself and the other Lendors, as secured party.

3. UCC-1 financing statement executed by CMIC. as debtor, for the benefit of the Agent, as adminstrative agent for itself and the other Lenders, as secured party.

4. UCC-1 financing statement executed by CM Midcontinent, as debtor, for the benefit of the Agent, as administrative agent for itself and the other Lenders, as secured party.

5. UCC-1 financing statement executed by the Borrower under the name of Core-Mark Distributors, Inc., the Borrower's former name, as debtor, for the benefit of the Agent, as administrative agent for itself and the other Lenders, as secured party.

                                                                     Exhibit J-3

                         [LETTERHEAD OF STOEL RIVES LLP]


                                 August 7, 1996


To The Chase Manhattan Bank and
  the Lenders Who Are a Party to the
  Credit Agreement Referred to Below,
  Acting by and Through The Chase Manhattan
  Bank, As Administrative Agent

      Re: $210,000,000 Loan to Core-Mark International, Inc. By The Chase Manhattan Bank, as Administrative Agent to the Lenders Under the Credit Agreement Described Below

Dear The Chase Manhattan Bank and Lenders:

      We have acted as special counsel to you (collectively "the Lenders") in the state of Oregon (the "State") in connection with the transactions contemplated by a Credit Agreement between The Chase Manhattan Bank, as Administrative Agent for the Lenders and Core-Mark International, Inc. ("Borrower"), for certain loans in the aggregate principal amount of $210,000,000 (the "Loans") to be made by the Lenders to the Borrower. This opinion is furnished to you pursuant to Section 5.1(k) of the Credit Agreement.

                           DOCUMENTS AND DEFINITIONS

      We have examined draft, unsigned execution copies of the Credit Agreement, the Security Agreement and a Uniform Commercial Code UCC-1 financing statement from Borrower (the "Financing Statement") (collectively, the "Loan Documents"). We also have examined a certificate from the Oregon Secretary of State relating to the registration of Borrower as a foreign corporation, and we have relied on that certificate as we have deemed appropriate. We have relied solely on the foregoing documents and such other documents as referred to in this letter as to all matters and facts covered therein. We have not undertaken any independent verification or investigation of these factual matters, nor have we conducted or reviewed searches of files of UCC financing statements or judgments. Capitalized terms not defined in this Opinion shall have the respective meaning ascribed to them in the Credit Agreement. "UCC" shall mean the Uniform Commercial Code as currently in effect in the state of Oregon.

                                STOEL RIVES LLP

To The Chase Manhattan Bank and
  the Lenders Who Are a Party to the
  Credit Agreement Referred to Below,
  Acting by and Through The Chase Manhattan
  Bank, As Administrative Agent
August 7, 1996
Page 2


                                   ASSUMPTIONS

      For purposes of this letter, we have assumed:

      1. Conformity. The executed original Loan Documents will conform to the draft execution copies submitted to us, and the signatures thereon will be genuine.

      2. Document Authenticity. The Loan Documents will be duly authorized, executed and delivered by all the parties thereto other than the Borrower and will constitute the legal, valid and binding and enforceable obligations of all parties other than Borrower.

      3. Lenders. The Lenders are duly organized and validly existing under the laws of the states of their respective incorporation and are qualified to do business in all states where the activities contemplated by the Loan Documents require such qualification.

      4, Borrower. The Borrower is a corporation duly incorporated and validly existing under the laws of the state of Delaware. The Borrower has all requisite corporate power and authority under the laws of the state of Delaware (i) to execute and deliver, and to perform its obligations under and carry out the transactions contemplated by, the Loan Documents to which it is party, (ii) to own its properties, including, without limitation, the Collateral, and (iii) to conduct its business as contemplated by the Loan Documents.

      5. Authorization. Each of the Loan Documents to which the Borrower is a party will be duly authorized by all necessary corporate action on the part of the Borrower to the extent authorization is required as a condition to the legality, validity, binding effect or enforceability of such Loan Document and has been duly and properly executed and delivered by Borrower.

      6. Performance. All conditions to the Borrower's and the Lenders' performance set forth in the Loan Documents, whether performance or satisfaction thereof is due before, on or after the date hereof, have been or will be fully performed and satisfied at the respective times required by such documents or have been or will be validly waived.

                                STOEL RIVES LLP

To The Chase Manhattan Bank and
  the Lenders Who Are a Party to the
  Credit Agreement Referred to Below,
  Acting by and Through The Chase Manhattan
  Bank, As Administrative Agent
August 7, 1996
Page 3


      7. Future Conduct. The Borrower will obtain all permits and governmental approvals required in the future and take all actions similarly required for its performance of the Loan Documents.

      8. Title to Collateral. The Borrower holds the requisite title to the Collateral.

      9. Property Title and Description. The descriptions of personal property in the pertinent Loan Documents are sufficient to create a lien or security interest under the pertinent security documents and to enable identification by a subsequent purchaser, secured party or creditor.

      10. Indexing. The Financing Statement will be filed with and properly indexed by the Oregon Secretary of State.

      11. Use of Loan Proceeds. No portion of the loans will be used for the "purpose of purchasing or carrying" any "margin stock" or "margin security" as such terms are used in Regulations G, U and X of the Board of Governors of the Federal Reserve System or otherwise in violation of such regulations.

      12. Attachment. The Borrower has "rights" in all of the Collateral capable of being pledged and has received "value" within the meaning of ORS 79.2030.

      13. Good Faith. The transaction has been entered into by all of the parties in good faith within the meaning of ORS 71.2030, and the conduct of all parties has conformed and will conform with all applicable express and implied covenants of good faith and fair dealing and the requirements of conscionability.

      14. Enforceability Under Other Laws. Each of the Loan Documents, to the extent governed by the laws of any state other than the state of Oregon, is legal, valid, binding and enforceable in accordance with the laws of such other state.

      15. No Notice of Defenses. The Lenders and any agents acting for them in connection with the Loans have acted in good faith and without notice of any defense against the enforcement of any rights created by the Loan Documents.

                                STOEL RIVES LLP

To The Chase Manhattan Bank and
  the Lenders Who Are a Party to the
  Credit Agreement Referred to Below,
  Acting by and Through The Chase Manhattan
  Bank, As Administrative Agent
August 7, 1996
Page 4


      16. Laws of Other States. The performance by the parties of their respective obligations under the Loan Documents do not and will not contravene or conflict with any law, rule or regulation of any jurisdiction other than the State, or any judgment, order or decree of any court or regulatory body applicable to the parties or by which the parties may be bound, and do not conflict with or constitute on the part of the Borrower a violation of, breach of or default under any agreement or other instrument to which the Borrower is a party or by which it is bound.

      17. Location. The Loans are being made, funded and closed in New York, the Loan Documents have been primarily negotiated in New York and have been executed and delivered by the parties in New York, amounts due under the Loans are intended to be paid in New York, and the chief executive office and principal place of business of Borrower is in California. The interest and other charges payable by the Borrower under the Loan Documents are lawful in the state of New York.

      18. Collateral. The Collateral does not include timber to be cut, minerals or the like (including oil and gas), accounts subject to ORS 79.1030(5) or minerals, and goods that are or are to become fixtures. The inventory is not held in Oregon by a third party bailee or warehouseman under a negotiable document of title.

      We have not conducted an independent investigation with respect to these assumptions although we have no knowledge that these assumptions are incorrect. We have not conducted any investigation as to any transaction, including those contemplated by the Loan Documents. For the purpose of this opinion, our "knowledge" is limited to the current actual knowledge (and not constructive, implied or imputed knowledge) of the attorneys in our firm acquired who participated in the preparation of this opinion without independent inquiry, investigation or review of the Collateral or any files or public or private records. We understand that you will rely solely on separate opinions furnished to you by other counsel should you desire assurances regarding these matters.

                                    OPINIONS

      Based upon the foregoing review and assumptions, and subject to the qualifications, exclusions and limitations below, we are of the opinion that under the applicable state law in effect in Oregon on the date of this opinion:

                                STOEL RIVES LLP

To The Chase Manhattan Bank and
  the Lenders Who Are a Party to the
  Credit Agreement Referred to Below,
  Acting by and Through The Chase Manhattan
  Bank, As Administrative Agent
August 7, 1996
Page 5


      1. The Borrower is authorized to transact business as a foreign corporation in Oregon.

      2. The execution and delivery by the Borrower of the Loan Documents to which the Borrower is a party, and the consummation by the Borrower and the Lenders of the transactions contemplated thereby, will not violate any law, rule or regulation of Oregon.

      3. Subject to the assumptions and qualifications to the opinions expressed herein, no authorization or approval or other action by, and no notice to any governmental or quasi-governmental authority or regulatory body of the State is required for (a) the due execution, delivery, recordation, filing or performance by the Borrower of the Loan Agreements, (b) the grant by the Borrower of the liens or security interests granted by it pursuant to the Security Agreement,
(c) the perfection or maintenance of the security interests created by the Security Agreement in that collateral that can be perfected by a UCC financing statement, or (d) the exercise by the Administrative Agent or any Lender of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Security Agreement, except (i) that the exercise of certain remedies may require prior court approvals, filings or notice, and (ii) in the case of clause (c) above, the matters referred to in paragraphs 5 and 6 below.

      4. The Security Agreement creates in favor of the Administrative Agent as secured party, for the benefit of the Administrative Agent and the Lenders, valid security interests in all Collateral located in Oregon as collateral security for the payment of the obligations under the Loan Documents.

      5. The Financing Statement is in proper form so as to comply with the filing requirements of Oregon. Assuming the proper execution and delivery of the Security Agreement, upon filing of the Financing Statement in the office of the Oregon Secretary of State with the applicable filing fee, the Administrative Agent will have a valid and perfected security interest in the Inventory of the Borrower located in the State subject to the provisions of ORS 79.1030, and in any other Collateral referred to therein located in the State to which Article 9 of the Uniform Commercial Code, as in effect in the State (the "UCC"), is applicable and to the extent a security interest can be perfected by filing in the office of the Secretary of State a financing statement under the UCC. We advise you that:

            (a) UCC continuation statements must be filed with respect to the Financing Statement in the same office in which the Financing Statement was

                                 STOEL RIVES LLP

To The Chase Manhattan Bank and
  the Lenders Who Are a Party to the
  Credit Agreement Referred to Below,
  Acting by and Through The Chase Manhattan
  Bank, As Administrative Agent
August 7, 1996
Page 6


      originally filed within six months before the expiration of each consecutive five-year period (with the first such period commencing on the date such Financing Statement was originally filed and recorded);

            (b) Section 552 of the Bankruptcy Code limits the extent to which certain property acquired by a debtor after the commencement of a bankruptcy case under the Bankruptcy Code may be subject to a security interest arising from a security agreement entered into by the debtor before the commencement of that case;

            (c) The perfection of the security interests perfected by the filing of a fmancing statement in the state of Oregon will be terminated as to any Collateral acquired by the Borrower more than four months after the Borrower so changes its name, identity or corporate structure as to make the respective Financing Statement seriously misleading, unless new appropriate UCC financing statements indicating the new name, identity or corporate structure of the Borrower are properly filed before the expiration of such four months;

            (d) Actions other than the filing of a UCC financing statement are necessary to perfect a security interest in certain types of personal property (including deposit accounts; instruments; permits; licenses; property subject to state, federal or international registration; intellectual property; insurance; motor vehicles; watercraft; and manufactured housing);

            (e) ORS 79.3060 limits the right of a secured party to perfect a security interest in the proceeds of the collections from any of the Collateral that is the type of collateral subject to a security interest under Article 9 of the UCC. In the case of noncash proceeds that do not constitute part of the Collateral subject to the Loan Documents and in the case of nonidentifiable cash proceeds, continuation of the perfection of the security interest is also limited to the extent set forth in ORS 79.3060; and

            (f) Under ORS 79.3070, .3080 and.3090, certain purchasers of the Collateral may take the same free and clear of the Security Documents and the security interests granted therein.

                                 STOEL RIVES LLP

To The Chase Manhattan Bank and
  the Lenders Who Are a Party to the
  Credit Agreement Referred to Below,
  Acting by and Through The Chase Manhattan
  Bank, As Administrative Agent
August 7, 1996
Page 7


            (g) We express no opinion regarding any requirements to file in any other state, nor as to perfection with respect to intellectual property, including without limitation any requirement to file under any nation-wide system for the perfection of security interests in intellectual property. To the extent that a security interest in intellectual property can be perfected by filing a UCC financing statement in Oregon, the Office of the Secretary of State is the appropriate office.

            (h) In the case of inventory or other goods held for the benefit of the Borrower by a third-party bailee or warehouseman, perfection of the security interest in the goods may be had by filing only if the interest in the applicable document of title, if negotiable, is perfected by an applicable UCC filing adequately describing the document of title or possession of the document of title, and if the document of title is not negotiable, by (i) filing an applicable UCC financing statement as to the goods, or (ii) receipt by the bailee or warehouseman of notice of the secured party's interest, or (iii) possessing the document of title issued in the name of the secured party.

      6. Each of the Loan Documents is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

                                 QUALIFICATIONS

      The opinions expressed above are subject to the following qualifications:

      1. The enforcement of the Loan Documents will be subject to certain limitations imposed by general principles of equity and by statutes and judicial decisions that limit or prohibit enforcement which would violate the implied covenant of good faith and fair dealing or would be commercially unreasonable.

      2. Certain procedural requirements, such as the required format and timing of service of process, court filings, recordation and notices, must meet the minimum statutory requirements. Other rights and obligations are subject to limitations or restrictions imposed by statute. By way of example only, you are advised that any provision in the Loan Documents requiring a party to pay the attorneys' fees and costs of another party in actions to enforce the provisions thereof will be construed to entitle the prevailing party in any action to be awarded its costs and reasonable attorneys' fees.

                                 STOEL RIVES LLP

To The Chase Manhattan Bank and
  the Lenders Who Are a Party to the
  Credit Agreement Referred to Below,
  Acting by and Through The Chase Manhattan
  Bank, As Administrative Agent
August 7, 1996
Page 8


      3. With respect to our opinions in paragraphs 4 and 6, (a) the enforceability of the Loan Documents may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or similar laws, or by equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) relating to or limiting the rights of creditors generally, and (b) the use of the term "enforceable" shall not imply any opinion as to the availability of equitable remedies other than the foreclosure of the liens created by the Loan Documents in accordance with Oregon law. Further, a court of the State may not strictly enforce certain provisions contained in the Loan Documents or allow acceleration of the maturity of the indebtedness if it concludes that such enforcement or acceleration would be unreasonable under circumstances then existing. We do believe, however, that subject to limitations expressed elsewhere in this opinion, enforcement or acceleration against the Borrower would be available if an event of default occurs as a result of a material breach of a material provision contained in the Loan Documents.

      The following list is not a complete recitation of matters as to which no opinion is expressed, but we wish to emphasize specifically that we express no opinion as to the enforceability of (i) self-help, rights of set off or the right to possession of the personal property or collection of rental or other income without appointment of a receiver or the rights, procedural requirements for or powers of a receiver; (ii) provisions purporting to establish evidentiary standards; (iii) provisions related to the waiver of rights, remedies and defenses; (iv) provisions that permit the Lenders to collect a late charge, increased interest rate after default or maturity or a prepayment premium to the extent such amount exceeds actual damages; (v) any reservation of the right to pursue inconsistent or cumulative remedies; (vi) any "due on encumbrance" clause in any circumstance where the security for the loan would not be impaired; (vii) provisions for payment or reimbursement of costs and expenses or indemnification for claims, losses or liabilities (including, without limitation, attorneys' fees) in excess of statutory limits or an amount determined to be reasonable by any court or other tribunal and any provision for attorneys' fees other than to the prevailing party; (viii) provisions pertaining to jurisdiction or venue;
(ix) provisions purporting to appoint the Administrative Agent or a Lender as attorney-in-fact for the Borrower; (x) limitations on the liability of the Administrative Agent or a Lender, or for indemnification of same, for its own negligence or misconduct; (xi) provisions that purport to establish or maintain priority of the lien or security interest; (xii) provisions purporting to allow the Administrative Agent to determine the method or order of sale of property in a foreclosure action; and (xiii) any disclaimer of liability under environmental laws.

                                 STOEL RIVES LLP

To The Chase Manhattan Bank and
  the Lenders Who Are a Party to the
  Credit Agreement Referred to Below,
  Acting by and Through The Chase Manhattan
  Bank, As Administrative Agent
August 7, 1996
Page 9


      4. Our opinions set forth in paragraphs 4 and 5 above are subject to the further qualifications that we express no opinion as to the validity or perfection of the security interests referred to in paragraphs 4 and 5 above as they relate to any interest in or claim under any policy of insurance, except a claim to the proceeds payable by reason of loss or damage under insurance policies maintained by the Borrower with respect to Collateral as required by and in compliance with the Security Agreement.

      5. Our opinion with respect to the perfection and maintenance of perfection of security interests under the UCC is not to be construed as applying (i) to the creation or perfection of any security interest in any "security," as defined in the UCC, or (ii) to the laws of any jurisdiction other than the State that may govern the creation or perfection of any security interest in any of the Collateral. A perfected security interest in certain tangible Collateral may become unperfected if it is removed from the State.

      6. Under Oregon law, the interpretation of any contract is based on the intent of the parties and evidence extrinsic to a contract may be introduced to ascertain the intent of the parties regardless of the presence or absence of ambiguity and regardless of a statement by the parties that the written agreement constitutes an integrated expression of their agreement. We expressly disclaim any knowledge of the intent of the parties not expressed in the words used in the Loan Documents. This opinion is expressly qualified to the extent that determination of the intent of the parties based on evidence other than the words used in the Loan Documents would lead to a result differing from our opinion.

                                   EXCLUSIONS

      1. We express no opinion regarding the priority of any lien or security interest.

                                   LIMITATIONS

      The opinions expressed in this Opinion are limited to matters governed by the substantive laws of the State (excluding the laws of any other jurisdiction that may be applicable under choice or conflicts of laws, rules or principles of the State), in each case as in effect on the date of this letter, and we express no opinion as to the law of any other state or jurisdiction. We undertake no obligation to update or supplement this Opinion in response to subsequent changes in the law or facts or future events. This Opinion is limited to the specific

                                 STOEL RIVES LLP

To The Chase Manhattan Bank and
  the Lenders Who Are a Party to the
  Credit Agreement Referred to Below,
  Acting by and Through The Chase Manhattan
  Bank, As Administrative Agent
August 7, 1996
Page 10


transactions, documents and matters described above, and no opinions may be implied or inferred beyond those that are expressly stated in this letter.

      This Opinion may not be relied upon by any person other than the addressees named in this letter and any permitted participant under the Credit Agreement, and no person may be subrogated to the rights of the addressees. This Opinion is provided to you solely for the purpose of complying with the requirements of Section 5.1(k) of the Credit Agreement and, without our prior written consent, may not be quoted in whole or in part or otherwise referred to in (or be the basis for) any report or document furnished to any person or entity, except in connection with the inspection of your files by internal or governmental examiners or auditors.

                                            Very truly yours,

                                            /S/ Stoel Rives LLP

                                            Stoel Rives LLP

                                                                 Exhibit J-4 (1)

                        [LETTERHEAD OF STIKEMAN, ELLIOTT]


                                           August 7, 1996


TO THE PERSONS IDENTIFIED IN
SCHEDULE A TO THIS LETTER

Dear Sirs:

            Re:   Security Interest granted in favour of
                  The Chase Manhattan Bank by Core-Mark International, Inc., CIM Products, Inc., Core-Mark Interrelated Companies, Inc. and Core-Mark Midcontinent. Inc.
            ----------------------------------------------------------------

            We have acted as local agent for Core-Mark International, Inc., CIM Products, Inc., Core-Mark Interrelated Companies, Inc. and Core-Mark Midcontinent, Inc. (collectively, the "Debtors" and each individually being a "Debtor") in connection with the registration under the Personal Property Security Act (Alberta), as amended (the "PPSA"), of a financing statement in respect of a security interest created under a security agreement (the "Security Agreement") dated August 7, 1996 granted in favour of The Chase Manhattan Bank, as Administrative Agent (the "Lender") by each of the Debtors.

Scope of Examination

            We have examined a copy identified to our satisfaction of the Security Agreement.

            We have also examined originals or copies of such records, certificates or other documents and have considered such questions of law as we have considered relevant and necessary as a basis for the opinions hereinafter expressed.

Assumptions

            In rendering the opinions expressed below we have, without independent inquiry, assumed:

                                                               STIKEMAN, ELLIOTT

      1. and relied upon the genuineness of all signatures (whether on originals or copies of documents), the authenticity of all documents submitted to us as originals the conformity to the original documents of all documents submitted to us as notarial, certified, conformed, photostatic or telecopied copies thereof and the authenticity of the originals of such documents;

      2. the name and address of each of the Debtors is at all relevant times as set forth in Schedule C hereto;

      3. that the name and address of the lender is at all relevant times as set forth in Schedule C hereto;

      4. that each of the parties to the Security Agreement has all requisite power and authority to execute and deliver the Security Agreement and to perform its obligations thereunder;

      5. that the Security Agreement has been duly authorized, executed and unconditionally delivered by each of the parties thereto and constitutes a legal, valid and binding obligation enforceable against the parties in accordance with its terms;

      6. that the personal property subject to the security interest expressed to be created under the Security Agreement (the "Collateral") is accurately described in the Security Agreement;

      7. that value has been given and each of the Debtors has rights in the Collateral such that attachment (as that term is used in the PPSA) of the security interest in the Collateral expressed to be created under the Security Agreement has occurred;

      8. that the parties to the Security Agreement have not specifically agreed in writing to postpone the time for attachment of the security interest in the Collateral expressed to be created under the Security Agreement;

      9. that the Collateral does not include "serial number goods" as defined in Alberta Regulation 234/90 made pursuant to the PPSA, being a motor vehicle, a trailer, a mobile home, an aircraft, a boat or an outboard motor for a boat; and

      10. that the Collateral does not include property in which a security interest may not be perfected by the filing of a financing statement under the PPSA, such as, but without limitation, contracts of annuity or policies of insurance (except money or other value payable under a policy of insurance as indemnity or compensation for loss of or damage to the Collateral), interests in land (including a lease), interests

                                                               STIKEMAN, ELLIOTT
            in rights to payment in connection with an interest in lands (including rental payments), and rights to damages in tort.

            In addition we have assumed and relied upon the accuracy of the search results and verification statements issued by the Personal Property Registry (Alberta). In providing the opinion set forth in paragraph 1 under the heading "Opinions" we have relied solely on a Certificate of Status respecting Core-Mark International, Inc. issued by the Registrar of Corporations (Alberta) and dated August 6, 1996, a copy of which is attached hereto as Schedule B.

Subject Laws

            Our opinions expressed herein are limited to the laws of the Province of Alberta and federal laws of Canada applicable therein and we express no opinion with respect to the laws of any other jurisdiction. For the purposes of the PPSA the validity, perfection and effect of perfection or non-perfection of a security interest in intangibles (which includes accounts receivable) is governed by the law of the jurisdiction where the debtor is located at the time the security interest attaches. Under the PPSA, a debtor is deemed to be located at the debtor's place of business if there is one, at the debtor's chief executive office if there is more than one place of business, and otherwise at the debtor's principal place of residence.

Searches

            At your request, we have conducted or arranged to be conducted searches in certain public registry or filing offices in the Province of Alberta which may disclose any other interests in the Collateral. The results of those searches have been provided under separate cover.

Registrations

            On August 6, 1996 we attended to registration of a financing statement (the "Financing Statement") in respect of the security interest expressed to be granted to and created in favour of the lender under the Security Agreement, which registration is described in Schedule C hereto. In accordance with your instructions that registration has been made for a term of ten (10) years and unless the obligations secured by the security interest expressed to be created by the Security Agreement have been fulfilled within that period of time, renewal of that Financing Statement prior to its expiry on August 6, 2006 will be required.

                                                               STIKEMAN, ELLIOTT

Renewals

            Our firm maintains no record of the dates of registration of financing statements and we have no reminder system for that purpose; accordingly, we take no responsibility for the registration of renewals or amendments .

Opinions

            Subject to the assumptions set forth above and the qualifications hereinafter expressed, we are of the opinion that:

      1. Core-Mark International, Inc. is a valid and subsisting extra-provincial corporation under the Business Corporations Act (Alberta) .

      2. The Security Agreement creates a valid security interest in that Collateral the validity of a security interest in which is governed by the PPSA.

      3. The security interest created under the Security Agreement in that Collateral, the perfection of a security interest in which is governed by the PPSA, has been duly perfected by registration under the PPSA.

      4. No other notice, registration or act is necessary in the Province of Alberta to perfect under the PPSA the security interests created under the Security Agreement .

Qualifications

            The opinions expressed herein are based on and subject to the following qualifications:

      1.    we express no opinion as to title of the Collateral;

      2. we express no opinion as to the rank or priority of any charge on or security interest in the Collateral, including that expressed to be created under the Security Agreement;

      3. to the extent that the PPSA is applicable, the obligations of an account debtor in respect of an intangible or chattel paper assigned under the Security Agreement to make payment to the secured party are subject to Section 41 of the PPSA which requires, inter alia, that the account debtor receive notice regarding the assignment as stipulated in Section 41(5) of the PPSA;

                                                               STIKEMAN, ELLIOTT

      4. we express no opinion as to any recordings, filings, indexing, entering or registrations which may be necessary in respect of: (i) any interest in real or immovable property; (ii) any debt owing by the Crown in right of Canada or Alberta or any agency thereof; (iii) any permit, license or authorization, the transfer or assignment of which is specifically regulated by any statute or regulation of Alberta; (iv) debts, claims, demands and other rights the assignment of which is subject to certain conditions or is specifically regulated by any statute or regulation of Alberta; (v) ships (which are registered under the Canada Shipping Act), rolling stock, trademarks, patents, copyrights or industrial designs; or (vi) property to which the PPSA does not apply;

      5. under the PPSA, the failure to register by serial number in respect of certain kinds of collateral (itinerant collateral such as motor vehicles, trailers, mobile homes, aircraft and boats) not held by the debtor as inventory may result in the secured party not having priority over certain third parties in relation to such collateral. As no registration by serial number has been effected in respect of such kinds of assets which now or may hereafter form part of the Collateral, this opinion is qualified to the extent that such serial number registration may be necessary or desirable.

            This opinion has been delivered to you in connection with the registration of the security interest created under the Security Agreement in the Province of Alberta. Without our prior consent, this opinion may not be relied upon by you for any other purposes or in connection with any other transaction, be relied upon by any other party other than the addressees nor quoted in whole or in part.

                                           Yours very truly,


                                           /s/ Stikeman, Elliott

                                                                  EXHIBIT K TO
                                                              CREDIT AGREEMENT

                                   [FORM OF]

                          ASSIGNMENT AND ACCEPTANCE

     Reference is made to the Credit Agreement, dated as of August 7, 1996
(as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Core-Mark International, Inc. (the "BORROWER"), the Lenders named therein and The Chase Manhattan Bank, as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT"). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     The Assignor identified on Schedule l hereto (the "ASSIGNOR") and the Assignee identified on Schedule l hereto (the "ASSIGNEE") agree as follows:

     1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date (as defined below), the interest described in Schedule 1 hereto (the "Assigned Interest") in and to the Assignor's rights and obligations under the Credit Agreement with respect to those credit facilities contained in the Credit Agreement as are set forth on Schedule 1 hereto (individually, an "Assigned Facility"; collectively, the "Assigned Facilities"), in a principal amount for each Assigned Facility as set forth on
Schedule 1 hereto.

     2. The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, other than that the Assignor has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, any of its Subsidiaries or any other obligor or the performance or observance by the Borrower, any of its Subsidiaries or any other obligor of any of their respective obligations under the Credit Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto;
(c) attaches any Notes held by it evidencing the Assigned Facilities and
(i) requests that the Administrative Agent, upon request by the Assignee, exchange the attached Notes for a new Note or Notes payable to the Assignee and (ii) if the Assignor has retained any interest in the Assigned Facility, requests that the Administrative Agent exchange the attached Notes for a new Note or Notes payable to the Assignor, in each case in amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Effective Date); and
(d) represents and warrants that it has complied with all of the provisions of
Section 10.6(c) of the Credit Agreement which are applicable to it in connection with this Assignment.

      3. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received a copy of the

Credit Agreement, together with copies of the financial statements delivered pursuant to subsection 4.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it will, independently and without reliance upon the Assignor, the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligation pursuant to subsection 2.19(b) of the Credit Agreement; and
(f) represents and warrants that it has complied with all of the provisions of Section 10.6 (c) of the Credit Agreement which are applicable to it in connection with this Assignment.

      4. The effective date of this Assignment and Acceptance shall be the Effective Date of Assignment described in Schedule 1 hereto (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance by it and recording by the Administrative Agent pursuant to the Credit Agreement, effective as of the Effective Date (which shall not, unless otherwise agreed to by the Administrative Agent, be earlier than five Business Days after the date of such acceptance and recording by the Administrative Agent).

      5. Upon such acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to the Effective Date and to the Assignee for amounts which have accrued subsequent to the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

      6. From and after the Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

      7. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.

                                                                            3
       IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.

                                  Schedule 1
                         to Assignment and Acceptance

Name of Assignor:
                  ----------------------------------

Name of Assignee:
                  ----------------------------------

Effective Date of Assignment:
                              ----------------------


    Credit              Principal
Facility Assigned    Amount Assigned   Commitment Percentage Assigned (1)
-----------------    ---------------   ----------------------------------

                      $                                    %
                       ---------                  ---------


[Name of Assignee]              [Name of Assignor]


By:                             By:
    ------------------------         ------------------------
    Name:                            Name:
    Title:                           Title:






-------------------
(1) Calculate the Commitment Percentage that is assigned to at least 15 decimal places and show as a percentage of the aggregate commitments of all Lenders.

Accepted:                            Consented To:

THE CHASE MANHATTAN BANK, as         CORE-MARK INTERNATIONAL, INC.(2)
Administrative Agent


By:                                  By:
    --------------------------           -----------------------------
    Name:                                Name:
    Title:                               Title:


                                         THE CHASE MANHATTAN BANK, as
                                         Administrative Agent


                                         By:
                                             ---------------------------------
                                             Name:
                                             Title:


                                         CHASE MANHATTAN BANK
                                         DELAWARE, as Issuing Bank


                                         By:
                                             ---------------------------------
                                             Name:
                                             Title:




-------------------
(2) The consents of the Borrower, the Administrative Agent and the Issuing Bank are not required unless the assignee is not an existing Lender under the Credit Agreement.




                                                               STIKEMAN, ELLIOTT

                                   SCHEDULE A
                                   ADDRESSEES

Core-Mark International, Inc.
C/M Products, Inc.
Core-Mark Interrelated Companies, Inc.
Core-Mark Midcontinent, Inc.

Simpson Thacher & Bartlett

The Chase Manhattan Bank
The other Lenders party to the Credit Agreement dated August 7, 1996 among
       Core-Mark International, Inc., The Chase Manhattan Bank and those Lenders

                                                               STIKEMAN, ELLIOTT

                                   SCHEDULE B
                              CERTIFICATE OF STATUS

================================================================================

Alberta                                                 Corporate Access Number
GOVERNMENT OF ALBERTA                                          21670091


                              CERTIFICATE OF STATUS
                                     Form 32


I CERTIFY THAT ACCORDING TO OUR RECORDS

CORE-MARK INTERNATIONAL, INC.

JURISDICTION: DELAWARE
REGISTERED IN ALBERTA ON 95/09/28

IS AS OF THIS DATE A VALID AND SUBSISTING EXTRA-PROVINCIAL CORPORATION


GIVEN UNDER MY HAND AND SEAL OF OFFICE IN THE PROVINCE OF ALBERTA.

            DATED: 96 AUG 06


   [Seal]



                                                 /s/ [Illegible]

                                                 Registrar of Corporations

================================================================================

                                                               STIKEMAN, ELLIOTT

                                   SCHEDULE C
                            REGISTRATION PARTICULARS

A Financing Statement was registered at Personal Property Registry (Alberta) in respect of the Security Agreement on August 6, 1996. Particulars of the Registration are as follows:

(a)   Registration #:                     96080616228

(b)   Expiry Date:                        August 6, 2006

(c)   Name and Address of each Debtor:    Core-Mark International, Inc.
                                          395 Oyster Point Boulevard, South
                                          San Francisco, California 94080

                                          C/M Products, Inc.
                                          395 Oyster Point Boulevard, South
                                          San Francisco, California 94080

                                          Core-Mark Interrelated Companies, Inc.
                                          395 Oyster Point Boulevard, South
                                          San Francisco, California 94080

                                          Core-Mark Midcontinent, Inc.
                                          395 Oyster Point Boulevard, South
                                          San Francisco, California 94080

(d)   Secured Party's Name:               The Chase Manhattan Bank

(e)   Secured Party's Address:            200 Jericho Quadrangle
                                          Jericho, New York
                                          11753

(f)   Collateral Description:             All of the Debtor's present and after
                                          acquired personal property

                                                                  Exhibit J-4(2)

                        [LETTERHEAD OF STIKEMAN, ELLIOTT]

FILE NO. 00010-046

                                                August 7, 1996


The Chase Manhattan Bank and the
  Lenders (as hereinafter defined)
200 Jericho Quadrangle
Jericho, New York
11753

and

Simpson Thacher & Bartlett
425 Lexington Avenue
New York, New York
10017-3954


Dear Sirs:

      Re: Security granted by Core-Mark International, Inc.
      ------------------------------------------------------

      We have acted on your behalf as special British Columbia counsel in connection with a security agreement granted pursuant to a credit agreement made as of August 7, 1996 (the "Credit Agreement") between The Chase Manhattan Bank (the "Agent") as agent bank and the lenders (collectively, the "Lenders") party thereto as lenders and Core-Mark International, Inc. ("Core-Mark"), C/M Products, Inc., Core-Mark Interrelated Companies, Inc. and Core-Mark Midcontinent, Inc. (which, together with Core-Mark are collectively referred to as the "Borrowers").

      In connection with this transaction, we have reviewed a security agreement dated as of August 7, 1996 (the "Security Agreement") granted by the Borrowers in favour of the Agent.

      We have examined originals, or copies certified or otherwise identified to our satisfaction, of certificates of governmental officials, documents and such other material as we have considered necessary or appropriate for the purposes of this opinion. In such

                                                               STIKEMAN, ELLIOTT
examination we have assumed that all signatures are genuine, all documents submitted to us as originals are authentic and all photostatic, certified, notarial or other copies conform to the originals.

      For the purposes of this opinion, we have assumed that:

      (i) the Borrowers have been duly incorporated and are validly existing corporations in good standing under the laws of their respective jurisdictions of incorporation and that the Borrowers have all corporate power and authority to own property and carry on business;

      (ii) the Borrowers have the corporate power and capacity to execute and deliver the Security Agreement; and

      (iii) the Security Agreement has been duly and validly authorized, executed and delivered to the Agent by the Borrowers.

      We have conducted or arranged for certain searches and registrations against the name of the Borrower in certain offices of public record in the Province of British Columbia. The results of the searches and registrations are set out in Schedule A to this opinion.

      The opinions expressed herein relate only to the laws of the Province of British Columbia and the laws of Canada applicable therein. No opinions are expressed herein with respect to the laws of any other jurisdiction.

      For the purposes of the Personal Property Security Act (British Columbia) (the "PPSA"), the validity, perfection and effect of perfection or non-perfection of a security interest in intangibles (which includes accounts receivable) is governed by the law of the jurisdiction where the debtor is located at the time the security interest attaches. Under the PPSA, a debtor is deemed to be located at the debtor's place of business if there is one, at the debtor's chief executive office if there is more than one place of business, and otherwise at the debtor's principal place of residence. It is our understanding that you have made appropriate personal property security registrations in the jurisdiction where the Borrower maintains their chief executive offices.

      Based upon and subject to the foregoing and the qualifications below, we are of the opinion that, on the date hereof:

      1. Core-Mark is duly registered as an extra-provincial corporation with the Registrar of Companies for the Province of British Columbia and is duly qualified to carry on business under the Company Act British Columbia).

                                                               STIKEMAN, ELLIOTT

      2. The Security Agreement creates a valid security interest in the Collateral (as defined in the Security Agreement) to which the Personal Property Security Act (British Columbia) applies. No other notice, filing, registration or act is necessary in the Province of British Columbia to perfect the security interest created by the Security Agreement.

      The foregoing opinions are subject to the following qualifications:

      (a) we express no opinion as to the rank or priority of any security interest in personal property;

      (b) we express no opinion as to the accuracy of the description of any of the property charged by the Security Agreement or as to the ownership of or title to any of the property charged by the Security Agreement;

      (c) we express no opinion as to the creation or perfection of the security interest, nor have we effected registrations, filings or searches in any office of public record, with respect to:

            (i) any Collateral which is now or hereafter becomes a fixture or crop;

            (ii) any Collateral that is serial numbered goods, as defined in the PPSA;

            (iii) any Collateral of a nature described in subsections (c), (d),
                  (e), (f), (g), (1) or (1) of Section 4 of the PPSA, a copy of which Section is attached hereto;

            (iv) any Collateral to the extent that security agreements with respect to such Collateral are governed by the provisions of an Act of the Parliament of Canada including, without limitation, any vessel registered under the Canada Shipping Act and any patents, trademarks and other intellectual property rights;

            (v) any Collateral for which, pursuant to applicable conflicts rules (including without limitation the conflicts rules of the PPSA), the validity, perfection and the effect of perfection are governed by the laws of a jurisdiction other than British Columbia;

            (vi) any Collateral being proceeds which are not identifiable or traceable; and

            (vii) permits, quotas or other property which is not personal property;

                                                               STIKEMAN, ELLIOTT

      (d) to the extent that the PPSA is applicable, the obligation of an account debtor under an intangible or chattel paper assigned to make payments to the assignee thereunder is subject to section 41(7) of the PPSA which requires, inter alia, that the account debtor receive the notice regarding the assignment stipulated in section 41(7);

      (e) to the extent that the Financial Administration Act (Canada) (the "FAA") is applicable, the obligation of the Crown to make payment of a Crown debt (as defined in Part VII of the FAA) requires, inter alia, that the assignment is absolute and that the Crown receive notice of the assignment in the form and manner stipulated in section 69 of the FAA;

      (f) the requirement to re-register or amend the existing registration in certain instances pursuant to the provisions of the PPSA in order to maintain the perfection of the security interest; and

      (g) we express no opinion as to the creation of the security interest with respect to:

            (i)   any contractual rights which by their terms; or

            (ii)  any Collateral which by its nature,

            cannot be the subject of a security interest without consent, authorization or approval of third parties.

      This opinion is solely for the benefit of the addressees in connection with the Credit Agreement and is not for the benefit of any other person or entity. This opinion letter may not be relied upon by, quoted, in whole or in part, or otherwise referred to, used or disclosed to, anyone else or used for any other purpose, without our prior written consent.

                                  Yours truly,

                                  /s/ Stikeman, Elliott

1989                        PERSONAL PROPERTY SECURITY              SBC CHAP. 36
                                                               INDEX CHAP. 321.5
Exclusions from scope of Act

      4. Except as otherwise provided in this Act, this Act does not apply to the following:

            (a) a lien, charge or other interest given by a rule of law or by an enactment unless the enactment contains an express provision that this Act applies;

            (b) a security agreement governed by an Act of the Parliament of Canada that deals with rights of parties to the agreement or the rights of third parties affected by a security interest created by the agreement, including but without limiting the generality of the foregoing

                        (i)   a mortgage under the Canada Shipping Act, and

                        (ii) any agreement governed by Part V, Division B of the Bank Act (Canada);

            (c) the creation or transfer of an interest or claim in or under a contract of annuity or policy of insurance except the transfer of a right to money or other value payable under a policy of insurance as indemnity or compensation for loss of or damage to collateral;

            (d) the creation or transfer of an interest in present or future wages, salary, pay, commission or any other compensation for labour or personal services other than fees for professional services;

            (e) the transfer of an interest in an unearned right to payment under a contract to a transferee who is to perform the transferor's obligations under the contract;

            (f) the creation or transfer of an interest in land, other than an interest arising under a licence, including

                        (i)   a lease,

                        (ii)  [Repealed 1990-11-3 (b).]

                        (iii) a petroleum and natural gas lease under the
                              Petroleum and Natural Gas Act,

                        (iv) a lease, issued under the Coal Act, that confers the right to produce coal, or

                        (v) any similar interest that is prescribed for the purposes of this section;

            (g) the creation or transfer of an interest in a right to payment that arises in connection with an interest in land, including an interest in rental payments payable under a lease of land;

            (h) a sale of accounts or chattel paper as part of a sale of a business out of which they arose unless the vendor remains in apparent control of the business after the sale;

            (i) a transfer of accounts made solely to facilitate the collection of the accounts for the assignor;

            (j) the creation or transfer of an interest in a right to damages in tort;

            (k) an assignment for the general benefit of creditors made in accordance with an Act of the Parliament of Canada relating to insolvency;

            (l) a mineral claim or a placer claim as those terms are defined in the

                  Mineral Tenure Act.

                              1989-36-4; 1990-11-3.


                                                                      SCHEDULE A

                  [Letterhead of Province of British Columbia]

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Date: AUG 06, 1996             Currency Date: JUL 31 1996          Page:  1
Time: 11:44:07                         Clerk: PE12804
Searching Party:

   STIKEMAN, ELLIOTT BARRISTER & SOLIC

   Mailing Address: STIKEMAN, ELLIOTT BARRISTER & SOLICITOR
                    SUITE 1700, PARK PLACE
                    666 BURRARD STREET
                    VANCOUVER          BC       V6C 2X8



 Inquiry Origin: BC ONLINE                    Billing #:
      Control #:                                  Index: BUSINESS DEBTOR
Search Criteria: CORE-MARK INTERNATIONAL
______________________________________________________________________

********** P P S A   S E C U R I T Y   A G R E E M E N T **********

            Reg. Date: FEB 28, 1992            Reg. Length: 5 YEARS
            Reg. Time: 10:20:00                Expiry Date: FEB 28, 1997
          Base Reg. #: 3874008                   Control #: F0588052
Block#

 50001  Secured Party: G.N. JOHNSTON EQUIPMENT CO. LTD.
                       1400 COURTNEY PARK DRIVE
                       MISSISSAUGA ON  L5T 1Hl

*D0001    Base Debtor: CORE-MARK INTERNATIONAL INC.
            (Business) 2924 JACKLIN ROAD
                       VICTORIA BC  V9B 3Y5

       Vehicle Collateral:
       Type                 Serial #     Year          Make/Model      MH Reg.*
 V000l MV                 031G-91-16997   91 RAYMOND    311R3OTT

       General Collateral:
       GNB BATTERY MODEL 18-120C-13 S/N V12630
       IEL CHARGER MODEL 185A720 S/N 7210

       ********** P P S A   S E C U R I T Y   A G R E E M E N T **********

       Reg. Date: JUN 25, 1992                Reg. Length: 3 YEARS
       Reg. Time: 10:43:12                    Expiry Date: JUN 25, 1998
     Base Reg. 1: 4071096                        Control #: B0521053

    ***    Expiry date includes subsequent registered renewal(s).
Block#

                                                       Continued on Page  2

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   Search Criteria: CORE-MARK INTERNATIONAL                    Page:    2

 S000l   Secured Party: TELECOM LEASING CANADA (TLC) LIMITED
                        700 5945 KATHLEEN AVENUE
                        BURNABY BC    V5H 4L5

*D0001     Base Debtor: CORE-MARK INTERNATIONAL INC
             (Business) 13211 DELF PLACE STE 601
                        RICHMOND BC  V6V 2A2

          General Collateral:
          TELEPHONE EQUIPMENT

                      ---------- R E N E W A L ----------

              Reg. Date: MAY 17, 1995                   Reg. Life: 3 YEARS
              Reg. Time: 10:45:00
                 Reg. #: 5788967                        Control #: C1658589
         Base Reg. Type: PPSA SECURITY AGREEMENT
            Base Reg. #: 4071096                   Base Reg. Date: JUN 25, 1992

     Registering
           Party: TELECOM LEASING CANADA (TLC) LIMITED
                  700 5945 KATHLEEN AVENUE
                  BURNABY BC  V5H 4L5

        ---------- A M E N D M E N T / O T H E R C H A N G E ----------

              Reg. Date: MAY 17, 1995
              Reg. Time: 10:45:00
            Base Reg. #: 5789656                        Control #: C1658588
              Reg. Type: PPSA SECURITY AGREEMENT
            Base Reg. #: 4071096                   Base Reg. Date: JUN 25, 1992

         Details Description:
         AMENDING GENERAL COLLATERAL

         General Collateral:
         ** DELETED **
         TELEPHONE EQUIPMENT
         *** ADDED ***
         TELEPHONE EQUIPMENT LEASE #405258

           Registering
                 Party:  TELECOM LEASING CANADA (TLC) LIMITED
                         700 5945 KATHLEEN AVENUE
                         BURNABY BC  V5H 4L5


                                                      Continued on Page  3

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Search Criteria: CORE-MARK INTERNATIONAL                    Page:    3

       ********** P P 5 A   S E C U R I T Y   A G R E E M E N T **********

         Reg. Date: JUN 25, 1992                       Reg. Length: 3 YEARS
         Reg. Time: 10:51:26                           Expiry Date: JUN 25, 1998
       Base Reg. #: 4071146                              Control #: B0521090

  *** Expiry date includes subsequent registered renewal(s).

Block#

 S0001   Secured Party: TELECOM LEASING CANADA (TLC) LIMITED
                        700 5945 KATHLEEN AVENUE
                        BURNABY BC  V5H 4L5

 D0001     Base Debtor: CORE-MARK INTERNATIONAL INC
             (Business) 2924 JACKLIN ROAD
                        VICTORIA BC  V9B 3Y5
       General Collateral:
        TELEPHONE EQUIPMENT

                      ---------- R E N E W A L ----------


              Reg. Date: MAY 17, 1995                 Reg. Life: 3 YEARS
              Reg. Time: 10:45:00
                 Reg. #: 5788968                      Control #: C1658586
         Base Reg. Type: PPSA SECURITY AGREEMENT
            Base Reg. #: 4071146                 Base Reg. Date: JUN 25, 1992

            Registering
                  Party:  TELECOM LEASING CANADA (TLC) LIMITED
                          700 5945 KATHLEEN AVENUE
                          BURNABY BC  V5H 4L5

    ---------- A M E N D M E N T  /  O T H E R   C H A N G E ------------

                     Reg. Date: MAY 17, 1995
                     Reg. Time: 10:45:00
                        Reg. #: 5789655                 Control #: C1658587
                Base Reg. Type: PPSA SECURITY AGREEMENT
                   Base Reg. #: 4071146            Base Reg. Date: JUN 25, 1992

        Details Description:
        AMENDING GENERAL COLLATERAL

        General Collateral:
        ** DELETED **
        TELEPHONE EQUIPMENT

                                                      Continued on Page  4

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Search Criteria: CORE-MARK INTERNATIONAL                    Page:    4

        *** ADDED ***
        TELEPHONE EQUIPMENT LEASE 1405259

                 Registering
                       Party: TELECOM LEASING CANADA (TLC) LIMITED
                              700 5945 KATHLEEN AVENUE
                              BURNABY BC  V5H 4L5

     ********** P P S A   S E C U R I T Y   A G R E E M E N T **********

        Reg. Date: DEC 23, 1992                       Reg. Length: 6 YEARS
        Reg. Time: 16:06:29                           Expiry Date: DEC 23, 1998
      Base Reg. #: 4374735                              Control #: B0689691
Block#

 S0001  Secured Party: IBM CANADA LTD.
                       3500 STEELES AVENUE EAST.,
                       MARKHAM ONT  L3R 2Z1

 D0001    Base Debtor: COMDISCO CANADA LTD
            (Business) 1055 DUNSMUIR STREET, STE 2794
                       VANCOUVER BC  V7X 1L4

=D0002    Bus. Debtor: CORE-MARK INTERNATIONAL, INC
                       13160 VANIER PLACE, STE 140
                       RICHMOND BC  V6V 2J2
             General Collateral:
             ALL PRESENT AND AFTER-ACQUIRED GOODS SUPPLIED BY THE SECURED PARTY, INCLUDING WITHOUT LIMITATION, ALL OFFICE MACHINES, OFFICE EQUIPMENT, COMPUTER HARDWARE, SOFTWARE AND ANCILLARY PRODUCTS SUPPLIED BY THE SECURED PARTY, AND ALL PROCEEDS THEREFROM REGARDLESS OF THE FORM OF THE PROCEEDS.

                 Registering
                       Party:  RUSSELL & DUMOULIN
                               1075 W GEORGIA ST, STE 1500
                               VANCOUVER BC  V6E 3G2

       *** Name/Address Changed on October 25, 1994 to:

                 Registering
                       Party:  RUSSELL & DUMOULIN
                               1075 W GEORGIA ST, STE 2100
                               VANCOUVER BC  V6E 3G2

                                                      Continued on Page  5

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Search Criteria: CORE-MARK INTERNATIONAL                    Page:    5


  ---------- A M E N D M E N T  /  0 T H E R   C H A N G E -----------

     Reg. Date: JAN 14, 1993
     Reg. Time: 10:15:00
        Reg. #: 4403182                          Control #: C0899147
Base Reg. Type: PPSA SECURITY AGREEMENT
   Base Reg. #: 4374735                     Base Reg. Date: DEC 23, 1992

      Details Description:
      ADD TWO DEBTORS
Block#
                     *** ADDED ***

 D0003    Bus. Debtor: COMDISCO DU CANADA LTEE
                       1055 DUNSMUIR STREET, STE 2794
                       VANCOUVER BC V7X 1L4

                     *** ADDED ***

 D0004    Bus. Debtor: COMDISCO CANADA LTD/COMDISCO DU
                       CANADA LTEE
                       1055 DUNSMUIR STREET, STE 2794
                       VANCOUVER BC  V7X 1L4

             Registering
                   Party: RUSSELL & DUMOULIN
                          1075 W GEORGIA ST, STE 1500
                          VANCOUVER BC  V6E 3G2

           *** Name/Address Changed on October 25, 1994 to:

             Registering
                   Party:  RUSSELL & DUMOULIN
                           1075 W GEORGIA ST, STE 2100
                           VANCOUVER BC  V6E 3G2

  ********** P P 5 A   S E C U R I T Y   A G R E E M E N T **********

      Reg. Date: FEB 15, 1993                          Reg. Length: S YEARS
      Reg. Time: 09:00:00                              Expiry Date: FEB 15, 1998
    Base Reg. #: 4457490                                  Control #: F1219612
Block#

S0001  Secured Party: COMDISCO CANADA LTD.
                      ROYAL BANK PLAZA, NORTH TOWER,
                      TORONTO ONT  M5J 2J3

                                                             Continued on Page 6


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Search Criteria: CORE-MARK INTERNATIONAL                                Page: 6

=D0001      Base Debtor: CORE-MARK INTERNATIONAL, INC.
              (Business) 601-13211 DELF PLACE
                         RICHMOND BC  V6V 2A2

        General Collateral:
        EQUIPMENT LEASED PURSUANT TO MASTER LEASE AGREEMENT DATED JANUARY 13, AND PROCEEDS.

--------A D D I T I O N   O F   C O L L A T E R A L  /  P R 0 C E E D S-------

                    Reg. Date: MAR 03, 1995
                    Reg. Time: 10:50:00
                       Reg. #: 5669001          Control #: C1606120
               Base Reg. Type: PPSA SECURITY AGREEMENT
                  Base Reg. #: 4457490     Base Reg. Date: FEB 15, 1993

        General Collateral:
        *** ADDED ***
        ALL PROPERTY LEASED UNDER A MASTER LEASE DATED JANUARY 13, 1993 AND CORRESPONDING LEASE SCHEDULES INCLUDING BUT NOT LIMITED TO THE
        FOLLOWING: ONE IBM 9406 E45 S/N 10A9488, ONE IBM 2623 SIX LINE COMM CONTROLLER S/N 10A9489, ONE IBM 2626, ONE IBM 2644,ONE IBM 2658, TWO IBM 3101, TWO IBM 6112, ONE IBM 6140, TWO IBM 6173, ONE IBM 6175. THREE IBM 5494-001 REMOTE CONTROLLERS S/N 8201420, 8201421,
        8201422. ONE CROSS COMM XLT-20 WITH THE FOLLOWING FEATURES:
        XLM-EEWW/XL-WS-V35IBM/XL-WS-SCM/XL-PS/FPX-20-R/IMS-1/XLM-MODEM/CS-
        V35/CS-V35-PT. ONE BM 9406 E60 S/N A3534, ONE IBM 2623 SIX LINE COMM CONTROLLER, ONE IBM 2619 OR 2626, ONE IBM 2644, ONE IBM 2658, TWO IBM 3104, ONE IBM 5042, ONE IBM 5512, ONE IBM 5520, ONE IBM 5540, ONE IBM 6050 OR 6140, ONE IBM 6173, ONE IBM 6175, ONE IBM 6501, ONE IBM 9080,
        ONE IBM 9865, ONE IBM 9980 ONE IBM MULIC E60/1/2 INCH 3480 CART. 18 TRACK TOGETHER WITH ALL PARTS AND ACCESSORIES INSTALLED IN OR AFFIXED OR ATTACHED TO ANY OF THE FOREGOING AND ALL MANUALS AND USER DOCUMENTATION RELATING THERETO AND ALL PROCEEDS IN ANY FORM DERIVED DIRECTLY OR INDIRECTLY FROM ANY DEALING WITH THE COLLATERAL.

           Registering
                 Party: CANADIAN SECURITIES REGISTRATION
                        SYSTEMS
                        130 3751  SHELL ROAD,
                        RICHMOND BC  V6X 2W2

    ********** P P 5 A   S E C U R I T Y   A G R E E M E N T **********

              Reg. Date: MAR 09, 1993             Reg. Length: 5 YEARS
              Reg. Time: 15:00:00                 Expiry Date: MAR 09, 1998
            Base Reg. #: 4492529                    Control #: F1889100
Block#

                                                            Continued on Page  7

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Search Criteria: CORE-MARK INTERNATIONAL                               Page: 7


  +++     Secured Party: MANUFACTURER FINANCE PROGRAMS LTD
                         2655 NORTH SHERIDAN WAY #280
                         MISSISSAUGA ONT  L5K 2P8

          *** Name/Address Changed on August 20, 1993 to:

  +++     Secured Party: MFP TECHNOLOGY SERVICES LTD.
                         2655 NORTH SHERIDAN WAY 1280
                         MISSISSAUGA ONT  L5K 2P8

          *** Name/Address Changed on March 4, 1996 to:

 S0001    Secured Party: MFP TECHNOLOGY SERVICES LTD.
                         2381 NORTH SHERIDAN WAY
                         MISSISSAUGA ONT L5K 2S3

=D0001      Base Debtor: CORE-MARK INTERNATIONAL, INC.
              (Business) 601-13211 DELF PLACE
                         RICHMOND BC  V6V 2A2

          General Collateral:
          ALL EQUIPMENT PURSUANT TO SCHEDULE OF TERMS 517 DATED MAR 3/93 AND ALL EQUIPMENT LEASED AND AMOUNTS OWING THEREUNDER.

      ********** P P S A   S E C U R I T Y   A G R E E M E N T **********

     Reg. Date: AUG 12, 1993                          Reg. Length: 5 YEARS
     Reg. Time: 13:44:09                              Expiry Date: AUG 12, 1998
   Base Reg. #: 4761308                                 Control #: B0923784
Block#

  +++     Secured Party: MANUFACTURER FINANCE PROGRAMS LTD
                         2655 NORTH SHERIDAN WAY 1280
                         MISSISSAUGA ONT  LSK 2P8

          *** Name/Address Changed on August 20, 1993 to:

  +++     Secured Party: MFP TECHNOLOGY SERVICES LTD.
                         2655 NORTH SHERIDAN WAY 1280
                         MISSISSAUGA ONT  LSK 2P8

          *** Name/Address Changed en March 4, 1996 to:

 S000l    Secured Party: MFP TECHNOLOGY SERVICES LTD.
                         2381 NORTH SHERIDAN WAY
                         MISSISSAUGA ONT   L5K 253


                                                            Continued on Page  8

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Search Criteria: CORE-MARK INTERNATIONAL                                Page: 8

=D0001      Base Debtor: CORE-MARK INTERNATIONAL, INC.
             (Business)  601-13211 DELF PLACE
                         RICHMOND B.C.  V6V 2A2

           General Collateral:
           COMPUTER EQUIPMENT PURSUANT TO LEASE AGREEMENT NO. 517-2 DATED AUGUST 13, 1993 UNDER SCHEDULE OF TERMS NO. 517 DATED MARCH 3, 1993 AND ALL AMOUNTS OWING THEREUNDER.

              Registering
                    Party: MANUFACTURER FINANCE PROGRAMS LTD.
                           2655 NORTH SHERIDAN WAY #280
                           MISSISSAUGA ONT  L5K 2P8

           *** Name/Address Changed on August 20, 1993 to:

              Registering
                    Party: MFP TECHNOLOGY SERVICES LTD.
                           2655 NORTH SHERIDAN WAY #280
                           MISSISSAUGA ONT  L5K 2P8

           *** Name/Address Changed on March 4, 1996 to:

              Registering
                    Party: MFP TECHNOLOGY SERVICES LTD.
                           2381 NORTH SHERIDAN WAY
                           MISSISSAUGA ONT  L5K 2S3

 ********** P P S A   S E C U R I T Y   A G R E E M E N T **********

       Reg. Date: SEP 27, 1993                 Reg. Length: 6 YEARS
       Reg. Time: 08:38:25                     Expiry Date: SEP 27, 1999
     Base Reg. #: 4839192                        Control #: B0971051
Block#

 S0001  Secured Party: RENTWAY INC.
                       1910  800  5TH AVE. S W
                       CALGARY AB  T2P 3T6

=D0001    Base Debtor: CORE MARK INTERNATIONAL INC
            (Business) 1140 19160 VANIER PLACE
                       RICHMOND B.C.  V6V 2JZ

            Vehicle Collateral:
            Type         Serial #     Year        Make/Model       MH Reg.#
 V000l      MV      1FTYS9SL4RVA11913  94  FORD HDCC
                                                           2138             513

                                                            Continued on Page  9

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Search Criteria: CORE-MARK INTERNATIONAL                                 Page: 9

            Registering
                  Party: RENTWAY INC.
                         1910  800  5TH AVE.S W
                         CALGARY AB  T2P 3T6

       ********** P P S A   S E C U R I T Y   A G R E E M E N T **********

      Reg. Date: DEC 03, 1993                          Reg. Length: 5 YEARS
      Reg. Time: 13:56:11                              Expiry Date: DEC 03, 1998
    Base Reg. #: 4956110                                 Control #: B1040696
Block#

 +++     Secured Party: MFP TECHNOLOGY SERVICES LTD.
                        2655 NORTH SHERIDAN WAY 1280
                        MISSISSAUGA ONT  L5K 2P8

         *** Name/Address Changed on March 4, 1996 to:

 +++     Secured Party: MFP TECHNOLOGY SERVICES LTD.
                        2381 NORTH SHERIDAN WAY
                        MISSISSAUGA ONT  LSK 2S3

=DOOO1     Base Debtor: CORE-MARK INTERNATIONAL INC.
             (Business) 601-13211 DELF PLACE
                        RICHMOND B.C.  V6V 2A2

         General Collateral:
         COMPUTER EQUIPMENT PURSUANT TO LEASE AGREEMENT NO. 517-3 DATED NOVEMBER 29, 1993, AND ALL AMENDMENTS THERETO, UNDER SCHEDULE OF TERMS NO. 517 DATED MARCH 3, 1993 AND ALL AMOUNTS OWING THEREUNDER.

            Registering
                  Party: MFP TECHNOLOGY SERVICES LTD.
                         2655 NORTH SHERIDAN WAY 1280
                         MISSISSAUGA ONT  L5K 2P8

            *** Name/Address Changed en March 4, 1996 to:

            Registering
                  Party: MFP TECHNOLOGY SERVICES LTD.
                         2381 NORTH SHERIDAN WAY
                         MISSISSAUGA ONT  L5K 2S3


                                                           Continued on Page  10

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Search Criteria: CORE-MARK INTERNATIONAL                              Page: 10


   ---------- A M E N D M E N T  /  0 T H E R   C H A N G E ----------

               Reg. Date: MAR 09, 1995
               Reg. Time: 11:10:00
                  Reg. #: 5678507                       Control #: C1614515
          Base Reg. Type: PPSA SECURITY AGREEMENT
             Base Reg. #: 4956110                  Base Reg. Date: DEC 03, 1993

            Details Description:
            TO DELETE SECURED PARTY AND ADD NEW SECURED PARTY.
Block#
            ** DELETED **

   +++      Secured Party: MFP TECHNOLOGY SERVICES LTD.
                           2655 NORTH SHERIDAN WAY #280
                           MISSISSAUGA ONT  L5K 2P8

            *** Name/Address Changed on March 4, 1996 to:

   +++      Secured Party: MFP TECHNOLOGY SERVICES LTD.
                           2381 NORTH SHERIDAN WAY
                           MISSISSAUGA ONT  L5K 2S3

            *** ADDED ***

 S0002      Secured Party: BARCLAYS BANK OF CANADA
                           304 BAY STREET
                           TORONTO ON  MSH 2P2

              Registering
                    Party: CANADIAN SECURITIES REGISTRATION SYSTEMS
                           130 3751  SHELL ROAD,
                           RICHMOND BC  V6X 2W2

     ********** P P S A   S E C U R I T Y   A G R E E M E N T **********

          Reg. Date: JAN 05, 1994                   Reg. Length: 5 YEARS
          Reg. Time: 14:03:17                       Expiry Date: JAN 05, 1999
       Base Reg. #: 5001568                           Control #: B1067403
Block#

 +++        Secured Party: MFP TECHNOLOGY SERVICES LTD.
                           2655 NORTH SHERIDAN WAY 1280
                           MISSISSAUGA ONT  LSK 2P8


                                                            Continued on Page 11

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Search Criteria: CORE-MARK INTERNATIONAL                             Page: 11

         *** Name/Address Changed on March 4, 1996 to:

 S0001   Secured Party: MFP TECHNOLOGY SERVICES LTD.
                        2381 NORTH SHERIDAN WAY
                        MISSISSAUGA ONT  L5K 2S3

=D000l     Base Debtor: CORE-MARK INTERNATIONAL, INC.
             (Business) 601-13211 DELF PLACE
                        RICHMOND B.C.  V6V 2A2

           General Collateral:
           COMPUTER EQUIPMENT PURSUANT TO LEASE AGREEMENT NO. 517-4 DATED JANUARY 5, 1994, AND ALL AMENDMENTS THERETO, UNDER SCHEDULE OF TERMS NO. 517 DATED MARCH 3, 1993 AND ALL AMOUNTS OWING THEREUNDER.

              Registering
                    Party: MFP TECHNOLOGY SERVICES LTD.
                           2655 NORTH SHERIDAN WAY 1280
                           MISSISSAUGA ONT  L5K 2P8

           *** Name/Address Changed on March 4, 1996 to:

              Registering
                    Party: MFP TECHNOLOGY SERVICES LTD.
                           2381 NORTH SHERIDAN WAY
                           MISSISSAUGA ONT   L5K 2S3

    ********** P P S A   S E C U R I T Y   A G R E E M E N T **********

        Reg. Date: MAR 07, 1994               Reg. Length: 5 YEARS
        Reg. Time: 13:09:10                   Expiry Date: MAR 07, 1999
      Base Reg. #: 5096864                      Control #: B1124219
Block#

   +++     Secured Party: MFP TECHNOLOGY SERVICES LTD.
                          2655 NORTH SHERIDAN WAY 1280
                          MISSISSAUGA ONT  L5K 2P8

           *** Name/Address Changed on March 4, 1996 to:

 S0001     Secured Party: MFP TECHNOLOGY SERVICES LTD.
                          2381 NORTH SHERIDAN WAY
                          MISSISSAUGA ONT   L5K 2S3

=D0001       Base Debtor: CORE-MARK INTERNATIONAL, INC.
               (Business) 601-13211 DELF PLACE
                          RICHMOND B.C.  V6V 2A2

                                                            Continued on Page 12
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Search Criteria: CORE-MARK INTERNATIONAL                              Page: 12

     General Collateral:
     COMPUTER EQUIPMENT PURSUANT TO LEASE AGREEMENT NO. 517-5 DATED MARCH 7, 1994, AND ALL AMENDMENTS THERETO, UNDER SCHEDULE OF TERMS NO. 517 DATED MARCH 3, 1993 AND ALL AMOUNTS OWING THEREUNDER.

      Registering
            Party: MFP TECHNOLOGY SERVICES LTD.
                   2655 NORTH SHERIDAN WAY #280
                   MISSISSAUGA ONT  L5K 2P8

      *** Name/Address Changed on March 4, 1996 to:

       Registering
             Party: MFP TECHNOLOGY SERVICES LTD.
                    2381 NORTH SHERIDAN WAY
                    MISSISSAUGA ONT  L5K 2S3

    ********** P P S A   S E C U R I T Y   A G R E E M E N T **********

         Reg. Date: APR 13, 1994               Reg. Length: 4 YEARS
         Reg. Time: 09:42:06                   Expiry Date: APR 13, 1998
       Base Reg. #: 5158292                      Control #: B1161242
Block#
 S0001      Secured Party: RENTWAY INC.
                           1910  800  5TH AVE.S W
                           CALGARY AB  T2P 3T6

=D0001        Base Debtor: CORE-MARK INTERNATIONAL INC.
                (Business) 140-13160 VANIER PLACE
                           RICHMOND B.C.  V6V 2J2

          Vehicle Collateral:
          Type           Serial #       Year     Make/Model    MH Reg.#
 V0001    MV         1FUYDSEBORP75527Z   94  FREIGHTLINER FLDl20

               Registering
                     Party: RENTWAY INC.
                            1910  800  5TH AVE.S W
                            CALGARY AB  T2P 3T6

     ********** P P S A   S E C U R I T Y   A G R E E M E N T **********

        Reg. Date: APR 14, 1994                  Reg. Length: 4 YEARS
        Reg. Time: 08:40:12                      Expiry Date: APR 14, 1998
      Base Reg. #: 5160635                         Control #: B1159309
Block#                                                    2138               51?

                                                            Continued on Page 13

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Search Criteria: CORE-MARK INTERNATIONAL                              Page: 13

 S000l  Secured Party: CANADIAN WESTERN BANK LEASING INC.
                       900 - 555 BURRARD STREET
                       VANCOUVER BC  V7X 1M8

=D000l    Base Debtor: CORE-MARK INTERNATIONAL INC
            (Business) 2924 JACKLIN ROAD
                       VICTORIA BC  V9B 3Y5

         General Collateral:
         104 COLDSTREAM RSCP 48G5 COOLERS S/N'S 94B0327 TO 94B0430 C/W GRAPHICS 2 EXTRA SHELVES PER UNIT TAG MOLDING ALL PARTS, ACCESSORIES) GOODS
         AND EQUIPMENT NOW OR HEREAFTER ATTACHED TO OR FORMING A PART OF THE GOODS DESCRIBED IN THIS FINANCING STATEMENT
         PROCEEDS: GOODS (INCLUDING TRADE-INS), CHATTEL PAPER, SECURITIES, DOCUMENTS OF TITLE, INSTRUMENTS, MONEY AND INTANGIBLES.


     ********** P P S A   S E C U R I T Y   A G R E E M E N T **********

         Reg. Date: AUG 16, 1994             Reg. Length: 5 YEARS
         Reg. Time: 13:29:32                 Expiry Date: AUG 16, 1999
       Base Reg. #: 5364783                    Control #: B1286869
Block#

 +++       Secured Party: MFP TECHNOLOGY SERVICES LTD.
                          2655 NORTH SHERIDAN WAY 1280
                          MISSISSAUGA ONT  LSK 2P8

           *** Name/Address Changed on March 4, 1996 to:

 +++       Secured Party: MFP TECHNOLOGY SERVICES LTD.
                          2381 NORTH SHERIDAN WAY
                          MISSISSAUGA ONT  L5K 2S3

=D0001       Base Debtor: CORE-MARK INTERNATIONAL, INC.
               (Business) 601-13211 DELF PLACE
                          RICHMOND B.C.  V6V 2A2

           General Collateral:
           COMPUTER EQUIPMENT PURSUANT TO LEASE AGREEMENT NO. 517-6 DATED AUGUST 16, 1994, AND ALL AMENDMENTS THERETO, UNDER SCHEDULE OF TERMS NO. 517 DATED MARCH 3, 1993 AND ALL AMOUNTS OWING THEREUNDER.

              Registering
                    Party: MFP TECHNOLOGY  SERVICES LTD.
                           2655 NORTH SHERIDAN WAY 8280
                           MISSISSAUGA ONT  L5K 2P8

                                                            Continued on Page 14
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Search Criteria: CORE-MARK INTERNATIONAL                              Page: 14

              *** Name/Address Changed on March 4, 1996 to:

              Registering
                    Party: MFP TECHNOLOGY SERVICES LTD.
                           2381 NORTH SHERIDAN WAY
                           MISSISSAUGA ONT  L5K 2S3

   ---------- A M E N D M E N T  /  O T H E R   C H A N G E ----------

                   Reg. Date: MAR 09, 1995
                   Reg. Time: 11:10:00
                      Reg. #: 5678508                  Control #: C1614514
              Base Reg. Type: PPSA SECURITY AGREEMENT
                 Base Reg. #: 5364783             Base Reg. Date: AUG 16, 1994

           Details Description:
           TO DELETE SECURED PARTY AND ADD NEW SECURED PARTY.
Block#
           ** DELETED **

   +++     Secured Party: MFP TECHNOLOGY SERVICES LTD.
                          2655 NORTH SHERIDAN WAY 1280
                          MISSISSAUGA ONT  L5K 2P8

           *** Name/Address Changed on March 4, 1996 to:

   +++     Secured Party: MFP TECHNOLOGY SERVICES LTD.
                          2381 NORTH SHERIDAN WAY
                          MISSISSAUGA ONT  L5K 2S3

           *** ADDED ***

 S0002     Secured Party: BARCLAYS BANK OF CANADA
                          304 BAY STREET
                          TORONTO ON  MSH 2P2

             Registering
                   Party: CANADIAN SECURITIES REGISTRATION SYSTEMS
                          130 3751  SHELL ROAD,
                          RICHMOND BC  V6X 2W2


                                                            Continued on Page 15
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Search Criteria: CORE-MARK INTERNATIONAL                              Page: 15

    ********** P P S A   S E C U R I T Y   A G R E E M E N T **********

         Reg. Date: OCT 26, 1994              Reg. Length: 5 YEARS
         Reg. Time: 13:16:42                  Expiry Date: OCT 26, 1999
       Base Reg. #: 5479148                     Control #: B1354819
Block#

  +++    Secured Party: MFP TECHNOLOGY SERVICES LTD.
                         2655 NORTH SHERIDAN WAY #280
                         MISSISSAUGA ONT  L5K 2P8

         *** Name/Address Changed on March 4, 1996 to:

 +++     Secured Party: MFP TECHNOLOGY SERVICES LTD.
                        2381 NORTH SHERIDAN WAY
                        MISSISSAUGA ONT  L5K 2S3

=D0001     Base Debtor: CORE-MARK INTERNATIONAL, INC.
             (Business) 601-13211 DELF PLACE
                        RICHMOND B.C.  V6V 2A2

         General Collateral:
         COMPUTER EQUIPMENT PURSUANT TO LEASE AGREEMENT NO. 517-7 DATED OCTOBER 21, 1994, AND ALL AMENDMENTS THERETO, UNDER SCHEDULE OF TERMS NO. 517 DATED MARCH 3, 1993 AND ALL AMOUNTS OWING THEREUNDER.

            Registering
                  Party: MFP TECHNOLOGY SERVICES LTD.
                             2655 NORTH SHERIDAN WAY 1280
                             MISSISSAUGA ONT  L5K 2P8

            *** Name/Address Changed on March 4, 1996 to:

            Registering
                  Party: MFP TECHNOLOGY SERVICES LTD.
                         2381 NORTH SHERIDAN WAY
                         MISSISSAUGA ONT  LSK 2S3

   ---------- A M E N D M E N T  /  O T H E R   C H A N G E ----------

            Reg. Date: MAR 09) 1995
            Reg. Time: 1#:10:00
               Reg. #: 5678509                            Control #: C1614513
       Base Reg. Type: PPSA SECURITY AGREEMENT
          Base Reg. #: 5479148                    Base Reg. Date: OCT 26, 1994

         Details Description:
         TO DELETE SECURED PARTY AND ADD NEW SECURED PARTY.

                                                            Continued on Page 16

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Search Criteria: CORE-MARK INTERNATIONAL                                Page: 16

Block#
          ** DELETED **

  +++     Secured Party: MFP TECHNOLOGY SERVICES LTD.
                         2655 NORTH SHERIDAN WAY #280
                         MISSISSAUGA ONT  L5K 2P8

          ***  Name/Address Changed on March 4, 1996 to:

  +++     Secured Party: MFP TECHNOLOGY SERVICES LTD.
                         2381 NORTH SHERIDAN WAY
                         MISSISSAUGA ONT  L5K 2S3

          *** ADDED ***

 S0002    Secured Party: BARCLAYS BANK OF CANADA
                         304 BAY STREET
                         TORONTO ON  M5H 2P2

               Registering
                     Party: CANADIAN SECURITIES REGISTRATION SYSTEMS
                            130 3751  SHELL ROAD,
                            RICHMOND BC  V6X 2W2

     ********** P P S A   S E C U R I T Y   A G R E E M E N T **********

        Reg. Date: DEC 21, 1994                Reg. Length: 5 YEARS
        Reg. Time: 12:5#:14                    Expiry Date: DEC 21, 1999
      Base Reg. #: 5568305                       Control #: B1410449
Block#

  +++  Secured Party: MFP TECHNOLOGY SERVICES LTD.
                      2655 NORTH SHERIDAN WAY 1280
                      MISSISSAUGA ONT  L5K 2P8

       *** Name/Address Changed en March 4, 1996 to:

 S0001 Secured Party: MFP TECHNOLOGY SERVICES LTD.
                      2381 NORTH SHERIDAN WAY
                      MISSISSAUGA ONT L5K 2S3

=D000l   Base Debtor: CORE-MARK INTERNATIONAL, INC.
           (Business) 601-13211 DELF PLACE
                      RICHMOND B.C.  V6V ZA2

                                                            Continued on Page 17
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Search Criteria: CORE-MARK INTERNATIONAL                                Page: 17

          General Collateral:
          COMPUTER EQUIPMENT PURSUANT TO LEASE AGREEMENT NO. 517-8 DATED DECEMBER 20, 1994, AND ALL AMENDMENTS THERETO, UNDER SCHEDULE OF TERMS NO. 517 DATED MARCH 3, 1993 AND ALL AMOUNTS OWING THEREUNDER.

             Registering
                   Party: MFP TECHNOLOGY SERVICES LTD.
                          2655 NORTH SHERIDAN WAY #280
                          MISSISSAUGA ONT  L5K 2P8

          *** Name/Address Changed on March 4) 1996 to:

             Registering
                   Party: MFP TECHNOLOGY SERVICES LTD.
                          2381 NORTH SHERIDAN WAY
                          MISSISSAUGA ONT  L5K 2S3

     ********** P P S A   S E C U R I T Y   A G R E E M E N T **********

      Reg. Date: DEC 21, 1994             Reg. Length: 5 YEARS
      Reg. Time: 12:5#:16                 Expiry Date: DEC 21, 1999
    Base Reg. #: 5568306                    Control #: B1410450
Block#

  +++     Secured Party: MFP TECHNOLOGY SERVICES LTD.
                         2655 NORTH SHERIDAN WAY #280
                         MISSISSAUGA ONT  L5K 2P8

          *** Name/Address Changed on March 4, 1996 to:

 S0001    Secured Party: MFP TECHNOLOGY SERVICES LTD.
                         2381 NORTH SHERIDAN WAY
                         MISSISSAUGA ONT   L5K 2S3

=D0001      Base Debtor: CORE-MARK INTERNATIONAL, INC.
              (Business) 601-13211 DELF PLACE
                         RICHMOND B.C.  V6V 2A2

          General Collateral:
          COMPUTER EQUIPMENT PURSUANT TO LEASE AGREEMENT NO. 517-9 DATED DECEMBER 20, 1994, AND ALL AMENDMENTS THERETO, UNDER SCHEDULE OF TERMS NO. 517 DATED MARCH 3, 1993 AND ALL AMOUNTS OWING THEREUNDER.

             Registering
                   Party: MFP TECHNOLOGY SERVICES LTD.
                          2655 NORTH SHERIDAN WAY 8280
                          MISSISSAUGA ONT  L5K 2P8

                                                            Continued on Page 18
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Search Criteria: CORE-MARK INTERNATIONAL                                Page: 18


            *** Name/Address Changed on March 4, 1996 to:

                Registering
                      Party: MFP TECHNOLOGY SERVICES LTD.
                             2381 NORTH SHERIDAN WAY
                             MISSISSAUGA ONT  L5K 2S3

     ********** P P S A   S E C U R I T Y   A G R E E M E N T **********

         Reg. Date: FEB 06, 1995              Reg. Length: 5 YEARS
         Reg. Time: 12:18:21                  Expiry Date: FEB 06, 2000
       Base Reg. #: 5629923                     Control #: B1449421
Block#

 +++    Secured Party: MFP TECHNOLOGY SERVICES LTD.
                       2655 NORTH SHERIDAN WAY #280
                       MISSISSAUGA ONT  L5K 2P8

        *** Name/Address Changed on March 4, 1996 to:

 S000l  Secured Party: MFP TECHNOLOGY SERVICES LTD.
                       2381 NORTH SHERIDAN WAY
                       MISSISSAUGA ONT   L5K 2S3

=D0001    Base Debtor: CORE-MARK INTERNATIONAL, INC.
            (Business) 601-13211 DELF PLACE
                       RICHMOND B.C.  V6V 2A2

           General Collateral:
           COMPUTER EQUIPMENT PURSUANT TO LEASE AGREEMENT NO. 517-10 DATED FEBRUARY 1, 1995, AND ALL AMENDMENTS THERETO, UNDER SCHEDULE OF TERMS NO. 517 DATED MARCH 3, 1993 AND ALL AMOUNTS OWING THEREUNDER.

              Registering
                    Party: MFP TECHNOLOGY SERVICES LTD.
                           2655 NORTH SHERIDAN WAY #280
                           MISSISSAUGA ONT  L5K 2P8

           *** Name/Address Changed on March 4, 1996 to:

              Registering
                    Party: MFP TECHNOLOGY SERVICES LTD.
                           2381 NORTH SHERIDAN WAY
                           MISSISSAUGA ONT  L5K 2S3

                                                            Continued on Page 19
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Search Criteria: CORE-MARK INTERNATIONAL                                Page: 19

     ********** P P S A   S E C U R I T Y   A G R E E M E N T **********

     Reg. Date: FEB 10, 1995          Reg. Length: 6 YEARS
     Reg. Time: 09:50:32              Expiry Date: FEB 10, 2001
   Base Reg. #: 5637599                 Control #: B1454670
Block#

 S0001  Secured Party: RENTWAY INC.
                       1910  800  5TH AVE.S W
                       CALGARY AB  T2P 3T6

=D000l    Base Debtor: CORE MARK INTERNATIONAL INC DIV CORE
            (Business) MARK DISTRIBUTORS DIV
                       140 19160 VANIER PLACE
                       RICHMOND B.C.  V6V 2J2

       Vehicle Collateral:
       Type         Serial #       Year    Make/Model     MH Reg.#
V0001  MV      1FTY595L75VA31028    95    FORD LA9OOO

       Registering
             Party:   RENTWAY INC.
                      1910  800  5TH AVE.S W
                      CALGARY AB  T2P 3T6

     ********** P P S A   S E C U R I T Y   A G R E E M E N T **********

      Reg. Date: FEB 23, 1995                 Reg. Length: 10 YEARS
      Reg. Time: 14:53:01                     Expiry Date: FEB 23, 2005
    Base Reg. #: 5657110                        Control #: B1466697
Block#

 S0001  Secured Party: CITICORP USA, INC.
                       399 PARK AVENUE
                       NEW YORK NY  10043

=D000l    Base Debtor: CORE-MARK INTERNATIONAL, INC
            (Business) 395 OYSTER POINT BLVD
                       SOUTH SAN FRANCISCO CA  94080

            General Collateral:
            ALL PRESENT AND AFTER-ACQUIRED PERSONAL PROPERTY OF THE DEBTOR.

               Registering
                     Party: STIKEMAN ELLIOTT
                            1700-666 BURRARD STREET
                            VANCOUVER BC  V6C 2X8
                                                            Continued on Page 20
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Search Criteria: CORE-MARK INTERNATIONAL                                Page: 20

    ********** P P S A   S E C U R I T Y   A G R E E M E N T **********

       Reg. Date: APR 28, 1995             Reg. Length: 6 YEARS
       Reg. Time: 09:23:40                 Expiry Date: APR 28, 2001
     Base Reg. #: 5753001                    Control #: B15280250
Block#

 S0001    Secured Party: INLAND KENWORTH
                         5550 GORING STREET
                         BURNABY BC  V5B 3A4

=D0001      Base Debtor: CORE-MARK INTERNATIONAL) INC.
              (Business) 140 13160 VANIER PLACE
                         RICHMOND BC  V6V2J2
         Vehicle Collateral:
         Type            Serial #         Year     Make/Model       MH Reg.*
V0001    MV          2NKMH78X05M937360           KENWORTH T300

                Registering
                      Party: INLAND KENWORTH
                             5550 GORING STREET
                             BURNABY BC  VSB 3A4

    ********** P P S A   S E C U R I T Y   A G R E E M E N T **********

     Reg. Date: JUL 05, 1995                         Reg. Length: 6 YEARS
     Reg. Time: 11:31:52                             Expiry Date: JUL 05, 2001
   Base Reg. #: 5866771                                Control #: B1599863
 Block#

 S000l  Secured Party: PACCAR OF CANADA,LTD.
                       6711 MISSISSAUGA ROAD,
                       NORTH MISSISSAUGA ON  L5N 4J8

 D0001    Base Debtor: INLAND KENWORTH LTD
            (Business) 5550 GORING AVENUE
                       BURNABY B.C.  V5B 3A4

=D0002    Bus. Debtor: CORE-MARK INTERNATIONAL INC
                       140-13160     VANIER PLACE
                       RICHMOND B.C.  V6V 2J2

           Vehicle Collateral:
           Type       Serial #      Year        Make/Model   MH Reg.#
V0001      MV     ZXKBAS8XlTM941276  96    KENWORTH T400
V0002      MV     2XKBA58X3TM941277  96    KENWORTH T400

                                                            Continued on Page 21



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Search Criteria: CORE-MARK INTERNATIONAL                                Page: 21

      Registering
            Party: PACCAR OF CANADA,LTD.
                   6711 MISSISSAUGA ROAD,
                   NORTH MISSISSAUGA ON  L5N 4J8

    ********** P P S A   S E C U R I T Y   A G R E E M E N T **********

      Reg. Date: JUL 07, 1995               Reg. Length: 6 YEARS
      Reg. Time: 09:07:04                   Expiry Date: JUL 07, 2001
    Base Reg. #: 5871444                      Control #: B1559553
Block#

 S000l    Secured Party: ENSIGN PACIFIC LEASE LTD.
                         1130 WEST GEORGIA STREET
                         VANCOUVER BC   V6E 3H7

+D0001      Base Debtor: CORE-MARK INTERNATIONAL
              (Business) #140 - 13160 VANIER PLACE
                         RICHMOND BC  V4M 2K6

           Vehicle Collateral:
           Type        Serial #        Year       Make/Model          MH Reg.#
 V000l     MV      1FALP52465G260151    95 FORD TAURUS GL 4DR. SEDAN

     ********** P P S A   S E C U R I T Y   A G R E E M E N T **********

        Reg. Date: JUL 13, 1995               Reg. Length: 8 YEARS
        Reg. Time: 14:45:01                   Expiry Date: JUL 13, 2003
      Base Reg. #: 5881647                      Control #: B1609446
Block#
 S0001     Secured Party: INLAND KENWORTH
                          5550 GORING STREET
                          BURNABY BC  V5B 3A4

=D0001       Base Debtor: CORE-MARK INTERNATIONAL, INC.
               (Business) 140 - 13160 VANIER
                          RICHMOND B.C.  V6V 2J2

        Vehicle Collateral:
        Type      Serial #        Year         Make/Model   MH Reg.1
V0001   MV     2XKBA58X1TM941276            T400 KENWORTH
V0002   MV     2XKBA58X3TM941277            T400 KENWORTH

                                                            Continued on Page 22
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Search Criteria: CORE-MARK INTERNATIONAL                                Page: 22


              Registering
                    Party: INLAND INDUSTRIES LTD.
                           2482 DOUGLAS ROAD
                           BURNABY BC  V5C 6C9

    ********** P P S A   S E C U R I T Y   A G R E E M E N T **********

       Reg. Date: AUG 04, 1995            Reg. Length: 7 YEARS
       Reg. Time: 08:50:25                Expiry Date: AUG 04, 2002
     Base Reg. #: 5916963                   Control #: B1632815
Block#
 S0001      Secured Party: INLAND KENWORTH
                           5550 GORING STREET
                           BURNABY BC  V5B 3A4

=D0001        Base Debtor: CORE-MARK INTERNATIONAL, INC
                (Business) 140 13160 VANIER PLACE
                           RICHMOND BC  V6V 2J2

         Vehicle Collateral:
         Type          Serial #       Year       Make/Model    MH Reg.#
V0001    MV         lXKDDR9XOTS94139l      KENWORTH T8OOB

              Registering
                    Party: INLAND KENWORTH
                           5550 GORING STREET
                           BURNABY BC  V5B 3A4

     ********** P P S A   S E C U R I T Y   A G R E E M E N T **********

        Reg. Date: AUG 16, 1995             Reg. Length: 8 YEARS
        Reg. Time: 09:48:37                 Expiry Date: AUG 16, 2003
      Base Reg. #: 5932783                    Control #: B1642787
Block#
 S000l      Secured Party: INLAND KENWORTH
                           5550 GORING STREET
                           BURNABY BC  V5B 3A4
=D000l        Base Debtor: CORE-MARK INTERNATIONAL, INC.
                (Business) 140-13160 VANIER PLACE
                           RICHMOND BC  V6V 2J2

         Vehicle Collateral:
         Type        Serial #       Year         Make/Model   MH Reg.#
V000l    MV      2NKMH78X05M936645            KENWORTH T300

                                                            Continued on Page 23
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Search Criteria: CORE-MARK INTERNATIONAL                                Page: 23


         Registering
               Party: INLAND KENWORTH
                      5550 GORING STREET
                      BURNABY BC  V5B 3A4

    ********** P P S A   S E C U R I T Y   A G R E E M E N T **********

      Reg. Date: OCT 23, 1995                  Reg. Length: 6 YEARS
      Reg. Time: 12:29:48                      Expiry Date: OCT 23, 2001
    Base Reg. #: 6046467                         Control #: B1712420
Block*

 S000l  Secured Party: PACCAR OF CANADA,LTD.
                       6711 MISSISSAUGA ROAD,
                       NORTH MISSISSAUGA ON  L5N 4J8

=D000l    Base Debtor: CORE-MARK INTERNATIONAL INC
            (Business) 140 - 13160 VANIER PLACE
                       RICHMOND B.C.  V6V 2J2

 D0002    Bus. Debtor: INLAND KENWORTH LTD
                       5550 GORING AVENUE
                       BURNABY B.C.  V5B 3A4

        Vehicle Collateral:
        Type       Serial #        Year        Make/Model  MH Reg.#
 V0001  MV     1XKDDR9XOTS94139l    96   KENWORTH T800

               Registering
                     Party: PACCAR OF CANADA,LTD.
                            6711 MISSISSAUGA ROAD,
                            NORTH MISSISSAUGA ON  L5N 4J8

     ********** P P S A   S E C U R I T Y   A G R E E M E N T **********

       Rag. Date: OCT 23, 1995                Reg. Length: 8 YEARS
       Reg. Time: 12:30:09                    Expiry Date: OCT 23, 2003
     Base Rag. #: 6046469                      Control #: B1712422
Block#

 S0001  Secured Party: PACCAR OF CANADA,LTD.
                       6711 MISSISSAUGA ROAD,
                       NORTH MISSISSAUGA ON  L5N 4J8

 D0001    Base Debtor: INLAND KENWORTH LTD
            (Business) 5550 GORING AVENUE
                       BURNABY B.C.  V5B 3A4

                                                            Continued on Page 24
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Search Criteria: CORE-MARK INTERNATIONAL                                Page: 24

=D0002     Bus. Debtor: CORE-MARK INTERNATIONAL INC
                        140-13160 VANIER PLACE
                        RICHMOND B.C.  V6V 2J2

         Vehicle Collateral:
         Type           Serial #      Year          Make/Model  MH Reg.#
V000l    MV       2NKMH78X05M936645    95    KENWORTH T300

             Registering
                   Party:    PACCAR OF CANADA, LTD.
                             6711 MISSISSAUGA ROAD,
                             NORTH MISSISSAUGA ON   L5N 4J8

     ********** P P S A   S E C U R I T Y   A G R E E M E N T **********

       Reg. Date: JUL 11, 1995               R3g. Length: 8 YEARS
       Reg. Time: 12:33:21                   Expiry Date: JUL 11, 2003
     Base Reg. #: 5876306                      Control #: B1606301
Block#

 S0001  Secured Party: PACCAR OF CANADA, LTD.
                       6711 MISSISSAUGA ROAD,
                       NORTH MISSISSAUGA ON  L5N 4J8

 D0001        Base Debtor: INLAND KENWORTH LTD
                (Business) 5550 GORING AVENUE
                           BURNABY B.C.  V5B 3A4

              Bus. Debtor: CORE-MARK
                           140-13160 VANIER PLACE
                           RICHMOND B.C.  V6V 2J2
        Vehicle Collateral:
        Type           Serial #       Year       Make/Model    MH Reg.#
 V0001  MV        2NKMH78X05M937360    95    KENWORTH

             Registering
                   Party: PACCAR OF CANADA, LTD.
                          6711 MISSISSAUGA ROAD,
                          NORTH MISSISSAUGA ON   L5N 4J8


                                                            Continued on Page 25

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Search Criteria: CORE-MARK INTERNATIONAL                                Page: 25

   ---------- A M E N D M E N T  /  O T H E R   C H A N G  ----------E

              Reg. Date: NOV 21, 1995
              Reg. Time: 09:55:00
                 Reg. #: 6100865                     Control #: C1816443
         Base Reg. Type: PPSA SECURITY AGREEMENT
            Base Reg. #: 5876306                Base Reg. Date: JUL 11, 1995

            Details Description:
            CORRECT NAME ADDED TO REGISTRATION
Block#
            ** DELETED **
            Bus. Debtor: CORE-MARK
                         140-13160 VANIER PLACE
                         RICHMOND B.C.  V6V 2J2

            *** ADDED ***
=D0003      Bus. Debtor: CORE-MARK INTERNATIONAL INC
                         140-13160 VANIER PLACE
                         RICHMOND BC  V6V 2J2

               Registering
                     Party: CANADIAN SECURITIES REGISTRATION SYSTEMS
                            130 3751  SHELL ROAD,
                            RICHMOND BC  V6X 2W2

     ********** P P S A   S E C U R I T Y   A G R E E M E N T **********

            Reg. Date: DEC 20, 1995                Reg. Length: 5 YEARS
            Reg. Time: 08:42:49                    Expiry Date: DEC 20, 2000
          Base Rag. #: 6141778                       Control #: B1773562
Block#

 S0001  Secured Party: MFP TECHNOLOGY SERVICES LTD
                       2281 NORTH SHERIDAN WAY
                       MISSISSAUGA ON  L5K 2S3

=D0001    Base Debtor: CORE-MARK INTERNATIONAL INC.
            (Business) 601-13211 DELF PLACE
                       RICHMOND BC  V6V 2A2

                                                            Continued on Page 26

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--------------------------------------------------------------------------------

Search Criteria: CORE-MARK INTERNATIONAL                                Page: 26


          General Collateral:
          COMPUTER EQUIPMENT PURSUANT TO LEASE AGREEMENT NO. 517-li DATED DECEMBER 18) 1995, AND ALL AMENDMENTS THERETO, UNDER SCHEDULE OF TERMS FOR EQUIPMENT LEASE AGREEMENT NO. 517 DATED MARCH 3, 1993, AND ALL AMOUNTS OWING THEREUNDER.
          DEBTORS FULL NAME IS-
          CORE-MARK INTERNATIONAL, INC.

              Registering
                    Party: MFP TECHNOLOGY SERVICES LTD
                           2281 NORTH SHERIDAN WAY
                           MISSISSAUGA ON   L5K 2S3

        ********** R E P A I R E R S   L I E N   A C T **********

      Reg. Date: APR 02, 1996                   Reg. Length: 180 DAYS
      Reg. Time: 10:05:32                       Expiry Date: SEP 30, 1996
    Base Reg. #: 6307632                          Control #: B1877762

 Amount of Lien: $2617.52                    Surrender Date: MAR 18, 1996
Block#
 S0001   Secured Party: PER.M. ENTETPRISES LTD.                      DBA
                        ANNACIS TRUCK & TRAILER SERVICE
                        918 CLIVEDEN AVENUE
                        NEW WESTMINSTER B.C.  V3M 5R5

=D0001     Base Debtor: CORE-MARK INTERNATIONAL INC
             (Business) 140-13160 VANIER PLACE
                        RICHMOND BC  V6V 2J2

        Vehicle Collateral:
        Type          Serial #        Year     Make/Model     MH Reg.#
 V0001  MV        1PT071NE9K9006089    89   TRAILMBILE SEMI

       ********** R E P A I R E R S   L I E N   A C T **********

       Reg. Date: APR 02, 1996            Reg. Length: 180 DAYS
       Reg. Time: 10:10:36                Expiry Date: SEP 30, 1996
     Base Reg. #: 6307650                     Control #: B1877789

  Amount of Lien: $2791.76               Surrender Date: MAR 22, 1996
Block#

 S0001  Secured Party: PER.M. ENTERPRISES LTD.                  DBA
                       ANNACIS TRUCK & TRAILER SERVICE
                       918 CLIVEDEN AVENUE
                       NEW WESTMINSTER B.C.  V3M 5R5

                                                            Continued on Page 27

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--------------------------------------------------------------------------------

Search Criteria: CORE-MARK INTERNATIONAL                                Page: 27

=D000l      Base Debtor: CORE-MARK INTERNATIONAL INC
              (Business) 140-13160 VANIER PLACE
                         RICHMOND BC  V6V 2J2

         Vehicle Collateral:
         Type         Serial #        Year     Make/Model  MH Reg.#
 V0001   MV       JHBSGZ354K1S1O17S    89   HINO VAN

       ********** R E P A I R E R S   L I E N   A C T **********

        Reg. Date: JUL 16, 1996           Reg. Length: 180 DAYS
        Reg. Time: 16:25:30               Expiry Date: JAN 13, 1997
      Base Reg. #: 6491191                  Control #: B1999499

   Amount of Lien: $1945.79            Surrender Date: JUN 25, 1996
Block*
 S000l      Secured Party: PER.M. ENTERPRISES LTD.       DBA
                           ANNACIS TRUCK & TRAILER SERVICE
                           918 CLIVEDEN AVENUE
                           NEW WESTMINSTER B.C.  V3M 5R5

=D0001        Base Debtor: COREMARK INTERNATIONAL INC.
                (Business) 140-13160 VANIER PLACE
                           RICHMOND BC  V6V 2J2

         Vehicle Collateral:
         Type         Serial #         Year     Make/Model   MH Reg.#
 V0001   MV       JHBSG235XL1TlO198     90   HINO VAN

       ********** R E P A I R E R S   L I E N   A C T **********

        Reg. Date: JUL 31, 1996                  Reg. Length: 180 DAYS
        Reg. Time: 08:58:04                      Expiry Date: JAN 27, 1997
      Base Reg. #: 6521207                         Control #: B2016283

   Amount of Lien: $1782.86                   Surrender Date: JUL 13, 1996
Block#
 S000l     Secured Party: PER.M. ENTERPRISES LTD.                      DBA
                          ANNACIS TRUCK & TRAILER SERVICE
                          918 CLIVEDEN AVENUE
                          NEW WESTMINSTER B.C.  V3M 5R5

 D0001       Base Debtor: CORE-MARK INT'L INC. #50
               (Business) 140-13160 VANIER PLACE
                          RICHMOND BC  V6V 2J2

                                                            Continued on Page 28

--------------------------------------------------------------------------------
                         BC Online: PPRS SEARCH RESULT
--------------------------------------------------------------------------------

Search Criteria: CORE-MARK INTERNATIONAL                                Page: 28

=D0002      Bus. Debtor: CORE MARK INTERNATIONAL INC.
                         140-13160 VANIER PLACE
                         RICHMOND BC  V6V 2J2

         Vehicle Collateral:
         Type       Serial #        Year       Make/Model   MH Reg.#
 V000l   MV     JHB5G2354K1510175    89    HINO VAN

    ********** P P S A   S E C U R I T Y   A G R E E M E N T **********

        Reg. Date: AUG 06, 1996           Reg. Length: 10 YEARS
        Reg. Time: 1#:38:28               Expiry Date: AUG 06, 2006
      Base Reg. #: 6529487                  Control #: B2021119
Block#

S000l  Secured Party: THE CHASE MANHATTAN BANK, AS
                      ADMINISTRATIVE AGENT - LIEN PERF.
                      DEPT .
                      200 JERICHO QUADRANGLE
                      JERICHO NY  11753

=D0001   Base Debtor: CORE-MARK INTERNATIONAL, INC
           (Business) 395 OYSTER POINT BLVD, STE 415
                      SOUTH SAN FRANCISCO CA  94080

 D0002   Bus. Debtor: C/M PRODUCTS, INC
                      395 OYSTER POINT BLVD, STE 415
                      SOUTH SAN FRANCISCO CA  94080

 D0003   Bus. Debtor: CORE-MARK INTERRELATED COMPANIES, INC
                      395 OYSTER POINT BLVD, STE 415
                      SOUTH SAN FRANCISCO CA  94080

 D0004   Bus. Debtor: CORE-MARK MIDCONTINENT, INC
                      395 OYSTER POINT BLVD, STE 415
                      SOUTH SAN FRANCISCO CA  94080

 D0005   Bus. Debtor: CORE-MARK DISTRIBUTORS, INC
                      395 OYSTER POINT BLVD, STE 415
                      SOUTH SAN FRANCISCO CA  94080

         General Collateral:
           ALL PRESENT AND AFTER-ACQUIRED PERSONAL PROPERTY OF THE DEBTOR.


                                                            Continued on Page 29

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Search Criteria: CORE-MARK INTERNATIONAL                                Page: 29


        Registering
              Party:   STIKEMAN ELLIOTT
                       1700-666 BURRARD STREET
                       VANCOUVER BC  V6C 2X8

****************************************************************************

   Some, but not all, tax liens and other Crown claims are registered at the Personal Property Registry (PPR) and if registered, will be displayed on this search result. HOWEVER, it is possible that a particular chattel is subject to a Crown claim that is not registered at the PPR. Please consult the Miscellaneous Registrations Act, 1992 for more details. If you are concerned that a particular chattel may be subject to a Crown claim not registered at the PPR, please consult the agency administering the type of Crown claim.

****************************************************************************


   ****************************************************************************
    WARNING: The currency date noted at the top of this search indicates the date to which registrations have been completely recorded on the system. While some registrations processed after this date may be included, others may still be in process and not included.

*********************************** END OF SEARCH ***************************

                                                                         Page: 1
As of: JUL 31 1996          BC OnLine: PPRS SEARCH RESULT            96/08/06
Lterm: V1381414     For: PE12804  STIKEMAN, ELLIOTT BAPRISTER & SOL  11:43:02
Search Criteria: C/M PRODUCT                  Index: BUSINESS DEBTOR

 **************** P P S A   S E C U R I T Y   A G R E E M E N T ****************

          Reg. Date: AUG 06, 1996               Reg. Length: 10 YEARS
          Reg. Time: 11:38:28                   Expiry Date: AUG 06, 2006
        Base Reg. #: 6529487                      Control #: B2021119
Block#

 S0001  Secured Party: THE CHASE MANHATTAN BANK, AS
                       ADMINISTRATIVE AGENT - LIEN PERF.
                       DEPT.
                       200 JERICHO QUADRANGLE
                       JERICHO NY  11753

 D0001    Base Debtor: CORE-MARK INTERNATIONAL, INC
            (Business) 395 OYSTER POINT BLVD, STE 415
                       SOUTH SAN FRANCISCO CA  94080

=D0002    Bus. Debtor: C/M PRODUCTS, INC
                       395 OYSTER POINT BLVD, STE 415
                       SOUTH SAN FRANCISCO CA  94080

 D0003    Bus. Debtor: CORE-MARK INTERRELATED COMPANIES, INC
                       395 OYSTER POINT BLVD, STE 415
                       SOUTH SAN FRANCISCO CA  94080

 D0004    Bus. Debtor: CORE-MARK MIDCONTINENT, INC
                       395 OYSTER POINT BLVD, STE 415
                       SOUTH SAN FRANCISCO CA  94080

 D0005    Bus. Debtor: CORE-MARK DISTRIBUTORS, INC
                       395 OYSTER POINT BLVD, STE 415
                       SOUTH SAN FRANCISCO CA  94080

      General Collateral:
      ALL PRESENT AND AFTER-ACQUIRED PERSONAL PROPERTY OF THE DEBTOR.

         Registering
               Party: STIKEMAN ELLIOTT
                      1700-666 BURRARD STREET
                      VANCOUVER BC  V6C 2X8

******************************************************************************

   Some, but not all, tax liens and other Crown claims are registered at the Personal Property Registry (PPR) and if registered, will be displayed on this search result. HOWEVER, it is possible that a particular chattel is subject to a Crown claim that is not registered at the PPR. Please consult the Miscellaneous Reqistrations Act, 1992 for more details. If you are concerned that a particular chattel may be subject to a Crown claim not registered at the PPR, please consult the agency administering the type of Crown claim.



                                                             Continued on Page 2

Search Criteria: C/M PRODUCT                                       Page:  2

*******************************************************************************

   WARNING: The currency date noted at the top of this search indicates the date to which registrations have been completely recorded on the system. While some registrations processed after this date may be included, others may still be in process and not included.

*********************************** END OF SEARCH ***************************

As of: JUL 31 1996          BC OnLine: PPRS SEARCH RESULT            96/08/06
Lterm: V1381414     For: PE12804  STIKEMAN, ELLIOTT BAPRISTER & SOL  11:43:02
Search Criteria: CORE-MARK INTERRELATED             Index: BUSINESS DEBTOR

 **************** P P S A   S E C U R I T Y   A G R E E M E N T ****************


          Reg. Date: AUG 06, 1996           Reg. Length: 10 YEARS
          Reg. Time: 11:38:28               Expiry Date: AUG 06, 2006
        Base Reg. #: 6529487                  Control #: B2021119
Block#

 S0001  Secured Party: THE CHASE MANHATTAN BANK, AS
                       ADMINISTRATIVE AGENT - LIEN PERF.
                       DEPT.
                       200 JERICHO QUADRANGLE
                       JERICHO NY  11753

 D0001    Base Debtor: CORE-MARK INTERNATIONAL, INC
            (Business) 395 OYSTER POINT BLVD, STE 415
                       SOUTH SAN FRANCISCO CA  94080

 D0002    Bus. Debtor: C/M PRODUCTS, INC
                       395 OYSTER POINT BLVD, STE 415
                       SOUTH SAN FRANCISCO CA  94080

=D0003    Bus. Debtor: CORE-MARK INTERRELATED COMPANIES, INC
                       395 OYSTER POINT BLVD, STE 415
                       SOUTH SAN FRANCISCO CA  94080

 D0004    Bus. Debtor: CORE-MARK MIDCONTINENT, INC
                       395 OYSTER POINT BLVD, STE 415
                       SOUTH SAN FRANCISCO CA  94080

 D0005    Bus. Debtor: CORE-MARK DISTRIBUTORS, INC
                       395 OYSTER POINT BLVD, STE 415
                       SOUTH SAN FRANCISCO CA  94080

        General Collateral:
        ALL PRESENT AND AFTER-ACQUIRED PERSONAL PROPERTY OF THE DEBTOR.

           Registering
                 Party: STIKEMAN ELLIOTT
                        1700-666 BURRARD STREET
                        VANCOUVER BC  V6C 2X8

*****************************************************************************

   Some, but not all, tax liens and other Crown claims are registered at the Personal Property Registry (PPR) and if registered, will be displayed on this search result. HOWEVER, it is possible that a particular chattel is subject to a Crown claim that is not registered at the PPR. Please consult the Miscellaneous Registrations Act, 1992 for more details. If you are concerned that a particular chattel may be subject to a Crown claim not registered at the PPR, please consult the agency administering the type of Crown claim.



                                                            Continued on Page  2

Search Criteria: CORE-MARK INTERRELATED                              Page:  2


*****************************************************************************

   WARNING: The currency date noted at the top of this search indicates the date to which registrations have been completely recorded on the system. While some registrations processed after this date may be included, others may still be in process and not included.

************************************ END OF SEARCH ***************************

As of: JUL 31 1996          BC OnLine: PPRS SEARCH RESULT            96/08/06
Lterm: V1381414     For: PE12804  STIKEMAN, ELLIOTT BAPRISTER & SOL  11:43:02
Search Criteria: CORE-MARK MIDCONTINENT       Index: BUSINESS DEBTOR

 **************** P P S A   S E C U R I T Y   A G R E E M E N T ****************


          Reg. Date: AUG 06, 1996           Reg. Length: 10 YEARS
          Reg. Time: 11:38:28               Expiry Date: AUG 06, 2006
        Base Reg. #: 6529487                  Control #: B2021119
Block#

 S0001  Secured Party: THE CHASE MANHATTAN BANK, AS
                       ADMINISTRATIVE AGENT - LIEN PERF.
                       DEPT.
                       200 JERICHO QUADRANGLE
                       JERICHO NY  11753

 D0001    Base Debtor: CORE-MARK INTERNATIONAL, INC
            (Business) 395 OYSTER POINT BLVD, STE 415
                       SOUTH SAN FRANCISCO CA  94080

 D0002    Bus. Debtor: C/M PRODUCTS, INC
                       395 OYSTER POINT BLVD, STE 415
                       SOUTH SAN FRANCISCO CA  94080

 D0003    Bus. Debtor: CORE-MARK INTERRELATED COMPANIES, INC
                       395 OYSTER POINT BLVD, STE 415
                       SOUTH SAN FRANCISCO CA  94080

=D0004    Bus. Debtor: CORE-MARK MIDCONTINENT, INC
                       395 OYSTER POINT BLVD, STE 415
                       SOUTH SAN FRANCISCO CA  94080

 D0005    Bus. Debtor: CORE-MARK DISTRIBUTORS, INC
                       395 OYSTER POINT BLVD, STE 415
                       SOUTH SAN FRANCISCO CA  94080

    General Collateral:
    ALL PRESENT AND AFTER-ACQUIRED PERSONAL PROPERTY OF THE DEBTOR.

       Registering
             Party: STIKEMAN ELLIOTT
                    1700-666 BURRARD STREET
                    VANCOUVER BC  V6C 2X8

*****************************************************************************

   Some, but not all, tax liens and other Crown claims are registered at the Personal Property Registry (PPR) and if registered, will be displayed on this search result. HOWEVER, it is possible that a particular chattel is subject to a Crown claim that is not registered at the PPR. Please consult the Miscellaneous Registrations Act, 1992 for more details. If you are concerned that a particular chattel may be subject to a Crown claim not registered at the PPR, please consult the agency administering the type of Crown claim.


                                                            Continued on Page  2

Search Criteria: CORE-MARK MIDCONTINENT                              Page:  2


*****************************************************************************

   WARNING: The currency date noted at the top of this search indicates the date to which registrations have been completely recorded on the system. While some registrations processed after this date may be included, others may still be in process and not included.

****************************** END OF SEARCH ********************************

As of: JUL 31 1996          BC OnLine: PPRS SEARCH RESULT            96/08/06
Lterm: V1381414     For: PE12804  STIKEMAN, ELLIOTT BAPRISTER & SOL  11:43:02
Search Criteria: CORE-MARK DISTRIBUTOR           Index: BUSINESS DEBTOR

 **************** P P S A   S E C U R I T Y   A G R E E M E N T ****************


          Reg. Date: AUG 06, 1996           Reg. Length: 10 YEARS
          Reg. Time: 11:38:28               Expiry Date: AUG 06, 2006
        Base Reg. #: 6529487                  Control #: B2021119
Block#

 S0001  Secured Party: THE CHASE MANHATTAN BANK, AS
                       ADMINISTRATIVE AGENT - LIEN PERF.
                       DEPT.
                       200 JERICHO QUADRANGLE
                       JERICHO NY  11753

 D0001    Base Debtor: CORE-MARK INTERNATIONAL, INC
            (Business) 395 OYSTER POINT BLVD, STE 415
                       SOUTH SAN FRANCISCO CA  94080

 D0002    Bus. Debtor: C/M PRODUCTS, INC
                       395 OYSTER POINT BLVD, STE 415
                       SOUTH SAN FRANCISCO CA  94080

 D0003    Bus. Debtor: CORE-MARK INTERRELATED COMPANIES, INC
                       395 OYSTER POINT BLVD, STE 415
                       SOUTH SAN FRANCISCO CA  94080

 D0004    Bus. Debtor: CORE-MARK MIDCONTINENT, INC
                       395 OYSTER POINT BLVD, STE 415
                       SOUTH SAN FRANCISCO CA  94080

=D0005    Bus. Debtor: CORE-MARK DISTRIBUTORS, INC
                       395 OYSTER POINT BLVD, STE 415
                       SOUTH SAN FRANCISCO CA  94080

     General Collateral:
     ALL PRESENT AND AFTER-ACQUIRED PERSONAL PROPERTY OF THE DEBTOR.

        Registering
              Party: STIKEMAN ELLIOTT
                     1700-666 BURRARD STREET
                     VANCOUVER BC  V6C 2X8

****************************************************************************

   Some, but not all, tax liens and other Crown claims are registered at the Personal Property Registry (PPR) and if registered, will be displayed on this search result. HOWEVER, it is possible that a particular chattel is subject to a Crown claim that is not registered at the PPR. Please consult the Miscellaneous Reqistrations Act, 1992 for more details. If you are concerned that a particular chattel may be subject to a Crown claim not registered at the PPR, please consult the agency administering the type of Crown claim.


                                                            Continued on Page  2

Search Criteria: CORE-MARK DISTRIBUTOR                               Page:  2


 ****************************************************************************

   WARNING: The currency date noted at the top of this search indicates the date to which registrations have been completely recorded on the system. While some registrations processed after this date may be included, others may still be in process and not included.

 ********************************* END OF SEARCH ****************************

[Letterhead of Thompson Dorfman Sweatman]

                                                                     Exhibit J-5

August 7, 1996


STIKEMAN, ELLIOTT
Barristers and Solicitors
P.O. Box 85
5300 Commerce Court West
Toronto, ON M5L 1B9

THE CHASE MANHATTAN BANK
(and the other Lenders)
200 Jericho Quardrangle
Jericho, NEW YORK  11753

SIMPSON THACHER & BARTLETT
Barristers and Solicitors
425 Lexington Avenue
New York, NEW YORK   10017-3954


        Re: CORE-MARK INTERNATIONAL, INC.
            (the "Corporation")

     We have acted as agents for Stikeman, Elliott in the Province of Manitoba (the "Province") in Connection with a security agreement dated as of August 7, 1996 (the "Security Agreement") made between the Corporation, CIM Products, Inc., Core-Mark Interrelated Companies, Inc. and Core-Mark Midcontinent, Inc. (collectively the "Business Debtors") and The Chase Manhattan Bank (the "Bank") as Administrative Agent for the Lenders parties to a Credit Agreement dated as of August 7, 1996 among the Corporation, the Bank and such Lenders (the "Credit Agreement").

     A Financing Statement giving notice of the Security Agreement was registered in the Manitoba Personal Property Registry (the "PPR") on August 7, 1996 (the "Financing Statement"). Upon verification of the registration of the

THOMPSON DORFMAN SWEATMAN
Barristers and Solicitors              -2-


Statement a registration number will be assigned, and upon our receipt of the Verification Statement we will provide the registration number to you.

     A Certificate of the Registrar of the PPR dated as at July 9, 1996 at 4:30 p.m. (as updated and confirmed by a search conducted August 7, 1996 for the period ended at the close of business on July 30, 1996) disclosed the following registrations against the Corporation which, as regards the Corporation, continue to remain in priority to the Financing Statement:

     1. Registration No.950106-104393 in favour of PACCAR OF CANADA LTD. in respect of certain motor vehicles;

     2. Registration No.951120-101972 in favour of PACCAR OF CANADA LTD. in respect of a 1996 Kenworth motor vehicle, Serial No. 1XKDD99XXT5942970;

     3. Registration No. 950228-102057 in favour of CITICORP USA INC. in respect of assets described by schedule including inventory, equipment, debts, accounts and intangibles.

     In the Province there may also exist encumbrances ranking in priority to the Financing Statement of the following nature which would not be disclosed by our searches:

     1. conditional sales contracts made prior to September 1, 1978, being the date The Personal Property Security Act (Manitoba) (the "PPSA") came into force;

     2. wage claims of employees of the Corporation and the other Business Debtors under the provisions of The Payment of Wages Act (Manitoba) and under the provisions of legislation relative to insolvency and bankruptcy;

     3. liens created by statute in favour of Her Majesty in Right of Manitoba, municipalities, Crown corporations and government agencies on (personal) property of the Corporation and the other Business Debtors for the amount of any debt due from the Corporation and the other Business Debtors which came into existence prior to the registration of the Financing Statement.

THOMPSON DORFMAN SWEATMAN
Barristers and Solicitors              -3-


     In giving the opinion which follows, we have assumed:

     (a) the genuineness of all documents submitted to us as originals and the authenticity and conformity to the originals of all certified and notarial copies of original documents;

     (b) that the Security Agreement has been duly and validly authorized, executed and delivered to the Bank by the Business Debtors;

     (c) the Business Debtors each have the corporate power and capacity to execute and deliver the Security Agreement;

     (d) value has been given by the Bank to the Business Debtors;

     (e) the Business Debtors have rights in the Collateral, as that term is defined in the Security Agreement;

     (f) that the Collateral does not include real or immovable property or property that has been affixed to real or immovable property.

     For the purposes of the PPSA, the validity, perfection and possibility and effect of proper registration with respect to intangibles (which includes accounts receivable) is governed by the law of the jurisdiction in which the chief place of business of the debtor is located.

     Based and relying upon the foregoing and subject to the qualifications hereinafter set out, we are of the opinion that:

     1. The Corporation has been duly registered as an extra-provincial corporation under the laws of the Province and is in good standing under the laws of the Province with respect to the filing of Annual Returns.

     2. With the exception of the Corporation none of the Business Debtors has been duly registered as an extra-provincial corporation under the laws of the Province.

     3. The Security Agreement creates in favour of the Bank a valid security interest in Collateral (as that term is defined in the Security Agreement) to which the PPSA applies.

THOMPSON DORFMAN SWEATMAN
Barristers and Solicitors              -4-


     4. Notice of the Security Agreement has been properly registered according to the laws of the Province in all places in which registration is necessary or advisable. No other notice, filing, registration or act is necessary in the Province to perfect the security interests created by the Security Agreement.

     5. At the time of registration of the Financing Statement, except for the registrations described above, there were no mortgages, hypothecs, charges, pledges, encumbrances or security interests registered in the PPR against or affecting the Corporation which rank or purport to rank in priority to or pari passu with the security interest created or granted by the Security Agreement.

     The foregoing opinions are:

     (a) Subject to the qualification that in order to continue the effectiveness of the registration of the Financing Statement, it is necessary to register:

         (i) a renewal financing statement respecting the Financing Statement before the expiration of the three year period from the date of the initial registration thereof and before the expiration of the third anniversary of each successive renewal; and

         (ii) a transfer financing statement within fifteen (15) days after the Bank learns that the Corporation has transferred its interest in the collateral described in the Financing Statement.

     (b) subject to the qualification that a security interest in instruments, securities, letters of credit and advices of credit, or negotiable documents of title (as such terms are defined in the PPSA can only be perfected by the Bank (or its agents) possessing such items of Collateral;

     (c) limited to matters governed by the laws of the Province only;

     (d) limited to the matters expressly stated herein, and no opinion is implied or may be inferred beyond the matters expressly stated herein;

THOMPSON DORFMAN SWEATMAN
Barristers and Solicitors              -5-


     (e) subject to the qualification that no opinion is expressed as to the enforceability of a security interest in Collateral to the extent that such Collateral is not identifiable and traceable;

     (f) subject to the qualification that perfection of a security interest in the Collateral may be defeated or impaired with respect to such portion of the Collateral that is removed from the Province to another jurisdiction;

     (g) subject to the qualification that motor vehicles or aircraft (as defined by the PPSA) comprised in the Collateral and used by the Business Debtors as equipment must be described in the Financing Statement according to the serial number and other identifying information required by the PPSA in order for the security interest therein to be perfected;

     (h) subject to the qualification that a license, quota or similar governmental authorization may not be personal property subject to the granting of a security interest pursuant to the PPSA; and

     (i) subject to the qualification that limitations may exist in law upon the right of the holder of a judgment to seize patent rights under a writ of execution and subject to such priorities as may be created pursuant to the Copyright Act (Canada), the Trade Marks Act (Canada) and the Patent Act (Canada).

     The opinion expressed herein is effective as of the date hereof and is based upon the laws in effect as of the date hereof. We expressly disclaim any undertaking or obligation to modify this opinion to reflect changes in facts or developments in law which may occur after the date hereof.

     This opinion is rendered solely for the use of the addressees hereof in connection with the transaction referred to herein and may not be relied upon by any other parties or for any other purpose without our prior express written consent.


                                  Yours truly,


                                  /s/Thompson Dorfman Sweatman

                                                                  EXHIBIT K TO
                                                              CREDIT AGREEMENT

                                   [FORM OF]

                          ASSIGNMENT AND ACCEPTANCE

     Reference is made to the Credit Agreement, dated as of August 7, 1996
(as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Core-Mark International, Inc. (the "BORROWER"), the Lenders named therein and The Chase Manhattan Bank, as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT"). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     The Assignor identified on Schedule l hereto (the "ASSIGNOR") and the Assignee identified on Schedule l hereto (the "ASSIGNEE") agree as follows:

     1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date (as defined below), the interest described in Schedule 1 hereto (the "Assigned Interest") in and to the Assignor's rights and obligations under the Credit Agreement with respect to those credit facilities contained in the Credit Agreement as are set forth on Schedule 1 hereto (individually, an "Assigned Facility"; collectively, the "Assigned Facilities"), in a principal amount for each Assigned Facility as set forth on
Schedule 1 hereto.

     2. The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, other than that the Assignor has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, any of its Subsidiaries or any other obligor or the performance or observance by the Borrower, any of its Subsidiaries or any other obligor of any of their respective obligations under the Credit Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto;
(c) attaches any Notes held by it evidencing the Assigned Facilities and
(i) requests that the Administrative Agent, upon request by the Assignee, exchange the attached Notes for a new Note or Notes payable to the Assignee and (ii) if the Assignor has retained any interest in the Assigned Facility, requests that the Administrative Agent exchange the attached Notes for a new Note or Notes payable to the Assignor, in each case in amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Effective Date); and
(d) represents and warrants that it has complied with all of the provisions of
Section 10.6(c) of the Credit Agreement which are applicable to it in connection with this Assignment.

      3. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received a copy of the

Credit Agreement, together with copies of the financial statements delivered pursuant to subsection 4.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it will, independently and without reliance upon the Assignor, the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligation pursuant to subsection 2.19(b) of the Credit Agreement; and
(f) represents and warrants that it has complied with all of the provisions of Section 10.6 (c) of the Credit Agreement which are applicable to it in connection with this Assignment.

      4. The effective date of this Assignment and Acceptance shall be the Effective Date of Assignment described in Schedule 1 hereto (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance by it and recording by the Administrative Agent pursuant to the Credit Agreement, effective as of the Effective Date (which shall not, unless otherwise agreed to by the Administrative Agent, be earlier than five Business Days after the date of such acceptance and recording by the Administrative Agent).

      5. Upon such acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to the Effective Date and to the Assignee for amounts which have accrued subsequent to the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

      6. From and after the Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

      7. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.

                                                                            3
       IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.

                                  Schedule 1
                         to Assignment and Acceptance

Name of Assignor:
                  ----------------------------------

Name of Assignee:
                  ----------------------------------

Effective Date of Assignment:
                              ----------------------


    Credit              Principal
Facility Assigned    Amount Assigned   Commitment Percentage Assigned (1)
-----------------    ---------------   ----------------------------------

                      $                                    %
                       ---------                  ---------


[Name of Assignee]              [Name of Assignor]


By:                             By:
    ------------------------         ------------------------
    Name:                            Name:
    Title:                           Title:






-------------------
(1) Calculate the Commitment Percentage that is assigned to at least 15 decimal places and show as a percentage of the aggregate commitments of all Lenders.

Accepted:                            Consented To:

THE CHASE MANHATTAN BANK, as         CORE-MARK INTERNATIONAL, INC.(2)
Administrative Agent


By:                                  By:
    --------------------------           -----------------------------
    Name:                                Name:
    Title:                               Title:


                                         THE CHASE MANHATTAN BANK, as
                                         Administrative Agent


                                         By:
                                             ---------------------------------
                                             Name:
                                             Title:


                                         CHASE MANHATTAN BANK
                                         DELAWARE, as Issuing Bank


                                         By:
                                             ---------------------------------
                                             Name:
                                             Title:




-------------------
(2) The consents of the Borrower, the Administrative Agent and the Issuing Bank are not required unless the assignee is not an existing Lender under the Credit Agreement.